UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Item 1.	Reports to Stockholders.

MainStay Unconstrained Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This Page Intentionally Left Blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/1997	–2.17 2.44%	2.25 7.06%	2.72 3.67%	4.41 4.89%	1.16 1.16%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–2.19 2.41	2.17 6.98	2.68 3.63	4.50 5.03	1.18 1.18
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2/28/1997	–2.94 2.06	1.27 6.27	2.50 2.85	4.01 4.01	1.93 1.93
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	1.07 2.07	5.28 6.28	2.83 2.83	4.00 4.00	1.93 1.93
Class I Shares	No Sales Charge		1/2/2004	2.57	7.33	3.95	5.18	0.91
Class R2 Shares	No Sales Charge		2/28/2014	2.28	6.85	1.63	N/A	1.28
Class R3 Shares	No Sales Charge		2/29/2016	2.27	6.58	10.41	N/A	1.50

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Bloomberg Barclays U.S. Aggregate Bond Index[4]	–0.67%	0.83%	2.27%	4.30%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[5]	0.45	0.78	0.41	1.13
Morningstar Nontraditional Bond Category Average[6]	2.38	5.41	2.53	3.48

4.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as a secondary benchmark. The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London
InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,024.40	$5.67	$1,019.20	$5.66	1.13%

Investor Class Shares	$1,000.00	$1,024.10	$5.77	$1,019.10	$5.76	1.15%

Class B Shares	$1,000.00	$1,020.60	$9.52	$1,015.40	$9.49	1.90%

Class C Shares	$1,000.00	$1,020.70	$9.52	$1,015.40	$9.49	1.90%

Class I Shares	$1,000.00	$1,025.70	$4.42	$1,020.40	$4.41	0.88%

Class R2 Shares	$1,000.00	$1,022.80	$6.17	$1,018.70	$6.16	1.23%

Class R3 Shares	$1,000.00	$1,022.70	$7.42	$1,017.50	$7.40	1.48%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Goldman Sachs Group, Inc., 2.35%–5.25%, due 7/27/21–1/22/23

2.	Morgan Stanley, 3.625%–5.45%, due 11/1/22–12/31/49

3.	Bank of America Corp., 3.248%–8.57%, due 6/1/19–12/29/49

4.	Wells Fargo & Co., 4.65%–5.90%, due 1/15/44–12/29/49

5.	Kreditanstalt fuer Wiederaufbau, 1.50%, due 2/6/19
6.	Microsoft Corp., 1.10%–1.85%, due 8/8/19–2/6/20

7.	Quikrete Holdings, Inc., 4.243%, due 11/15/23

8.	Anheuser-Busch InBev Worldwide, Inc., 1.375%, due 7/15/17

9.	Citigroup, Inc., 6.30%, due 12/29/49

10.	Liberty Mutual Group, Inc., 6.50%–10.75%, due 3/15/35–6/15/88

8	MainStay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Louis N. Cohen, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Unconstrained Bond Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Unconstrained Bond Fund returned 2.44% for Class A shares, 2.41% for Investor Class shares, 2.06% for Class B shares and 2.07% for Class C shares for the six months ended April 30, 2017. Over the same period, the Fund returned 2.57% for Class I shares, 2.28% for Class R2 shares and 2.27% for Class R3 shares. For the six months ended April 30, 2017, all share classes outperformed the –0.67% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Fund’s primary benchmark, and the 0.45% return of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2017, Class A, Investor Class and Class I shares outperformed—and all other share classes underperformed—the 2.38% return of the Morningstar Nontraditional Bond Category Average,2 which is an additional benchmark for the Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index resulted primarily from the Fund’s overweight position in spread product3—specifically high-yield bonds and bank loans—as credit spreads tightened during the reporting period. The Fund maintained an allocation to investment-grade and high-yield bonds and loans, while a short position in U.S. Treasury futures contributed to the Fund’s shorter-duration4 profile. During the reporting period, the U.S. Treasury yield curve5 flattened, as the Federal Reserve continued on its slow path toward the renormalization of interest rates. Most industries held in the Fund generated positive returns, with banking, insurance, basic industry, capital goods and technology as the primary contributors to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Throughout the reporting period, our strategy was to maintain overweight positions in spread product—more specifically, in high-yield bonds, bank loans and investment-grade credit. During the reporting period, however, the Fund reduced exposure to high-yield credits and increased exposure to investment-grade credits.

What was the Fund’s duration strategy during the reporting period?

In order to reduce the Fund’s sensitivity to interest rates, we maintained a duration that was significantly shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the Fund’s duration was 1.0 year.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, we promoted credit risk as the anticipated principal driver of performance, as we have done for the past few years. We expected corporate bonds (both investment-grade and high-yield) to have superior returns to government-related debt, since we believed that the low interest-rate environment could spark healthy demand for higher-yielding products. In our opinion, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt, and smaller funding gaps, which in turn strengthened credit fundamentals and supported the narrowing of spreads. Although we continued to believe that credit spreads could tighten modestly, we reduced the Fund’s exposure to high-yield credits in favor of investment-grade credits as spreads continued to tighten during the reporting period. While we believed that valuations generally remained fair across all credit sectors, it was our opinion that greater vigilance was needed to navigate what we saw as the late stages of the current economic cycle.

Which sectors were the strongest contributors to the Fund’s performance and which sectors were particularly weak?

During the reporting period, the Fund’s position in high-yield bonds was the most significant contributor to the Fund’s performance, on both an absolute and a relative basis. Bank loans and investment-grade corporate bonds also contributed to returns on a relative basis.

Within the Fund’s high-yield bond component, transportation and telecommunication services were the most substantial contributors. Within the Fund’s investment-grade component, financial holdings and consumer-related holdings generated positive excess returns.

1.	See footnote on page 6 for more information about this index.
2.	See footnote on page 6 for more information on the Morningstar Nontraditional Bond Category Average.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, we purchased loans of telecommunication services company Sprint and information technology company Dell. Both were new issues and came at yields that we found attractive. We sold bonds of trucking company XPO Logistics and health care company HCA when we believed that these bonds had reached their fair value.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we trimmed the Fund’s exposure to high-yield credits while increasing the Fund’s weighting among investment-grade credits as spreads continued to narrow within the high-yield universe. The Fund’s weighting in bank loans remained flat throughout the reporting period.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund remained overweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield bonds and in bank loans, despite the reduced allocation to high-yield bonds. As of the same date, the Fund was overweight in investment-grade corporate bonds. At the end of the reporting period, the Fund was significantly underweight relative to the Index in U.S. Treasury securities and mortgage securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Unconstrained Bond Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 91.3%† Asset-Backed Securities 0.2%
Home Equity 0.2%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 1.042%, due 10/25/36 (a)	$113,110	$111,313
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 1.052%, due 5/25/37 (a)	139,703	103,501
First NLC Trust Series 2007-1, Class A1 1.052%, due 8/25/37 (a)(b)	360,609	203,691
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 1.112%, due 4/25/37 (a)	27,312	27,162
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 1.082%, due 4/25/37 (a)	3,436	2,364
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 1.082%, due 3/25/47 (a)	139,886	89,224
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 1.032%, due 11/25/36 (a)	94,257	44,401
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE6, Class A2B 1.082%, due 9/25/36 (a)	337,643	162,430
Series 2006-HE8, Class A2B 1.082%, due 10/25/36 (a)	171,815	94,524
Series 2007-HE4, Class A2A 1.092%, due 2/25/37 (a)	91,857	40,243
Series 2007-NC2, Class A2FP 1.132%, due 2/25/37 (a)	346,770	204,568
Securitized Asset-Backed Receivables LLC Trust Series 2007-BR4, Class A2A 1.072%, due 5/25/37 (a)	398,337	273,627
Soundview Home Loan Trust
Series 2007-OPT1, Class 2A1 1.062%, due 6/25/37 (a)	349,809	231,841
Series 2006-EQ2, Class A2 1.092%, due 1/25/37 (a)	214,534	153,235
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 1.092%, due 9/25/37 (a)	916,915	424,121

		2,166,245

	Principal Amount	Value

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 1.25%, due 5/25/29 (a)	$714,258	$691,614

Total Asset-Backed Securities (Cost $3,714,963)		2,857,859

Corporate Bonds 70.2%
Advertising 0.2%
Lamar Media Corp. 5.375%, due 1/15/24	2,695,000	2,843,224

Aerospace & Defense 0.9%
Moog, Inc. 5.25%, due 12/1/22 (b)	5,505,000	5,725,200
Orbital ATK, Inc. (c)
5.25%, due 10/1/21	2,250,000	2,328,750
5.50%, due 10/1/23	4,045,000	4,196,687

		12,250,637

Agriculture 1.1%
Cargill, Inc. 6.00%, due 11/27/17 (b)	6,390,000	6,553,680
Philip Morris International, Inc. 1.625%, due 2/21/19	8,215,000	8,187,940

		14,741,620

Airlines 1.4%
Continental Airlines, Inc.
Series 2007-1, Class A 5.983%, due 10/19/23	2,865,543	3,152,097
Series 2003-ERJ1 7.875%, due 1/2/20	111,603	114,393
Series 2005-ERJ1 9.798%, due 10/1/22	359,907	394,549
Delta Air Lines, Inc. Series 2011-1, Class A, Pass Through Trust 5.30%, due 10/15/20	786,743	831,587
U.S. Airways Group, Inc.
Series 2012-1, Class A, Pass Through Trust 5.90%, due 4/1/26	2,169,867	2,433,159
Series 2010-1, Class A, Pass Through Trust 6.25%, due 10/22/24	6,279,620	6,844,785
United Airlines, Inc. Series 2014-2, Class B, Pass Through Trust 4.625%, due 3/3/24	5,304,420	5,437,031

		19,207,601

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Auto Manufacturers 1.8%
Daimler Finance North America LLC 2.30%, due 1/6/20 (b)	$6,950,000	$6,968,494
Ford Holdings LLC 9.30%, due 3/1/30	93,000	128,914
Ford Motor Co.
7.45%, due 7/16/31	39,000	49,195
8.90%, due 1/15/32	3,009,000	4,081,381
General Motors Financial Co., Inc. 3.45%, due 4/10/22	8,590,000	8,678,236
Toyota Motor Credit Corp. 1.95%, due 4/17/20	5,700,000	5,705,700

		25,611,920

Auto Parts & Equipment 0.5%
Schaeffler Finance B.V. 4.75%, due 5/15/23 (b)	6,490,000	6,765,825

Banks 14.6%
♦Bank of America Corp.
3.248%, due 10/21/27	5,170,000	4,956,624
3.30%, due 1/11/23	510,000	518,445
4.25%, due 10/22/26	7,260,000	7,402,165
5.125%, due 12/29/49 (a)	4,990,000	5,014,950
5.625%, due 7/1/20	1,720,000	1,889,064
6.11%, due 1/29/37	2,807,000	3,287,390
6.30%, due 12/29/49 (a)	3,570,000	3,931,462
7.625%, due 6/1/19	420,000	466,750
8.57%, due 11/15/24	1,645,000	2,087,620
Bank of New York Mellon Corp. 4.625%, due 12/29/49 (a)	5,050,000	4,974,250
Barclays Bank PLC 5.14%, due 10/14/20	8,037,000	8,626,956
BB&T Corp. 2.75%, due 4/1/22	6,370,000	6,453,409
Capital One Financial Corp.
4.20%, due 10/29/25	800,000	805,603
5.55%, due 12/29/49 (a)	2,434,000	2,531,360
♦Citigroup, Inc. 6.30%, due 12/29/49 (a)	10,800,000	11,397,240
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (b)	2,270,000	2,356,660
♦Goldman Sachs Group, Inc.
2.35%, due 11/15/21	12,990,000	12,802,243
3.00%, due 4/26/22	7,000,000	7,055,664
3.625%, due 1/22/23	7,257,000	7,496,924
5.25%, due 7/27/21	6,047,000	6,651,893
JPMorgan Chase & Co. 6.125%, due 12/29/49 (a)	7,595,000	8,148,007
♦Kreditanstalt fuer Wiederaufbau 1.50%, due 2/6/19	12,800,000	12,809,856

	Principal Amount	Value

Banks (continued)
♦ Morgan Stanley
3.625%, due 1/20/27	$7,975,000	$7,996,716
3.70%, due 10/23/24	6,700,000	6,862,810
4.875%, due 11/1/22	4,287,000	4,662,014
5.00%, due 11/24/25	2,465,000	2,676,016
5.45%, due 12/31/49 (a)	11,425,000	11,696,344
Royal Bank of Canada 2.50%, due 1/19/21	5,565,000	5,620,021
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	8,746,000	8,991,771
Toronto-Dominion Bank 1.80%, due 7/13/21	6,995,000	6,859,878
US Bancorp 2.20%, due 4/25/19	3,410,000	3,440,775
U.S. Bank N.A.
1.40%, due 4/26/19	3,730,000	3,707,135
2.00%, due 1/24/20	3,205,000	3,223,910
♦Wells Fargo & Co.
4.65%, due 11/4/44	825,000	833,349
5.606%, due 1/15/44	5,375,000	6,160,814
5.90%, due 12/29/49 (a)	5,835,000	6,199,687
Wells Fargo Capital X 5.95%, due 12/1/86	1,490,000	1,609,200

		202,204,975

Beverages 2.4%
♦Anheuser-Busch InBev Worldwide, Inc. 1.375%, due 7/15/17	11,494,000	11,495,345
Constellation Brands, Inc. 4.75%, due 11/15/24	6,765,000	7,361,544
Dr Pepper Snapple Group, Inc. 3.20%, due 11/15/21	4,768,000	4,897,623
PepsiCo, Inc.
1.55%, due 5/2/19	2,050,000	2,047,909
1.35%, due 10/4/19	7,170,000	7,123,445

		32,925,866

Building Materials 0.8%
Masco Corp. 7.125%, due 3/15/20	2,250,000	2,538,000
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	8,400,000	8,757,000

		11,295,000

Chemicals 1.3%
Air Liquide Finance S.A. (b)
1.375%, due 9/27/19	4,135,000	4,069,564
1.75%, due 9/27/21	2,785,000	2,709,181
Ashland LLC 4.75%, due 8/15/22 (c)	2,970,000	3,096,225
Dow Chemical Co. 8.55%, due 5/15/19	693,000	781,756
WR Grace & Co-Conn 5.125%, due 10/1/21 (b)	6,410,000	6,882,737

		17,539,463

12	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services 0.3%
Service Corp. International
5.375%, due 1/15/22	$1,835,000	$1,892,344
5.375%, due 5/15/24 (c)	2,200,000	2,323,750

		4,216,094

Computers 0.8%
Apple, Inc. 1.55%, due 2/8/19	6,765,000	6,775,168
International Business Machines Corp. 1.90%, due 1/27/20	4,500,000	4,518,463

		11,293,631

Cosmetics & Personal Care 0.2%
Estee Lauder Cos., Inc. 1.80%, due 2/7/20	2,785,000	2,792,968

Diversified Financial Services 2.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.50%, due 5/26/22	4,430,000	4,501,013
4.50%, due 5/15/21	1,465,000	1,548,544
Air Lease Corp. 2.125%, due 1/15/20	3,275,000	3,254,253
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,000,000	3,020,589
GE Capital International Funding Co. 2.342%, due 11/15/20	6,800,000	6,844,554
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	1,690,000	1,713,785
Protective Life Global Funding 1.555%, due 9/13/19 (b)	4,200,000	4,141,070
Springleaf Finance Corp. 6.00%, due 6/1/20	3,100,000	3,173,625

		28,197,433

Electric 3.0%
CMS Energy Corp.
3.875%, due 3/1/24	3,818,000	3,964,810
6.25%, due 2/1/20	1,980,000	2,186,781
Consolidated Edison, Inc. 2.00%, due 3/15/20	2,815,000	2,815,822
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)	5,533,000	6,131,217
Great Plains Energy, Inc.
4.85%, due 6/1/21	5,200,000	5,573,547
5.292%, due 6/15/22 (d)	663,000	728,200
IPALCO Enterprises, Inc. 3.45%, due 7/15/20	8,560,000	8,688,400
MidAmerican Energy Co. 3.10%, due 5/1/27	6,000,000	6,033,522

	Principal Amount		Value

Electric (continued)
WEC Energy Group, Inc. 6.25%, due 5/15/67 (a)		$5,495,000	$5,137,825

			41,260,124

Electronics 0.6%
Honeywell International, Inc. 1.40%, due 10/30/19		7,840,000	7,783,215

Entertainment 0.5%
Isle of Capri Casinos, Inc.
5.875%, due 3/15/21		437,000	451,202
8.875%, due 6/15/20 (c)		5,815,000	5,989,450

			6,440,652

Environmental Controls 0.3%
Waste Management, Inc. 2.40%, due 5/15/23		3,880,000	3,822,654

Food 2.9%
J.M. Smucker Co. 1.75%, due 3/15/18		5,645,000	5,651,322
Kerry Group Financial Services 3.20%, due 4/9/23 (b)		4,595,000	4,575,402
Kroger Co. 1.50%, due 9/30/19		4,130,000	4,081,316
Mondelez International Holdings Netherlands B.V. (b)
1.625%, due 10/28/19		4,500,000	4,434,062
2.00%, due 10/28/21		4,885,000	4,730,903
Premier Foods Finance PLC 6.50%, due 3/15/21 (b)	GBP	4,500,000	5,945,547
Smithfield Foods, Inc.
2.70%, due 1/31/20 (b)		$2,675,000	2,680,912
3.35%, due 2/1/22 (b)		2,490,000	2,503,695
Tyson Foods, Inc. 3.95%, due 8/15/24		5,450,000	5,607,848

			40,211,007

Forest Products & Paper 0.4%
Domtar Corp. 10.75%, due 6/1/17		308,000	309,749
Georgia-Pacific LLC 8.00%, due 1/15/24		2,945,000	3,788,439
International Paper Co. 7.30%, due 11/15/39		693,000	912,677

			5,010,865

Gas 0.5%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25		2,825,000	2,853,250
5.625%, due 5/20/24		2,708,000	2,755,390
5.75%, due 5/20/27		1,890,000	1,894,725

			7,503,365

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Products 0.6%
Medtronic Global Holdings SCA 1.70%, due 3/28/19	$4,780,000	$4,778,188
Stryker Corp. 2.625%, due 3/15/21	2,179,000	2,204,375
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,895,000	1,916,743

		8,899,306

Health Care—Services 1.5%
Fresenius Medical Care U.S. Finance II, Inc. 6.50%, due 9/15/18 (b)	2,500,000	2,637,500
Laboratory Corp. of America Holdings 2.50%, due 11/1/18	5,500,000	5,550,067
Tenet Healthcare Corp. 4.631%, due 6/15/20 (a)	6,250,000	6,281,250
UnitedHealth Group, Inc. 1.40%, due 10/15/17	6,643,000	6,645,969

		21,114,786

Home Builders 3.7%
CalAtlantic Group, Inc. (c)
6.25%, due 12/15/21	2,875,000	3,198,006
8.375%, due 1/15/21	4,560,000	5,358,000
D.R. Horton, Inc.
3.75%, due 3/1/19	2,750,000	2,818,668
5.75%, due 8/15/23	4,250,000	4,810,626
KB Home 8.00%, due 3/15/20	2,250,000	2,534,063
Lennar Corp.
4.50%, due 6/15/19	3,300,000	3,407,250
4.50%, due 11/15/19	4,740,000	4,899,975
MDC Holdings, Inc.
5.50%, due 1/15/24	7,025,000	7,303,892
5.625%, due 2/1/20	1,608,000	1,736,318
Meritage Homes Corp. 7.00%, due 4/1/22	7,800,000	8,853,000
Toll Brothers Finance Corp. 5.875%, due 2/15/22	5,750,000	6,343,688

		51,263,486

Insurance 4.9%
Chubb Corp. 3.408%, due 3/29/67 (a)	9,873,000	9,774,270
Jackson National Life Global Funding 2.20%, due 1/30/20 (b)	2,830,000	2,832,451
♦Liberty Mutual Group, Inc. (b)
6.50%, due 3/15/35	870,000	1,059,955
7.80%, due 3/7/87	7,453,000	8,626,847
10.75%, due 6/15/88 (a)	938,000	1,449,210

	Principal Amount		Value

Insurance (continued)
Lincoln National Corp. 3.399%, due 5/17/66 (a)		$3,537,000	$3,143,509
MassMutual Global Funding II 2.50%, due 4/13/22 (b)		3,600,000	3,604,007
Oil Insurance, Ltd. 4.134%, due 12/29/49 (a)(b)		8,452,000	7,184,200
Pricoa Global Funding I 2.55%, due 11/24/20 (b)		2,725,000	2,742,721
Protective Life Corp. 8.45%, due 10/15/39		3,621,000	5,197,315
Provident Cos., Inc. 7.25%, due 3/15/28		5,460,000	6,960,162
Scottish Widows, Ltd. Series Reg S 5.50%, due 6/16/23	GBP	6,500,000	9,365,017
Validus Holdings, Ltd. 8.875%, due 1/26/40		$1,300,000	1,834,330
Voya Financial, Inc. 3.65%, due 6/15/26		1,240,000	1,234,881
XLIT, Ltd. 3.616%, due 10/29/49 (a)		4,116,000	3,498,600

			68,507,475

Internet 1.3%
Amazon.com, Inc. 1.20%, due 11/29/17		6,364,000	6,359,628
eBay, Inc. 1.35%, due 7/15/17		4,640,000	4,638,858
Priceline Group, Inc. 3.60%, due 6/1/26		6,700,000	6,744,629

			17,743,115

Iron & Steel 1.4%
ArcelorMittal 7.00%, due 2/25/22		5,425,000	6,150,594
Steel Dynamics, Inc. 5.25%, due 4/15/23		7,666,000	7,934,310
Vale Overseas, Ltd. 6.25%, due 8/10/26		4,330,000	4,731,824

			18,816,728

Leisure Time 0.5%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18		6,115,000	6,374,888

Lodging 0.6%
Marriott International, Inc.
6.75%, due 5/15/18		946,000	992,392
7.15%, due 12/1/19		2,341,000	2,615,157
Wyndham Worldwide Corp. 4.15%, due 4/1/24		4,160,000	4,242,405

			7,849,954

14	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value

Corporate Bonds (continued)
Media 0.6%
DISH DBS Corp. 4.25%, due 4/1/18		$3,350,000	$3,408,625
Sky PLC 3.75%, due 9/16/24 (b)		4,095,000	4,172,170
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23		1,087,000	1,366,256

			8,947,051

Mining 0.3%
Aleris International, Inc. 7.875%, due 11/1/20		2,000	1,980
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (b)		3,935,000	4,527,709

			4,529,689

Miscellaneous—Manufacturing 1.5%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)		7,860,000	8,056,500
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (b)		3,320,000	3,352,875
Textron Financial Corp. 2.774%, due 2/15/67 (a)(b)		11,250,000	9,028,125

			20,437,500

Oil & Gas 2.9%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36		19,735,000	8,194,564
Chevron Corp. 1.686%, due 2/28/19		3,200,000	3,203,619
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)		9,000,000	9,180,000
Murphy Oil USA, Inc. 6.00%, due 8/15/23		7,318,000	7,683,900
QEP Resources, Inc. 5.375%, due 10/1/22		3,350,000	3,308,125
Tesoro Corp. 5.125%, due 4/1/24		8,050,000	8,492,750

			40,062,958

Packaging & Containers 0.8%
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	EUR	7,700,000	9,363,875
WestRock MWV LLC 7.375%, due 9/1/19		$1,800,000	2,005,346

			11,369,221

Pharmaceuticals 1.3%
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (b)		3,865,000	3,386,706

	Principal Amount	Value

Pharmaceuticals (continued)
Johnson & Johnson 2.25%, due 3/3/22	$5,450,000	$5,496,701
Pfizer, Inc. 1.20%, due 6/1/18	9,540,000	9,523,782

		18,407,189

Pipelines 1.5%
Kinder Morgan, Inc.
5.625%, due 11/15/23 (b)	2,449,000	2,708,261
7.75%, due 1/15/32	2,035,000	2,591,493
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	4,150,000	3,854,317
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23 (c)	3,725,000	3,836,750
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
5.875%, due 10/1/20	3,810,000	3,897,630
6.125%, due 10/15/21	3,500,000	3,653,125

		20,541,576

Real Estate Investment Trusts 0.6%
Crown Castle International Corp. 5.25%, due 1/15/23	2,625,000	2,904,657
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	472,000	479,246
Iron Mountain, Inc. 5.75%, due 8/15/24 (c)	4,125,000	4,233,281
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	1,000	1,009

		7,618,193

Retail 3.3%
AutoZone, Inc. 3.75%, due 6/1/27	3,565,000	3,593,549
Brinker International, Inc. 2.60%, due 5/15/18	1,875,000	1,882,031
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(e)	59,260	65,289
Darden Restaurants, Inc. 3.85%, due 5/1/27	2,700,000	2,723,884
QVC, Inc. 4.85%, due 4/1/24	6,500,000	6,624,599
Signet UK Finance PLC 4.70%, due 6/15/24	8,635,000	8,530,214
Starbucks Corp. 2.45%, due 6/15/26	4,279,000	4,128,696
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	8,550,000	8,485,875
TJX Cos., Inc. 2.25%, due 9/15/26	10,505,000	9,782,655

		45,816,792

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Semiconductors 1.3%
NXP B.V. / NXP Funding LLC (b)
4.125%, due 6/1/21	$6,300,000	$6,591,375
4.625%, due 6/15/22	2,960,000	3,178,300
Sensata Technologies B.V. 5.00%, due 10/1/25 (b)	8,700,000	8,884,875

		18,654,550

Software 0.9%
First Data Corp. 7.00%, due 12/1/23 (b)	755,000	809,511
♦Microsoft Corp.
1.10%, due 8/8/19	6,040,000	5,981,207
1.85%, due 2/6/20	6,190,000	6,213,509

		13,004,227

Telecommunications 3.5%
AT&T, Inc. 3.20%, due 3/1/22	5,840,000	5,912,235
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	2,250,000	2,432,813
Rogers Communications, Inc. 3.625%, due 12/15/25	6,760,000	6,881,072
Sprint Capital Corp. 8.75%, due 3/15/32 (c)	1,060,000	1,304,457
Sprint Communications, Inc. 7.00%, due 8/15/20	1,800,000	1,948,500
Sprint Corp. 7.875%, due 9/15/23	1,650,000	1,852,125
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, due 3/20/23 (b)	4,758,000	4,799,632
T-Mobile USA, Inc.
6.00%, due 3/1/23	3,000,000	3,206,250
6.125%, due 1/15/22 (c)	4,525,000	4,779,531
Telefonica Emisiones SAU
4.103%, due 3/8/27	2,755,000	2,825,839
5.462%, due 2/16/21	1,000	1,102
Verizon Communications, Inc.
4.125%, due 3/16/27	685,000	700,445
5.15%, due 9/15/23	3,573,000	3,954,211
ViaSat, Inc. 6.875%, due 6/15/20 (c)	7,340,000	7,486,800

		48,085,012

Textiles 0.2%
Cintas Corp. No 2 2.90%, due 4/1/22	2,985,000	3,029,235

	Principal Amount		Value

Trucking & Leasing 0.5%
Aviation Capital Group Corp. 2.875%, due 1/20/22 (b)		$6,795,000	$6,765,435

Total Corporate Bonds (Cost $964,616,377)			971,756,504

Foreign Bonds 0.1%
United Kingdom 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP	449,000	749,878

Total Foreign Bonds (Cost $740,847)			749,878

Loan Assignments 20.0% (f)
Advertising 2.0%
Allied Universal Holdco LLC 2015 Term Loan 4.79%, due 7/28/22		$8,640,625	8,648,730
Global Payments, Inc. 2017 1st Lien Term Loan (zero coupon), due 4/22/23		2,575,000	2,575,000
Outfront Media Capital LLC 2017 Term Loan B 3.244%, due 3/16/24		7,878,750	7,926,353
USAGM HoldCo LLC 2015 2nd Lien Term Loan 9.672%, due 7/28/23		8,750,000	8,837,500

			27,987,583

Auto Manufacturers 0.3%
Navistar International Corp. 2017 Term Loan B 5.00%, due 8/7/20		4,436,325	4,488,084

Auto Parts & Equipment 0.8%
TI Group Automotive Systems LLC 2015 USD Term Loan 3.743%, due 6/30/22		10,908,875	10,963,419

Building Materials 0.7%
Builders FirstSource, Inc. 2017 Term Loan B 4.069%, due 2/29/24		2,723,175	2,714,325
Forterra Finance LLC Term Loan B 4.672%, due 10/25/23		7,144,100	7,132,941

			9,847,266

16	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments (continued)
Buildings & Real Estate 0.8%
♦Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.243%, due 11/15/23	$11,670,750	$11,746,120

Chemicals 0.2%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B1 3.647%, due 2/1/23	3,384,140	3,416,310

Commercial Services 1.2%
KAR Auction Services, Inc. Term Loan B2 4.188%, due 3/11/21	8,658,122	8,705,023
Neff Rental LLC 2nd Lien Term Loan 7.543%, due 6/9/21	8,591,780	8,591,780

		17,296,803

Computers 0.3%
Tempo Acquisition LLC Term Loan (zero coupon), due 3/15/24	4,110,000	4,115,138

Containers, Packaging & Glass 0.9%
Berry Plastics Group, Inc. Term Loan K 3.239%, due 2/8/20	5,000,000	5,028,750
BWAY Holding Co. 2017 Term Loan B (zero coupon), due 4/3/24	4,140,000	4,119,300
Reynolds Group Holdings, Inc. USD 2017 Term Loan 3.993%, due 2/5/23	2,810,893	2,824,261

		11,972,311

Electric 0.1%
Calpine Corp. Term Loan B5 3.90%, due 1/15/24	1,965,000	1,969,606

Electrical Components & Equipment 0.2%
Electro Rent Corp. 1st Lien Term Loan 6.00%, due 1/19/24	3,331,650	3,352,473

Electronics 0.4%
Dell, Inc. 2017 Term Loan B 3.50%, due 9/7/23	6,129,638	6,150,987

	Principal Amount	Value

Entertainment 0.2%
Mohegan Tribal Gaming Authority 2016 Term Loan B 5.00%, due 9/28/23	$2,992,500	$3,005,218

Environmental Controls 0.9%
Advanced Disposal Services, Inc. Term Loan B3 3.696%, due 11/10/23	5,905,000	5,952,240
GFL Environmental, Inc. USD Term Loan B 3.897%, due 9/29/23	5,970,000	5,982,436

		11,934,676

Food 0.4%
Pinnacle Foods Finance LLC 2017 Term Loan B 2.983%, due 2/2/24	5,456,325	5,487,393

Food Services 0.2%
Aramark Services, Inc. 2017 USD Term Loan B 2.993%, due 3/28/24	2,317,000	2,332,929

Hand & Machine Tools 0.4%
Milacron LLC Amended Term Loan B 3.993%, due 9/28/23	4,907,700	4,932,239

Health Care—Products 0.6%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	7,310,549	7,266,020
Sterigenics-Nordion Holdings LLC 2017 Term Loan B 4.15%, due 5/15/22	985,000	980,075

		8,246,095

Health Care—Services 0.9%
inVentiv Health, Inc. 2016 Term Loan B 4.804%, due 11/9/23	7,172,025	7,210,130
MPH Acquisition Holdings LLC 2016 Term Loan B 4.897%, due 6/7/23	4,788,545	4,848,401

		12,058,531

Household Products & Wares 0.9%
KIK Custom Products, Inc. 2015 Term Loan B 5.653%, due 8/26/22	5,510,478	5,562,138

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value

Loan Assignments (continued)
Household Products & Wares (continued)
Prestige Brands, Inc. Term Loan B4 3.743%, due 1/26/24	$6,916,150	$6,969,460

		12,531,598

Iron & Steel 0.6%
Signode Industrial Group U.S., Inc. USD Term Loan B 3.814%, due 5/1/21	7,685,398	7,747,842

Lodging 0.8%
Boyd Gaming Corp. 2017 Term Loan B2 3.445%, due 9/15/23	369,075	370,591
Hilton Worldwide Finance LLC Term Loan B2 2.991%, due 10/25/23	10,647,290	10,725,484

		11,096,075

Machinery—Construction & Mining 0.2%
Terex Corp. 2017 Term Loan B 3.54%, due 1/31/24	2,541,500	2,551,031

Machinery—Diversified 0.6%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.25%, due 6/30/21	8,297,955	8,342,556

Media 1.2%
Charter Communications Operating LLC Repriced Term Loan F 3.00%, due 1/3/21	8,743,030	8,777,181
Nielsen Finance LLC USD Term Loan B4 2.99%, due 10/4/23	3,965,000	3,978,766
Virgin Media Bristol LLC USD Term Loan I 3.744%, due 1/31/25	4,100,000	4,113,325

		16,869,272

Miscellaneous—Manufacturing 0.3%
Gates Global LLC 2017 USD Term Loan B 4.408%, due 4/1/24	4,062,269	4,081,947

Oil & Gas 0.3%
CITGO Petroleum Corp. New Term Loan B 4.647%, due 7/29/21	4,259,345	4,280,642

	Principal Amount	Value

Pharmaceuticals 0.4%
Change Healthcare Holdings, Inc. 2017 Term Loan B 3.75%, due 3/1/24	$5,485,000	$5,498,713

Real Estate 0.4%
Realogy Corp. 2017 Term Loan B 3.242%, due 7/20/22	4,891,600	4,917,280

Retail 0.6%
Nature’s Bounty Co. 2017 USD Term Loan B 4.647%, due 5/5/23	5,386,500	5,408,946
Pilot Travel Centers LLC 2017 Term Loan B 2.993%, due 5/25/23	2,765,122	2,782,404

		8,191,350

Software 0.3%
First Data Corp. 2017 Term Loan 3.491%, due 4/26/24	3,968,688	3,968,688

Telecommunications 1.7%
Level 3 Financing, Inc. 2017 Term Loan B 3.241%, due 2/22/24	9,000,000	9,024,750
SBA Senior Finance II LLC Term Loan B1 3.25%, due 3/24/21	8,788,827	8,828,060
Sprint Communications, Inc. 1st Lien Term Loan B 3.50%, due 2/2/24	5,150,000	5,152,148

		23,004,958

Transportation 0.2%
XPO Logistics, Inc. 2017 Term Loan B 3.405%, due 11/1/21	3,285,000	3,302,269

Total Loan Assignments (Cost $275,748,860)		277,687,402

Mortgage-Backed Securities 0.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
Bayview Commercial Asset Trust Series 2006-4A, Class A1 1.212%, due 12/25/36 (a)(b)	30,436	27,315

18	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 3.127%, due 7/25/36 (g)	$107,000	$106,458

		133,773

Residential Mortgages (Collateralized Mortgage Obligations) 0.8%
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	68,881	68,257
Japan Finance Organization for Municipalities Series Reg S 1.375%, due 2/5/18	10,610,000	10,570,403
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.663%, due 11/25/36 (g)	120,403	107,169

		10,745,829

Whole Loan Collateral (Collateralized Mortgage Obligation) 0.0%‡
Banc of America Mortgage Trust Series 2005-J, Class 1A1 3.295%, due 11/25/35 (g)	119,984	107,536

Total Mortgage-Backed Securities (Cost $11,002,020)		10,987,138

U.S. Government & Federal Agencies 0.0%‡
United States Treasury Note 0.0%
2.125%, due 8/15/21	70,000	71,140

Total U.S. Government & Federal Agencies (Cost $70,994)		71,140

Total Long-Term Bonds (Cost $1,255,894,061)		1,264,109,921

	Shares
Common Stocks 0.0%‡
Media 0.0%‡
ION Media Networks, Inc. (e)(h)(i)(j)	22	14,929

Total Common Stocks (Cost $34)		14,929

	Principal Amount	Value

Short-Term Investments 9.7%
Repurchase Agreement 9.7%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $134,606,763 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 9/30/22, with a Principal Amount of $138,280,000 and a Market Value of $137,298,489)	$134,605,754	$134,605,754

Total Short-Term Investment (Cost $134,605,754)		134,605,754

Total Investments, Before Investments Sold Short (Cost $1,390,499,849) (k)	101.0%	1,398,730,604

Long-Term Bonds Sold Short (1.1)% Corporate Bonds Sold Short (1.1%)
Oil & Gas (1.1%)
Noble Energy, Inc.
3.90%, due 11/15/24	(12,115,000)	(12,366,168)
4.15%, due 12/15/21	(3,000,000)	(3,170,508)

		(15,536,676)

Total Investments Sold Short (Proceeds $13,591,699)	(1.1)%	(15,536,676)

Total Investments, Net of Investments Sold Short (Cost $1,376,908,150)	99.9	1,383,193,928
Other Assets, Less Liabilities	0.1	1,781,326
Net Assets	100.0%	$1,384,975,254

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2017.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(K)).

(d)	Step coupon—Rate shown was the rate in effect as of April 30, 2017.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2017, the total market value of these securities was $80,218, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2017.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2017.

(h)	Restricted security.

(i)	Illiquid security—As of April 30, 2017, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $14,929, which represented less than one-tenth of a percent of the Fund’s net assets.
(j)	Non-income producing security.

(k)	As of April 30, 2017, cost was $1,390,587,810 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$21,851,509
Gross unrealized depreciation	(13,708,715)

Net unrealized appreciation	$8,142,794

As of April 30, 2017, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/2/17	JPMorgan Chase Bank N.A.	EUR	15,994,000	USD	17,243,593	USD	178,667
Pound Sterling vs. U.S. Dollar	5/2/17	JPMorgan Chase Bank N.A.	GBP	21,734,000		27,499,234		650,625

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	5/2/17	JPMorgan Chase Bank N.A.	EUR	15,994,000	USD	17,158,363		(263,896)
Euro vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank N.A.		8,643,000		9,287,509		(170,768)
Pound Sterling vs. U.S. Dollar	5/2/17	JPMorgan Chase Bank N.A.	GBP	21,734,000		27,380,711		(769,149)
Pound Sterling vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank N.A.		12,703,000		16,274,448		(221,112)
Net unrealized appreciation (depreciation) on foreign currency forward contracts								$(595,633)

As of April 30, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(2,855)	June 2017	$(618,419,768)	$(667,079)
10-Year United States Treasury Note	481	June 2017	60,470,719	664,208
Euro Bund	(373)	June 2017	(65,732,636)	92,886
United States Treasury Long Bond	(181)	June 2017	(27,687,344)	(524,167)

			$(651,369,029)	$(434,152)

1.	As of April 30, 2017, cash in the amount of $2,740,460 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2017.

As of April 30, 2017, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$350,000	USD	5/6/2017	3-Month USD-LIBOR	Fixed 0.861%	$ —	$16,996	$16,996
273,000	USD	7/8/2017	3-Month USD-LIBOR	Fixed 0.877%	—	161,556	161,556
250,000	USD	10/8/2017	3-Month USD-LIBOR	Fixed 0.730%	—	614,452	614,452
250,000	USD	10/16/2017	3-Month USD-LIBOR	Fixed 0.695%	—	683,548	683,548
400,000	USD	2/16/2018	3-Month USD-LIBOR	Fixed 0.670%	(20,001)	2,190,120	2,170,119
725,000	USD	7/22/2018	3-Month USD-LIBOR	Fixed 0.937%	(32,032)	4,444,119	4,412,087
					$(52,033)	$8,110,791	$8,058,758

20	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Open OTC credit default swap agreements as of April 30, 2017 were as follows:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	$7,000	1.00%	$208,739	$(106,485)	$(315,224)

1.	As of April 30, 2017, cash in the amount of $2,205,536 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at April 30, 2017.

The following abbreviations are used in the preceding pages:

EUR—Euro

GBP—British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,857,859	$—	$2,857,859
Corporate Bonds	—	971,756,504	—	971,756,504
Foreign Bonds	—	749,878	—	749,878
Loan Assignments (b)	—	258,822,450	18,864,952	277,687,402
Mortgage-Backed Securities	—	10,987,138	—	10,987,138
U.S. Government & Federal Agencies	—	71,140	—	71,140

Total Long-Term Bonds	—	1,245,244,969	18,864,952	1,264,109,921

Common Stocks (c)	—	—	14,929	14,929
Short-Term Investments
Repurchase Agreement	—	134,605,754	—	134,605,754

Total Investments in Securities	—	1,379,850,723	18,879,881	1,398,730,604

Other Financial Instruments
Foreign Currency Forward Contract (d)	—	829,292	—	829,292
Futures Contracts (d)	757,094	—	—	757,094
Interest Rate Swap Contracts (d)	—	8,058,758	—	8,058,758

Total Other Financial Instruments	757,094	8,888,050	—	9,645,144

Total Investments in Securities and Other Financial Instruments	$757,094	$1,388,738,773	$18,879,881	$1,408,375,748

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(15,536,676)	$—	$(15,536,676)

Total Long-Term Bonds Sold Short	—	(15,536,676)	—	(15,536,676)

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	(1,424,925)	—	(1,424,925)
Futures Contracts (d)	(1,191,246)	—	—	(1,191,246)
Credit Default Swap Contracts (d)	—	(315,224)	—	(315,224)

Total Other Financial Instruments	(1,191,246)	(1,740,149)	—	(2,931,395)

Total Investments in Securities Sold Short and Other Financial Instruments	$(1,191,246)	$(17,276,825)	$—	$(18,468,071)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $8,837,500, $4,115,138, $4,932,239 and $980,075 of Level 3 securities held in Advertising, Computers, Hand & Machine Tools and Health Care—Products, respectively, within the Loan Assignments section of the Portfolio of Investments.

(c)	The Level 3 security valued at $14,929 is held in Media within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2017, securities with a market value of $8,695,313 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2016, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant observable inputs. (See Note 2)

As of April 30, 2017, a security with a market value of $8,673,520 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2016, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2017 (b)
Long-Term Bonds
Loan Assignments
Advertising	$8,673,520	$5,437	$—	$136,750	$—	$—	$8,695,313	$(8,673,520)	$8,837,500	$136,750
Computers	—	—	—	16,369	4,098,769	—	—	—	4,115,138	16,369
Hand & Machine Tools	6,635,753	408	47	9,521	4,901,550	(6,615,040)	—	—	4,932,239	42,535
Health Care—Products	987,525	185	(652)	(1,983)	982,538	(987,538)	—	—	980,075	(2,498)
Machinery—Construction & Mining	2,535,260	227	13	8,377	—	(2,543,877)	—	—	—	—
Retail Stores	729,051	(87)	(2,159)	(4,078)	—	(722,727)	—	—	—	—
Common Stocks
Media	11,778	—	—	3,151	—	—	—	—	14,929	3,151

Total	$19,572,887	$6,170	$(2,751)	$168,107	$9,982,857	$(10,869,182)	$8,695,313	$(8,673,520)	$18,879,881	$196,307

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

22	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,390,499,849)	$1,398,730,604
Cash collateral on deposit at broker	4,945,996
Cash denominated in foreign currencies (identified cost $61,492)	66,194
Receivables:
Dividends and interest	10,885,454
Fund shares sold	3,437,106
Investment securities sold	1,185,422
Variation margin on futures contracts	545,227
Premiums paid for OTC swap contracts	208,739
Other assets	104,944
Unrealized appreciation on foreign currency forward contracts	829,292
Variation margin on centrally cleared swaps	194,102

Total assets	1,421,133,080

Liabilities
Investments sold short (proceeds $13,591,699)	15,536,676
Payables:
Investment securities purchased	12,841,531
Fund shares redeemed	3,799,865
Manager (See Note 3)	644,949
Transfer agent (See Note 3)	380,577
Interest on investments sold short	264,901
NYLIFE Distributors (See Note 3)	243,509
Broker fees and charges on short sales	87,952
Shareholder communication	68,362
Professional fees	54,572
Custodian	36,897
Trustees	2,863
Dividend payable	444,475
Accrued expenses	9,772
Interest expense and fees payable	776
Unrealized depreciation on OTC swap contracts	315,224
Unrealized depreciation on foreign currency forward contracts	1,424,925

Total liabilities	36,157,826

Net assets	$1,384,975,254

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$1,568,880
Additional paid-in capital	1,556,451,558

1,558,020,438
Distributions in excess of net investment income	(3,071,284)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(183,001,196)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	15,540,137
Net unrealized appreciation (depreciation) on investments sold short	(1,944,977)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(567,864)

Net assets	$1,384,975,254

Class A
Net assets applicable to outstanding shares	$316,478,086

Shares of beneficial interest outstanding	35,844,291

Net asset value per share outstanding	$8.83
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.25

Investor Class
Net assets applicable to outstanding shares	$31,369,521

Shares of beneficial interest outstanding	3,525,799

Net asset value per share outstanding	$8.90
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.32

Class B
Net assets applicable to outstanding shares	$16,608,549

Shares of beneficial interest outstanding	1,890,502

Net asset value and offering price per share outstanding	$8.79

Class C
Net assets applicable to outstanding shares	$190,063,878

Shares of beneficial interest outstanding	21,651,249

Net asset value and offering price per share outstanding	$8.78

Class I
Net assets applicable to outstanding shares	$829,616,685

Shares of beneficial interest outstanding	93,881,113

Net asset value and offering price per share outstanding	$8.84

Class R2
Net assets applicable to outstanding shares	$754,744

Shares of beneficial interest outstanding	85,527

Net asset value and offering price per share outstanding	$8.82

Class R3
Net assets applicable to outstanding shares	$83,791

Shares of beneficial interest outstanding	9,487

Net asset value and offering price per share outstanding	$8.83

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$28,151,895
Dividends	11,613
Other income	903

Total income	28,164,411

Expenses
Manager (See Note 3)	3,910,479
Distribution/Service—Class A (See Note 3)	444,879
Distribution/Service—Investor Class (See Note 3)	38,984
Distribution/Service—Class B (See Note 3)	86,844
Distribution/Service—Class C (See Note 3)	1,013,304
Distribution/Service—Class R2 (See Note 3)	765
Distribution/Service—Class R3 (See Note 3)	170
Transfer agent (See Note 3)	1,114,400
Interest on investments sold short	472,786
Broker fees and charges on short sales	273,721
Shareholder communication	91,010
Registration	78,327
Professional fees	58,462
Interest expense	26,275
Custodian	23,130
Trustees	17,835
Shareholder service (See Note 3)	340
Miscellaneous	30,316

Total expenses	7,682,027

Net investment income (loss)	20,482,384

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	1,202,666
Investments sold short	748,141
Futures transactions	2,142,263
Swap transactions	1,755,548
Foreign currency transactions	1,433,363

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	7,281,981

Net change in unrealized appreciation (depreciation) on:
Investments	6,880,009
Investments sold short	(122,453)
Futures contracts	(1,828,235)
Swap contracts	2,981,167
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(2,090,578)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	5,819,910

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	13,101,891

Net increase (decrease) in net assets resulting from operations	$33,584,275

24	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$20,482,384	$65,976,301
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	7,281,981	(126,707,512)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	5,819,910	111,755,483

Net increase (decrease) in net assets resulting from operations	33,584,275	51,024,272

Dividends to shareholders:
From net investment income:
Class A	(7,978,642)	(17,448,500)
Investor Class	(680,696)	(1,174,147)
Class B	(320,375)	(553,640)
Class C	(3,742,100)	(7,691,473)
Class I	(17,772,101)	(34,272,357)
Class R2	(13,356)	(5,314)
Class R3	(1,495)	(626)

Total dividends to shareholders	(30,508,765)	(61,146,057)

Capital share transactions:
Net proceeds from sale of shares	199,175,524	289,363,678
Net asset value of shares issued to shareholders in reinvestment of dividends	26,558,820	52,612,771
Cost of shares redeemed	(263,398,631)	(1,127,795,232)

Increase (decrease) in net assets derived from capital share transactions	(37,664,287)	(785,818,783)

Net increase (decrease) in net assets	(34,588,777)	(795,940,568)

Net Assets
Beginning of period	1,419,564,031	2,215,504,599

End of period	$1,384,975,254	$1,419,564,031

Undistributed net investment income at end of period	$(3,071,284)	$6,955,097

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$8.81		$8.72	$9.27	$9.28	$9.22	$8.73

Net investment income (loss) (a)	0.13		0.35	0.36	0.36	0.40	0.45
Net realized and unrealized gain (loss) on investments	0.08		0.08	(0.63)	(0.05)	0.06	0.49
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)	0.02	0.01	(0.01)	0.01

Total from investment operations	0.21		0.41	(0.25)	0.32	0.45	0.95

Less dividends:
From net investment income	(0.19)		(0.32)	(0.30)	(0.33)	(0.39)	(0.46)

Total dividends	(0.19)		(0.32)	(0.30)	—	—	—

Net asset value at end of period	$8.83		$8.81	$8.72	$9.27	$9.28	$9.22

Total investment return (b)	2.44%		4.94%	(2.70%)	3.48%	4.96%	11.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.98	%††	4.04%	4.01%	3.81%	4.25%	5.08%
Net expenses (excluding short sale expenses)	1.02	%††	1.00%	0.96%	0.98%	1.00%	1.00%
Expenses (including short sales expenses, before waiver/reimbursement)	1.13	%††	1.16%	1.01%	1.04%	1.12%	1.33%
Short sale expenses	0.11	%††	0.16%	0.05%	0.06%	0.12%	0.33%
Portfolio turnover rate	26%		15%	22%	19%	23%	25%
Net assets at end of period (in 000’s)	$316,478		$412,834	$584,184	$675,552	$317,917	$192,009

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$8.88		$8.78	$9.33	$9.34	$9.28	$8.78

Net investment income (loss) (a)	0.13		0.35	0.36	0.36	0.39	0.44
Net realized and unrealized gain (loss) on investments	0.08		0.10	(0.63)	(0.05)	0.06	0.50
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.03)	0.02	0.01	(0.01)	0.01

Total from investment operations	0.21		0.42	(0.25)	0.32	0.44	0.95

Less dividends:
From net investment income	(0.19)		(0.32)	(0.30)	(0.33)	(0.38)	(0.45)

Net asset value at end of period	$8.90		$8.88	$8.78	$9.33	$9.34	$9.28

Total investment return (b)	2.41%		5.00%	(2.70%)	3.42%	4.76%	10.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.92	%††	4.01%	3.99%	3.78%	4.12%	4.89%
Net expenses (excluding short sale expenses)	1.04	%††	1.02%	0.98%	1.00%	1.15%	1.19%
Expenses (including short sales expenses, before waiver/reimbursement)	1.15	%††	1.18%	1.03%	1.06%	1.27%	1.52%
Short sale expenses	0.11	%††	0.16%	0.05%	0.06%	0.12%	0.33%
Portfolio turnover rate	26%		15%	22%	19%	23%	25%
Net assets at end of period (in 000’s)	$31,370		$31,851	$32,498	$31,690	$28,341	$24,551

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

26	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$8.77		$8.68	$9.23	$9.24	$9.18	$8.70

Net investment income (loss) (a)	0.09		0.28	0.29	0.28	0.31	0.37
Net realized and unrealized gain (loss) on investments	0.09		0.10	(0.62)	(0.04)	0.07	0.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.03)	0.02	0.01	(0.01)	0.01

Total from investment operations	0.18		0.35	(0.31)	0.25	0.37	0.86

Less dividends and distributions:
From net investment income	(0.16)		(0.26)	(0.24)	(0.26)	(0.31)	(0.38)

Net asset value at end of period	$8.79		$8.77	$8.68	$9.23	$9.24	$9.18

Total investment return (b)	2.06%		4.16%	(3.45%)	2.71%	4.05%	10.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.18	%††	3.26%	3.24%	3.03%	3.38%	4.14%
Net expenses (excluding short sales expenses)	1.79	%††	1.77%	1.73%	1.75%	1.90%	1.94%
Expenses (including short sales expenses, before waiver/reimbursement)	1.90	%††	1.93%	1.78%	1.81%	2.02%	2.27%
Short sale expenses	0.11	%††	0.16%	0.05%	0.06%	0.12%	0.33%
Portfolio turnover rate	26%		15%	22%	19%	23%	25%
Net assets at end of period (in 000’s)	$16,609		$18,313	$19,833	$22,460	$19,254	$17,591

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$8.76		$8.67	$9.22	$9.23	$9.18	$8.69

Net investment income (loss) (a)	0.09		0.28	0.29	0.28	0.31	0.37
Net realized and unrealized gain (loss) on investments	0.09		0.10	(0.62)	(0.04)	0.06	0.49
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.03)	0.02	0.01	(0.01)	0.01

Total from investment operations	0.18		0.35	(0.31)	0.25	0.36	0.87

Less dividends:
From net investment income	(0.16)		(0.26)	(0.24)	(0.26)	(0.31)	(0.38)

Net asset value at end of period	$8.78		$8.76	$8.67	$9.22	$9.23	$9.18

Total investment return (b)	2.07%		4.16%	(3.46%)	2.71%	4.05%	10.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19	%††	3.27%	3.24%	3.05%	3.34%	4.14%
Net expenses (excluding short sale expenses)	1.79	%††	1.77%	1.73%	1.75%	1.90%	1.94%
Expenses (including short sales expenses, before waiver/reimbursement)	1.90	%††	1.93%	1.78%	1.81%	2.02%	2.27%
Short sale expenses	0.11	%††	0.16%	0.05%	0.06%	0.12%	0.33%
Portfolio turnover rate	26%		15%	22%	19%	23%	25%
Net assets at end of period (in 000’s)	$190,064		$220,513	$315,183	$345,900	$113,183	$59,159

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$8.82		$8.72	$9.28	$9.29	$9.23	$8.73

Net investment income (loss) (a)	0.14		0.37	0.38	0.38	0.41	0.47
Net realized and unrealized gain (loss) on investments	0.08		0.11	(0.63)	(0.05)	0.07	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.03)	0.02	0.01	(0.01)	0.01

Total from investment operations	0.22		0.45	(0.23)	0.34	0.47	0.99

Less dividends:
From net investment income	(0.20)		(0.35)	(0.33)	(0.35)	(0.41)	(0.49)

Net asset value at end of period	$8.84		$8.82	$8.72	$9.28	$9.29	$9.23

Total investment return (b)	2.57%		5.32%	(2.56%)	3.73%	5.32%	11.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.18	%††	4.30%	4.25%	4.08%	4.45%	5.32%
Net expenses (excluding short sale expenses)	0.77	%††	0.75%	0.71%	0.73%	0.75%	0.76%
Expenses (including short sales expenses, before waiver/reimbursement)	0.88	%††	0.91%	0.76%	0.79%	0.87%	1.08%
Short sale expenses	0.11	%††	0.16%	0.05%	0.06%	0.12%	0.32%
Portfolio turnover rate	26%		15%	22%	19%	23%	25%
Net assets at end of period (in 000’s)	$829,617		$735,359	$1,263,695	$1,481,314	$294,560	$111,435

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,		February 28, 2014** through October 31,
Class R2	2017*		2016	2015	2014
Net asset value at beginning of period	$8.81		$8.72	$9.27	$9.39

Net investment income (loss) (a)	0.12		0.34	0.35	0.23
Net realized and unrealized gain (loss) on investments	0.08		0.10	(0.63)	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.03)	0.02	0.02

Total from investment operations	0.20		0.41	(0.26)	0.09

Less dividends:
From net investment income	(0.19)		(0.32)	(0.29)	(0.21)

Net asset value at end of period	$8.82		$8.81	$8.72	$9.27

Total investment return (b)	2.28%		4.84%	(2.81%)	0.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85	%††	3.97%	3.87%	3.78	%††
Net expenses	1.12	%††	1.12%	1.06%	1.08	%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.23	%††	1.28%	1.11%	1.14	%††
Short sale expenses	0.11	%††	0.16%	0.05%	0.06	%††
Portfolio turnover rate	26%		15%	22%	19%
Net assets at end of period (in 000’s)	$755		$662	$112	$336

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

28	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R3	Six months ended April 30, 2017*		February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$8.81		$8.20

Net investment income (loss) (a)	0.11		0.21
Net realized and unrealized gain (loss) on investments	0.09		0.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.27)

Total from investment operations	0.20		0.80

Less dividends:
From net investment income	(0.18)		(0.19)

Net asset value at end of period	$8.83		$8.81

Total investment return (b)	2.27%		9.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53	%††	3.32%††
Net expenses	1.37	%††	1.34%††
Expenses (before reimbursement/waiver)	1.48	%††	1.50%††
Short sale expenses	0.11%		0.16%
Portfolio turnover rate	26%		15%
Net assets at end of period (in 000’s)	$84		$32

*	Unaudited
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Unconstrained Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of April 30, 2017, Class R6 and Class T shares had no investment operations. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were made without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares purchased without a sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance

30	MainStay Unconstrained Bond Fund

levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

31

Notes to Financial Statements (Unaudited) (continued)

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, the Fund held loan assignments categorized as Level 3 securities with a value of $18,864,952 that were valued by utilizing significant unobservable inputs.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017 securities deemed to be illiquid under procedure approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or

32	MainStay Unconstrained Bond Fund

expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation

33

Notes to Financial Statements (Unaudited) (continued)

in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(J)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2017, the Fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading, in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of April 30, 2017, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

34	MainStay Unconstrained Bond Fund

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the London InterBank Offered Rate (“LIBOR”)). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

35

Notes to Financial Statements (Unaudited) (continued)

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2017, the Fund did not hold any rights or warrants.

(O)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(Q)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(R)  Securities Risk.  The Fund’s principal investments include high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such

36	MainStay Unconstrained Bond Fund

cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$757,094	$757,094
Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	—	—	8,058,758	8,058,758
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	829,292	—	829,292

Total Fair Value		$—	$829,292	$8,815,852	$9,645,144

37

Notes to Financial Statements (Unaudited) (continued)

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(1,191,246)	$(1,191,246)
Swap Contracts	Premiums paid for swap contracts	208,739	—	—	208,739
Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	(315,224)	—	—	(315,224)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(1,424,925)	—	(1,424,925)

Total Fair Value		$(106,485)	$(1,424,925)	$(1,191,246)	$(2,722,656)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$2,142,263	$2,142,263
Swap Contracts	Net realized gain (loss) on swap transactions	(35,194)	—	1,790,742	1,755,548
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	1,433,363	—	1,433,363

Total Realized Gain (Loss)		$(35,194)	$1,433,363	$3,933,005	$5,331,174

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$(1,828,235)	$(1,828,235)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(50,192)	—	(3,031,359)	(2,981,167)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(2,090,578)	—	(2,090,578)

Total Change in Unrealized Appreciation (Depreciation)		$(315,224)	$(2,090,578)	$(6,855,634)	$(6,899,980)

38	MainStay Unconstrained Bond Fund

Average Notional Amount

	Credit Contracts Risk		Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$		$—	$60,926,401	$60,926,401
Futures Contracts Short		$—	$—	$(542,309,963)	$(542,309,963)
Swap Contracts		$7,000,000	$—	$2,352,166,667	$2,359,166,667
Forward Contracts Long (a)		$—	$27,270,931	$—	$27,270,931
Forward Contracts Short		$—	$(55,762,800)	$—	$(55,762,800)

(a)	Positions were open four months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2017, the effective management fee rate was 0.57% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $3,910,479.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $25,474 and $5,996, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $5,964, $17,678 and $5,253, respectively.

39

Notes to Financial Statements (Unaudited) (continued)

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$280,297
Investor Class	27,978
Class B	15,584
Class C	181,917
Class I	608,090
Class R2	481
Class R3	53

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$7,464,324	2.4%
Class R3	28,063	33.5

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$61,146,057

Note 5–Restricted Securities

As of April 30, 2017 the Fund held the following restricted security:

Security	Date of Acquisition	Number of Shares	Cost	4/30/17 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	22	$34	$14,929	0.0‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

40	MainStay Unconstrained Bond Fund

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $326,648 and $485,974, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	4,214,699	$37,013,580
Shares issued to shareholders in reinvestment of dividends and distributions	795,155	6,955,985
Shares redeemed	(9,934,549)	(87,138,552)

Net increase (decrease) in shares outstanding before conversion	(4,924,695)	(43,168,987)
Shares converted into Class A (See Note 1)	150,462	1,317,926
Shares converted from Class A (See Note 1)	(6,248,681)	(54,922,606)

Net increase (decrease)	(11,022,914)	$(96,773,667)

Year ended October 31, 2016:
Shares sold	9,689,567	$82,882,860
Shares issued to shareholders in reinvestment of dividends and distributions	1,776,445	15,146,253
Shares redeemed	(31,183,466)	(265,172,868)

Net increase (decrease) in shares outstanding before conversion	(19,717,454)	(167,143,755)
Shares converted into Class A (See Note 1)	338,252	2,910,604
Shares converted from Class A (See Note 1)	(779,019)	(6,726,023)

Net increase (decrease)	(20,158,221)	$(170,959,174)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	195,621	$1,731,169
Shares issued to shareholders in reinvestment of dividends and distributions	74,833	659,972
Shares redeemed	(311,937)	(2,761,529)

Net increase (decrease) in shares outstanding before conversion	(41,483)	(370,388)
Shares converted into Investor Class (See Note 1)	120,190	1,064,507
Shares converted from Investor Class (See Note 1)	(141,415)	(1,248,396)

Net increase (decrease)	(62,708)	$(554,277)

Year ended October 31, 2016:
Shares sold	402,584	$3,472,246
Shares issued to shareholders in reinvestment of dividends and distributions	132,076	1,136,141
Shares redeemed	(570,340)	(4,903,575)

Net increase (decrease) in shares outstanding before conversion	(35,680)	(295,188)
Shares converted into Investor Class (See Note 1)	237,630	2,063,359
Shares converted from Investor Class (See Note 1)	(314,544)	(2,729,075)

Net increase (decrease)	(112,594)	$(960,904)

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	68,873	$600,757
Shares issued to shareholders in reinvestment of dividends and distributions	30,552	265,929
Shares redeemed	(249,947)	(2,182,737)

Net increase (decrease) in shares outstanding before conversion	(150,522)	(1,316,051)
Shares converted from Class B (See Note 1)	(47,910)	(418,606)

Net increase (decrease)	(198,432)	$(1,734,657)

Year ended October 31, 2016:
Shares sold	257,316	$2,217,439
Shares issued to shareholders in reinvestment of dividends and distributions	55,629	472,172
Shares redeemed	(407,095)	(3,461,954)

Net increase (decrease) in shares outstanding before conversion	(94,150)	(772,343)
Shares converted from Class B (See Note 1)	(102,988)	(877,313)

Net increase (decrease)	(197,138)	$(1,649,656)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,187,488	$10,356,189
Shares issued to shareholders in reinvestment of dividends and distributions	347,902	3,026,567
Shares redeemed	(5,057,931)	(44,131,712)

Net increase (decrease)	(3,522,541)	$(30,748,956)

Year ended October 31, 2016:
Shares sold	3,156,329	$26,785,970
Shares issued to shareholders in reinvestment of dividends and distributions	722,783	6,125,064
Shares redeemed	(15,059,753)	(127,522,835)

Net increase (decrease) in shares outstanding before conversion	(11,180,641)	(94,611,801)
Shares converted from Class I (See Note 1)	(1,045)	(8,594)

Net increase (decrease)	(11,181,686)	$(94,620,395)

41

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	16,995,065	$149,247,001
Shares issued to shareholders in reinvestment of dividends and distributions	1,784,322	15,635,516
Shares redeemed	(14,459,964)	(127,085,703)

Net increase (decrease) in shares outstanding before conversion	4,319,423	37,796,814
Shares converted into Class I (See Note 1)	6,160,291	54,207,175

Net increase (decrease)	10,479,714	$92,003,989

Year ended October 31, 2016:
Shares sold	20,252,896	$173,334,533
Shares issued to shareholders in reinvestment of dividends and distributions	3,482,882	29,727,201
Shares redeemed	(85,800,191)	(726,642,179)

Net increase (decrease) in shares outstanding before conversion	(62,064,413)	(523,580,445)
Shares converted into Class I (See Note 1)	621,620	5,366,742

Net increase (decrease)	(61,442,793)	$(518,213,703)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	18,602	$164,260
Shares issued to shareholders in reinvestment of dividends and distributions	1,526	13,356
Shares redeemed	(9,802)	(85,898)

Net increase (decrease)	10,326	$91,718

Period ended October 31, 2016:
Shares sold	72,683	$641,451
Shares issued to shareholders in reinvestment of dividends and distributions	616	5,314
Shares redeemed	(10,934)	(91,821)

Net increase (decrease)	62,365	$554,944

Class R3	Shares	Amount
Period ended April 30, 2017:
Shares sold	7,130	$62,568
Shares issued to shareholders in reinvestment of dividends and distributions	171	1,495
Shares redeemed	(1,422)	(12,500)

Net increase (decrease)	5,879	$51,563

Year ended October 31, 2016(a):
Shares sold	3,536	$29,179
Shares issued to shareholders in reinvestment of dividends and distributions	72	626

Net increase (decrease)	3,608	$29,805

(a)	Inception date was February 29, 2016.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay Unconstrained Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Unconstrained Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to inter-

mediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Fund. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York

44	MainStay Unconstrained Bond Fund

Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationships with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationships with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

46	MainStay Unconstrained Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); by visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

47

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738547 MS144-17	MSUB10-06/17 (NYLIM) NL016

MainStay Government Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

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Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–5.86 –1.42%	–4.77 –0.28%	0.15 1.08%	2.74 3.22%	0.99 0.99%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–5.98 –1.55	–5.02 –0.54	–0.09 0.83	2.15 2.66	1.24 1.24
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–6.81 –1.93	–6.18 –1.29	–0.30 0.08	2.27 2.27	1.99 1.99
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–2.91 –1.93	–2.39 –1.41	0.08 0.08	2.27 2.27	1.99 1.99
Class I Shares	No Sales Charge		1/2/2004	–1.29	–0.03	1.32	3.55	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Bloomberg Barclays U.S. Government Bond Index[4]	–1.36%	–0.57%	1.45%	3.80%
Morningstar Intermediate Government Category Average[5]	–0.99	–0.13	1.18	3.45

4.	The Bloomberg Barclays U.S. Government Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$985.80	$4.92	$1,019.80	$5.01	1.00%

Investor Class Shares	$1,000.00	$984.50	$6.30	$1,018.40	$6.41	1.28%

Class B Shares	$1,000.00	$980.70	$9.97	$1,014.70	$10.14	2.03%

Class C Shares	$1,000.00	$980.70	$9.97	$1,014.70	$10.14	2.03%

Class I Shares	$1,000.00	$987.10	$3.70	$1,021.10	$3.76	0.75%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Tennessee Valley Authority, 4.65%, due 6/15/35

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

5.	United States Treasury Notes, 2.375%, due 8/15/24
6.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

7.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%, due 6/1/45

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/41

9.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%, due 8/1/43

10.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%, due 4/1/43

8	MainStay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich, PhD, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Government Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Government Fund returned –1.42% for Class A shares, –1.55% for Investor Class shares and –1.93% for Class B and Class C shares for the six months ended April 30, 2017. Over the same period, the Fund’s Class I shares returned –1.29%. For the six months ended April 30, 2017, Class I shares outperformed—and all other share classes underperformed—the –1.36% return of the Bloomberg Barclays U.S. Government Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the –0.99% return of the Morningstar Intermediate Government Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Bloomberg Barclays U.S. Government Bond Index was affected primarily by four factors during the reporting period: duration3 positioning, yield-curve4 posture, sector weightings and issue selection.

The Fund’s duration was shorter than that of the Bloomberg Barclays U.S. Government Bond Index during the reporting period. With a shorter duration, the Fund was less sensitive than the benchmark and longer-duration peers to changes in U.S. Treasury yields. The short-duration posture was beneficial for the Fund’s relative performance, as yields rose, on average, across the yield curve.

During the reporting period, the spread5 between the 2- and 30-year U.S. Treasury benchmark yields narrowed. This flattening of the curve benefited the Fund’s peers that were more concentrated in longer-duration securities and hurt the Fund’s relative performance.

Agency mortgage pass-through securities6 were the largest class of securities in the Fund. The Fund’s commitment to agency mortgage pass-throughs imparted a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. This benefit was, however, offset by the underperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities, as the mortgage sector was unnerved by the rapid jump in U.S. Treasury yields after the election in the United States. In light of the Fund’s commitment to mortgage-backed securities, the Fund’s performance was slowed relative to the Bloomberg Barclays U.S. Government Bond Index, which holds no mortgage-backed securities, and relative to peers with less exposure to the mortgage sector.

The Fund’s mortgage allocation favored mortgage-backed securities issued by Fannie Mae and Freddie Mac. Relative to its peers, the Fund may have been underweight Ginnie Mae issues. Given the outperformance of Fannie Mae and Freddie Mac issues during the reporting period, the Fund benefited relative to peers with larger Ginnie Mae commitments. Ginnie Mae securities exhibited faster prepayment speeds than equivalent Fannie Mae and Freddie Mac issues because of policies that accelerated refinancing rates for borrowers eligible for Ginnie Mae loans. Investors anticipated that higher mortgage rates during the reporting period would moderate this effect. Faster prepayment rates can hamper returns of mortgage-backed securities because the majority of the mortgage market is currently priced above par and prepayments return principal to investors at par.

Low portfolio turnover benefited the Fund relative to peers with higher turnover by limiting transaction costs. In an effort to preserve yield, the Fund remained nearly fully invested, which avoided large cash balances that can detract from performance.

What was the Fund’s duration strategy during the reporting period?

The Fund’s 4.7 year-duration at the end of the reporting period was shorter than the duration of the Bloomberg Barclays U.S. Government Bond Index. Under market conditions during the reporting period, the Fund’s duration favored the shorter side because this positioning typically helps the Fund relative to its benchmark and relative to peer funds with longer durations if U.S. Treasury yields rise.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The reporting period illustrated that the housing market was on a cusp. The market’s principal driver migrated from refinancing to purchase activity, as sharply higher mortgage rates cut

1.	See footnote on page 6 for more information on the Bloomberg Barclays U.S. Government Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Intermediate Government Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

9

refinancing activity and rising home prices promoted turnover. To mute the impact of these changes, we emphasized mortgage pass-through securities whose underlying loan pools are less sensitive to mortgage-rate changes. We believe that these “call-protected” pass-through securities can be a source of better value because the loan pools tend to be less responsive to mortgage-rate volatility. This, in turn, may help stabilize prepayment speeds and enable investors to preserve more of the security’s yield. A loan pool comprised of smaller-balance loans (e.g., a loan pool where no mortgage is larger than $110,000) is one instance of a mortgage-backed security with superior call protection.

Shallow—rather than rapid—macroeconomic improvement prompted us to extend the Fund’s duration. This was accomplished by reinvesting principal runoff from the Fund’s mortgage position in intermediate-duration U.S. Treasury securities. The trade also enhanced the diversification and liquidity of the Fund’s holdings.

During the reporting period, which aspects of the Fund’s positioning were the strongest positive contributors to the Fund’s performance and which aspects detracted the most?

Duration was the principal contributor to the Fund’s performance relative to the Bloomberg Barclays U.S. Government Bond Index. Because the Fund was positioned to be less sensitive to changes in U.S. Treasury yields, it benefited as yields rose during the reporting period. Another performance tailwind for the Fund was the yield advantage of mortgage-backed securities relative to comparable-duration U.S. Treasury securities. This contributed to performance both on an absolute and a relative basis.

The primary performance headwind for the reporting period was the Fund’s commitment to mortgage-backed securities. They underperformed comparable-duration U.S. Treasury securities as U.S. Treasury yields trended sharply higher after the election in the United States. We offset some of this drag on performance by favoring mortgage securities with stable cash flows, which better positioned the Fund to withstand higher mortgage rates. Issue selection, specifically our willingness to underweight Ginnie Mae securities in favor of Fannie Mae and Freddie Mac pass-through securities may have detracted from performance relative to the Fund’s peers, as Ginnie Mae securities rebounded as mortgage rates rose during the reporting period. Our willingness to favor 30-year loan terms over shorter (15- and 20-year) loan terms may also have been a performance headwind relative to the Fund’s peers. Loans with 15- and 20-year terms tended to outperform loans with 30-year terms during the reporting period because shorter-duration loans were less sensitive to rising interest rates.

Did the Fund make any significant purchases or sales during the reporting period?

In certain prior periods, we were inclined to recycle mortgage prepayments back to the mortgage sector. During this reporting period, however, rising interest-rate volatility drained some of the value from mortgage-backed securities. For this reason, we diverted mortgage prepayments to purchase U.S. Treasury securities. We believed that doing so strengthened the Fund’s diversification and liquidity.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sectors weights were relatively stable throughout the reporting period.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund held underweight positions relative to the Bloomberg Barclays U.S. Government Bond Index in U.S. Treasury securities and agency debentures and an overweight position in agency mortgage pass-through securities. As of the same date, the Fund held modestly overweight positions relative to the Index in asset-backed securities and commercial mortgage-backed securities. As of April 30, 2017, the Fund’s collective non-government exposure was about 3% of net assets and the Fund held about 3% of net assets in cash.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Government Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 97.7%† Asset-Backed Securities 1.4%
Other ABS 0.2%
Small Business Administration Participation Certificates Series 2015-20G, Class 1 2.88%, due 7/1/35	$301,891	$305,576

Utilities 1.2%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	1,487,061	1,606,186

Total Asset-Backed Securities (Cost $1,802,873)		1,911,762

Corporate Bonds 0.7%
Electric 0.7%
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,100,000	1,062,771

Total Corporate Bonds (Cost $1,099,957)		1,062,771

Mortgage-Backed Securities 1.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.5%
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	614,274	676,204

Residential Mortgages (Collateralized Mortgage Obligations) 0.7%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 3.164%, due 8/25/36 (b)	186,489	163,436
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.28%, due 2/25/42 (a)(c)(d)(e)	1,037,569	885,127

		1,048,563

Total Mortgage-Backed Securities (Cost $1,807,260)		1,724,767

U.S. Government & Federal Agencies 94.4%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/25/35 (f)	179,063	36,643
Series 361, Class 2, IO 6.00%, due 10/25/35 (f)	37,192	7,473

		44,116

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 30.6%
2.50%, due 8/1/46	$1,201,376	$1,158,278
2.756%, due 6/1/35 (d)	132,828	139,819
2.914%, due 2/1/37 (d)	49,429	52,007
3.00%, due 4/1/45	2,432,695	2,430,985
♦3.00%, due 6/1/45	3,005,712	3,003,600
3.00%, due 7/1/45	1,342,953	1,342,009
3.00%, due 5/1/46	832,153	831,568
3.351%, due 3/1/35 (d)	26,948	28,383
3.50%, due 10/1/25	298,352	313,555
3.50%, due 11/1/25	1,916,672	2,014,215
3.50%, due 4/1/42	842,426	870,879
3.50%, due 5/1/42	672,799	694,900
3.50%, due 7/1/42	331,441	342,329
3.50%, due 6/1/43	867,169	895,654
♦3.50%, due 8/1/43	2,780,037	2,872,301
3.50%, due 1/1/44	917,273	947,385
3.50%, due 5/1/44	297,384	307,414
3.50%, due 3/1/45	1,170,858	1,204,996
3.50%, due 12/1/45	492,014	506,359
3.50%, due 5/1/46	711,607	732,355
4.00%, due 3/1/25	757,875	796,995
4.00%, due 7/1/25	305,465	321,322
4.00%, due 8/1/31	113,248	120,741
4.00%, due 8/1/39	229,016	243,856
4.00%, due 12/1/40	2,495,703	2,659,573
♦4.00%, due 2/1/41	4,041,207	4,299,120
♦4.00%, due 3/1/41	4,437,353	4,730,257
4.00%, due 4/1/41	416,670	441,291
4.00%, due 1/1/42	2,259,095	2,408,269
4.00%, due 12/1/42	712,030	756,212
4.00%, due 11/1/43	210,435	221,725
4.00%, due 2/1/46	1,130,431	1,190,958
4.50%, due 3/1/41	553,628	602,445
4.50%, due 8/1/41	837,385	911,713
5.00%, due 1/1/20	48,083	49,461
5.00%, due 6/1/33	361,175	398,193
5.00%, due 8/1/33	297,606	328,056
5.00%, due 5/1/36	283,213	310,511
5.00%, due 10/1/39	740,508	824,085
5.50%, due 1/1/21	159,834	167,726
5.50%, due 11/1/35	328,686	372,756
5.50%, due 11/1/36	87,450	100,142
6.50%, due 4/1/37	71,148	81,459

		43,025,857

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 44.3%
2.00%, due 11/1/31	$962,998	$943,880
2.50%, due 2/1/43	824,897	797,516
2.731%, due 4/1/34 (d)	258,893	275,937
2.831%, due 11/1/34 (d)	114,954	119,551
3.00%, due 10/1/32	792,329	816,207
♦3.00%, due 4/1/43	2,776,488	2,788,794
3.00%, due 3/1/46	936,494	936,050
3.00%, due 9/1/46	2,413,106	2,401,471
3.00%, due 10/1/46	1,768,461	1,759,935
3.50%, due 11/1/25	922,064	967,041
3.50%, due 11/1/32	612,534	640,559
3.50%, due 2/1/41	1,727,266	1,786,602
♦3.50%, due 11/1/41	2,896,899	2,998,882
3.50%, due 12/1/41	307,764	318,410
3.50%, due 1/1/42	1,526,573	1,584,971
3.50%, due 3/1/42	1,889,365	1,952,977
3.50%, due 8/1/42	1,240,884	1,280,186
3.50%, due 12/1/42	737,613	763,811
3.50%, due 2/1/43	1,036,260	1,073,057
3.50%, due 5/1/43	648,621	669,942
3.50%, due 6/1/43	768,643	792,983
4.00%, due 9/1/31	1,095,676	1,164,284
4.00%, due 2/1/41	1,248,073	1,326,161
4.00%, due 3/1/41	1,860,071	1,986,773
4.00%, due 10/1/41	422,795	451,630
4.00%, due 3/1/42	1,177,217	1,251,635
4.00%, due 4/1/42	550,867	585,803
4.00%, due 6/1/42	1,590,328	1,688,861
4.00%, due 7/1/42	1,497,582	1,590,879
4.50%, due 11/1/18	198,039	203,258
4.50%, due 6/1/23	263,848	278,388
4.50%, due 5/1/39	542,919	592,651
4.50%, due 6/1/39	1,583,109	1,726,377
4.50%, due 7/1/39	1,729,712	1,890,734
4.50%, due 8/1/39	1,415,199	1,544,255
4.50%, due 9/1/40	1,178,466	1,287,630
4.50%, due 12/1/40	1,735,542	1,879,933
♦4.50%, due 1/1/41	2,778,637	3,033,051
4.50%, due 2/1/41	926,872	1,007,666
4.50%, due 8/1/41	645,283	699,971
4.50%, due 12/1/43	414,973	447,403
5.00%, due 9/1/17	23,160	23,789
5.00%, due 9/1/20	4,713	4,841
5.00%, due 11/1/33	369,245	406,049
5.00%, due 6/1/35	334,075	365,654
5.00%, due 10/1/35	139,769	153,404
5.00%, due 1/1/36	72,253	79,281
5.00%, due 2/1/36	520,651	571,477
5.00%, due 5/1/36	353,733	388,237

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 6/1/36	$57,277	$62,752
5.00%, due 9/1/36	96,703	106,135
5.00%, due 3/1/40	871,898	962,036
5.00%, due 2/1/41	1,915,713	2,144,602
5.50%, due 6/1/19	154,994	158,996
5.50%, due 11/1/19	198,403	204,199
5.50%, due 4/1/21	316,892	331,788
5.50%, due 6/1/33	1,045,632	1,171,442
5.50%, due 11/1/33	610,549	684,492
5.50%, due 12/1/33	729,198	817,461
5.50%, due 6/1/34	183,337	205,556
5.50%, due 12/1/34	50,660	56,727
5.50%, due 3/1/35	313,293	350,888
5.50%, due 12/1/35	72,523	81,175
5.50%, due 4/1/36	216,747	242,330
5.50%, due 9/1/36	78,143	87,489
5.50%, due 7/1/37	212,649	243,558
6.00%, due 11/1/32	194,745	223,349
6.00%, due 1/1/33	142,090	162,357
6.00%, due 3/1/33	152,208	172,730
6.00%, due 9/1/34	69,427	79,067
6.00%, due 9/1/35	466,748	539,005
6.00%, due 10/1/35	229,694	265,010
6.00%, due 6/1/36	156,539	177,253
6.00%, due 11/1/36	247,892	280,694
6.00%, due 4/1/37	41,871	44,388
6.50%, due 10/1/31	115,610	131,529
6.50%, due 2/1/37	52,478	58,599

		62,344,444

Government National Mortgage Association (Mortgage Pass-Through Securities) 9.4%
3.00%, due 6/20/46	892,729	900,044
3.50%, due 12/20/46	1,430,723	1,493,828
3.50%, due 5/18/47 TBA (g)	750,000	779,473
4.00%, due 7/15/39	335,650	355,079
4.00%, due 9/20/40	1,524,582	1,628,887
4.00%, due 11/20/40	258,715	276,293
4.00%, due 1/15/41	1,508,681	1,600,566
♦4.00%, due 10/15/41	3,059,043	3,310,314
4.50%, due 5/20/40	1,425,462	1,536,980
5.00%, due 2/20/41	333,352	366,675
6.00%, due 8/15/32	277,983	322,658
6.00%, due 12/15/32	152,002	173,574
6.50%, due 8/15/28	97,515	109,323
6.50%, due 4/15/31	283,100	331,188

		13,184,882

Overseas Private Investment Corporation 1.9%
5.142%, due 12/15/23	2,474,951	2,665,839

12	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Tennessee Valley Authority 4.6%
4.65%, due 6/15/35	$5,605,000	$6,563,023

United States Treasury Notes 3.6%
2.00%, due 8/15/25	2,000,000	1,965,782
♦2.375%, due 8/15/24	3,000,000	3,049,923

		5,015,705

Total U.S. Government & Federal Agencies (Cost $129,141,537)		132,843,866

Total Long-Term Bonds (Cost $133,851,627)		137,543,166

Short-Term Investment 3.2%
Repurchase Agreement 3.2%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $4,508,373 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $4,550,000 and a Market Value of $4,601,529)	4,508,339	4,508,339

Total Short-Term Investment (Cost $4,508,339)		4,508,339

Total Investments (Cost $138,359,966) (h)	100.9%	142,051,505

Other Assets, Less Liabilities	(0.9)	(1,295,360)
Net Assets	100.0%	$140,756,145

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2017.

(c)	Illiquid security—As of April 30, 2017, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $885,127, which represented 0.6% of the Fund’s net assets.

(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2017.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2017, the total market value of this security was $885,127, which represented 0.6% of the Fund’s net assets.
(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of April 30, 2017, the total net market value of these securities was $779,473, which represented 0.6% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(h)	As of April 30, 2017, cost was $138,359,966 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$4,808,490
Gross unrealized depreciation	(1,116,951)

Net unrealized appreciation	$3,691,539

The following abbreviation is used in the preceding pages:

IO—Interest Only

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,911,762	$—	$1,911,762
Corporate Bonds	—	1,062,771	—	1,062,771
Mortgage-Backed Securities (b)	—	839,640	885,127	1,724,767
U.S. Government & Federal Agencies	—	132,843,866	—	132,843,866

Total Long-Term Bonds	—	136,658,039	885,127	137,543,166

Short-Term Investment
Repurchase Agreement	—	4,508,339	—	4,508,339

Total Investments in Securities	$—	$141,166,378	$885,127	$142,051,505

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $885,127 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (see Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2017 (b)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$931,266	$509	$1,848	$9,542	$—	$(58,038)	$—	$—	$885,127	$31,514

Total	$931,266	$509	$1,848	$9,542	$—	$(58,038)	$—	$—	$885,127	$31,514

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $138,359,966)	$142,051,505
Receivables:
Interest	525,061
Fund shares sold	39,159
Investment securities sold	9,329
Other assets	46,863

Total assets	142,671,917

Liabilities
Payables:
Fund shares redeemed	894,509
Investment securities purchased	778,887
Transfer agent (See Note 3)	55,853
Manager (See Note 3)	54,970
NYLIFE Distributors (See Note 3)	38,486
Professional fees	36,882
Shareholder communication	23,114
Custodian	11,702
Trustees	352
Accrued expenses	1,464
Dividend payable	19,553

Total liabilities	1,915,772

Net assets	$140,756,145

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$168,340
Additional paid-in capital	137,923,303

138,091,643
Undistributed net investment income	4,861
Accumulated net realized gain (loss) on investments	(1,031,898)
Net unrealized appreciation (depreciation) on investments	3,691,539

Net assets	$140,756,145

Class A
Net assets applicable to outstanding shares	$76,560,167

Shares of beneficial interest outstanding	9,172,359

Net asset value per share outstanding	$8.35
Maximum sales charge (4.50% of offering price)	0.39

Maximum offering price per share outstanding	$8.74

Investor Class
Net assets applicable to outstanding shares	$37,404,209

Shares of beneficial interest outstanding	4,462,165

Net asset value per share outstanding	$8.38
Maximum sales charge (4.50% of offering price)	0.39

Maximum offering price per share outstanding	$8.77

Class B
Net assets applicable to outstanding shares	$5,596,173

Shares of beneficial interest outstanding	670,407

Net asset value and offering price per share outstanding	$8.35

Class C
Net assets applicable to outstanding shares	$12,089,908

Shares of beneficial interest outstanding	1,449,050

Net asset value and offering price per share outstanding	$8.34

Class I
Net assets applicable to outstanding shares	$9,105,688

Shares of beneficial interest outstanding	1,079,993

Net asset value and offering price per share outstanding	$8.43

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,298,492
Other income	93

Total income	2,298,585

Expenses
Manager (See Note 3)	379,210
Distribution/Service—Class A (See Note 3)	102,834
Distribution/Service—Investor Class (See Note 3)	47,066
Distribution/Service—Class B (See Note 3)	30,581
Distribution/Service—Class C (See Note 3)	72,453
Transfer agent (See Note 3)	164,681
Registration	41,809
Professional fees	31,951
Shareholder communication	20,571
Custodian	8,019
Trustees	2,045
Miscellaneous	6,545

Total expenses before waiver/reimbursement	907,765
Expense waiver/reimbursement from Manager (See Note 3)	(5,059)

Net expenses	902,706

Net investment income (loss)	1,395,879

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(456,650)
Net change in unrealized appreciation (depreciation) on investments	(3,706,820)

Net realized and unrealized gain (loss) on investments	(4,163,470)

Net increase (decrease) in net assets resulting from operations	$(2,767,591)

16	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,395,879	$2,938,702
Net realized gain (loss) on investments	(456,650)	89,722
Net change in unrealized appreciation (depreciation) on investments	(3,706,820)	777,765

Net increase (decrease) in net assets resulting from operations	(2,767,591)	3,806,189

Dividends to shareholders:
From net investment income:
Class A	(862,126)	(1,808,126)
Investor Class	(343,213)	(717,921)
Class B	(32,228)	(77,285)
Class C	(75,280)	(200,490)
Class I	(137,088)	(135,148)

Total dividends to shareholders	(1,449,935)	(2,938,970)

Capital share transactions:
Net proceeds from sale of shares	19,190,098	43,966,459
Net asset value of shares issued to shareholders in reinvestment of dividends	1,337,906	2,705,385
Cost of shares redeemed	(49,442,097)	(36,142,554)

Increase (decrease) in net assets derived from capital share transactions	(28,914,093)	10,529,290

Net increase (decrease) in net assets	(33,131,619)	11,396,509

Net Assets
Beginning of period	173,887,764	162,491,255

End of period	$140,756,145	$173,887,764

Undistributed (distributions in excess of) net investment income at end of period	$4,861	$58,917

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$8.56		$8.51		$8.63	$8.57	$9.02	$8.86

Net investment income (loss) (a)	0.08		0.17		0.20	0.21	0.19	0.22
Net realized and unrealized gain (loss) on investments	(0.20)		0.05		(0.10)	0.08	(0.41)	0.19

Total from investment operations	(0.12)		0.22		0.10	0.29	(0.22)	0.41

Less dividends and distributions:
From net investment income	(0.09)		(0.17)		(0.20)	(0.21)	(0.20)	(0.23)
From net realized gain on investments	—		—		(0.02)	(0.02)	(0.03)	(0.02)

Total dividends and distributions	(0.09)		(0.17)		(0.22)	(0.23)	(0.23)	(0.25)

Net asset value at end of period	$8.35		$8.56		$8.51	$8.63	$8.57	$9.02

Total investment return (b)	(1.42%)		2.60%		1.17%	3.46%	(2.50%)	4.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03	% ††	1.99	%(c)	2.38%	2.47%	2.17%	2.46%
Net expenses	1.00	% ††	0.98	%(d)	1.00%	0.98%	1.03%	1.03%
Expenses (before waiver/reimbursement)	1.01	% ††	0.99%		1.00%	0.98%	1.09%	1.14%
Portfolio turnover rate (e)	13%		41%		13%	14%	28%	37%
Net assets at end of period (in 000’s)	$76,560		$93,242		$90,119	$100,212	$143,234	$174,621

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.98%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.99%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 4%, 16%, 7% and 16% for the period ended April 30, 2017 and for the years ended October 31, 2016, 2013, and 2012, respectively.

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$8.59		$8.54		$8.66	$8.60	$9.05	$8.90

Net investment income (loss) (a)	0.07		0.15		0.18	0.19	0.18	0.21
Net realized and unrealized gain (loss) on investments	(0.20)		0.05		(0.10)	0.08	(0.42)	0.17

Total from investment operations	(0.13)		0.20		0.08	0.27	(0.24)	0.38

Less dividends and distributions:
From net investment income	(0.08)		(0.15)		(0.18)	(0.19)	(0.18)	(0.21)
From net realized gain on investments	—		—		(0.02)	(0.02)	(0.03)	(0.02)

Total dividends and distributions	(0.08)		(0.15)		(0.20)	(0.21)	(0.21)	(0.23)

Net asset value at end of period	$8.38		$8.59		$8.54	$8.66	$8.60	$9.05

Total investment return (b)	(1.55%)		2.34%		0.88%	3.15%	(2.66%)	4.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76	% ††	1.74	%(c)	2.11%	2.19%	2.01%	2.32%
Net expenses	1.28	% ††	1.23	%(d)	1.28%	1.26%	1.19%	1.17%
Expenses (before waiver/reimbursement)	1.29	% ††	1.24%		1.28%	1.26%	1.25%	1.28%
Portfolio turnover rate (e)	13%		41%		13%	14%	28%	37%
Net assets at end of period (in 000’s)	$37,404		$40,094		$42,444	$45,947	$50,200	$57,666

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.73%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.24%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 4%, 16%, 7% and 16% for the period ended April 30, 2017 and for the years ended October 31, 2016, 2013, and 2012, respectively.

18	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$8.56		$8.51		$8.63	$8.57	$9.02	$8.86

Net investment income (loss) (a)	0.04		0.08		0.12	0.12	0.11	0.14
Net realized and unrealized gain (loss) on investments	(0.21)		0.05		(0.10)	0.08	(0.42)	0.19

Total from investment operations	(0.17)		0.13		0.02	0.20	(0.31)	0.33

Less dividends and distributions:
From net investment income	(0.04)		(0.08)		(0.12)	(0.12)	(0.11)	(0.15)
From net realized gain on investments	—		—		(0.02)	(0.02)	(0.03)	(0.02)

Total dividends and distributions	(0.04)		(0.08)		(0.14)	(0.14)	(0.14)	(0.17)

Net asset value at end of period	$8.35		$8.56		$8.51	$8.63	$8.57	$9.02

Total investment return (b)	(1.93%)		1.59%		0.14%	2.38%	(3.40%)	3.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00	% ††	0.99	%(c)	1.35%	1.44%	1.26%	1.57%
Net expenses	2.03	% ††	1.98	%(d)	2.03%	2.01%	1.94%	1.92%
Expenses (before waiver/reimbursement)	2.03	% ††	1.99%		2.03%	2.01%	2.00%	2.03%
Portfolio turnover rate (e)	13%		41%		13%	14%	28%	37%
Net assets at end of period (in 000’s)	$5,596		$7,154		$8,363	$10,550	$14,783	$21,826

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 4%, 16%, 7% and 16% for the period ended April 30, 2017 and for the years ended October 31, 2016, 2013, and 2012, respectively.

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$8.55		$8.50		$8.62	$8.56	$9.01	$8.86

Net investment income (loss) (a)	0.04		0.08		0.12	0.12	0.11	0.14
Net realized and unrealized gain (loss) on investments	(0.21)		0.05		(0.10)	0.08	(0.42)	0.18

Total from investment operations	(0.17)		0.13		0.02	0.20	(0.31)	0.32

Less dividends and distributions:
From net investment income	(0.04)		(0.08)		(0.12)	(0.12)	(0.11)	(0.15)
From net realized gain on investments	—		—		(0.02)	(0.02)	(0.03)	(0.02)

Total dividends and distributions	(0.04)		(0.08)		(0.14)	(0.14)	(0.14)	(0.17)

Net asset value at end of period	$8.34		$8.55		$8.50	$8.62	$8.56	$9.01

Total investment return (b)	(1.93%)		1.59%		0.14%	2.39%	(3.41%)	3.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98	% ††	0.99	%(c)	1.34%	1.44%	1.24%	1.57%
Net expenses	2.03	% ††	1.98	%(d)	2.03%	2.01%	1.94%	1.92%
Expenses (before waiver/reimbursement)	2.03	% ††	1.99%		2.03%	2.01%	2.00%	2.03%
Portfolio turnover rate (e)	13%		41%		13%	14%	28%	37%
Net assets at end of period (in 000’s)	$12,090		$19,338		$17,073	$11,226	$12,593	$27,610

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 4%, 16%, 7% and 16% for the period ended April 30, 2017 and for the years ended October 31, 2016, 2013, and 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$8.64		$8.59		$8.71	$8.65	$9.10	$8.94

Net investment income (loss) (a)	0.10		0.19		0.22	0.23	0.21	0.24
Net realized and unrealized gain (loss) on investments	(0.21)		0.05		(0.09)	0.09	(0.41)	0.19

Total from investment operations	(0.11)		0.24		0.13	0.32	(0.20)	0.43

Less dividends and distributions:
From net investment income	(0.10)		(0.19)		(0.23)	(0.24)	(0.22)	(0.25)
From net realized gain on investments	—		—		(0.02)	(0.02)	(0.03)	(0.02)

Total dividends and distributions	(0.10)		(0.19)		(0.25)	(0.26)	(0.25)	(0.27)

Net asset value at end of period	$8.43		$8.64		$8.59	$8.71	$8.65	$9.10

Total investment return (b)	(1.29%)		2.83%		1.41%	3.69%	(2.24%)	4.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.29	% ††	2.16	%(c)	2.57%	2.70%	2.42%	2.69%
Net expenses	0.75	% ††	0.73	%(d)	0.75%	0.73%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.76	% ††	0.74%		0.75%	0.73%	0.84%	0.89%
Portfolio turnover rate (e)	13%		41%		13%	14%	28%	37%
Net assets at end of period (in 000’s)	$9,106		$14,061		$4,492	$10,020	$3,561	$5,753

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.15%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.74%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 4%, 16%, 7% and 16% for the period ended April 30, 2017 and for the years ended October 31, 2016, 2013, and 2012, respectively.

20	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Government Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers seven classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations. Investor Class shares commenced operations on February 28, 2008. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B share may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class T shares. Class I Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance

21

Notes to Financial Statements (Unaudited) (continued)

levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual

22	MainStay Government Fund

funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and

(iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

23

Notes to Financial Statements (Unaudited) (continued)

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without

24	MainStay Government Fund

physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(K)  Government Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of its average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion.

During the six-month period ended April 30, 2017, the effective management fee rate was 0.50%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 1.00% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $379,210 and waived its fees and/or reimbursed expenses in the amount of $5,059.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in

25

Notes to Financial Statements (Unaudited) (continued)

conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $2,856 and $2,323, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $10,501, $1, $10,341 and $1,829, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$45,520
Investor Class	73,123
Class B	11,865
Class C	28,042
Class I	6,131

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$2,938,970

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

26	MainStay Government Fund

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of U.S. government securities were $19,972 and $48,671, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $0 and $299, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	237,765	$1,985,365
Shares issued to shareholders in reinvestment of dividends and distributions	94,540	786,468
Shares redeemed	(2,075,467)	(17,285,353)

Net increase (decrease) in shares outstanding before conversion	(1,743,162)	(14,513,520)
Shares converted into Class A (See Note 1)	98,270	815,204
Shares converted from Class A (See Note 1)	(81,680)	(679,743)

Net increase (decrease)	(1,726,572)	$(14,378,059)

Year ended October 31, 2016:
Shares sold	1,671,833	$14,300,084
Shares issued to shareholders in reinvestment of dividends and distributions	193,141	1,650,198
Shares redeemed	(1,755,494)	(14,999,000)

Net increase (decrease) in shares outstanding before conversion	109,480	951,282
Shares converted into Class A (See Note 1)	281,575	2,406,374
Shares converted from Class A (See Note 1)	(84,395)	(722,690)

Net increase (decrease)	306,660	$2,634,966

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	85,847	$722,171
Shares issued to shareholders in reinvestment of dividends and distributions	39,572	330,467
Shares redeemed	(358,413)	(3,003,915)

Net increase (decrease) in shares outstanding before conversion	(232,994)	(1,951,277)
Shares converted into Investor Class (See Note 1)	115,441	963,921
Shares converted from Investor Class (See Note 1)	(87,147)	(726,233)

Net increase (decrease)	(204,700)	$(1,713,589)

Year ended October 31, 2016:
Shares sold	283,003	$2,429,081
Shares issued to shareholders in reinvestment of dividends and distributions	80,330	688,984
Shares redeemed	(607,459)	(5,214,634)

Net increase (decrease) in shares outstanding before conversion	(244,126)	(2,096,569)
Shares converted into Investor Class (See Note 1)	189,526	1,626,591
Shares converted from Investor Class (See Note 1)	(246,625)	(2,116,170)

Net increase (decrease)	(301,225)	$(2,586,148)

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	39,077	$326,228
Shares issued to shareholders in reinvestment of dividends and distributions	3,586	29,833
Shares redeemed	(156,607)	(1,308,601)

Net increase (decrease) in shares outstanding before conversion	(113,944)	(952,540)
Shares converted from Class B (See Note 1)	(51,829)	(430,400)

Net increase (decrease)	(165,773)	$(1,382,940)

Year ended October 31, 2016:
Shares sold	194,937	$1,665,656
Shares issued to shareholders in reinvestment of dividends and distributions	8,341	71,211
Shares redeemed	(210,091)	(1,795,096)

Net increase (decrease) in shares outstanding before conversion	(6,813)	(58,229)
Shares converted from Class B (See Note 1)	(139,939)	(1,194,105)

Net increase (decrease)	(146,752)	$(1,252,334)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	91,827	$764,457
Shares issued to shareholders in reinvestment of dividends and distributions	7,292	60,634
Shares redeemed	(911,456)	(7,591,298)

Net increase (decrease)	(812,337)	$(6,766,207)

Year ended October 31, 2016:
Shares sold	1,197,365	$10,197,898
Shares issued to shareholders in reinvestment of dividends and distributions	19,643	167,630
Shares redeemed	(963,265)	(8,238,085)

Net increase (decrease)	253,743	$2,127,443

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,830,379	$15,391,877
Shares issued to shareholders in reinvestment of dividends and distributions	15,549	130,504
Shares redeemed	(2,400,123)	(20,252,930)

Net increase (decrease) in shares outstanding before conversion	(554,195)	(4,730,549)
Shares converted into Class I (See Note 1)	6,807	57,251

Net increase (decrease)	(547,388)	$(4,673,298)

Year ended October 31, 2016:
Shares sold	1,769,610	$15,373,740
Shares issued to shareholders in reinvestment of dividends and distributions	14,742	127,362
Shares redeemed	(679,762)	(5,895,739)

Net increase (decrease)	1,104,590	$9,605,363

27

Notes to Financial Statements (Unaudited) (continued)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Government Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Government Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the

30	MainStay Government Fund

Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the

Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered its discussions with representatives from New York Life Investments regarding the Fund’s total net expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The

Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

32	MainStay Government Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737431 MS144-17	MSG10-06/17 (NYLIM) NL007

MainStay High Yield Corporate Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

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Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–0.65 4.03%	7.20 12.25%	5.24 6.21%	5.58 6.07%	0.95 0.95%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–0.66 4.02	7.14 12.18	5.21 6.18	6.52 7.05	1.03 1.03
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–1.38 3.62	6.37 11.37	5.06 5.38	5.23 5.23	1.78 1.78
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	2.44 3.44	10.17 11.17	5.38 5.38	5.21 5.21	1.78 1.78
Class I Shares	No Sales Charge		1/2/2004	4.16	12.51	6.51	6.33	0.70
Class R1 Shares	No Sales Charge		6/29/2012	4.11	12.41	6.44	N/A	0.80
Class R2 Shares	No Sales Charge		5/1/2008	3.98	12.13	6.11	6.87	1.05
Class R3 Shares	No Sales Charge		2/29/2016	3.87	11.90	16.96	N/A	1.30
Class R6 Shares	No Sales Charge		6/17/2013	4.25	12.72	5.75	N/A	0.58

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[4]	5.49%	13.65%	6.87%	7.41%
Credit Suisse High Yield Index[5]	5.62	14.35	6.68	7.07
Average Lipper High Yield Fund[6]	4.80	11.23	5.62	5.88

4.	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s primary broad-based securities market index for comparison purposes. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Credit Suisse High Yield Index is the Fund’s secondary benchmark. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper High Yield Fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,040.30	$4.91	$1,020.00	$4.86	0.97%

Investor Class Shares	$1,000.00	$1,040.20	$5.11	$1,019.80	$5.06	1.01%

Class B Shares	$1,000.00	$1,036.20	$8.89	$1,016.10	$8.80	1.76%

Class C Shares	$1,000.00	$1,034.40	$8.88	$1,016.10	$8.80	1.76%

Class I Shares	$1,000.00	$1,041.60	$3.64	$1,021.20	$3.61	0.72%

Class R1 Shares	$1,000.00	$1,041.10	$4.15	$1,020.70	$4.11	0.82%

Class R2 Shares	$1,000.00	$1,039.80	$5.41	$1,019.50	$5.36	1.07%

Class R3 Shares	$1,000.00	$1,038.70	$6.67	$1,018.20	$6.61	1.32%

Class R6 Shares	$1,000.00	$1,042.50	$2.94	$1,021.90	$2.91	0.58%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 4.00%–6.836%, due 1/15/22–4/15/27

2.	HCA, Inc., 4.25%–8.36%, due 10/15/19–11/6/33

3.	Equinix, Inc., 5.375%–5.875%, due 1/1/22-5/15/27

4.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–5.875%, due 9/30/22–5/1/27

5.	Freeport-McMoRan, Inc., 6.125%–6.875%, due 6/15/19–2/15/23
6.	Micron Technology, Inc., 5.25%–7.50%, due 2/15/22–2/1/25

7.	Comstock Resources, Inc.

8.	Exide Technologies

9.	Carlson Travel, Inc., 6.75%–9.50%, due 12/15/23–12/15/24

10.	MPLX, L.P., 4.875%–5.50%, due 2/15/23–6/1/25

8	MainStay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Corporate Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 4.03% for Class A shares, 4.02% for Investor Class shares, 3.62% for Class B shares and 3.44% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 4.16%, Class R1 shares returned 4.11%, Class R2 shares returned 3.98%, Class R3 shares returned 3.87% and Class R6 shares returned 4.25%. For the six months ended April 30, 2017, all share classes underperformed the 5.49% return of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index,1 which is the Fund’s primary benchmark; the 5.62% return of the Credit Suisse High Yield Index,1 which is the Fund’s secondary benchmark (formerly the Fund’s primary benchmark); and the 4.80% return of the Average Lipper2 High Yield Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2017, the Fund selected the BofA Merrill Lynch U.S. High Yield Master II Constrained Index as its primary benchmark as a replacement for the Credit Suisse High Yield Index. The Fund selected the BofA Merrill Lynch U.S. High Yield Master II Constrained Index as its primary benchmark because it believes that this index is more reflective of its current investment style than the Credit Suisse High Yield Index.

What factors affected the Fund’s relative performance during the reporting period?

The U.S. high-yield bond market reacted positively to the results of the U.S. presidential election in November 2016. Sectors that were expected to benefit from the new administration, mainly those engaged in commodity and industrial-related activities, drove performance in the asset class at the beginning of the reporting period. The market’s strong performance continued in an environment of higher equity markets, stable interest rates and positive technicals. In this environment, decreased net new issuance was coupled with stable investor demand. This environment supported lower-quality CCC-rated3 bonds and distressed credits, which outperformed the BofA Merrill Lynch U.S. High Yield Master II Constrained Index during the reporting period.

What was the Fund’s duration4 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning resulted from our bottom-up investment process. During the reporting period, the Fund’s duration was shorter than that of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index. As of April 30, 2017, the Fund’s modified duration to worst5 was approximately 2.98 years, which was shorter than the 3.05-year duration of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index on the same date.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The high-yield rally that began in early 2016 continued throughout the reporting period. Spreads6 have continued to tighten across the whole market, and particularly in CCC-rated sectors, which outperformed the BofA Merrill Lynch U.S. High Yield Master II Constrained Index in 2016. As a result, the Fund began to reduce positions in these sectors, which have appreciated in price because of relative value, and has added to higher-quality positions at risk-adjusted yields that we believed to be relatively attractive.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The Fund’s underweight position in the banking sector contributed positively to performance during the reporting period, as the sector lagged the BofA Merrill Lynch U.S. High Yield Master II Constrained Index. (Contributions take weightings and total returns into account.) Positioning and positive security selection in health care also helped returns, as the Fund held underweight positions in pharmaceutical companies and hospital operators, both of which underperformed the Index during the reporting period. Security selection in the retail sector also contributed positively to the Fund’s performance, as the Fund avoided department-store bonds that fell in price.

The Fund’s underweight position in energy—oil field equipment & services companies detracted from relative performance, as the sector outperformed the BofA Merrill Lynch

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

U.S. High Yield Master II Constrained Index during the reporting period. In telecommunications, the Fund did not own a stressed satellite operator that recovered on the announcement of a planned merger. Security selection in the utilities sector had a negative impact on performance because the Fund owned a Texas-based electricity provider that underperformed during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund purchased a new issue of Moly-Cop, a manufacturer and supplier of grinding materials for mining operations. The bonds came at a yield that we found attractive and carried a first lien on most of the company’s no-working-capital assets. In addition, there is no debt ahead of these bonds in the capital structure. The company had a leading position in a growing industry, and it has had stable margins and free cash flow. The Fund also purchased the bonds of OpenText, a developer of enterprise information-management software. OpenText generated a steady and meaningful amount of free cash flow, and sector trends remained positive as the world became more data-intensive and complex.

During the reporting period, the Fund sold its entire position in Halcon Resources, an energy exploration and production company. The Fund decreased its energy exposure as spreads in the sector narrowed, moving closer to those in the broader market. The Fund also sold its position in musical-instrument retailer Guitar Center. The company continued to see declining same-store sales as well as weakening margin trends across its businesses.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, there were no material changes to the Fund’s sector weightings. The Fund’s credit risk profile was moderately reduced by trimming the Fund’s CCC exposure. There were small increases in the Fund’s weightings in media and technology because of attractive valuations and yields. During the reporting period, the Fund reduced its weightings in energy and basic industries.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund held overweight positions relative to the BofA Merrill Lynch U.S. High Yield Master II Constrained Index in the automotive, basic industry and consumer goods sectors. As of the same date, the Fund held underweight positions relative to the Index in the banking and health care sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Corporate Bond Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 92.4%† Convertible Bonds 2.3%
Auto Parts & Equipment 0.5%
♦Exide Technologies 7.00% (7.00% PIK), due 4/30/25 (a)(b)(c)(d)	$77,187,215	$49,399,817

Media 0.4%
DISH Network Corp. 3.34%, due 8/15/26 (d)	32,385,000	39,793,069

Mining 0.6%
Aleris International, Inc. 6.00%, due 6/1/20 (b)(c)(d)(e)	11,797	10,388
Detour Gold Corp. 5.50%, due 11/30/17	60,973,000	62,040,028

		62,050,416

Oil & Gas 0.4%
♦Comstock Resources, Inc. (a)
7.75% (7.75% PIK), due 4/1/19	13,397,930	11,974,400
9.50% (9.50% PIK), due 6/15/20	31,261,687	27,979,210

		39,953,610

Real Estate Investment Trusts 0.4%
VEREIT, Inc. 3.75%, due 12/15/20	43,380,000	44,302,042

Total Convertible Bonds (Cost $238,075,512)		235,498,954

Corporate Bonds 89.4%
Advertising 0.4%
Lamar Media Corp.
5.00%, due 5/1/23	2,500,000	2,613,800
5.75%, due 2/1/26	2,455,000	2,672,881
5.88%, due 2/1/22	21,972,000	22,795,950
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, due 2/15/22	14,600,000	15,165,750
5.63%, due 2/15/24	3,000,000	3,150,000

		46,398,381

Aerospace & Defense 1.2%
KLX, Inc. 5.88%, due 12/1/22 (d)	40,610,000	42,691,262
Orbital ATK, Inc.
5.25%, due 10/1/21	5,235,000	5,418,225
5.50%, due 10/1/23	14,115,000	14,644,313

	Principal Amount	Value
Aerospace & Defense (continued)
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	$10,000,000	$10,392,070
TransDigm, Inc.
5.50%, due 10/15/20	4,000,000	4,090,000
6.00%, due 7/15/22	6,920,000	7,127,600
6.50%, due 7/15/24	26,781,000	27,517,477
6.50%, due 5/15/25	15,020,000	15,357,950

		127,238,897

Apparel 0.4%
Hanesbrands, Inc. (d)
4.63%, due 5/15/24	5,000,000	4,962,500
4.88%, due 5/15/26	13,575,000	13,507,125
William Carter Co. 5.25%, due 8/15/21	17,520,000	18,089,400

		36,559,025

Auto Manufacturers 0.7%
BCD Acquisition, Inc. 9.63%, due 9/15/23 (d)	22,585,000	24,335,337
Ford Holdings LLC
9.30%, due 3/1/30	18,155,000	25,165,934
9.34%, due 3/1/20	1,695,000	1,992,561
Ford Motor Co. 9.98%, due 2/15/47	980,000	1,507,999
General Motors Financial Co., Inc. 6.75%, due 6/1/18	15,000,000	15,761,715

		68,763,546

Auto Parts & Equipment 3.6%
Adient Global Holdings, Ltd. 4.88%, due 8/15/26 (d)	22,000,000	22,055,000
Allison Transmission, Inc. 5.00%, due 10/1/24 (d)	3,000,000	3,056,250
American Axle & Manufacturing, Inc. (d)
6.25%, due 4/1/25	18,601,000	18,507,995
6.50%, due 4/1/27	18,275,000	18,137,938
Cooper-Standard Automotive, Inc. 5.63%, due 11/15/26 (d)	8,970,000	9,093,338
Dana Financing Luxembourg S.A.R.L. 5.75%, due 4/15/25 (d)	13,175,000	13,496,207
♦Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/20 (a)(b)(c)(d)	71,141,125	62,248,484
♦Exide Technologies (Escrow Claim Shares) 8.63%, due 2/1/18 (b)(c)(d)(e)	64,863,000	64,863
Goodyear Tire & Rubber Co.
4.88%, due 3/15/27	12,390,000	12,390,000
5.13%, due 11/15/23	5,000,000	5,259,900
7.00%, due 5/15/22	2,500,000	2,591,250

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
IHO Verwaltungs GmbH (a)(d)
4.13% (4.125% Cash or 4.875% PIK), due 9/15/21	$28,735,000	$29,130,106
4.50% (4.50% Cash or 5.25% PIK), due 9/15/23	28,000,000	27,965,000
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	20,145,000	19,943,550
International Automotive Components Group S.A. 9.13%, due 6/1/18 (d)	13,960,000	13,576,100
Meritor, Inc. 6.75%, due 6/15/21	11,900,000	12,346,250
Nexteer Automotive Group, Ltd. 5.88%, due 11/15/21 (d)	24,000,000	24,960,000
Schaeffler Finance B.V. (d)
4.25%, due 5/15/21	21,610,000	22,091,903
4.75%, due 5/15/23	22,195,000	23,138,287
Tenneco, Inc. 5.00%, due 7/15/26	17,378,000	17,397,463
Titan International, Inc. 6.88%, due 10/1/20	4,442,000	4,564,155
ZF North America Capital, Inc. 4.75%, due 4/29/25 (d)	10,800,000	11,232,756

		373,246,795

Banks 0.2%
Bank of America Corp. 6.30%, due 12/29/49 (f)	805,000	886,506
Citigroup, Inc. 6.30%, due 12/29/49 (f)	3,750,000	3,957,375
Provident Funding Associates, L.P. / PFG Finance Corp. 6.75%, due 6/15/21 (d)	8,950,000	9,173,750
Wachovia Capital Trust III 5.57%, due 3/29/49 (f)	1,000,000	1,003,750
Wells Fargo & Co. 5.90%, due 12/29/49 (f)	1,715,000	1,822,188

		16,843,569

Biotechnology 0.2%
AMAG Pharmaceuticals, Inc. 7.88%, due 9/1/23 (d)	24,220,000	23,009,000

Building Materials 1.4%
Airxcel, Inc. 8.50%, due 2/15/22 (d)	9,625,000	9,913,750
BMC East LLC 5.50%, due 10/1/24 (d)	10,000,000	10,412,500
Gibraltar Industries, Inc. 6.25%, due 2/1/21	11,580,000	11,979,510

	Principal Amount	Value
Building Materials (continued)
James Hardie International Finance, Ltd. 5.88%, due 2/15/23 (d)	$31,915,000	$33,430,962
RSI Home Products, Inc. 6.50%, due 3/15/23 (d)	11,000,000	11,385,000
Standard Industries, Inc. 5.13%, due 2/15/21 (d)	7,630,000	7,982,888
Summit Materials LLC / Summit Materials Finance Corp.
6.13%, due 7/15/23	32,510,000	34,054,225
8.50%, due 4/15/22	17,500,000	19,643,750
USG Corp. 8.25%, due 1/15/18	2,200,000	2,307,250

		141,109,835

Chemicals 1.8%
Blue Cube Spinco, Inc.
9.75%, due 10/15/23	31,550,000	38,175,500
10.00%, due 10/15/25	22,945,000	28,279,712
GCP Applied Technologies, Inc. 9.50%, due 2/1/23 (d)	26,740,000	30,483,600
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.38%, due 12/1/22 (d)	23,500,000	24,351,875
Momentive Performance Materials, Inc. (Escrow Claim Shares) 10.00%, due 10/15/20 (b)(c)(e)	2,510,000	3
NOVA Chemicals Corp. 5.25%, due 8/1/23 (d)	3,000,000	3,082,500
Olin Corp. 5.50%, due 8/15/22	19,094,000	20,239,640
PolyOne Corp. 5.25%, due 3/15/23	23,350,000	23,992,125
PQ Corp. 6.75%, due 11/15/22 (d)	1,385,000	1,502,711
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 6.75%, due 5/1/22 (d)	13,000,000	13,715,000
Westlake Chemical Corp. 4.63%, due 2/15/21	3,650,000	3,777,750

		187,600,416

Coal 0.5%
CONSOL Energy, Inc.
5.88%, due 4/15/22	16,000,000	15,600,000
8.00%, due 4/1/23	28,035,000	29,208,966
Peabody Securities Finance Corp. 6.00%, due 3/31/22 (d)	2,000,000	2,040,000

		46,848,966

12	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 5.0%
Ashtead Capital, Inc. (d)
5.63%, due 10/1/24	$15,590,000	$16,660,098
6.50%, due 7/15/22	47,444,000	49,282,455
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, due 4/1/23	40,118,000	39,516,230
6.38%, due 4/1/24 (d)	22,960,000	22,931,300
Booz Allen Hamilton, Inc. 5.13%, due 5/1/25 (d)	3,000,000	3,052,530
Cimpress N.V. 7.00%, due 4/1/22 (d)	37,800,000	38,886,750
Flexi-Van Leasing, Inc. 7.88%, due 8/15/18 (d)	14,975,000	13,851,875
Gartner, Inc. 5.13%, due 4/1/25 (d)	29,406,000	30,435,210
Great Lakes Dredge & Dock Corp. 7.38%, due 2/1/19	46,601,000	46,134,990
Herc Rentals, Inc. 7.50%, due 6/1/22 (d)	2,007,000	2,182,613
IHS Markit, Ltd. (d)
4.75%, due 2/15/25	12,520,000	13,099,050
5.00%, due 11/1/22	64,925,000	69,388,594
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.38%, due 8/1/23 (d)	14,966,000	15,602,055
Laureate Education, Inc. 8.25%, due 5/1/25 (d)	11,000,000	11,302,500
Nielsen Co. Luxembourg S.A.R.L. (d)
5.00%, due 2/1/25	27,000,000	27,033,750
5.50%, due 10/1/21	4,500,000	4,674,375
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	13,665,000	13,921,219
5.00%, due 4/15/22 (d)	61,860,000	63,638,475
Ritchie Bros Auctioneers, Inc. 5.38%, due 1/15/25 (d)	10,080,000	10,407,600
Service Corp. International 5.38%, due 5/15/24	2,005,000	2,117,781
United Rentals North America, Inc.
4.63%, due 7/15/23	10,600,000	11,003,330
6.13%, due 6/15/23	3,485,000	3,641,825
7.63%, due 4/15/22	3,790,000	3,955,812
WEX, Inc. 4.75%, due 2/1/23 (d)	9,823,000	9,700,212

		522,420,629

Computers 0.9%
Conduent Finance, Inc. / Xerox Business Services LLC 10.50%, due 12/15/24 (d)	10,000,000	11,600,000

	Principal Amount	Value
Computers (continued)
NCR Corp. 6.38%, due 12/15/23	$28,345,000	$30,385,840
NeuStar, Inc. 4.50%, due 1/15/23	50,730,000	52,125,075

		94,110,915

Cosmetics & Personal Care 0.6%
Edgewell Personal Care Co.
4.70%, due 5/19/21	33,905,000	35,939,300
4.70%, due 5/24/22	19,378,000	20,644,158
First Quality Finance Co., Inc. 4.63%, due 5/15/21 (d)	10,803,000	10,600,444

		67,183,902

Distribution & Wholesale 0.3%
American Tire Distributors, Inc. 10.25%, due 3/1/22 (d)	16,760,000	17,199,950
H&E Equipment Services, Inc. 7.00%, due 9/1/22	16,750,000	17,513,800

		34,713,750

Diversified Financial Services 2.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.63%, due 10/30/20	9,240,000	9,809,859
5.00%, due 10/1/21	16,320,000	17,678,346
Ally Financial, Inc. 8.00%, due 11/1/31	901,000	1,072,190
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (d)	25,895,000	26,218,687
Credit Acceptance Corp.
6.13%, due 2/15/21	5,102,000	5,076,490
7.38%, due 3/15/23	23,365,000	23,365,000
E*TRADE Financial Corp.
4.63%, due 9/15/23	15,000,000	15,431,250
5.375%, due 11/15/22	20,000,000	21,123,100
KCG Holdings, Inc. 6.88%, due 3/15/20 (d)	30,135,000	31,340,400
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (d)
5.25%, due 3/15/22	22,055,000	22,633,944
5.88%, due 8/1/21	25,665,000	26,049,975
Lincoln Finance, Ltd. 7.38%, due 4/15/21 (d)	18,055,000	19,251,144
Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50%, due 8/1/18	12,000,000	12,120,000
7.88%, due 10/1/20	6,000,000	6,240,000
Ocwen Loan Servicing LLC 8.38%, due 11/15/22 (d)	17,000,000	14,662,500
OneMain Financial Holdings LLC (d)
6.75%, due 12/15/19	6,645,000	6,985,556
7.25%, due 12/15/21	2,705,000	2,813,498

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Springleaf Finance Corp. 8.25%, due 12/15/20	$3,075,000	$3,369,278

		265,241,217

Electric 1.8%
Calpine Corp.
5.75%, due 1/15/25	3,485,000	3,371,738
5.88%, due 1/15/24 (d)	19,441,000	20,413,050
6.00%, due 1/15/22 (d)	34,773,000	36,337,785
GenOn Energy, Inc.
7.88%, due 6/15/17	78,037,000	53,650,437
9.50%, due 10/15/18	54,980,000	34,362,500
NRG REMA LLC
Series B 9.24%, due 7/2/17	3,060,715	2,571,001
Series C 9.68%, due 7/2/26	38,625,000	27,810,000
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,927,000	3,108,193

		181,624,704

Electrical Components & Equipment 1.1%
Belden, Inc. 5.50%, due 9/1/22 (d)	48,348,000	49,556,700
General Cable Corp. 5.75%, due 10/1/22	44,660,000	44,213,400
WESCO Distribution, Inc. 5.38%, due 12/15/21	20,519,000	21,083,272

		114,853,372

Electronics 0.5%
Allegion PLC 5.88%, due 9/15/23	8,500,000	9,073,750
Allegion U.S. Holding Co., Inc. 5.75%, due 10/1/21	19,800,000	20,653,875
Kemet Corp. 10.50%, due 5/1/18	27,014,000	27,115,303

		56,842,928

Engineering & Construction 0.6%
Broadspectrum, Ltd. 8.38%, due 5/15/20 (d)	27,490,000	28,685,815
Tutor Perini Corp. 6.88%, due 5/1/25 (d)	10,000,000	10,500,000
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	26,349,000	25,558,530

		64,744,345

Entertainment 1.2%
Churchill Downs, Inc. 5.38%, due 12/15/21	23,570,000	24,542,263

	Principal Amount	Value
Entertainment (continued)
Eagle II Acquisition Co. LLC 6.00%, due 4/1/25 (d)	$1,935,000	$2,000,306
GLP Capital, L.P. / GLP Financing II, Inc.
4.88%, due 11/1/20	2,000,000	2,130,000
5.38%, due 4/15/26	6,845,000	7,221,475
Jacobs Entertainment, Inc. 7.88%, due 2/1/24 (d)	14,594,000	15,250,730
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (d)	17,990,000	18,124,925
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.13%, due 8/15/21 (d)	14,840,000	15,000,717
Sterling Entertainment Enterprises LLC 9.75%, due 12/31/19 (b)(c)(e)	35,000,000	36,312,500

		120,582,916

Food 2.1%
B&G Foods, Inc.
5.25%, due 4/1/25	16,230,000	16,615,949
4.63%, due 6/1/21	16,500,000	16,747,500
C&S Group Enterprises LLC 5.38%, due 7/15/22 (d)	51,715,000	51,068,563
Ingles Markets, Inc. 5.75%, due 6/15/23	14,142,000	14,212,710
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (d)	23,855,000	24,093,550
Lamb Weston Holdings, Inc. (d)
4.63%, due 11/1/24	3,000,000	3,097,500
4.88%, due 11/1/26	5,085,000	5,243,906
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (d)	26,365,000	29,133,325
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (d)	15,963,000	17,798,745
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (d)	17,265,000	18,387,225
Wells Enterprises, Inc. 6.75%, due 2/1/20 (d)	21,607,000	22,282,219

		218,681,192

Forest Products & Paper 0.7%
Mercer International, Inc. 6.50%, due 2/1/24 (d)	14,408,000	14,876,260
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	51,820,000	61,406,700

		76,282,960

Gas 0.7%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	8,010,000	8,090,100

14	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Gas (continued)
AmeriGas Partners, L.P. / AmeriGas Finance Corp. (continued)
5.63%, due 5/20/24	$24,476,000	$24,904,330
5.75%, due 5/20/27	19,035,000	19,082,588
5.88%, due 8/20/26	24,400,000	24,766,000

		76,843,018

Health Care—Products 0.5%
Alere, Inc.
6.38%, due 7/1/23 (d)	7,970,000	8,677,337
6.50%, due 6/15/20	895,000	915,138
Halyard Health, Inc. 6.25%, due 10/15/22	11,331,000	11,784,240
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (d)	13,750,000	14,368,750
Hologic, Inc. 5.25%, due 7/15/22 (d)	12,715,000	13,398,431

		49,143,896

Health Care—Services 4.3%
Acadia Healthcare Co., Inc.
5.63%, due 2/15/23	23,677,000	24,499,539
6.50%, due 3/1/24	11,565,000	12,258,900
Centene Corp.
4.75%, due 1/15/25	11,945,000	12,139,106
5.63%, due 2/15/21	14,905,000	15,668,881
6.13%, due 2/15/24	22,782,000	24,547,605
CHS / Community Health Systems, Inc. 6.25%, due 3/31/23	9,465,000	9,630,637
Fresenius Medical Care U.S. Finance II, Inc. (d)
5.63%, due 7/31/19	11,680,000	12,468,400
5.88%, due 1/31/22	4,030,000	4,417,888
6.50%, due 9/15/18	4,730,000	4,990,150
♦HCA, Inc.
4.25%, due 10/15/19	6,000,000	6,217,500
5.00%, due 3/15/24	9,944,000	10,553,070
5.25%, due 4/15/25	19,000,000	20,419,110
5.25%, due 6/15/26	11,780,000	12,560,425
5.38%, due 2/1/25	24,495,000	25,505,419
5.88%, due 3/15/22	12,010,000	13,316,087
5.88%, due 5/1/23	4,603,000	5,008,985
5.88%, due 2/15/26	19,470,000	20,686,875
7.50%, due 2/15/22	9,407,000	10,821,813
7.50%, due 12/15/23	1,500,000	1,713,750
7.50%, due 11/6/33	2,000,000	2,200,000
7.58%, due 9/15/25	8,000,000	8,980,000
7.69%, due 6/15/25	20,780,000	23,689,200
8.36%, due 4/15/24	4,524,000	5,338,320
HealthSouth Corp. 5.75%, due 11/1/24	13,345,000	13,595,219

	Principal Amount	Value
Health Care—Services (continued)
IASIS Healthcare LLC / IASIS Capital Corp. 8.38%, due 5/15/19	$8,770,000	$8,550,750
Molina Healthcare, Inc. 5.38%, due 11/15/22	22,000,000	22,990,000
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (d)	52,380,000	56,308,500
Quorum Health Corp. 11.63%, due 4/15/23 (d)	6,000,000	5,325,000
Tenet Healthcare Corp.
6.00%, due 10/1/20	8,000,000	8,420,000
6.75%, due 6/15/23	7,000,000	6,685,000
7.50%, due 1/1/22 (d)	3,785,000	4,049,950
8.13%, due 4/1/22	14,295,000	14,509,425
WellCare Health Plans, Inc. 5.25%, due 4/1/25	15,865,000	16,499,600

		444,565,104

Home Builders 2.6%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.88%, due 2/15/21 (d)	35,515,000	35,870,150
AV Homes, Inc. 8.50%, due 7/1/19	24,860,000	25,854,400
Brookfield Residential Properties, Inc. (d)
6.38%, due 5/15/25	6,665,000	6,948,263
6.50%, due 12/15/20	23,765,000	24,656,188
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.13%, due 7/1/22 (d)	37,941,000	39,553,492
Century Communities, Inc. 6.88%, due 5/15/22	34,751,000	36,401,672
Mattamy Group Corp. 6.50%, due 11/15/20 (d)	32,997,000	33,904,417
New Home Co., Inc. 7.25%, due 4/1/22 (d)	17,000,000	17,680,000
Shea Homes, L.P. / Shea Homes Funding Corp. (d)
5.88%, due 4/1/23	358,000	361,580
6.13%, due 4/1/25	500,000	505,000
Toll Brothers Finance Corp. 5.88%, due 2/15/22	5,000,000	5,516,250
WCI Communities, Inc. / Lennar Corp. 6.88%, due 8/15/21	12,355,000	12,941,863
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (d)	30,741,000	32,297,417

		272,490,692

Household Products & Wares 0.7%
Prestige Brands, Inc. 6.38%, due 3/1/24 (d)	23,073,000	24,688,110

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Household Products & Wares (continued)
Spectrum Brands, Inc.
5.75%, due 7/15/25	$17,450,000	$18,704,830
6.63%, due 11/15/22	27,055,000	28,475,387

		71,868,327

Housewares 0.3%
Radio Systems Corp. 8.38%, due 11/1/19 (d)	33,225,000	34,512,469

Insurance 1.7%
American Equity Investment Life Holding Co. 6.63%, due 7/15/21	31,660,000	32,886,825
Fairfax Financial Holdings, Ltd.
7.38%, due 4/15/18	9,092,000	9,550,973
8.30%, due 4/15/26	5,395,000	6,513,934
Fidelity & Guaranty Life Holdings, Inc. 6.38%, due 4/1/21 (d)	29,148,000	29,876,700
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (d)	12,890,000	14,692,718
MGIC Investment Corp. 5.75%, due 8/15/23	30,550,000	32,764,875
USI, Inc. 7.75%, due 1/15/21 (d)	29,460,000	30,063,930
USIS Merger Sub, Inc. 6.88%, due 5/1/25 (d)	20,000,000	20,350,000

		176,699,955

Internet 1.8%
Cogent Communications Group, Inc. 5.38%, due 3/1/22 (d)	17,006,000	17,558,695
Match Group, Inc.
6.38%, due 6/1/24	4,760,000	5,182,450
6.75%, due 12/15/22	55,624,000	58,162,123
Netflix, Inc.
5.38%, due 2/1/21	10,580,000	11,320,600
5.50%, due 2/15/22	17,265,000	18,473,550
5.75%, due 3/1/24	27,951,000	30,047,325
5.88%, due 2/15/25	9,601,000	10,417,085
Symantec Corp. 5.00%, due 4/15/25 (d)	7,090,000	7,329,288
VeriSign, Inc.
4.63%, due 5/1/23	5,000,000	5,117,500
5.25%, due 4/1/25	21,026,000	21,998,452

		185,607,068

Investment Management/Advisory Services 0.4%
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (d)	24,475,000	24,502,118

	Principal Amount	Value
Investment Management/Advisory Services (continued)
NFP Corp. 9.00%, due 7/15/21 (d)	$19,882,000	$21,025,215

		45,527,333

Iron & Steel 1.0%
Allegheny Ludlum LLC 6.95%, due 12/15/25	11,518,000	10,942,100
Allegheny Technologies, Inc.
7.88%, due 8/15/23	18,150,000	18,717,187
9.38%, due 6/1/19	7,250,000	7,993,125
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 6.50%, due 5/15/21 (d)	40,050,000	42,453,000
Evraz, Inc. N.A. 7.50%, due 11/15/19 (d)	22,270,000	23,105,125

		103,210,537

Leisure Time 1.6%
Brunswick Corp. 4.63%, due 5/15/21 (d)	22,408,000	22,889,234
♦Carlson Travel, Inc. (d)
6.75%, due 12/15/23	67,321,000	69,550,672
9.50%, due 12/15/24	38,605,000	39,859,662
Vista Outdoor, Inc. 5.88%, due 10/1/23	35,362,000	35,185,190

		167,484,758

Lodging 0.7%
Boyd Gaming Corp. 6.38%, due 4/1/26	8,000,000	8,620,000
Choice Hotels International, Inc. 5.75%, due 7/1/22	29,235,000	32,085,413
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24 (d)	12,200,000	12,291,500
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (d)	16,590,000	17,336,550
MGM Resorts International 6.75%, due 10/1/20	2,664,000	2,963,700

		73,297,163

Machinery—Construction & Mining 0.2%
BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, due 3/15/24 (d)	10,000,000	10,450,000
Terex Corp. 5.63%, due 2/1/25 (d)	4,755,000	4,861,988

		15,311,988

Machinery—Diversified 0.5%
Briggs & Stratton Corp. 6.88%, due 12/15/20	10,570,000	11,627,000
Tennant Co. 5.63%, due 5/1/25 (d)	10,345,000	10,745,869

16	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Diversified (continued)
Zebra Technologies Corp. 7.25%, due 10/15/22	$29,100,000	$31,464,375

		53,837,244

Media 6.1%
Altice Financing S.A. 7.50%, due 5/15/26 (d)	15,300,000	16,524,000
Altice Luxembourg S.A. 7.75%, due 5/15/22 (d)	3,495,000	3,713,892
Altice U.S. Finance I Corp. 5.38%, due 7/15/23 (d)	20,195,000	21,078,531
Block Communications, Inc. 6.88%, due 2/15/25 (d)	30,802,000	33,189,155
Cablevision Systems Corp. 7.75%, due 4/15/18	11,000,000	11,508,750
♦CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, due 2/15/23	24,000,000	24,960,000
5.13%, due 5/1/23 (d)	14,873,000	15,523,694
5.13%, due 5/1/27 (d)	37,200,000	37,944,000
5.25%, due 9/30/22	3,000,000	3,112,500
5.38%, due 5/1/25 (d)	7,100,000	7,401,750
5.75%, due 2/15/26 (d)	23,725,000	25,200,220
5.88%, due 4/1/24 (d)	23,695,000	25,383,269
5.88%, due 5/1/27 (d)	12,615,000	13,419,206
Charter Communications Operating LLC / Charter Communications Operating Capital
3.58%, due 7/23/20	4,000,000	4,133,208
4.46%, due 7/23/22	6,165,000	6,547,378
Cogeco Communications, Inc. 4.88%, due 5/1/20 (d)	10,685,000	10,938,769
CSC Holdings LLC 10.13%, due 1/15/23 (d)	5,935,000	6,884,600
DISH DBS Corp.
5.13%, due 5/1/20	5,000,000	5,225,000
5.88%, due 7/15/22	9,000,000	9,533,610
5.88%, due 11/15/24	21,100,000	22,155,000
6.75%, due 6/1/21	3,065,000	3,333,188
Midcontinent Communications / Midcontinent Finance Corp. (d)
6.25%, due 8/1/21	4,000,000	4,160,000
6.88%, due 8/15/23	15,125,000	16,221,563
Quebecor Media, Inc. 5.75%, due 1/15/23	52,765,000	55,535,162
SFR Group S.A. (d)
6.00%, due 5/15/22	39,375,000	41,048,437
6.25%, due 5/15/24	9,700,000	10,039,500
7.38%, due 5/1/26	22,770,000	23,936,963

	Principal Amount	Value
Media (continued)
UPCB Finance IV, Ltd. 5.38%, due 1/15/25 (d)	$2,690,000	$2,737,075
Videotron, Ltd.
5.00%, due 7/15/22	25,254,000	26,771,765
5.13%, due 4/15/27 (d)	21,735,000	22,163,180
5.38%, due 6/15/24 (d)	29,095,000	30,658,856
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	83,145,000	88,549,425

		629,531,646

Metal Fabricate & Hardware 1.2%
Grinding Media, Inc. / MC Grinding Media Canada, Inc. 7.38%, due 12/15/23 (d)	39,245,000	41,866,566
Novelis Corp. (d)
5.88%, due 9/30/26	30,875,000	31,724,062
6.25%, due 8/15/24	21,225,000	22,339,313
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.63%, due 6/1/21 (d)	16,720,000	15,800,400
Park-Ohio Industries, Inc. 6.63%, due 4/15/27 (d)	16,000,000	16,400,000

		128,130,341

Mining 3.7%
Alcoa Nederland Holding B.V. (d)
6.75%, due 9/30/24	7,875,000	8,615,250
7.00%, due 9/30/26	12,000,000	13,260,000
Aleris International, Inc.
7.88%, due 11/1/20	32,762,000	32,434,380
9.50%, due 4/1/21 (d)	38,205,000	40,974,862
Anglo American Capital PLC 4.88%, due 5/14/25 (d)	1,007,000	1,049,798
First Quantum Minerals, Ltd. 7.25%, due 4/1/23 (d)	18,220,000	18,550,237
♦Freeport-McMoRan, Inc. (d)
6.13%, due 6/15/19	2,200,000	2,238,500
6.50%, due 11/15/20	34,940,000	35,900,850
6.63%, due 5/1/21	15,620,000	16,010,500
6.75%, due 2/1/22	20,996,000	21,914,575
6.88%, due 2/15/23	68,026,000	71,597,365
Hecla Mining Co. 6.88%, due 5/1/21	42,803,000	44,412,393
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (d)	4,405,000	4,972,188
Lundin Mining Corp. (d)
7.50%, due 11/1/20	3,500,000	3,710,000
7.88%, due 11/1/22	2,000,000	2,197,500
New Gold, Inc. 7.00%, due 4/15/20 (d)	38,534,000	39,039,759
Petra Diamonds U.S. Treasury PLC 7.25%, due 5/1/22 (d)	23,110,000	24,149,950

		381,028,107

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 1.1%
Amsted Industries, Inc. 5.00%, due 3/15/22 (d)	$18,225,000	$18,680,625
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (d)	28,910,000	26,705,612
EnPro Industries, Inc.
5.88%, due 9/15/22	17,465,000	18,338,250
5.88%, due 9/15/22 (d)	6,800,000	7,140,000
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (d)	31,769,000	31,927,845
Koppers, Inc. 6.00%, due 2/15/25 (d)	9,250,000	9,689,375

		112,481,707

Oil & Gas 7.7%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.00%, due 4/1/22 (d)	14,250,000	14,730,938
California Resources Corp.
5.00%, due 1/15/20	53,105,000	43,280,575
8.00%, due 12/15/22 (d)	16,000,000	12,240,000
Callon Petroleum Co. 6.13%, due 10/1/24 (d)	12,930,000	13,544,175
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
6.50%, due 4/15/21	6,658,000	5,626,010
7.63%, due 1/15/22	4,146,000	3,524,100
7.75%, due 4/15/23	2,840,000	2,385,600
11.50%, due 1/15/21 (d)	33,240,000	38,558,400
Carrizo Oil & Gas, Inc.
6.25%, due 4/15/23	7,000,000	7,052,500
7.50%, due 9/15/20	14,480,000	14,914,400
Cheniere Corpus Christi Holdings LLC 7.00%, due 6/30/24 (d)	1,500,000	1,676,070
♦Comstock Resources, Inc. 10.00% (10.00% Cash or 12.25% PIK), due 3/15/20 (a)	71,520,000	73,308,000
Concho Resources, Inc. 5.50%, due 10/1/22	16,000,000	16,604,800
Continental Resources, Inc.
3.80%, due 6/1/24	5,000,000	4,700,000
4.50%, due 4/15/23	7,200,000	7,092,000
5.00%, due 9/15/22	22,000,000	22,192,500
Gulfport Energy Corp. (d)
6.00%, due 10/15/24	40,880,000	40,266,800
6.38%, due 5/15/25	20,585,000	20,507,806
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22	15,000,000	12,600,000

	Principal Amount	Value
Oil & Gas (continued)
Matador Resources Co. 6.88%, due 4/15/23 (d)	$12,650,000	$13,345,750
Murphy Oil Corp. 6.88%, due 8/15/24	9,575,000	10,197,375
Murphy Oil USA, Inc.
5.63%, due 5/1/27	2,800,000	2,870,000
6.00%, due 8/15/23	23,605,000	24,785,250
Newfield Exploration Co.
5.63%, due 7/1/24	19,360,000	20,461,197
5.75%, due 1/30/22	14,120,000	15,002,500
Oasis Petroleum, Inc.
6.50%, due 11/1/21	15,568,000	15,723,680
6.88%, due 3/15/22	7,500,000	7,593,750
6.88%, due 1/15/23	3,000,000	3,030,000
Parsley Energy LLC / Parsley Finance Corp. 5.25%, due 8/15/25 (d)	14,110,000	14,215,825
PDC Energy, Inc.
6.13%, due 9/15/24 (d)	6,000,000	6,150,000
7.75%, due 10/15/22	33,775,000	35,463,750
PetroQuest Energy, Inc. 10.00% (1.00% Cash and 9.00% PIK), due 2/15/21 (a)(d)	64,966,600	47,425,618
Range Resources Corp. (d)
5.75%, due 6/1/21	23,225,000	23,921,750
5.88%, due 7/1/22	19,345,000	19,780,262
Rex Energy Corp. 1.00%, due 10/1/20 (g)	116,325,000	57,580,875
RSP Permian, Inc.
5.25%, due 1/15/25 (d)	10,285,000	10,439,275
6.63%, due 10/1/22	17,780,000	18,735,675
SM Energy Co. 6.50%, due 11/15/21	3,000,000	3,067,500
Stone Energy Corp. 7.50%, due 5/31/22	24,562,822	23,703,123
WPX Energy, Inc.
6.00%, due 1/15/22	39,250,000	39,838,750
7.50%, due 8/1/20	31,440,000	33,326,400

		801,462,979

Oil & Gas Services 0.4%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	44,185,000	43,853,613

Packaging & Containers 0.0%‡
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (d)	1,200,000	1,306,500
Sealed Air Corp. 5.50%, due 9/15/25 (d)	2,465,000	2,637,550

		3,944,050

18	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 1.3%
DPx Holdings B.V. 7.50%, due 2/1/22 (d)	$25,005,000	$26,474,044
Endo Finance LLC 5.75%, due 1/15/22 (d)	6,430,000	5,947,750
Endo Finance LLC / Endo Finco, Inc. 5.38%, due 1/15/23 (d)	7,300,000	6,259,750
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. (d)
5.88%, due 10/15/24	3,000,000	3,056,250
6.00%, due 2/1/25	8,945,000	7,554,052
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, due 10/1/24 (d)	6,795,000	7,015,838
Nature’s Bounty Co. 7.63%, due 5/15/21 (d)	42,485,000	45,140,312
Valeant Pharmaceuticals International, Inc. (d)
5.63%, due 12/1/21	3,710,000	2,852,063
6.38%, due 10/15/20	3,184,000	2,734,260
7.00%, due 10/1/20	7,000,000	6,142,500
7.50%, due 7/15/21	20,355,000	16,843,762

		130,020,581

Pipelines 3.1%
ANR Pipeline Co.
7.38%, due 2/15/24	2,555,000	3,070,499
9.63%, due 11/1/21	10,349,000	13,316,586
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp. 5.38%, due 9/15/24 (d)	8,000,000	8,180,000
Cheniere Corpus Christi Holdings LLC 5.88%, due 3/31/25 (d)	19,355,000	20,613,075
EnLink Midstream Partners, L.P. / EnLink Midstream Finance Corp. 7.13%, due 6/1/22	1,765,000	1,833,016
Genesis Energy, L.P. / Genesis Energy Finance Corp.
5.75%, due 2/15/21	4,750,000	4,803,438
6.75%, due 8/1/22	44,620,000	45,902,825
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (d)	15,000,000	15,862,500
♦MPLX, L.P.
4.88%, due 12/1/24	27,465,000	29,368,517
4.88%, due 6/1/25	30,540,000	32,482,955
5.50%, due 2/15/23	35,965,000	37,268,731
NuStar Logistics, L.P.
6.75%, due 2/1/21	17,185,000	18,624,244
8.15%, due 4/15/18	6,454,000	6,800,902

	Principal Amount	Value
Pipelines (continued)
Rockies Express Pipeline LLC (d)
6.00%, due 1/15/19	$17,400,000	$18,270,000
6.85%, due 7/15/18	3,000,000	3,145,830
Sabine Pass Liquefaction LLC 5.88%, due 6/30/26 (d)	25,290,000	28,201,360
SemGroup Corp. 6.38%, due 3/15/25 (d)	12,955,000	13,019,775
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
6.13%, due 10/15/21	1,000,000	1,043,750
6.25%, due 10/15/22	14,000,000	15,015,000
6.38%, due 5/1/24	5,000,000	5,462,500

		322,285,503

Private Equity 0.0%‡
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.88%, due 2/1/22	3,900,000	4,012,125

Real Estate 1.6%
AAF Holdings LLC / AAF Finance Co. (12.00% Cash or 12.75% PIK) 12.00%, due 7/1/19 (a)(d)	34,913,105	36,571,477
CBRE Services, Inc.
5.00%, due 3/15/23	31,097,000	32,497,205
5.25%, due 3/15/25	11,490,000	12,375,465
Howard Hughes Corp. 5.38%, due 3/15/25 (d)	38,650,000	39,036,500
Realogy Group LLC / Realogy Co-Issuer Corp. 4.88%, due 6/1/23 (d)	16,815,000	16,983,150
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (d)	32,515,000	33,002,725

		170,466,522

Real Estate Investment Trusts 3.6%
Crown Castle International Corp.
4.88%, due 4/15/22	2,000,000	2,176,390
5.25%, due 1/15/23	81,468,000	90,147,275
♦Equinix, Inc.
5.38%, due 1/1/22	20,371,000	21,542,333
5.38%, due 4/1/23	17,500,000	18,221,875
5.38%, due 5/15/27	42,865,000	44,784,923
5.75%, due 1/1/25	33,577,000	35,927,390
5.88%, due 1/15/26	31,085,000	33,494,087
FelCor Lodging, L.P. 5.63%, due 3/1/23	21,122,000	22,233,228
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	13,000,000	14,548,729

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
4.50%, due 9/1/26	$9,000,000	$8,966,250
5.63%, due 5/1/24	55,695,000	60,080,981
MPT Operating Partnership, L.P. / MPT Finance Corp. 6.38%, due 2/15/22	5,000,000	5,168,750
Sabra Health Care, L.P. / Sabra Capital Corp.
5.38%, due 6/1/23	800,000	812,000
5.50%, due 2/1/21	5,030,000	5,218,625
Starwood Property Trust 5.00%, due 12/15/21 (d)	8,565,000	8,929,013
VEREIT Operating Partnership, L.P. 4.13%, due 6/1/21	4,000,000	4,162,500

		376,414,349

Retail 3.9%
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	47,863,000	49,418,547
Cumberland Farms, Inc. 6.75%, due 5/1/25 (d)	15,700,000	16,291,105
Dollar Tree, Inc. 5.75%, due 3/1/23	29,650,000	31,458,650
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (d)	45,241,000	45,241,000
GameStop Corp. (d)
5.50%, due 10/1/19	10,925,000	11,198,125
6.75%, due 3/15/21	14,820,000	15,153,450
Group 1 Automotive, Inc.
5.00%, due 6/1/22	16,015,000	16,215,188
5.25%, due 12/15/23 (d)	8,000,000	8,060,000
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (d)
5.00%, due 6/1/24	15,460,000	15,962,450
5.25%, due 6/1/26	29,750,000	30,493,750
L Brands, Inc.
5.63%, due 2/15/22	9,840,000	10,393,500
5.63%, due 10/15/23	2,750,000	2,886,950
6.63%, due 4/1/21	13,980,000	15,378,000
6.75%, due 7/1/36	24,015,000	23,264,531
6.88%, due 11/1/35	7,000,000	6,902,000
8.50%, due 6/15/19	3,395,000	3,785,425
Men’s Wearhouse, Inc. 7.00%, due 7/1/22	78,061,000	67,913,070
Penske Automotive Group, Inc. 5.75%, due 10/1/22	27,481,000	28,442,835
Yum! Brands, Inc. 5.30%, due 9/15/19	5,000,000	5,300,000

		403,758,576

	Principal Amount	Value
Semiconductors 1.3%
♦Micron Technology, Inc.
5.25%, due 8/1/23 (d)	$16,800,000	$17,388,000
5.25%, due 1/15/24 (d)	8,000,000	8,248,000
5.50%, due 2/1/25	14,260,000	14,901,700
5.88%, due 2/15/22	4,000,000	4,190,000
7.50%, due 9/15/23	64,585,000	72,335,200
Qorvo, Inc.
6.75%, due 12/1/23	7,435,000	8,066,975
7.00%, due 12/1/25	6,000,000	6,660,000
Sensata Technologies UK Financing Co. PLC 6.25%, due 2/15/26 (d)	2,485,000	2,690,012

		134,479,887

Software 2.7%
ACI Worldwide, Inc. 6.38%, due 8/15/20 (d)	43,570,000	44,713,712
Camelot Finance S.A. 7.88%, due 10/15/24 (d)	10,750,000	11,529,375
Donnelley Financial Solutions, Inc. 8.25%, due 10/15/24	20,815,000	21,803,713
First Data Corp. 7.00%, due 12/1/23 (d)	8,135,000	8,722,347
MSCI, Inc. (d)
4.75%, due 8/1/26	11,290,000	11,600,475
5.25%, due 11/15/24	24,757,000	26,242,420
5.75%, due 8/15/25	20,551,000	22,143,702
Open Text Corp. 5.88%, due 6/1/26 (d)	32,600,000	34,800,500
PTC, Inc. 6.00%, due 5/15/24	48,908,000	52,331,560
Quintiles IMS, Inc. (d)
4.88%, due 5/15/23	17,078,000	17,547,645
5.00%, due 10/15/26	32,068,000	32,709,360

		284,144,809

Storage & Warehousing 0.2%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (d)	20,590,000	19,303,125

Telecommunications 5.4%
Anixter, Inc. 5.63%, due 5/1/19	3,000,000	3,135,000
CenturyLink, Inc. 5.63%, due 4/1/25	16,000,000	15,620,000
Cogent Communications Finance, Inc. 5.63%, due 4/15/21 (d)	34,970,000	36,019,100
Frontier Communications Corp.
8.50%, due 4/15/20	8,000,000	8,510,000
8.88%, due 9/15/20	2,665,000	2,813,227
10.50%, due 9/15/22	30,990,000	31,144,950
11.00%, due 9/15/25	6,000,000	5,782,500

20	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Hughes Satellite Systems Corp.
5.25%, due 8/1/26 (d)	$21,830,000	$22,212,025
6.50%, due 6/15/19	2,627,000	2,840,444
6.63%, due 8/1/26 (d)	25,195,000	25,950,850
7.63%, due 6/15/21	37,970,000	42,873,825
Inmarsat Finance PLC 4.88%, due 5/15/22 (d)	12,500,000	12,625,000
Level 3 Communications, Inc. 5.75%, due 12/1/22	10,735,000	11,177,819
Level 3 Financing, Inc.
5.38%, due 8/15/22	2,000,000	2,065,400
5.38%, due 1/15/24	2,385,000	2,478,826
Sprint Capital Corp.
6.88%, due 11/15/28	38,905,000	42,114,662
8.75%, due 3/15/32	5,000,000	6,153,100
Sprint Communications, Inc.
7.00%, due 3/1/20 (d)	26,870,000	29,355,475
9.00%, due 11/15/18 (d)	9,500,000	10,390,625
9.25%, due 4/15/22	16,806,000	20,335,260
♦T-Mobile USA, Inc.
4.00%, due 4/15/22	3,000,000	3,075,000
5.13%, due 4/15/25	25,585,000	26,960,194
5.38%, due 4/15/27	25,645,000	27,440,150
6.00%, due 4/15/24	15,315,000	16,593,803
6.13%, due 1/15/22	16,000,000	16,900,000
6.38%, due 3/1/25	41,842,000	45,725,774
6.50%, due 1/15/24	14,445,000	15,654,769
6.50%, due 1/15/26	31,915,000	35,385,756
6.63%, due 4/1/23	30,090,000	32,158,687
6.84%, due 4/28/23	8,915,000	9,561,338

		563,053,559

Transportation 1.0%
Florida East Coast Holdings Corp. (d)
6.75%, due 5/1/19	50,325,000	51,734,100
9.75%, due 5/1/20	43,920,000	46,774,800

		98,508,900

Trucking & Leasing 0.2%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (d)	21,500,000	21,285,000
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	1,732,000	1,831,417

		23,116,417

Total Corporate Bonds (Cost $8,916,922,005)		9,285,297,608

	Principal Amount	Value
Loan Assignments 0.7% (h)
Insurance 0.1%
USI, Inc. 2017 Term Loan B (zero coupon), due 3/30/24	$6,500,000	$6,467,500

Internet 0.0%‡
Kemet Electronic Corp. Term Loan B (zero coupon), due 4/18/24	4,000,000	3,930,000

Machinery—Construction & Mining 0.2%
Neenah Foundry Co. 2016 Term Loan 7.75%, due 4/26/19 (c)	17,341,068	17,080,952

Pharmaceuticals 0.1%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	11,875,721	11,868,299

Retail 0.2%
Bass Pro Group LLC Term Loan B 6.15%, due 12/16/23	23,000,000	22,362,716

Transportation 0.1%
Commercial Barge Line Co. 2015 1st Lien Term Loan 9.75%, due 11/12/20	11,568,120	10,411,308

Total Loan Assignments (Cost $73,308,756)		72,120,775

Total Long-Term Bonds (Cost $9,228,306,273)		9,592,917,337

	Shares
Common Stocks 0.8%
Auto Parts & Equipment 0.0%‡
♦Exide Technologies (b)(c)(e)(i)	1,416,537	849,922

Electric 0.0%‡
Upstate New York Power Producers, Inc. (b)(c)(e)(i)	343,590	412,308

Home Builders 0.0%‡
Modular Space Corp. (b)(c)(i)	323,553	4,235,309

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Lodging 0.0%‡
Majestic Star Casino LLC Membership Units (b)(c)(e)(i)	446,020	$223,010

Media 0.0%‡
ION Media Networks, Inc. (b)(c)(e)(i)	2,267	1,538,363

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(c)(e)(i)	717,799	7,902,967

Oil & Gas 0.5%
♦Comstock Resources, Inc. (i)	100,000	874,000
PetroQuest Energy, Inc. (i)	907,184	2,131,882
Rex Energy Corp. (c)(i)	1,062,331	361,724
Stone Energy Corp. (c)(e)(i)	2,074,193	43,433,601
Titan Energy LLC (i)	91,131	820,179

		47,621,386

Retail 0.2%
American Eagle Outfitters, Inc.	1,338,573	18,860,494

Total Common Stocks (Cost $172,481,984)		81,643,759

Exchange-Traded Funds 0.3% (i)(j)
iShares Gold Trust	618,700	7,554,327
SPDR Gold Shares	189,000	22,825,530

Total Exchange-Traded Funds (Cost $28,668,073)		30,379,857

	Principal Amount
Short-Term Investments 5.4%
Money Market Funds 5.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.68%	$567,168,100	567,168,100

Total Short-Term Investments (Cost $567,168,100)		567,168,100

Total Investments (Cost $9,996,624,430) (k)	98.9%	10,272,109,053
Other Assets, Less Liabilities	1.1	116,267,768
Net Assets	100.0%	$10,388,376,821

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.
(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2017, the total market value of these securities was $163,197,934, which represented 1.6% of the Fund’s net assets.

(c)	Illiquid security—As of April 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $221,074,211, which represented 2.1% of the Fund’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Restricted security.

(f)	Floating rate—Rate shown was the rate in effect as of April 30, 2017.

(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2017.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2017.

(i)	Non-income producing security.

(j)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(k)	As of April 30, 2017, cost was $10,000,090,425 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$475,380,329
Gross unrealized depreciation	(203,361,701)

Net unrealized appreciation	$272,018,628

The following abbreviation is used in the preceding pages:

SPDR—Standard & Poor’s Depositary Receipt

22	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$186,088,749	$49,410,205	$235,498,954
Corporate Bonds (c)	—	9,186,671,758	98,625,850	9,285,297,608
Loan Assignments (d)	—	57,779,467	14,341,308	72,120,775

Total Long-Term Bonds	—	9,430,539,974	162,377,363	9,592,917,337

Common Stocks (e)	66,481,880	—	15,161,879	81,643,759
Exchange-Traded Funds	30,379,857	—	—	30,379,857
Short-Term Investment
Money Market Fund	567,168,100	—	—	567,168,100

Total Investments in Securities	$664,029,837	$9,430,539,974	$177,539,242	$10,272,109,053

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $49,399,817 and $10,388 are held in Auto Parts & Equipment and Mining, respectively, within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $62,313,347, $36,312,500 and $3 are held in Auto Parts & Equipment, Chemicals and Entertainment, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $3,930,000 and $10,411,308 are held in Internet and Transportation, respectively, within the Loan Assignments section of the Portfolio of Investments.

(e)	The Level 3 securities valued at $849,922, $412,308, $4,235,309, $223,010, $1,538,363, and $7,902,967 are held in Auto Parts & Equipment, Electric, Home Builders, Lodging, Media, and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2017, a security with a market value of $10,411,308 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2016, the fair value obtained for this floating rate loan, from an independent pricing service, utilized significant observable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2017 (b)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$53,695,454	$374,908	$—	$(7,280,741)	$2,610,196	(a)	$—	$—	$—	$49,399,817	$(7,280,741)
Mining	—	141	—	1,375	8,872		—	—	—	10,388	1,375
Corporate Bonds
Auto Parts & Equipment	59,108,560	443,821	—	355,228	2,405,738	(a)	—	—	—	62,313,347	355,228
Chemicals	—	—	—	3	—		—	—	—	3	3
Entertainment	36,312,500	—	—	—	—		—	—	—	36,312,500	—
Oil & Gas	4,800,000	—	—	(37,500)	—		(4,762,500)	—	—	—	—
Loan Assignments
Internet	—	—	—	50,000	3,880,000		—	—	—	3,930,000	50,000
Software	3,007,500	666	39,930	(22,382)	—		(3,025,714)	—	—	—	—
Transportation	—	59,034	9,791	(827,642)	—		(546,421)	11,716,546	—	10,411,308	(827,642)
Common Stocks
Auto Parts & Equipment	4,164,619	—	—	(3,314,697)	—		—	—	—	849,922	(3,314,697)
Electric	412,308	—	—	—	—		—	—	—	412,308	—
Home Builders	—	—	(28)	(502,175)	4,737,512		—	—	—	4,235,309	(502,175)
Lodging	55,753	—	—	167,257	—		—	—	—	223,010	167,257
Media	1,213,706	—	—	324,657	—		—	—	—	1,538,363	324,657
Metal, Fabricate & Hardware	7,902,967	—	—	—	—		—	—	—	7,902,967	—
Oil & Gas	2,712,058	—	—	—	—		—	—	(2,712,058)	—	—

Total	$173,385,425	$878,570	$49,693	$(11,086,617)	$13,642,318		$(8,334,635)	$11,716,546	$(2,712,058)	$177,539,242	$(11,026,735)

(a)	Purchases include PIK securities.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $9,996,624,430)	$10,272,109,053
Cash	5,085,735
Receivables:
Dividends and interest	166,255,440
Fund shares sold	20,248,120
Investment securities sold	5,799,146
Other assets	280,101

Total assets	10,469,777,595

Liabilities
Payables:
Investment securities purchased	48,204,755
Fund shares redeemed	19,151,131
Dividend payable	5,040,036
Manager (See Note 3)	4,598,694
Transfer agent (See Note 3)	2,175,222
NYLIFE Distributors (See Note 3)	1,510,811
Shareholder communication	449,876
Professional fees	171,059
Custodian	33,882
Trustees	12,748
Accrued expenses	52,560

Total liabilities	81,400,774

Net assets	$10,388,376,821

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$17,935,172
Additional paid-in capital	10,387,095,528

10,405,030,700
Distributions in excess of net investment income	(42,343,830)
Accumulated net realized gain (loss) on investments	(249,794,672)
Net unrealized appreciation (depreciation) on investments	275,484,623

Net assets	$10,388,376,821

Class A
Net assets applicable to outstanding shares	$3,628,049,722

Shares of beneficial interest outstanding	626,591,913

Net asset value per share outstanding	$5.79
Maximum sales charge (4.50% of offering price)	0.27

Maximum offering price per share outstanding	$6.06

Investor Class
Net assets applicable to outstanding shares	$291,487,164

Shares of beneficial interest outstanding	49,938,960

Net asset value per share outstanding	$5.84
Maximum sales charge (4.50% of offering price)	0.28

Maximum offering price per share outstanding	$6.12

Class B
Net assets applicable to outstanding shares	$122,982,550

Shares of beneficial interest outstanding	21,342,019

Net asset value and offering price per share outstanding (a)	$5.76

Class C
Net assets applicable to outstanding shares	$730,250,454

Shares of beneficial interest outstanding	126,673,450

Net asset value and offering price per share outstanding (a)	$5.76

Class I
Net assets applicable to outstanding shares	$5,530,978,156

Shares of beneficial interest outstanding	954,349,365

Net asset value and offering price per share outstanding	$5.80

Class R1
Net assets applicable to outstanding shares	$63,733

Shares of beneficial interest outstanding	11,011

Net asset value and offering price per share outstanding	$5.79

Class R2
Net assets applicable to outstanding shares	$10,680,215

Shares of beneficial interest outstanding	1,843,833

Net asset value and offering price per share outstanding (a)	$5.79

Class R3
Net assets applicable to outstanding shares	$249,384

Shares of beneficial interest outstanding	43,084

Net asset value and offering price per share outstanding (a)	$5.79

Class R6
Net assets applicable to outstanding shares	$73,635,443

Shares of beneficial interest outstanding	12,723,555

Net asset value and offering price per share outstanding	$5.79

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$332,713,247
Dividends	805,752
Other income	6,574

Total income	333,525,573

Expenses
Manager (See Note 3)	27,611,264
Distribution/Service—Class A (See Note 3)	4,449,951
Distribution/Service—Investor Class (See Note 3)	356,915
Distribution/Service—Class B (See Note 3)	637,483
Distribution/Service—Class C (See Note 3)	3,453,828
Distribution/Service—Class R2 (See Note 3)	13,280
Distribution/Service—Class R3 (See Note 3)	462
Transfer agent (See Note 3)	7,277,988
Shareholder communication	1,044,148
Professional fees	237,164
Registration	183,481
Trustees	126,138
Custodian	40,060
Shareholder service (See Note 3)	5,434
Miscellaneous	183,705

Total expenses	45,621,301

Net investment income (loss)	287,904,272

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	21,397,614
Net change in unrealized appreciation (depreciation) on investments	93,785,844

Net realized and unrealized gain (loss) on investments	115,183,458

Net increase (decrease) in net assets resulting from operations	$403,087,730

26	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$287,904,272	$550,763,289
Net realized gain (loss) on investments and foreign currency transactions	21,397,614	(176,341,240)
Net change in unrealized appreciation (depreciation) on investments	93,785,844	497,852,071

Net increase (decrease) in net assets resulting from operations	403,087,730	872,274,120

Dividends and distributions to shareholders:
From net investment income:
Class A	(110,826,644)	(200,856,443)
Investor Class	(8,899,849)	(16,834,723)
Class B	(3,431,717)	(6,779,447)
Class C	(18,848,989)	(33,383,656)
Class I	(176,703,180)	(298,724,674)
Class R1	(1,937)	(2,849)
Class R2	(324,322)	(563,018)
Class R3	(5,976)	(3,132)
Class R6	(2,095,677)	(1,932,527)

	(321,138,291)	(559,080,469)

Return of capital:
Class A	—	(14,079,363)
Investor Class	—	(1,171,791)
Class B	—	(550,202)
Class C	—	(2,721,786)
Class I	—	(20,070,724)
Class R1	—	(200)
Class R2	—	(39,656)
Class R3	—	(283)
Class R6	—	(140,193)

	—	(38,774,198)

Total dividends and distributions to shareholders	(321,138,291)	(597,854,667)

Capital share transactions:
Net proceeds from sale of shares	2,072,947,367	3,245,684,029
Net asset value of shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	317,232,064	—
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	291,305,288	541,478,631
Cost of shares redeemed	(2,403,369,880)	(3,369,343,971)

Increase (decrease) in net assets derived from capital share transactions	278,114,839	417,818,689

Net increase (decrease) in net assets	360,064,278	692,238,142

	2017	2016
Net Assets
Beginning of period	$10,028,312,543	$9,336,074,401

End of period	$10,388,376,821	$10,028,312,543

Distributions in excess of net investment income at end of period	$(42,343,830)	$(9,109,811)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$5.74	$5.57	$5.93	$6.08	$6.08	$5.84

Net investment income (loss) (a)	0.16	0.33	0.31	0.34	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.07	0.20	(0.31)	(0.09)	0.06	0.27
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—	0.00 ‡

Total from investment operations	0.23	0.53	0.00 ‡	0.25	0.42	0.66

Less dividends and distributions:
From net investment income	(0.18)	(0.34)	(0.31)	(0.40)	(0.42)	(0.42)
Return of capital	—	(0.02)	(0.05)	—	—	—

Total dividends and distributions	(0.18)	(0.36)	(0.36)	(0.40)	(0.42)	(0.42)

Net asset value at end of period	$5.79	$5.74	$5.57	$5.93	$6.08	$6.08

Total investment return (b)	4.03%	9.96%	0.06%	4.14%	7.15%	11.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.58%††	5.98%	5.45%	5.52%	5.89%	6.56%
Net expenses	0.97%††	0.95%	0.96%	0.99%	1.01%	1.00%
Portfolio turnover rate	23%	41%	38%	41%	40%	29%
Net assets at end of period (in 000’s)	$3,628,050	$3,551,864	$3,364,517	$3,678,466	$4,055,185	$4,086,134

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$5.79	$5.62	$5.99	$6.14	$6.13	$5.88

Net investment income (loss) (a)	0.16	0.33	0.31	0.34	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.07	0.20	(0.31)	(0.09)	0.07	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—	0.00 ‡

Total from investment operations	0.23	0.53	(0.00)‡	0.25	0.43	0.67

Less dividends and distributions:
From net investment income	(0.18)	(0.34)	(0.32)	(0.40)	(0.42)	(0.42)
Return of capital	—	(0.02)	(0.05)	—	—	—

Total dividends and distributions	(0.18)	(0.36)	(0.37)	(0.40)	(0.42)	(0.42)

Net asset value at end of period	$5.84	$5.79	$5.62	$5.99	$6.14	$6.13

Total investment return (b)	4.02%	9.91%	(0.07%)	4.13%	7.24%	11.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.53%††	5.90%	5.39%	5.50%	5.88%	6.53%
Net expenses	1.01%††	1.03%	1.02%	1.01%	1.02%	1.03%
Portfolio turnover rate	23%	41%	38%	41%	40%	29%
Net assets at end of period (in 000’s)	$291,487	$287,493	$282,451	$296,535	$307,643	$301,074

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

28	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$5.71	$5.54	$5.90	$6.05	$6.05	$5.81

Net investment income (loss) (a)	0.14	0.28	0.27	0.29	0.31	0.34
Net realized and unrealized gain (loss) on investments	0.06	0.20	(0.32)	(0.09)	0.06	0.27
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—	0.00 ‡

Total from investment operations	0.20	0.48	(0.05)	0.20	0.37	0.61

Less dividends and distributions:
From net investment income	(0.15)	(0.29)	(0.26)	(0.35)	(0.37)	(0.37)
Return of capital	—	(0.02)	(0.05)	—	—	—

Total dividends and distributions	(0.15)	(0.31)	(0.31)	(0.35)	(0.37)	(0.37)

Net asset value at end of period	$5.76	$5.71	$5.54	$5.90	$6.05	$6.05

Total investment return (b)	3.62%	8.85%	(0.60%)	3.35%	6.36%	10.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.78%††	5.16%	4.64%	4.75%	5.13%	5.78%
Net expenses	1.76%††	1.78%	1.77%	1.76%	1.77%	1.78%
Portfolio turnover rate	23%	41%	38%	41%	40%	29%
Net assets at end of period (in 000’s)	$122,983	$132,509	$139,683	$172,640	$197,273	$221,723

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Class C	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$5.72	$5.55	$5.90	$6.05	$6.05	$5.81

Net investment income (loss) (a)	0.14	0.28	0.27	0.29	0.31	0.34
Net realized and unrealized gain (loss) on investments	0.05	0.20	(0.31)	(0.09)	0.06	0.27
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—	0.00 ‡

Total from investment operations	0.19	0.48	(0.04)	0.20	0.37	0.61

Less dividends and distributions:
From net investment income	(0.15)	(0.29)	(0.26)	(0.35)	(0.37)	(0.37)
Return of capital	—	(0.02)	(0.05)	—	—	—

Total dividends and distributions	(0.15)	(0.31)	(0.31)	(0.35)	(0.37)	(0.37)

Net asset value at end of period	$5.76	$5.72	$5.55	$5.90	$6.05	$6.05

Total investment return (b)	3.44%	9.04%	(0.60%)	3.34%	6.36%	10.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.78%††	5.15%	4.64%	4.75%	5.13%	5.78%
Net expenses	1.76%††	1.78%	1.77%	1.76%	1.77%	1.78%
Portfolio turnover rate	23%	41%	38%	41%	40%	29%
Net assets at end of period (in 000’s)	$730,250	$678,364	$679,392	$785,873	$814,589	$819,807

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$5.75	$5.58	$5.94	$6.08	$6.08	$5.84

Net investment income (loss) (a)	0.17	0.34	0.33	0.35	0.37	0.40
Net realized and unrealized gain (loss) on investments	0.07	0.20	(0.31)	(0.08)	0.07	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—	0.00 ‡

Total from investment operations	0.24	0.54	0.02	0.27	0.44	0.68

Less dividends and distributions:
From net investment income	(0.19)	(0.35)	(0.33)	(0.41)	(0.44)	(0.44)
Return of capital	—	(0.02)	(0.05)	—	—	—

Total dividends and distributions	(0.19)	(0.37)	(0.38)	(0.41)	(0.44)	(0.44)

Net asset value at end of period	$5.80	$5.75	$5.58	$5.94	$6.08	$6.08

Total investment return (b)	4.16%	10.23%	0.32%	4.58%	7.40%	12.02%
Ratios of net investment income (loss) to average net assets:
Net investment income (loss)	5.83%††	6.23%	5.70%	5.76%	6.13%	6.81%
Net expenses	0.72%††	0.70%	0.71%	0.74%	0.76%	0.75%
Portfolio turnover rate	23%	41%	38%	41%	40%	29%
Net assets at end of period (in 000’s)	$5,530,978	$5,313,266	$4,844,891	$3,762,169	$3,393,780	$2,982,526

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,				June 29, 2012** through October 31,
Class R1	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$5.74	$5.57	$5.93	$6.08	$6.08	$5.92

Net investment income (loss) (a)	0.16	0.34	0.32	0.34	0.37	0.14
Net realized and unrealized gain (loss) on investments	0.07	0.19	(0.31)	(0.08)	0.06	0.16
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—	0.00	‡

Total from investment operations	0.23	0.53	0.01	0.26	0.43	0.30

Less dividends and distributions:
From net investment income	(0.18)	(0.34)	(0.32)	(0.41)	(0.43)	(0.14)
Return of capital	—	(0.02)	(0.05)	—	—	—

Total dividends and distributions	(0.18)	(0.36)	(0.37)	(0.41)	(0.43)	(0.14)

Net asset value at end of period	$5.79	$5.74	$5.57	$5.93	$6.08	$6.08

Total investment return (b)	4.11%	10.13%	0.21%	4.31%	7.32%	5.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.73%††	6.11%	5.60%	5.66%	6.03%	6.49	%††
Net expenses	0.82%††	0.80%	0.81%	0.84%	0.86%	0.87	%††
Portfolio turnover rate	23%	41%	38%	41%	40%	29%
Net assets at end of period (in 000’s)	$64	$59	$39	$29	$28	$26

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

30	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$5.74	$5.57	$5.93	$6.08	$6.08	$5.84

Net investment income (loss) (a)	0.16	0.32	0.31	0.33	0.35	0.38
Net realized and unrealized gain (loss) on investments	0.07	0.20	(0.31)	(0.09)	0.07	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	—	0.00 ‡	—	—	—	0.00 ‡

Total from investment operations	0.23	0.52	(0.00)‡	0.24	0.42	0.66

Less dividends and distributions:
From net investment income	(0.18)	(0.33)	(0.31)	(0.39)	(0.42)	(0.42)
Return of capital	—	(0.02)	(0.05)	—	—	—

Total dividends and distributions	(0.18)	(0.35)	(0.36)	(0.39)	(0.42)	(0.42)

Net asset value at end of period	$5.79	$5.74	$5.57	$5.93	$6.08	$6.08

Total investment return (b)	3.98%	9.83%	(0.04%)	4.04%	7.06%	11.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.48%††	5.89%	5.35%	5.43%	5.79%	6.46%
Net expenses	1.07%††	1.05%	1.06%	1.09%	1.11%	1.10%
Portfolio turnover rate	23%	41%	38%	41%	40%	29%
Net assets at end of period (in 000’s)	$10,680	$10,917	$10,084	$11,049	$15,008	$14,280

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	February 29, 2016** through October 31,
Class R3	2017*	2016
Net asset value at beginning of period	$5.74	$5.17

Net investment income (loss) (a)	0.15	0.20
Net realized and unrealized gain (loss) on investments	0.07	0.60

Total from investment operations	0.22	0.80

Less dividends and distributions:
From net investment income	(0.17)	(0.21)
Return of capital	—	0.02

Total dividends and distributions	(0.17)	0.23

Net asset value at end of period	$5.79	$5.74

Total investment return (b)	3.87%	15.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	5.22%	5.40%
Net expenses††	1.32%	1.30%
Portfolio turnover rate	23%	41%
Net assets at end of period (in 000’s)	$249	$130

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,			June 17, 2013** through October 31,
Class R6	2017*	2016	2015	2014	2013
Net asset value at beginning of period	$5.74	$5.58	$5.94	$6.09	$6.11

Net investment income (loss) (a)	0.17	0.35	0.34	0.36	0.14
Net realized and unrealized gain (loss) on investments	0.07	0.19	(0.31)	(0.08)	0.03

Total from investment operations	0.24	0.54	0.03	0.28	0.17

Less dividends and distributions:
From net investment income	(0.19)	(0.36)	(0.34)	(0.43)	(0.19)
Return of capital	—	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.19)	(0.38)	(0.39)	(0.43)	(0.19)

Net asset value at end of period	$5.79	$5.74	$5.58	$5.94	$6.09

Total investment return (b)	4.25%	10.24%	0.50%	4.60%	2.79	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.97%††	6.23%	5.84%	5.88%	6.24	%††
Net expenses	0.58%††	0.58%	0.58%	0.58%	0.59	%††
Portfolio turnover rate	23%	41%	38%	41%	40%
Net assets at end of period (in 000’s)	$73,635	$53,712	$15,017	$9,093	$26

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

32	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Corporate Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers ten classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Class R3 shares commenced operations on February 29, 2016. Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class T shares had no investment operations.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The ten classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2, Class R3 and Class T shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management

33

Notes to Financial Statements (Unaudited) (continued)

LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading

34	MainStay High Yield Corporate Bond Fund

on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, the Fund held loan assignments categorized as Level 3 securities with a value of $14,341,308 that were valued by utilizing significant unobservable inputs.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 4/30/17*	Valuation Technique	Unobservable Inputs	Range
Convertible Bond (1)	$49,399,817	Market Approach	Estimated Enterprise Value	$520.9m–$604.0m
			Discount Rates	15.26%–19.12%
Corporate Bonds (2)	62,248,484	Income Approach	Estimated Yield	17.43%
			Spread Adjustment	4.75%
	64,863	Market Approach	Estimated Remaining Claims/Value	$0.001
Common Stocks (5)	1,950,671	Income Approach	Discount Rate	15.00%
			Liquidity Discount	20.00%
	12,988,198	Market Approach	EBITDA Multiple	5.75x–9.5x
			Estimated Enterprise Value	$598.3m–$1,107.0m
			Estimated Volatility	20.20%

	$126,652,033

*	The table above does not include certain Level 3 investments that were valued by brokers and pricing services without adjustment. As of April 30, 2017, the value of these investments was $50,887,209. The inputs for these investments were not readily available or cannot be reasonably estimated.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017,

35

Notes to Financial Statements (Unaudited) (continued)

securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Additionally, the Fund may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically

36	MainStay High Yield Corporate Bond Fund

reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2017, the Fund did not hold any unfunded commitments.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(K)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(L)  Securities Risk.  The Fund’s principal investments include high-yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time

37

Notes to Financial Statements (Unaudited) (continued)

and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; and 0.49% in excess of $10 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2017, the effective management fee rate was 0.54% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets. Prior to

February 28, 2017, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; and 0.50% in excess of $7 billion plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $27,611,264.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

38	MainStay High Yield Corporate Bond Fund

During the six-month period ended April 30, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$30
Class R2	5,312
Class R3	92

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $445,617 and $63,992, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $32,469, $17, $81,271, and $41,015, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$2,467,481
Investor Class	265,329
Class B	118,482
Class C	640,833
Class I	3,778,340
Class R1	42
Class R2	7,351
Class R3	130

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$903,001	0.0	%‡
Class R1	33,816	53.1
Class R3	30,017	12.0

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$559,080,469
Return of Capital	38,774,198
Total	$597,854,667

39

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2017, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/17 Value	Percent of Net Assets
Aleris International, Inc. Convertible Bond 6.00%, due 6/1/20	7/6/10	$11,797	$9,013	$10,388	0.0	%‡
Exide Technologies, Inc. Common Stock	4/30/15	1,416,537	53,286,096	849,922	0.0	‡
Exide Technologies, Inc. (Escrow Claim Shares) Corporate Bond 8.625%, due 2/1/18	8/28/15	$64,863,000	—	64,863	0.0	‡
ION Media Networks, Inc. Common Stock	3/12/10- 12/20/10	2,267	3,435	1,538,363	0.0	‡
Majestic Star Casino LLC Membership Units Common Stock	12/1/11	446,020	892,040	223,010	0.0	‡
Momentive Performance Materials, Inc. (Escrow Claim Shares) Corporate Bond 10.00%, due 10/15/20	10/28/14	$2,510,000	—	3	0.0	‡
Neenah Enterprises, Inc. Common Stock	7/29/10	717,799	6,079,758	7,902,967	0.1
Stone Energy Corp. Common Stock	10/20/14	2,074,193	69,729,344	43,433,601	0.4
Sterling Entertainment Enterprises LLC Corporate Bond 9.75%, due 12/31/19	12/21/12	$35,000,000	35,000,000	36,312,500	0.4
Upstate New York Power Producers, Inc. Common Stock	5/11/99- 2/28/11	343,590	—	412,308	0.0	‡
Total			$164,999,686	$90,747,925	0.9%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

40	MainStay High Yield Corporate Bond Fund

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $2,221,114 and $2,355,463, respectively.

The Fund may purchase securities from or sell to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Act. During the six-month period ended April 30, 2017, such purchases were $2,461,250.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	91,978,205	$529,893,851
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	10,796,682	62,812,936
Shares issued to shareholders in reinvestment of dividends and distributions	16,576,372	95,425,013
Shares redeemed	(110,575,783)	(636,970,935)

Net increase (decrease) in shares outstanding before conversion	8,775,476	51,160,865
Shares converted into Class A (See Note 1)	3,598,972	20,700,881
Shares converted from Class A (See Note 1)	(4,386,486)	(25,477,320)

Net increase (decrease)	7,987,962	$46,384,426

Year ended October 31, 2016:
Shares sold	130,915,748	$720,686,459
Shares issued to shareholders in reinvestment of dividends and distributions	33,685,999	184,730,015
Shares redeemed	(153,877,032)	(842,188,666)

Net increase (decrease) in shares outstanding before conversion	10,724,715	63,227,808
Shares converted into Class A (See Note 1)	6,586,070	36,684,855
Shares converted from Class A (See Note 1)	(2,417,783)	(13,325,048)

Net increase (decrease)	14,893,002	$86,587,615

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	5,780,072	$18,194,819
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	883,418	5,181,248
Shares issued to shareholders in reinvestment of dividends and distributions	1,424,638	8,269,468
Shares redeemed	(5,906,307)	(18,925,193)

Net increase (decrease) in shares outstanding before conversion	2,181,821	12,720,342
Shares converted into Investor Class (See Note 1)	1,376,692	7,995,588
Shares converted from Investor Class (See Note 1)	(3,279,793)	(19,012,886)

Net increase (decrease)	278,720	$1,703,044

Year ended October 31, 2016:
Shares sold	5,564,916	$30,690,421
Shares issued to shareholders in reinvestment of dividends and distributions	3,020,971	16,697,863
Shares redeemed	(6,767,282)	(37,177,796)

Net increase (decrease) in shares outstanding before conversion	1,818,605	10,210,488
Shares converted into Investor Class (See Note 1)	3,236,349	17,925,599
Shares converted from Investor Class (See Note 1)	(5,624,893)	(31,728,974)

Net increase (decrease)	(569,939)	$(3,592,887)

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	754,246	$4,322,238
Shares issued to shareholders in reinvestment of dividends and distributions	533,935	3,058,910
Shares redeemed	(2,271,133)	(13,024,017)

Net increase (decrease) in shares outstanding before conversion	(982,952)	(5,642,869)
Shares converted from Class B (See Note 1)	(866,030)	(4,958,110)

Net increase (decrease)	(1,848,982)	$(10,600,979)

Year ended October 31, 2016:
Shares sold	2,688,143	$14,680,378
Shares issued to shareholders in reinvestment of dividends and distributions	1,205,109	6,569,476
Shares redeemed	(4,067,471)	(22,072,134)

Net increase (decrease) in shares outstanding before conversion	(174,219)	(822,280)
Shares converted from Class B (See Note 1)	(1,825,863)	(9,965,188)

Net increase (decrease)	(2,000,082)	$(10,787,468)

41

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	21,135,033	$48,095,195
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	12,822,216	74,236,783
Shares issued to shareholders in reinvestment of dividends and distributions	2,757,705	15,809,509
Shares redeemed	(28,633,196)	(91,100,871)

Net increase (decrease) in shares outstanding before conversion	8,081,758	47,040,616
Shares converted from Class C (See Note 1)	(83,239)	(476,148)

Net increase (decrease)	7,998,519	$46,564,468

Year ended October 31, 2016:
Shares sold	19,993,040	$109,180,450
Shares issued to shareholders in reinvestment of dividends and distributions	5,440,054	29,703,583
Shares redeemed	(28,986,251)	(157,020,782)

Net increase (decrease) in shares outstanding before conversion	(3,553,157)	(18,136,749)
Shares converted from Class C (See Note 1)	(250,206)	(1,309,730)

Net increase (decrease)	(3,803,363)	$(19,446,479)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	250,904,132	$1,446,660,052
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	30,051,743	175,001,097
Shares issued to shareholders in reinvestment of dividends and distributions	28,863,581	166,417,952
Shares redeemed	(283,776,234)	(1,634,388,551)

Net increase (decrease) in shares outstanding before conversion	26,043,222	153,690,550
Shares converted into Class I (See Note 1)	3,648,897	21,229,502

Net increase (decrease)	29,692,119	$174,920,052

Year ended October 31, 2016:
Shares sold	423,497,847	$2,324,352,976
Shares issued to shareholders in reinvestment of dividends and distributions	54,903,299	301,284,721
Shares redeemed	(422,665,098)	(2,300,125,238)

Net increase (decrease) in shares outstanding before conversion	55,736,048	325,512,459
Shares converted into Class I (See Note 1)	307,287	1,718,486

Net increase (decrease)	56,043,335	$327,230,945

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	503	$2,896
Shares issued to shareholders in reinvestment of dividends and distributions	336	1,937
Shares redeemed	(41)	(234)

Net increase (decrease)	798	$4,599

Year ended October 31, 2016:
Shares sold	2,945	$16,389
Shares issued to shareholders in reinvestment of dividends and distributions	555	3,049
Shares redeemed	(336)	(1,869)

Net increase (decrease)	3,164	$17,569

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	225,320	$1,299,829
Shares issued to shareholders in reinvestment of dividends and distributions	41,653	239,932
Shares redeemed	(323,591)	(1,868,633)

Net increase (decrease) in shares outstanding before conversion	(56,618)	(566,867)
Shares converted from Class R2 (See Note 1)	(260)	(1,507)

Net increase (decrease)	(56,878)	$(330,379)

Year ended October 31, 2016:
Shares sold	718,136	$3,974,621
Shares issued to shareholders in reinvestment of dividends and distributions	75,552	413,789
Shares redeemed	(701,992)	(3,758,039)

Net increase (decrease)	91,696	$630,371

Class R3	Shares	Amount
Period ended April 30, 2017:
Shares sold	26,770	$154,396
Shares issued to shareholders in reinvestment of dividends and distributions	784	4,514
Shares redeemed	(7,031)	(40,393)

Net increase (decrease)	20,523	$118,517

Period ended October 31, 2016 (a):
Shares sold	21,955	$120,612
Shares issued to shareholders in reinvestment of dividends and distributions	606	3,415

Net increase (decrease)	22,561	$124,027

Class R6	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	4,229,140	$24,324,091
Shares issued to shareholders in reinvestment of dividends and distributions	360,995	2,078,053
Shares redeemed	(1,223,661)	(7,051,053)

Net increase (decrease)	3,366,474	$19,351,091

Year ended October 31, 2016:
Shares sold	7,558,759	$41,981,723
Shares issued to shareholders in reinvestment of dividends and distributions	372,597	2,072,720
Shares redeemed	(1,267,059)	(6,999,447)

Net increase (decrease)	6,664,297	$37,054,996

(a)	Inception date was February 29, 2016.

42	MainStay High Yield Corporate Bond Fund

Note 11–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the second amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the second amended complaint on

November 30, 2015. Fact discovery in the case has been completed and expert discovery is ongoing.

Note 12–Fund Acquisitions

MainStay High Yield Opportunities Fund

At a meeting held on November 1-2, 2016, the Board approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the MainStay High Yield Opportunities Fund, a series of MainStay Funds Trust, by the Fund, in exchange for shares of the Fund, followed by the complete liquidation of the MainStay High Yield Opportunities Fund (the “Reorganization”). The Reorganization was completed on February 17, 2017. The aggregate net assets of the Fund immediately before the acquisition were $10,459,740,548 and the combined net assets after the acquisition were $10,776,972,612.

The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation/(depreciation), undistributed net investment income and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	MainStay High Yield Opportunities Fund	MainStay High Yield Corporate Bond Fund	MainStay High Yield Corporate Bond Fund
Net Assets:
Class A	$62,812,936	$3,593,566,219	$3,656,379,155
Investor Class	5,181,248	288,079,044	293,260,292
Class B	—	130,694,661	130,694,661
Class C	74,236,783	671,406,491	745,643,274
Class I	175,001,097	5,700,715,046	5,875,716,143
Class R1	—	62,081	62,081
Class R2	—	10,841,706	10,841,706
Class R3	—	222,918	222,918
Class R6	—	64,152,382	64,152,382
Shares Outstanding:
Class A	5,800,751	617,686,243	628,482,926
Investor Class	480,906	49,118,183	50,001,601
Class B	—	22,582,583	22,582,583
Class C	6,885,751	115,964,747	128,786,963
Class I	16,123,153	978,944,874	1,008,996,617
Class R1	—	10,674	10,674
Class R2	—	1,862,964	1,862,964
Class R3	—	38,332	38,332
Class R6	—	11,028,891	11,028,891
Net unrealized appreciation/(depreciation)	10,328,312	276,337,007	286,665,319
Undistributed net investment income	250,908	1,327,073	1,327,073
Accumulated net realized gain/(loss)	(78,971,261)	(248,958,072)	(248,958,072)

Assuming the acquisition of MainStay High Yield Opportunities Fund had been completed on November 1, 2016, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the period ended April 30, 2017, are as follows:

Net investment income	$292,840,359
Net realized gain on investments	121,237,862
Net increase in net assets resulting from operations	$414,078,221

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay High Yield Opportunities Fund that have been included in the Fund’s Statement of Operations since February 17, 2017.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay High Yield Opportunities Fund, in

43

Notes to Financial Statements (Unaudited) (continued)

the amount of $301,102,166, was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund acquired capital loss carryovers of $78,386,195 (subject to future annual limitations).

Note 13–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 14–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay High Yield Corporate Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Corporate Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to inter-

mediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of MacKay Shields.The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed

46	MainStay High Yield Corporate Bond Fund

costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

limitation arrangements on the Fund’s net management fee and expenses. The Board also noted that, following discussion with the Board, New York Life Investments had proposed, and the Board had approved, an additional management fee breakpoint for the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

48	MainStay High Yield Corporate Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

49

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1739388 MS144-17	MSHY10-06/17 (NYLIM) NL008

MainStay Money Market Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

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Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge	Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	No Sales Charge	1/3/1995	0.09%	0.09%	0.03%	0.53%	0.57%
Investor Class Shares[3]	No Sales Charge	2/28/2008	0.05	0.05	0.02	0.19	0.76
Class B Shares[3],4	No Sales Charge	5/1/1986	0.05	0.05	0.02	0.51	0.76
Class C Shares[3]	No Sales Charge	9/1/1998	0.05	0.05	0.02	0.51	0.76

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of April 30, 2017, MainStay Money Market Fund had an effective 7-day yield of 0.37% for Class A, and 0.18% for Investor Class, B and C shares. The 7-day current yield was 0.37% for Class A, and 0.18% for Investor Class, Class B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 0.37%, 0.18%, 0.18% and 0.18%, for Class A, Investor Class, Class B and C shares, respectively, and the 7-day current yield would have been 0.37%, 0.18%, 0.18% and 0.18%, for Class A, Investor Class, Class B and C shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Average Lipper Money Market Fund[5]	0.18%	0.25%	0.07%	0.62%

5.	The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,000.90	$2.93	$1,021.90	$2.96	0.59%

Investor Class Shares	$1,000.00	$1,000.50	$3.37	$1,021.40	$3.41	0.68%

Class B Shares	$1,000.00	$1,000.50	$3.32	$1,021.50	$3.36	0.67%

Class C Shares	$1,000.00	$1,000.50	$3.32	$1,021.50	$3.36	0.67%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas J. Girard and David E. Clement, CFA, of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Money Market Fund perform relative to its peers during the six months ended April 30, 2017?

As of April 30, 2017, MainStay Money Market Fund provided a 7-day current yield of 0.37% for Class A shares and 0.18% for Investor Class, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.37% for Class A shares and 0.18% for all other share classes. For the six months ended April 30, 2017, Class A shares returned 0.09% and Investor Class, Class B and Class C shares all returned 0.05%. All share classes underperformed the 0.18% return of the Average Lipper1 Money Market Fund for the six months ended April 30, 2017. Performance figures for the Fund reflect certain fee waivers and/or expense limitations without which total returns would have been lower.

What factors affected the Fund’s performance during the reporting period?

The Fund’s performance was affected by the increase in short-term interest rates during the reporting period, because longer maturities became more attractive than shorter maturities and the yield differences between securities with shorter maturities and longer maturities widened. However, because of the lingering effects of money market reform—in particular, how Fund outflows might potentially increase—the Fund concentrated on maintaining a higher level of liquidity during the first part of the reporting period. This was accomplished by investing in securities with shorter maturities. This higher-liquidity, shorter-maturity strategy muted the Fund’s ability to take full advantage of the higher yields on securities with longer maturities.

What was the Fund’s duration2 during the reporting period?

The Fund’s duration was increased from 29 days to 36 days during the reporting period. The increase in duration boosted the Fund’s yield, as the allocation of Fund assets into securities with longer maturities increased during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Fund’s duration strategy was to maintain a shorter duration during most of the reporting period to position the Fund for higher potential outflows as a result of money market fund reform. After the second Federal Reserve interest-rate hike in March 2017, however, cash flows appeared to stabilize, so the Fund increased its duration during the latter stages of the reporting period. This allowed the Fund to take advantage of higher yields on securities with longer maturities. Additionally, as LIBOR3 rates increased during the reporting period, the Fund invested in securities that were tied to this index in an effort to increase portfolio yield.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, floating-rate securities tied to the LIBOR index provided positive contributions to the Fund’s performance. (Contributions take weightings and total returns into account.) These securities were able to benefit both from a widening differential between U.S. Treasury yields and like-maturity LIBOR yields as well as higher short-term interest rates. U.S. Treasury securities continued to have lower yields on a relative basis because of increased demand resulting from money market reform. As assets moved into government-only money market funds, demand for for U.S. Treasury securities rose.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made a number of significant purchases during the reporting period. Among these were a U.S. Treasury 0.75% coupon due 4/30/18 and a Royal Bank of Canada floating-rate certificate of deposit due 12/20/2017. There were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the six months ended April 30, 2017, the Fund increased its sector weightings in repurchase agreements and commercial paper. Over the same period, the Fund decreased its sector weighting in certificates of deposit.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.
3.	The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Amortized Cost
Short-Term Investments 100.0%†
Certificates of Deposit 5.2% (a)
Chase Bank USA NA 1.37%, due 10/6/17	$4,000,000	$4,000,000
1.442%, due 5/26/17	4,000,000	4,000,000
Royal Bank of Canada 1.253%, due 12/20/17	5,000,000	5,000,000
1.353%, due 6/1/17	5,000,000	5,000,000

		18,000,000

Financial Company Commercial Paper 19.4% (b)
American Express Credit Corp. 1.103%, due 5/15/17	5,000,000	4,998,056
Bank of Nova Scotia 1.296%, due 4/11/18 (c)	4,000,000	4,000,000
Canadian Imperial Bank of Commerce 1.524%, due 1/19/18 (a)(c)	5,000,000	5,000,000
Commonwealth Bank of Australia 1.221%, due 4/16/18 (a)(c)	4,000,000	4,000,000
CPPIB Capital, Inc. (c) 0.805%, due 5/1/17	4,000,000	4,000,000
0.809%, due 5/4/17	4,000,000	3,999,690
JPMorgan Securities LLC 0.955%, due 7/12/17	4,000,000	3,990,800
Massachusetts Mutual Life Insurance Co. 0.816%, due 5/10/17 (c)	4,000,000	3,999,120
National Rural Utilities Cooperative Finance Corp. 0.837%, due 5/3/17	5,000,000	4,999,750
1.284%, due 5/12/17 (a)	5,000,000	5,000,358
Nationwide Life Insurance Co. (c) 0.836%, due 5/2/17	5,000,000	4,999,871
0.854%, due 5/16/17	2,500,000	2,499,052
0.855%, due 5/17/17	4,000,000	3,998,382
0.858%, due 5/19/17	2,500,000	2,498,862
Ontario Teachers’ Finance Trust (c) 1.095%, due 6/12/17	5,000,000	4,994,167
1.202%, due 8/2/17	4,000,000	3,986,463

		66,964,571

Other Commercial Paper 40.3% (b)
Army and Air Force Exchange Service 0.81%, due 5/5/17 (c)	5,000,000	4,999,500
Atmos Energy Corp. 0.845%, due 5/9/17 (c)	5,000,000	4,998,744
Brown-Forman Corp. 1.104%, due 5/16/17 (c)	2,000,000	1,999,167
Canadian National Railway Co. 0.858%, due 5/19/17 (c)	5,000,000	4,997,700

	Principal Amount	Amortized Cost
Other Commercial Paper (continued)
Caterpillar Financial Services Corp. 0.805%, due 5/1/17	$3,500,000	$3,500,000
0.852%, due 6/9/17	4,000,000	3,995,233
Cisco Systems, Inc. 0.825%, due 5/17/17 (c)	2,500,000	2,499,089
Coca-Cola Co. (c) 0.775%, due 5/1/17 (c)	5,000,000	5,000,000
0.806%, due 5/24/17 (c)	2,500,000	2,498,642
Cummins, Inc. 0.836%, due 5/2/17 (c)	4,000,000	3,999,902
Danaher Corp. 0.849%, due 5/12/17 (c)	5,000,000	4,998,625
Eli Lilly & Co. 0.825%, due 5/17/17	3,700,000	3,698,635
Emerson Electric Co. (c) 0.81%, due 5/5/17	3,000,000	2,999,723
0.837%, due 5/25/17	5,000,000	4,997,233
Exxon Mobil Corp. 0.791%, due 5/8/17	4,000,000	3,999,393
Florida Power & Light Co. 1.113%, due 5/23/17	5,482,000	5,478,147
1.133%, due 6/5/17	4,000,000	3,995,606
General Dynamics Corp. 0.883%, due 6/5/17 (c)	6,000,000	5,994,983
Henkel of America, Inc. (c) 0.92%, due 6/27/17	5,000,000	4,991,608
0.95%, due 7/10/17	3,500,000	3,492,514
0.983%, due 7/24/17	4,000,000	3,989,360
Hershey Co. (c) 0.807%, due 5/3/17	5,000,000	4,999,770
0.833%, due 5/22/17	4,500,000	4,497,769
Kimberly-Clark Corp. 0.811%, due 5/5/17 (c)	5,000,000	4,999,556
0.832%, due 5/8/17 (c)	2,000,000	1,999,681
0.844%, due 5/8/17	1,500,000	1,499,752
L’Oreal USA, Inc. 0.847%, due 6/1/17 (c)	4,000,000	3,997,107
Merck & Co., Inc. 0.795%, due 5/16/17 (c)	5,000,000	4,998,250
Roche Holdings, Inc. 0.823%, due 5/15/17 (c)	4,000,000	3,998,647
Siemens Capital Co., LLC 0.882%, due 6/22/17 (c)	5,000,000	4,992,706
Total Capital Canada Ltd. 0.957%, due 7/11/17 (c)	6,000,000	5,987,930
UnitedHealth Group, Inc. (c) 1.138%, due 6/8/17	5,000,000	4,993,931
1.168%, due 6/26/17	5,000,000	4,990,667

		139,079,570

†	Percentages indicated are based on Fund net assets.

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost
Short-Term Investments (continued)
Other Municipal Securities 0.7%
Province of Quebec 0.882%, due 6/22/17 (c)	$2,500,000	$2,496,678

Treasury Debt 14.2%
United States Treasury Bills 0.67%, due 5/11/17	10,000,000	9,997,958
0.68%, due 5/25/17	5,000,000	4,997,600
0.685%, due 6/1/17	5,000,000	4,997,094
0.69%, due 5/18/17	10,000,000	9,996,529
United States Treasury Notes 0.625%, due 5/31/17	4,000,000	4,000,072
0.75%, due 4/30/18	5,000,000	4,982,277
0.875%, due 1/31/18	5,000,000	5,000,000
0.875%, due 3/31/18	5,000,000	4,992,545

		48,964,075

Treasury Repurchase Agreements 20.2%
Bank of America N.A. 0.79%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $15,000,988 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 1/31/20, with a Principal Amount of $15,259,200 and a Market Value of $15,300,088)	15,000,000	15,000,000
Bank of Montreal 0.78%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $15,000,975 (Collateralized by United States Treasury securities with rates between 1.00% and 3.750% and maturity dates between 8/15/18 and 5/15/46, with a Principal Amount of $15,324,400 and a Market Value of $15,300,073)	15,000,000	15,000,000
RBC Capital Markets 0.79%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $15,000,988 (Collateralized by United States Treasury securities with rates between 1.75% and 5.50% and a maturity date of 5/31/18 and 8/15/28, with a Principal Amount of $13,553,500 and a Market Value of $15,300,032)	15,000,000	15,000,000

	Principal Amount	Amortized Cost
Treasury Repurchase Agreements (continued)
TD Securities (U.S.A.) LLC 0.79%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $24,833,635 (Collateralized by United States Treasury Note with a rate of 2.125% and a maturity date of 6/30/21, with a Principal Amount of $24,747,400 and a Market Value of $25,328,711)	$24,832,000	$24,832,000

		69,832,000

Total Short-Term Investments (Amortized Cost $345,336,894) (d)	100.0%	345,336,894
Other Assets, Less Liabilities	(0.0)‡	(143,003)
Net Assets	100.0%	$345,193,891

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2017.

(b)	Interest rate shown represents yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$18,000,000	$—	$18,000,000
Financial Company Commercial Paper	—	66,964,571	—	66,964,571
Other Commercial Papers	—	139,079,570	—	139,079,570
Other Municipal Securities	—	2,496,678	—	2,496,678
Treasury Debt	—	48,964,075	—	48,964,075
Treasury Repurchase Agreements	—	69,832,000	—	69,832,000

Total Investments in Securities	$—	$345,336,894	$—	$345,336,894

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Money Market Fund investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent †
Aerospace & Defense	$5,994,983	1.7%
Banks	61,000,000	17.7
Beverages	9,497,809	2.8
Country Funds—Closed-end	7,999,690	2.3
Diversified Financial Services	67,801,594	19.7
Electric	9,473,753	2.7
Electrical Components & Equipment	7,996,957	2.3
Food	9,497,538	2.8
Gas	4,998,744	1.4
Healthcare—Products	4,998,625	1.4
Healthcare—Services	13,983,244	4.1
Household Products & Wares	20,972,471	6.1
Insurance	17,995,288	5.2
Machinery—Construction & Mining	7,495,233	2.2
Machinery Diversified	3,999,902	1.2
Miscellaneous—Manufacturing	4,992,706	1.4
Oil & Gas	9,987,323	2.9
Pharmaceuticals	8,696,885	2.5
Regional (state/province)	2,496,678	0.7
Retail	8,996,607	2.6
Sovereign	48,964,075	14.2
Telecommunications	2,499,089	0.7
Transportation	4,997,700	1.4

	345,336,894	100.0
Other Assets, Less Liabilities	(143,003)	(0.0)

Net Assets	$345,193,891	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (amortized cost $275,504,894)	$275,504,894
Repurchase agreements, at value (amortized cost $69,832,000)	69,832,000
Cash	6,286
Receivables:
Investment securities sold	4,000,000
Fund shares sold	972,360
Interest	107,142
Other assets	62,361

Total assets	350,485,043

Liabilities
Payables:
Fund shares redeemed	4,990,840
Manager (See Note 3)	116,937
Transfer agent (See Note 3)	98,353
Shareholder communication	35,711
Professional fees	31,491
Custodian	14,402
Trustees	879
Accrued expenses	492
Dividend payable	2,047

Total liabilities	5,291,152

Net assets	$345,193,891

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$3,452,451
Additional paid-in capital	341,741,947

345,194,398
Distributions in excess of net investment income	(323)
Accumulated net realized gain (loss) on investments	(184)

Net assets	$345,193,891

Class A
Net assets applicable to outstanding shares	$200,996,395

Shares of beneficial interest outstanding	201,027,081

Net asset value and offering price per share outstanding	$1.00

Investor Class
Net assets applicable to outstanding shares	$59,300,238

Shares of beneficial interest outstanding	59,312,223

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$46,696,222

Shares of beneficial interest outstanding	46,702,102

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$38,201,036

Shares of beneficial interest outstanding	38,203,671

Net asset value and offering price per share outstanding	$1.00

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$1,384,522
Other income	1,640

Total income	1,386,162

Expenses
Manager (See Note 3)	835,101
Transfer agent (See Note 3)	294,167
Registration	56,772
Professional fees	32,986
Shareholder communication	32,375
Custodian	19,085
Trustees	4,995
Miscellaneous	7,460

Total expenses before waiver/reimbursement	1,282,941
Expense waiver/reimbursement from Manager (See Note 3)	(108,678)

Net expenses	1,174,263

Net investment income (loss)	211,899

Net increase (decrease) in net assets resulting from operations	$211,899

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$211,899	$95,970
Net realized gain (loss) on investments	—	18

Net increase (decrease) in net assets resulting from operations	211,899	95,988

Dividends to shareholders:
From net investment income:
Class A	(195,052)	(29,064)
Investor Class	(27,189)	(6,807)
Class B	(23,519)	(6,509)
Class C	(18,899)	(5,285)

Total dividends to shareholders	(264,659)	(47,665)

Capital share transactions:
Net proceeds from sale of shares	183,822,765	492,903,915
Net asset value of shares issued to shareholders in reinvestment of dividends	253,463	41,934
Cost of shares redeemed	(218,320,284)	(512,734,483)

Increase (decrease) in net assets derived from capital share transactions	(34,244,056)	(19,788,634)

Net increase (decrease) in net assets	(34,296,816)	(19,740,311)

Net Assets
Beginning of period	379,490,707	399,231,018

End of period	$345,193,891	$379,490,707

Undistributed (distributions in excess of) net investment income at end of period	$(323)	$52,436

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2017*		2016		2015		2014		2013		2012
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00	)‡	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.09%		0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14	%††	0.02%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.59	%††	0.43%		0.13%		0.11%		0.15%		0.17%
Expenses (before waiver/reimbursement)	0.61	%††	0.64%		0.64%		0.64%		0.65%		0.69%
Net assets at end of period (in 000’s)	$200,997		$226,181		$243,517		$230,330		$290,028		$259,119

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016		2015		2014		2013		2012
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00	)‡	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.05%		0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07	%††	0.02%		0.01%		0.01%		0.01%		0.00	%‡
Net expenses	0.68	%††	0.43%		0.14%		0.11%		0.16%		0.18%
Expenses (before waiver/reimbursement)	0.79	%††	0.83%		0.87%		0.89%		0.90%		0.91%
Net assets at end of period (in 000’s)	$59,300		$58,658		$56,512		$56,177		$58,774		$59,129

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2017*		2016		2015		2014		2013		2012
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00	)‡	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.05%		0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06	%††	0.02%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.67	%††	0.43%		0.14%		0.11%		0.16%		0.18%
Expenses (before waiver/reimbursement)	0.79	%††	0.83%		0.87%		0.89%		0.90%		0.91%
Net assets at end of period (in 000’s)	$46,696		$53,341		$58,152		$63,581		$73,803		$84,982

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016		2015		2014		2013		2012
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00	)‡	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.05%		0.01%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07	%††	0.02%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.67	%††	0.43%		0.13%		0.11%		0.15%		0.18%
Expenses (before waiver/reimbursement)	0.79	%††	0.83%		0.87%		0.89%		0.90%		0.91%
Net assets at end of period (in 000’s)	$38,201		$41,311		$41,050		$36,939		$33,254		$28,212

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

18	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Money Market Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares at net asset value (“NAV”) without the imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class T shares had no investment operations.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Under certain circumstances and as may be permitted by to the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an

19

Notes to Financial Statements (Unaudited) (continued)

independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities for which market quotations or observable inputs are not readily available are generally categorized as level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can

20	MainStay Money Market Fund

be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral, is held by the fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Debt Securities.  The Fund’s investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the six-month period ended April 30, 2017, the effective management fee rate was 0.45% of the Fund’s average daily net assets.

Prior to February 28, 2017, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; and Class C, 0.80%.This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as

21

Notes to Financial Statements (Unaudited) (continued)

applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $835,101 Additionally, New York Life Investments reimbursed fees in the amount of $108,678, without which the Fund’s total returns would have been lower.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A shares were $0.

Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. During the six-month period ended April 30, 2017, the Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Class A, Investor Class, Class B and Class C of $24,334, $23, $37,667 and $14,305, respectively.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$99,463
Investor Class	75,295
Class B	66,169
Class C	53,240

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$47,665

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 7–Capital Share Transactions

Class A (at $1 per share)	Shares
Six-month period ended April 30, 2017:
Shares sold	130,050,012
Shares issued to shareholders in reinvestment of dividends and distributions	186,457
Shares redeemed	(159,673,026)

Net increase (decrease) in shares outstanding before conversion	(29,436,557)
Shares converted into Class A (See Note 1)	6,678,990
Shares converted from Class A (See Note 1)	(2,394,866)

Net increase (decrease)	(25,152,433)

Year ended October 31, 2016:
Shares sold	369,603,010
Shares issued to shareholders in reinvestment of dividends and distributions	27,146
Shares redeemed	(394,385,308)

Net increase (decrease) in shares outstanding before conversion	(24,755,152)
Shares converted into Class A (See Note 1)	12,005,934
Shares converted from Class A (See Note 1)	(4,616,215)

Net increase (decrease)	(17,365,433)

22	MainStay Money Market Fund

Investor Class (at $1 per share)	Shares
Six-month period ended April 30, 2017:
Shares sold	25,204,849
Shares issued to shareholders in reinvestment of dividends and distributions	26,107
Shares redeemed	(20,801,035)

Net increase (decrease) in shares outstanding before conversion	4,429,921
Shares converted into Investor Class (See Note 1)	2,520,512
Shares converted from Investor Class (See Note 1)	(6,298,115)

Net increase (decrease)	652,318

Year ended October 31, 2016:
Shares sold	47,185,103
Shares issued to shareholders in reinvestment of dividends and distributions	4,957
Shares redeemed	(38,170,925)

Net increase (decrease) in shares outstanding before conversion	9,019,135
Shares converted into Investor Class (See Note 1)	4,716,440
Shares converted from Investor Class (See Note 1)	(11,597,361)

Net increase (decrease)	2,138,214

Class B (at $1 per share)	Shares
Six-month period ended April 30, 2017:
Shares sold	4,225,697
Shares issued to shareholders in reinvestment of dividends and distributions	22,793
Shares redeemed	(10,791,154)

Net increase (decrease) in shares outstanding before conversion	(6,542,664)
Shares converted from Class B (See Note 1)	(96,588)

Net increase (decrease)	(6,639,252)

Year ended October 31, 2016:
Shares sold	13,369,067
Shares issued to shareholders in reinvestment of dividends and distributions	5,210
Shares redeemed	(17,683,537)

Net increase (decrease) in shares outstanding before conversion	(4,309,260)
Shares converted from Class B (See Note 1)	(508,789)

Net increase (decrease)	(4,818,049)

Class C (at $1 per share)	Shares
Six-month period ended April 30, 2017:
Shares sold	24,342,207
Shares issued to shareholders in reinvestment of dividends and distributions	18,106
Shares redeemed	(27,055,069)

Net increase (decrease) in shares outstanding before conversion	(2,694,756)
Shares converted from Class C (See Note 1)	(409,933)

Net increase (decrease)	(3,104,689)

Year ended October 31, 2016:
Shares sold	62,746,661
Shares issued to shareholders in reinvestment of dividends and distributions	4,621
Shares redeemed	(62,494,713)

Net increase (decrease) in shares outstanding before conversion	256,569
Shares converted from Class C (See Note 1)	(9)

Net increase (decrease)	256,560

Note 8–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Money Market Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Fund, and responses from New York Life Investments and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and NYL Investors. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life

24	MainStay Money Market Fund

Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of NYL Investors. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board also reviewed NYL Investors’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to NYL Investors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense

26	MainStay Money Market Fund

limitation arrangements on the Fund’s net management fee and expenses. The Board noted that New York Life Investments continues to provide support to the Fund in the form of voluntary waivers and/or reimbursements of fees and expenses in order to maintain a positive yield, as disclosed in the Fund’s prospectus. The Board also considered its discussions with representatives from New York Life Investments regarding the Fund’s contractual management fee. The Board considered and approved New York Life Investments’ proposal to lower the Fund’s management fee. The Board noted that New York Life Investments continues to provide support to the Fund in the form of voluntary waivers and/or reimbursements of fees and expenses in order to maintain a positive yield, as disclosed in the Fund’s prospectus.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and

(vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Money Market Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737111 MS144-17	MSMM10-06/17 (NYLIM) NL012

MainStay Tax Free Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

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Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months		One Year		Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	– –	5.72 1.28%	– –	4.72 0.23%	2.93 3.88%	3.74 4.22%	0.80 0.80%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	– –	5.80 1.36	– –	4.78 0.30	2.90 3.86	4.47 4.99	0.79 0.79
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	– –	6.25 1.39	– –	5.30 0.46	3.25 3.60	3.91 3.91	1.04 1.04
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	– –	2.37 1.39	– –	1.53 0.56	3.60 3.60	3.90 3.90	1.04 1.04
Class I Shares	No Sales Charge		12/21/2009	–	1.16	–	0.08	4.14	5.43	0.55

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months		One Year		Five Years or Since Inception	Ten Years or Since Inception
Bloomberg Barclays Municipal Bond Index[4]	–	0.34%		0.14%	3.16%	4.37%
Average Lipper General & Insured Municipal Debt Fund[5]	–	0.85	–	0.13	3.06	3.69

4.	The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad-based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper General & Insured Municipal Debt Fund is representative of funds that, by portfolio practice, either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$987.20	$3.99	$1,020.80	$4.06	0.81%

Investor Class Shares	$1,000.00	$986.40	$3.89	$1,020.90	$3.96	0.79%

Class B Shares	$1,000.00	$986.10	$5.12	$1,019.60	$5.21	1.04%

Class C Shares	$1,000.00	$986.10	$5.12	$1,019.60	$5.21	1.04%

Class I Shares	$1,000.00	$988.40	$2.76	$1,022.00	$2.81	0.56%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2017† (Unaudited)

California	15.7%
Illinois	15.0
New York	14.7
Puerto Rico	6.3
Texas	6.0
Michigan	3.7
New Jersey	3.6
Pennsylvania	2.8
Connecticut	2.6
U.S. Virgin Islands	2.3
South Carolina	2.0
Massachusetts	1.9
Ohio	1.8
Rhode Island	1.8
Guam	1.7
Missouri	1.7
Florida	1.5
Tennessee	1.5
Nebraska	1.5
Arkansas	1.3
District of Columbia	1.1
Oklahoma	1.1
Louisiana	0.9
Kansas	0.7

Wisconsin	0.7%
Alabama	0.6
Virginia	0.6
Colorado	0.5
Georgia	0.4
Indiana	0.4
New Hampshire	0.3
Montana	0.3
North Carolina	0.3
Mississippi	0.2
North Dakota	0.2
Maryland	0.2
Alaska	0.2
Iowa	0.1
Hawaii	0.1
Kentucky	0.1
New Mexico	0.1
South Dakota	0.1
Wyoming	0.0	‡
Arizona	0.0	‡
Utah	0.0	‡
Other Assets, Less Liabilities	1.4

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Puerto Rico Highways & Transportation Authority, Revenue Bonds, 5.25%–5.50%, due 7/1/21–7/1/36 (Insured)

2.	Illinois Finance Authority, University of Chicago Medical Center, Revenue Bonds, 0.85%–4.00%, due 8/15/41–8/1/44

3.	Virgin Islands Public Finance Authority, Revenue Bonds, 5.00%, due 10/1/30–10/1/39

4.	North Texas Tollway Authority, Revenue Bonds, 5.00%, due 1/1/34–1/1/40

5.	New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds, 1.08%–5.00%, due 11/1/22–2/1/41
6.	New York City Transitional Finance Authority, Building Aid, Revenue Bonds, 5.00%, due 7/15/33–7/15/43

7.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/32–9/1/42

8.	Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, due 11/15/35–11/15/36

9.	Chicago Board of Education, Unlimited General Obligation, 5.00%–5.50%, due 12/1/32–12/1/39

10.	New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds, 4.00%, due 7/1/31–7/1/36

8	MainStay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Free Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Tax Free Bond Fund returned –1.28% for Class A shares, –1.36% for Investor Class shares and –1.39% for Class B and Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned –1.16%. For the six months ended April 30, 2017, all share classes underperformed the –0.34% return of the Bloomberg Barclays Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the –0.85% return of the Average Lipper2 General & Insured Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Positive contributions to the Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index came from an emphasis in Puerto Rico–insured bonds and from the Fund’s high cash reserves. (Contributions take weightings and total returns into account.) The Fund’s exposure to longer-maturity bonds and medium-quality credits detracted from relative performance as the municipal yield curve3 steepened and credit spreads4 widened, especially at the beginning of the reporting period. Exposure to uninsured Virgin Islands credits and to New Jersey credits also detracted from the Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index.

What was the Fund’s duration5 strategy during the reporting period?

During the reporting period, the Fund’s duration was targeted to remain in a neutral range relative to the bonds in which the Fund can invest, as outlined in the prospectus. This target typically places the Fund’s duration within plus or minus 10% of the benchmark’s duration. As of April 30, 2017, the Fund’s modified duration to worst6 was 4.36 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The municipal market experienced a significant dislocation at the beginning of the reporting period. Redemptions, which were already weighing on the municipal market, escalated after the

November 2016 U.S. presidential election. The municipal market took a cue from the U.S. Treasury market with higher rates warranted by fears that a stronger economy could spur higher inflation and a higher federal deficit. The municipal market also showed signs of concern about potential changes in the tax code, which led tax-exempt bonds to underperform most of their taxable counterparts. In particular, credit spreads in the municipal market widened. While the Fund experienced a significant drawdown in November 2016, higher cash reserves insulated the Fund from selling into a difficult market. In fact, we were able to purchase bonds in both the primary and secondary markets while many of our competitors were selling. During the fourth quarter of 2016, the Fund began extending maturities and buying lower-quality investment-grade securities, based on the tax-code concern noted above.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The most substantial positive contributions to the Fund’s performance during the reporting period came from an underweight position relative to the Bloomberg Barclays Municipal Bond Index in state general obligation bonds. This positioning aided performance because the sector underperformed the Index. Pre-refunded bonds also augmented the Fund’s performance relative to the Index as the yield curve steepened during the reporting period. Detracting from performance were the Fund’s positions in special tax, electric utilities and hospital bonds.

How did the Fund’s sector weightings change during the reporting period?

We reduced the Fund’s exposure to pre-refunded bonds during the reporting period. This was done because we anticipated Federal Reserve moves to increase short-term interest rates, which could cause the municipal yield curve to flatten. The proceeds from these sales were invested predominantly in 15- to 20-year bonds. We increased the Fund’s specialty state exposure in line with our 2017 insights. We increased the Fund’s exposure to California, New York, Arkansas, Missouri and Oklahoma. During the reporting period, we reduced the Fund’s exposure to Florida and Texas, which have no personal income tax.

1.	See footnote on page 6 for more information on the Bloomberg Barclays Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund maintained overweight positions relative to the Bloomberg Barclays Municipal Bond Index in bonds with maturities of 15 years or longer, although new purchases have concentrated on slightly shorter maturities. As of the same date, the Fund also held an overweight position relative to the Index in credits rated BBB.7 As of April 30, 2017, the Fund held underweight positions relative to the Index in securities rated AAA8 and in bonds with maturities of less than 10 years. At the end of the reporting period, the Fund also maintained a defensive duration position in relation to the benchmark.

7.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Free Bond Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value
Municipal Bonds 98.6%†
Alabama 0.6%
City of Birmingham AL, Unlimited General Obligation Series A 5.00%, due 3/1/43	$4,150,000	$4,610,360
Houston County Health Care Authority, Southeast Alabama Medical, Revenue Bonds 5.00%, due 10/1/25	1,000,000	1,136,330
5.00%, due 10/1/30	3,700,000	4,020,161
University of South Alabama, Revenue Bonds Insured: AGM 4.00%, due 11/1/35	2,000,000	2,078,640
Insured: AGM 5.00%, due 11/1/29	1,110,000	1,299,632
Insured: AGM 5.00%, due 11/1/30	2,000,000	2,329,360

		15,474,483

Alaska 0.2%
Alaska Industrial Development & Export Authority, FairBanks Community Hospital, Revenue Bonds 5.00%, due 4/1/32	3,550,000	3,866,305

Arizona 0.0%‡
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	1,000,000	1,056,630

Arkansas 1.3%
City of Fort Smith AR, Water & Sewer, Revenue Bonds Insured: BAM 5.00%, due 10/1/27	1,945,000	2,332,483
Insured: BAM 5.00%, due 10/1/28	1,535,000	1,826,312
Insured: BAM 5.00%, due 10/1/29	1,075,000	1,268,479
Insured: BAM 5.00%, due 10/1/31	2,335,000	2,724,221
County of Pulaski AR, Arkansas Children’s Hospital, Revenue Bonds 5.00%, due 3/1/34	2,000,000	2,288,620
5.00%, due 3/1/35	1,550,000	1,765,636
Springdale Public Facilities Board, Arkansas Children’s Northwest, Revenue Bonds 5.00%, due 3/1/34	2,890,000	3,317,142

	Principal Amount	Value
Arkansas (continued)
Springdale School District No. 50, Limited General Obligation 4.00%, due 6/1/36	$2,500,000	$2,562,475
4.00%, due 6/1/40	11,000,000	11,207,900
University of Arkansas, UALR Campus, Revenue Bonds
5.00%, due 10/1/29	1,315,000	1,564,876
5.00%, due 10/1/30	1,110,000	1,312,553
5.00%, due 10/1/31	1,205,000	1,416,694

		33,587,391

California 15.7%
Alisal Union School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/47	3,505,000	4,094,962
Anaheim Public Financing Authority, Public Improvements Project, Revenue Bonds Series C, Insured: AGM (zero coupon), due 9/1/31	11,990,000	6,732,385
Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	15,675,000	15,867,332
Anaheim Public Financing Authority, Revenue Bonds Series A 5.00%, due 5/1/39	3,750,000	4,203,262
Anaheim, California, School District, Election 2010, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	4,700,000	5,666,367
Antelope Valley Community College District, Election 2016, Unlimited General Obligation Series A 4.50%, due 8/1/38	15,000,000	16,346,850
California Educational Facilities Authority, Loma Linda University, Revenue Bonds Series A 5.00%, due 4/1/42	390,000	434,873
California Educational Facilities Authority, San Francisco University, Revenue Bonds 6.125%, due 10/1/30	1,525,000	1,804,487
California Health Facilities Financing Authority, Dignity Health, Revenue Bonds Series A 6.00%, due 7/1/34	3,000,000	3,323,940

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Health Facilities Financing Authority, Providence St. Joseph Health, Revenue Bonds Series A 4.00%, due 10/1/35	$1,230,000	$1,273,985
California Health Facilities Financing Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/34	5,000,000	5,692,350
Series A 5.00%, due 11/15/41	5,000,000	5,585,050
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/47	7,250,000	7,971,882
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	15,000,000	2,924,550
California State Public Works Board, Various Capital Project, Revenue Bonds Series G-1 5.75%, due 10/1/30	1,400,000	1,557,836
Series I-1 6.625%, due 11/1/34	175,000	175,501
California State University, Systemwide, Revenue Bonds Series A 5.00%, due 11/1/41	11,905,000	13,640,749
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds 6.375%, due 7/1/45	780,000	849,178
California Statewide Communities Development Authority, Cottage Health Obligation Group, Revenue Bonds 5.25%, due 11/1/30	1,475,000	1,616,320
Ceres Unified School District, Capital Appreciation-Election 2008, Unlimited General Obligation Series A (zero coupon), due 8/1/37	4,150,000	1,155,236
Chino Valley Unified School District, Election 2016, Unlimited General Obligation Series A 5.25%, due 8/1/47	2,500,000	2,931,800

	Principal Amount	Value
California (continued)
City of Escondido CA, Unlimited General Obligation 5.00%, due 9/1/36	$5,000,000	$5,732,950
City of Long Beach CA, Airport System, Revenue Bonds Series A 5.00%, due 6/1/30	5,000,000	5,479,750
City of Tulare CA, Sewer, Revenue Bonds Insured: AGM 4.00%, due 11/15/41	5,500,000	5,632,055
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation Series F, Insured: BAM 5.00%, due 8/1/46	12,385,000	13,968,051
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	24,500,000	27,220,235
Colton Joint Unified School District, Unlimited General Obligation Series B, Insured: BAM 4.00%, due 8/1/30	3,495,000	3,775,089
Series B, Insured: BAM 4.00%, due 8/1/31	2,500,000	2,681,875
Series B, Insured: BAM 4.00%, due 8/1/33	1,500,000	1,589,265
Firebaugh-Las Deltas Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/41	3,000,000	3,531,180
Fontana Public Finance Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/32	2,640,000	3,002,261
Fontana Unified School District, CABS, Unlimited General Obligation Series C (zero coupon), due 8/1/35	14,800,000	6,335,584
Series C (zero coupon), due 8/1/36	15,500,000	6,150,090
Fresno Unified School District, Election 2001, Unlimited General Obligation Series G (zero coupon), due 8/1/32	6,000,000	2,606,400
Series G (zero coupon), due 8/1/33	10,000,000	4,027,500
Series G (zero coupon), due 8/1/41	23,485,000	5,401,080

12	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Fresno Unified School District, Unlimited General Obligation Series B 4.00%, due 8/1/46	$6,900,000	$7,087,956
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/40	5,410,000	6,029,824
Lennox School District, Election 2016, Unlimited General Obligation Insured: AGM 5.25%, due 8/1/42	5,000,000	5,821,150
Live Oak Elementary School District, Certificates of Participation Insured: AGM 5.00%, due 8/1/39	3,205,000	3,622,804
Montebello Unified School District, Election 2016, Unlimited General Obligation Series A 4.00%, due 8/1/46	8,575,000	8,808,583
Series A 5.00%, due 8/1/41	3,000,000	3,424,440
Monterey Peninsula Unified School District, Unlimited General Obligation 4.00%, due 8/1/41	5,000,000	5,148,100
Oakland Unified School District, Alameda County, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/27	1,160,000	1,406,291
Insured: AGM 5.00%, due 8/1/28	1,755,000	2,105,596
Insured: AGM 5.00%, due 8/1/29	2,535,000	3,018,703
Oceanside Unified School District, Unrefunded-CABS-Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	560,000	70,890
Palomar Community College District, Capital Appreciation-Election, Unlimited General Obligation Series B 6.375%, due 8/1/45	5,720,000	3,957,039
Paramount Unified School District, Election 2006-CABS, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/43	25,000,000	5,525,500

	Principal Amount	Value
California (continued)
Peralta Community College District, Election 2006, Unlimited General Obligation Series D 4.00%, due 8/1/39	$7,340,000	$7,550,878
Pittsburg Unified School District, Unlimited General Obligation 4.00%, due 8/1/40	10,000,000	10,304,200
4.00%, due 8/1/44	11,000,000	11,308,440
Pomona Unified School District, Election 2008, Unlimited General Obligation Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,705,907
Riverside County Redevelopment Successor Agency, Jurupa Valley Project, Tax Allocation Series B, Insured: BAM 5.00%, due 10/1/28	2,510,000	2,926,434
Series B, Insured: BAM 5.00%, due 10/1/29	875,000	1,011,990
Series B, Insured: BAM 5.00%, due 10/1/30	2,645,000	3,041,486
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/30	3,000,000	3,489,990
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,160,830
San Diego County Regional Transportation Commission, Revenue Bonds Series A 5.00%, due 4/1/48	10,000,000	11,513,300
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds Series A 5.00%, due 10/15/44	3,000,000	3,371,550
San Lorenzo Unified School District, Election 2008, Unlimited General Obligation Series B 6.00%, due 8/1/41	4,535,000	5,261,235
Santa Ana Unified School District, Capital Appreciation-Election 2008, Unlimited General Obligation Series B, Insured: AGC (zero coupon), due 8/1/47	50,000,000	12,045,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Santa Clara County Financing Authority, Revenue Bonds Series Q 4.00%, due 5/15/33	$5,000,000	$5,299,950
Santa Clara Valley Transportation Authority, Revenue Bonds Series A 5.00%, due 4/1/35	3,900,000	4,488,003
Solano County Conmunity College District, Election 2012, Unlimited General Obligation Series C 5.25%, due 8/1/42	5,000,000	5,986,850
Southern California Public Power Authority, Apex Power Project, Revenue Bonds Series A 5.00%, due 7/1/33	4,500,000	5,189,850
Southwestern Community College District, Election 2008, Unlimited General Obligation Series C (zero coupon), due 8/1/46	13,000,000	3,616,600
State of California, Kindergarten, Unlimited General Obligation Series A1 0.62%, due 5/1/34 (a)	11,875,000	11,875,000
Series B1 0.62%, due 5/1/34 (a)	700,000	700,000
State of California, Unlimited General Obligation 4.00%, due 9/1/34	2,000,000	2,098,560
6.00%, due 11/1/35	2,500,000	2,802,550
6.25%, due 11/1/34	4,000,000	4,508,760
Tahoe-Truckee Unified School District, Unlimited General Obligation Series B 5.00%, due 8/1/41	2,200,000	2,511,256
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation Series B, Insured: AGM 4.00%, due 8/1/45	5,000,000	5,096,100
Twin Rivers Unified School District, Prerefunded-CABS-Election 2006, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/32	230,000	149,799

	Principal Amount	Value
California (continued)
Twin Rivers Unified School District, Unrefunded-CABS-Election 2006, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/32	$5,120,000	$2,895,821
Westminster School District, CABS-Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	13,900,000	2,105,433

		393,024,908

Colorado 0.5%
Colorado Health Facilities Authority, Evangelical Lutheran Good Samaritan, Revenue Bonds 5.625%, due 6/1/43	3,280,000	3,472,765
Denver Convention Center Hotel Authority, Revenue Bonds 5.00%, due 12/1/30	1,305,000	1,480,549
5.00%, due 12/1/31	1,395,000	1,573,895
5.00%, due 12/1/32	2,500,000	2,805,400
5.00%, due 12/1/36	1,000,000	1,101,580
Vista Ridge Metropolitan District, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 12/1/31	1,250,000	1,410,300

		11,844,489

Connecticut 2.6%
City of Hartford CT, Prerefunded, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 4/1/32	80,000	93,060
City of Hartford CT, Unlimited General Obligation Series A 5.00%, due 4/1/28	2,500,000	2,506,925
Series C, Insured: AGM 5.00%, due 7/15/32	7,470,000	8,069,617
Series C, Insured: AGM 5.00%, due 7/15/34	2,500,000	2,678,825
City of Hartford CT, Unrefunded, Unlimited General Obligation Series A 5.00%, due 4/1/29	895,000	895,260
Series A, Insured: AGM 5.00%, due 4/1/32	195,000	210,871
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series L 5.00%, due 7/1/32	10,425,000	11,797,034

14	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
State of Connecticut Special Tax, Transportation Infrastructure, Revenue Bonds Series A 5.00%, due 9/1/30	$21,000,000	$24,422,320
Series A 5.00%, due 9/1/31	7,460,000	8,614,808
State of Connecticut, Unlimited General Obligation Series B 5.00%, due 6/15/32	5,000,000	5,654,950

		64,943,670

District of Columbia 1.1%
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds 5.00%, due 6/1/32	1,125,000	1,169,010
5.00%, due 6/1/42	5,500,000	5,635,300
District of Columbia, Gallery Place Project, Tax Allocation 5.00%, due 6/1/27	525,000	585,296
District of Columbia, KIPP Charter School, Revenue Bonds 6.00%, due 7/1/43	1,000,000	1,152,770
6.00%, due 7/1/48	1,575,000	1,810,872
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds Series C, Insured: AGC 6.50%, due 10/1/41	8,000,000	10,230,720
Series B 6.50%, due 10/1/44	7,140,000	8,126,677

		28,710,645

Florida 1.5%
City of Miami Beach FL Parking, Revenue Bonds Insured: BAM 5.00%, due 9/1/34	1,000,000	1,127,700
Insured: BAM 5.00%, due 9/1/35	1,990,000	2,234,850
Insured: BAM 5.00%, due 9/1/40	2,500,000	2,780,625
City of Orlando FL, Revenue Bonds Series C, Insured: AGC 5.50%, due 11/1/38	14,000,000	14,264,460
County of Miami-Dade FL Aviation, Miami International Airport, Revenue Bonds Series A, Insured: AGM 5.25%, due 10/1/41 (b)	10,000,000	10,464,600

	Principal Amount	Value
Florida (continued)
County of Miami-Dade FL Aviation, Revenue Bonds 5.00%, due 10/1/31	$750,000	$867,667
County of Miami-Dade FL, Jackson Health System, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/1/33	3,375,000	3,789,619
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Revenue Bonds 5.00%, due 8/1/31	1,500,000	1,651,755

		37,181,276

Georgia 0.4%
Gainesville & Hall County Hospital Authority, Northeast Health System, Inc. Project, Revenue Bonds Series B 5.50%, due 2/15/42	8,000,000	9,492,160

Guam 1.7%
Antonio B Won Pat International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.125%, due 10/1/43 (b)	5,000,000	5,699,800
Guam Government Waterworks Authority, Revenue Bonds 5.00%, due 7/1/36	1,750,000	1,872,098
5.00%, due 1/1/46	2,500,000	2,646,925
Guam Power Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/30	5,610,000	6,267,492
Series A, Insured: AGM 5.00%, due 10/1/44	655,000	720,087
Territory of Guam, Revenue Bonds Series D 5.00%, due 11/15/35	8,350,000	8,843,819
Series A 5.125%, due 1/1/42	3,085,000	3,194,857
Series A 5.25%, due 1/1/36	2,000,000	2,091,640
Series A 6.50%, due 11/1/40	2,700,000	3,147,660
Territory of Guam, Section 30, Revenue Bonds Series A 5.00%, due 12/1/27	2,265,000	2,590,480
Series A 5.00%, due 12/1/32	1,250,000	1,374,863
Series A 5.00%, due 12/1/34	2,290,000	2,482,245

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Guam (continued)
Territory of Guam, Section 30, Revenue Bonds (continued)
Series A 5.00%, due 12/1/36	$1,000,000	$1,079,800

		42,011,766

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Revenue Bonds 6.50%, due 7/1/39	3,000,000	3,247,380

Illinois 15.0%
Carol Stream Park District, Unlimited General Obligation Insured: BAM 5.00%, due 1/1/37	3,995,000	4,481,112
Chicago Board of Education, School Reform, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 12/1/26	19,995,000	13,378,654
Chicago Board of Education, Special Tax 6.00%, due 4/1/46	18,760,000	19,411,160
♦Chicago Board of Education, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 12/1/32	16,000,000	16,349,920
Series A, Insured: AGM 5.50%, due 12/1/39	11,455,000	12,279,416
Series A 5.50%, due 12/1/39	7,500,000	6,237,825
Chicago O’Hare International Airport, Revenue Bonds Series A 5.625%, due 1/1/35	2,250,000	2,527,335
Chicago Park District, Limited General Obligation Series A 5.00%, due 1/1/28	1,000,000	1,135,370
Series A 5.00%, due 1/1/29	750,000	845,468
Series A 5.00%, due 1/1/31	1,000,000	1,111,350
Series A 5.00%, due 1/1/35	2,000,000	2,180,480
Chicago Transit Authority, Second Lien, Revenue Bonds 5.00%, due 12/1/46	9,000,000	9,673,650
City of Chicago IL, Motor Fuel Tax, Revenue Bonds Insured: AGM 5.00%, due 1/1/33	4,725,000	5,041,906

	Principal Amount	Value
Illinois (continued)
City of Chicago IL, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 1/1/26	$10,000,000	$10,597,300
Series A, Insured: BAM 6.00%, due 1/1/38	6,000,000	7,033,440
Series A 6.00%, due 1/1/38	9,000,000	9,429,660
City of Chicago IL, Wastewater Transmission, Revenue Bonds 5.00%, due 1/1/28	1,000,000	1,106,100
5.00%, due 1/1/33	2,000,000	2,156,120
5.00%, due 1/1/39	8,420,000	8,959,301
5.00%, due 1/1/44	14,340,000	15,215,170
City of Chicago IL, Wastewater, Revenue Bonds 5.00%, due 11/1/27	1,000,000	1,117,280
5.00%, due 11/1/29	1,700,000	1,871,989
City of Country Club Hills IL, Unlimited General Obligation Insured: BAM 4.50%, due 12/1/31	455,000	487,655
Cook County Community College District No. 508, City College of Chicago, Unlimited General Obligation Insured: BAM 5.50%, due 12/1/38	5,000,000	5,555,950
Cook County Community High School District No. 212 Leyden, Revenue Bonds Series C, Insured: BAM 5.00%, due 12/1/30	3,370,000	3,800,484
Series C, Insured: BAM 5.00%, due 12/1/31	2,610,000	2,931,839
County of Cook IL, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 11/15/26	8,350,000	9,833,628
County of Cook IL, Unlimited General Obligation Series A 5.00%, due 11/15/26	7,100,000	8,231,243
Series A 5.00%, due 11/15/27	7,080,000	8,101,644
Series A 5.00%, due 11/15/28	8,895,000	10,113,882
Illinois Finance Authority, Memorial Health System, Revenue Bonds 0.88%, due 10/1/22 (a)	2,200,000	2,200,000
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds Series A 6.00%, due 7/1/43	9,600,000	10,990,656

16	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
♦Illinois Finance Authority, University of Chicago Medical Center, Revenue Bonds Series E-1 0.85%, due 8/1/43 (a)	$13,100,000	$13,100,000
Series B 0.85%, due 8/1/44 (a)	1,500,000	1,500,000
Series B 4.00%, due 8/15/41	28,500,000	28,613,430
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/31	5,000,000	5,488,200
Knox & Warren Counties, Community Unit School District No. 205 Galesburg, Unlimited General Obligation Series A 4.25%, due 1/1/19	240,000	250,548
Series A 5.00%, due 1/1/20	205,000	222,333
Metropolitan Pier & Exposition Authority, Capital Appreciation, Revenue Bonds Series A, Insured: AGM (zero coupon), due 6/15/30	14,250,000	8,178,075
Metropolitan Pier & Exposition Authority, McCormick, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 6/15/36	53,190,000	21,768,539
Monroe & St. Clair Counties Community School District No. 5, Unlimited General Obligation Insured: BAM 5.00%, due 4/15/31	500,000	570,905
Northern Illinois Municipal Power Agency, Revenue Bonds Series A 4.00%, due 12/1/41	7,675,000	7,627,185
Rock Island County Public Building Commission, Revenue Bonds Insured: AGM 5.00%, due 12/1/31	500,000	563,685
Insured: AGM 5.00%, due 12/1/36	2,645,000	2,911,457
Insured: AGM 5.00%, due 12/1/41	3,360,000	3,670,162
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds Series B, Insured: BAM 5.00%, due 4/1/26	1,175,000	1,340,099

	Principal Amount	Value
Illinois (continued)
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds (continued)
Series B, Insured: BAM 5.00%, due 4/1/29	$1,620,000	$1,812,456
Series B, Insured: BAM 5.00%, due 4/1/30	1,000,000	1,112,150
State of Illinois, Revenue Bonds Series C, Insured: BAM 4.00%, due 6/15/30	6,275,000	6,747,256
State of Illinois, Unlimited General Obligation Insured: BAM 4.00%, due 6/1/41	12,750,000	12,749,617
5.00%, due 2/1/29	8,000,000	8,270,400
United City of Yorkville, Special Tax Insured: AGM 5.00%, due 3/1/32	3,790,000	4,246,468
Village of Bellwood IL, Unlimited General Obligation Insured: AGM 5.00%, due 12/1/29	1,500,000	1,705,695
Village of Crestwood IL, Alternative Revenue Source, Unlimited General Obligation Series B, Insured: BAM 5.00%, due 12/15/29	750,000	824,063
Series B, Insured: BAM 5.00%, due 12/15/30	850,000	930,665
Series B, Insured: BAM 5.00%, due 12/15/31	955,000	1,040,845
Village of Oswego IL, Unlimited General Obligation 5.00%, due 12/15/33	7,670,000	8,672,776
Village of Rosemont IL, Corporate Purpose Bond, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 12/1/40	8,090,000	8,843,583
Series A, Insured: AGM 5.00%, due 12/1/46	7,000,000	7,622,720

		374,770,299

Indiana 0.4%
Indiana Finance Authority, Educational Facilities-Butler University, Revenue Bonds Series B 5.00%, due 2/1/24	2,100,000	2,373,126
Series A 5.00%, due 2/1/25	2,215,000	2,481,044
Series B 5.00%, due 2/1/25	2,210,000	2,475,443
Series B 5.00%, due 2/1/26	2,320,000	2,583,343

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Indiana (continued)
Indianapolis, Local Public Improvement Bond Bank, Prerefunded-Waterworks Project, Revenue Bonds Series A, Insured: AGC 5.50%, due 1/1/38	$215,000	$231,177
Indianapolis, Local Public Improvement Bond Bank, Unrefunded-Waterworks Project, Revenue Bonds Series A, Insured: AGC 5.50%, due 1/1/38	885,000	942,100

		11,086,233

Iowa 0.1%
City of Coralville IA, Certificate of Participation Series E 4.00%, due 6/1/21	545,000	581,008
Series E 4.00%, due 6/1/22	1,405,000	1,508,647
Series E 4.00%, due 6/1/23	1,320,000	1,423,937

		3,513,592

Kansas 0.7%
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds 5.00%, due 12/1/26	565,000	637,783
5.00%, due 12/1/28	410,000	454,965
5.00%, due 12/1/30	500,000	547,065
5.00%, due 12/1/36	1,150,000	1,230,420
Kansas Development Finance Authority, Kansas Health System, Revenue Bonds Series J 0.88%, due 3/1/41 (a)	2,100,000	2,100,000
University of Kansas Hospital Authority, KU Health System, Revenue Bonds 5.00%, due 9/1/33	2,500,000	2,838,825
5.00%, due 9/1/34	5,000,000	5,658,050
5.00%, due 9/1/35	2,800,000	3,155,404

		16,622,512

Kentucky 0.1%
City of Ashland KY, King’s Daughters Medical Center Project, Revenue Bonds Series A 4.00%, due 2/1/21	1,070,000	1,139,796
Series A 5.00%, due 2/1/23	1,525,000	1,717,669

		2,857,465

	Principal Amount	Value
Louisiana 0.9%
City of New Orleans LA, Sewerage Service, Revenue Bonds 5.00%, due 6/1/40	$2,745,000	$3,024,743
Jefferson Parish Hospital Service District No. 1, West Jefferson Medical Center, Revenue Bonds Series A, Insured: AGM 6.00%, due 1/1/39	3,695,000	4,313,248
Louisiana Local Government Environmental Facilities & Community Development Authority, McNeese State University Student Parking Co., Revenue Bonds Insured: AGM 4.00%, due 3/1/22	335,000	363,277
Insured: AGM 4.00%, due 3/1/23	350,000	376,285
Louisiana Offshore Terminal Authority, 1st Stage-Loop LLC, Revenue Bonds Series A 0.86%, due 9/1/17 (a)	7,210,000	7,210,000
Louisiana Public Facilities Authority, Loyola University, Revenue Bonds 5.25%, due 10/1/30	2,930,000	3,418,490
Louisiana Public Facilities Authority, Ochsner Clinic Foundation, Revenue Bonds 5.00%, due 5/15/34	2,030,000	2,261,034
Louisiana Stadium & Exposition District, Revenue Bonds Series A 5.00%, due 7/1/30	1,650,000	1,829,784

		22,796,861

Maryland 0.2%
Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, Revenue Bonds 5.00%, due 7/1/39	3,600,000	3,916,008

Massachusetts 1.9%
Massachusetts Development Finance Agency, Boston University, Revenue Bonds Series U-6C 0.83%, due 10/1/42 (a)	15,000,000	15,000,000
Massachusetts Development Finance Agency, College Holy Cross, Revenue Bonds Series A 0.83%, due 9/1/37 (a)	6,625,000	6,625,000

18	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds 5.00%, due 10/1/30	$1,200,000	$1,320,312
5.00%, due 10/1/31	1,200,000	1,315,308
5.00%, due 10/1/32	1,240,000	1,354,018
5.00%, due 10/1/33	1,500,000	1,631,730
5.00%, due 10/1/34	2,170,000	2,349,871
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds 4.00%, due 1/1/32	1,645,000	1,748,865
4.00%, due 1/1/33	1,000,000	1,056,610
Massachusetts Educational Financing Authority, Revenue Bonds Series B 5.70%, due 1/1/31 (b)	1,315,000	1,385,445
Series I 6.00%, due 1/1/28	1,520,000	1,606,929
Massachusetts State Development Finance Agency, Prerefunded-Suffolk University, Revenue Bonds Series A 6.00%, due 7/1/24	1,285,000	1,420,220
Series A 6.25%, due 7/1/30	4,090,000	4,542,313
Massachusetts State Development Finance Agency, Unrefunded-Suffolk University, Revenue Bonds Series A 6.00%, due 7/1/24	715,000	782,932
Series A 6.25%, due 7/1/30	2,310,000	2,538,136
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,260,360

		46,938,049

Michigan 3.7%
City of Detroit MI, Sewage Disposal System, Senior Lien, Revenue Bonds Series A, Insured: NATL-RE 5.25%, due 7/1/20	2,000,000	2,014,460
Series A 5.25%, due 7/1/39	14,150,000	15,284,264
Series C-1, Insured: AGM 7.00%, due 7/1/27	5,000,000	5,575,900
City of Detroit MI, Water Supply System, Revenue Bonds Senior Lien-Series A 5.25%, due 7/1/41	5,000,000	5,438,150

	Principal Amount	Value
Michigan (continued)
City of Detroit MI, Water Supply System, Revenue Bonds (continued)
Senior Lien-Series A 5.75%, due 7/1/37	$5,550,000	$6,211,560
County of Wayne MI, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,500,000	2,517,600
Detroit City School District, Improvement School Building & Site, Unlimited General Obligation Series A, Insured: Q-SBLF 5.00%, due 5/1/26	750,000	831,915
Series A, Insured: Q-SBLF 5.00%, due 5/1/27	7,500,000	8,283,375
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	3,962,633
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	4,903,423
Lincoln Consolidated School District, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 5/1/28	2,030,000	2,395,826
Series A, Insured: AGM 5.00%, due 5/1/30	1,455,000	1,687,378
Series A, Insured: AGM 5.00%, due 5/1/40	1,500,000	1,673,790
Livonia Public School District, Unlimited General Obligation Insured: AGM 5.00%, due 5/1/40	2,115,000	2,342,785
Michigan Finance Authority, Detroit School District, Revenue Bonds 5.50%, due 6/1/21	4,355,000	4,503,941
Michigan Finance Authority, Great Lakes Water, Revenue Bonds Series C-7, Insured: NATL-RE 5.00%, due 7/1/32	2,500,000	2,776,200
Senior Lien-Series C-3, Insured: AGM 5.00%, due 7/1/33	3,000,000	3,372,240
Senior Lien-Series C-1 5.00%, due 7/1/44	2,500,000	2,658,925
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds Series D2, Insured: AGM 5.00%, due 7/1/28	500,000	572,260
Series D-1 5.00%, due 7/1/33	500,000	558,170
Series D-1 5.00%, due 7/1/34	500,000	555,525
Series D1, Insured: AGM 5.00%, due 7/1/35	2,000,000	2,231,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds (continued)
Series D6, Insured: NATL-RE 5.00%, due 7/1/36	$7,400,000	$8,098,560
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/34	250,000	245,793
Saginaw City School District, Unlimited General Obligation Insured: Q-SBLF 5.00%, due 5/1/29	260,000	300,121
Insured: Q-SBLF 5.00%, due 5/1/30	350,000	400,932
Insured: Q-SBLF 5.00%, due 5/1/31	750,000	855,360
Insured: Q-SBLF 5.00%, due 5/1/34	250,000	278,350
Insured: Q-SBLF 5.00%, due 5/1/35	350,000	388,266
Insured: Q-SBLF 5.00%, due 5/1/36	425,000	470,084

		91,389,586

Mississippi 0.2%
Mississippi Business Finance Corp., Gulf Power Co., Revenue Bonds 1.12%, due 11/1/42 (a)(b)	5,900,000	5,900,000

Missouri 1.7%
City of Kansas MO, Improvement Downtown Arena Project, Revenue Bonds Series E 5.00%, due 4/1/40	10,055,000	11,112,685
Joplin Industrial Development Authority, Freeman Health System, Revenue Bonds 5.00%, due 2/15/35	605,000	656,395
Missouri Health & Educational Facilities Authority, SSM Health Care, Revenue Bonds Series A 5.00%, due 6/1/30	4,000,000	4,524,360
Missouri Health & Educational Facilities Authority, St. Louis University, Revenue Bonds Series B-1 0.90%, due 10/1/35 (a)	14,430,000	14,430,000
Series A 5.00%, due 10/1/38	5,930,000	6,698,647

	Principal Amount	Value
Missouri (continued)
Missouri Health & Educational Facilities Authority, St. Lukes Health System, Inc., Revenue Bonds 5.00%, due 11/15/30	$5,000,000	$5,758,250

		43,180,337

Montana 0.3%
Montana Facilities Finance Authority, Revenue Bonds 5.00%, due 2/15/30	1,790,000	2,083,202
5.00%, due 2/15/31	1,500,000	1,733,670
5.00%, due 2/15/32	775,000	890,793
5.00%, due 2/15/33	1,320,000	1,510,053
5.00%, due 2/15/34	1,200,000	1,367,376

		7,585,094

Nebraska 1.5%
♦Central Plains Energy, Project No. 3, Revenue Bonds 5.00%, due 9/1/32	5,190,000	5,629,229
5.00%, due 9/1/42	13,420,000	14,257,945
5.25%, due 9/1/37	15,535,000	16,935,325

		36,822,499

New Hampshire 0.3%
City of Manchester NH, General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	1,993,122
New Hampshire Health & Education Facilities Authority, Southern University, Revenue Bonds
5.00%, due 1/1/31	905,000	1,026,777
5.00%, due 1/1/32	950,000	1,073,225
5.00%, due 1/1/33	1,000,000	1,124,880
5.00%, due 1/1/34	1,050,000	1,175,254
5.00%, due 1/1/35	1,100,000	1,225,961

		7,619,219

New Jersey 3.6%
Atlantic County Improvement Authority, Stockton University-Atlantic City, Revenue Bonds Series A, Insured: AGM 5.00%, due 7/1/31	2,670,000	3,033,467
Series A, Insured: AGM 5.00%, due 7/1/32	1,305,000	1,474,924
Series A, Insured: AGM 5.00%, due 7/1/33	1,395,000	1,568,426
Series A, Insured: AGM 5.00%, due 7/1/34	1,855,000	2,076,301

20	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Brunswick Parking Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/28	$5,880,000	$6,957,804
Series A, Insured: BAM 5.00%, due 9/1/29	2,370,000	2,783,802
Series A, Insured: BAM 5.00%, due 9/1/30	4,605,000	5,393,975
Series A, Insured: BAM 5.00%, due 9/1/31	6,780,000	7,895,310
New Jersey Building Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/15/25	3,350,000	3,850,758
Series A, Insured: BAM 5.00%, due 6/15/28	3,000,000	3,385,800
New Jersey Economic Development Authority, MSU Student Housing Project, Revenue Bonds 5.375%, due 6/1/25	4,500,000	4,878,090
New Jersey Economic Development Authority, Revenue Bonds 5.00%, due 1/1/28 (b)	1,000,000	1,101,370
5.50%, due 1/1/26 (b)	1,000,000	1,134,310
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds Series A, Insured: BAM 5.00%, due 7/1/29	1,500,000	1,700,385
Series A, Insured: BAM 5.00%, due 7/1/30	5,000,000	5,663,750
Series A, Insured: BAM 5.00%, due 7/1/31	3,000,000	3,378,000
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Inc., Revenue Bonds Series A 5.00%, due 7/1/38	7,000,000	7,904,820
New Jersey Health Care Facilities Financing Authority, Hackensack University Medical Center, Revenue Bonds Insured: AGC 5.25%, due 1/1/31	1,510,000	1,554,500
New Jersey Higher Education Student Assistance Authority, Revenue Bonds Series 1 5.50%, due 12/1/26 (b)	2,960,000	3,234,481

	Principal Amount	Value
New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Student Loan, Revenue Bonds Series A, Insured: AGC 6.125%, due 6/1/30 (b)	$2,355,000	$2,438,320
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series C, Insured: AGM (zero coupon), due 12/15/34	30,000,000	13,236,900
Newark Housing Authority, Revenue Bonds Insured: AGM 4.00%, due 12/1/27	500,000	535,220
Insured: AGM 4.00%, due 12/1/29	250,000	263,142
Insured: AGM 4.00%, due 12/1/30	250,000	261,800
Insured: AGM 4.00%, due 12/1/31	225,000	234,095
Insured: AGM 5.00%, due 12/1/28	750,000	871,140
Insured: AGM 5.00%, due 12/1/38	1,740,000	1,937,542

		88,748,432

New Mexico 0.1%
City of Farmington NM, Revenue Bonds Series C 5.90%, due 6/1/40	2,000,000	2,210,160

New York 14.7%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 5.00%, due 12/15/19	975,000	1,063,637
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,146,862
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,227,048
Insured: AGM 5.00%, due 12/15/22	740,000	859,192
City of New York, Unlimited General Obligation Series I, Subseries I-4 0.84%, due 4/1/36 (a)	11,400,000	11,400,000
Series H-5 1.08%, due 3/1/34 (a)	9,240,000	9,240,000
County of Nassau NY, Limited General Obligation Series C 5.00%, due 4/1/32	4,135,000	4,764,264
Series C 5.00%, due 4/1/37	6,625,000	7,424,108

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
County of Nassau NY, Limited General Obligation (continued)
Series C 5.00%, due 4/1/38	$6,965,000	$7,793,765
Long Island Power Authority, Electric System, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/44	10,000,000	11,182,900
Series B 5.00%, due 9/1/45	8,970,000	10,004,420
Long Island Power Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/39	10,000,000	11,224,700
Series A 5.00%, due 9/1/44	3,470,000	3,842,158
Metropolitan Transportation Authority, Green, Revenue Bonds Series B-1 5.00%, due 11/15/36	4,500,000	5,213,925
Metropolitan Transportation Authority, Revenue Bonds Subseries C-1 5.00%, due 11/15/35	1,500,000	1,708,905
♦New York City Transitional Finance Authority, Building Aid, Revenue Bonds Series S-1 5.00%, due 7/15/33	6,060,000	6,956,274
Series S-2 5.00%, due 7/15/34	5,000,000	5,754,450
Series S-1 5.00%, due 7/15/36	10,000,000	11,360,300
Series S-1 5.00%, due 7/15/43	11,880,000	13,484,750
♦New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Series 2A 1.08%, due 11/1/22 (a)	7,815,000	7,815,000
Series B-1 5.00%, due 8/1/32	10,000,000	11,606,500
5.00%, due 5/1/33	10,000,000	11,663,000
Series A1 5.00%, due 8/1/36	5,100,000	5,840,979
Series E-1 5.00%, due 2/1/41	2,500,000	2,828,900
New York City Water & Sewer System, Revenue Bonds Series AA-3 1.08%, due 6/15/32 (a)	2,000,000	2,000,000
Series EE 5.25%, due 6/15/33	3,500,000	4,248,265

	Principal Amount	Value
New York (continued)
New York City Water & Sewer System, Revenue Bonds (continued)
Series EE 5.25%, due 6/15/37	$3,500,000	$4,153,170
New York Counties Tobacco Trust VI, Tobacco Settlement Pass Through, Revenue Bonds Series A-2B 5.00%, due 6/1/45	4,255,000	4,522,129
New York Liberty Development Corp., Bank of America, Revenue Bonds 6.375%, due 7/15/49	5,000,000	5,439,800
New York Liberty Development Corp., Revenue Bonds 5.00%, due 12/15/41	12,315,000	13,721,373
New York Liberty Development Corp., World Trade Center Project, Revenue Bonds 5.00%, due 11/15/31	5,000,000	5,628,000
5.75%, due 11/15/51	11,500,000	13,107,470
New York State Dormitory Authority, New York University, Revenue Bonds Series A 5.00%, due 7/1/35	6,610,000	7,608,374
New York State Dormitory Authority, Revenue Bonds Series E 5.00%, due 3/15/34	4,190,000	4,850,470
New York State Dormitory Authority, University Facilities, Revenue Bonds Series A 5.00%, due 7/1/36	1,000,000	1,157,110
Series A 5.00%, due 7/1/38	1,000,000	1,152,410
Series A 5.00%, due 7/1/42	1,640,000	1,882,294
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds Series A 0.91%, due 5/1/42 (a)	6,000,000	6,000,000
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds Series A 5.00%, due 3/15/30	12,350,000	14,703,786
Series A 5.00%, due 3/15/34	12,750,000	14,778,525
♦New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Insured: AGM 4.00%, due 7/1/31 (b)	10,925,000	11,367,135
Series A, Insured: AGM 4.00%, due 7/1/35 (b)	6,500,000	6,556,290

22	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
♦New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (continued)
Series A, Insured: AGM 4.00%, due 7/1/36 (b)	$16,240,000	$16,329,970
Rensselaer City School District, Certificates of Participation Insured: AGM 5.00%, due 6/1/22	1,590,000	1,810,867
Insured: AGM 5.00%, due 6/1/24	1,750,000	2,045,768
Insured: AGM 5.00%, due 6/1/26	1,060,000	1,253,800
Insured: AGM 5.00%, due 6/1/27	1,000,000	1,175,570
Insured: AGM 5.00%, due 6/1/30	1,880,000	2,162,282
Insured: AGM 5.00%, due 6/1/32	2,000,000	2,263,440
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds 5.00%, due 1/1/29 (b)	1,615,000	1,832,314
5.00%, due 1/1/30 (b)	2,100,000	2,374,071
♦Triborough Bridge & Tunnel Authority, Revenue Bonds Series B 5.00%, due 11/15/35	13,560,000	15,884,455
Series B 5.00%, due 11/15/36	16,500,000	19,266,060
TSASC, Inc., Revenue Bonds Series A 5.00%, due 6/1/32	2,000,000	2,261,500
Series A 5.00%, due 6/1/34	5,000,000	5,622,450
Series A 5.00%, due 6/1/35	2,865,000	3,176,196

		365,741,381

North Carolina 0.3%
Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Revenue Bonds Series A 5.00%, due 1/15/31	2,050,000	2,263,590
North Carolina Medical Care Commission, North Carolina Baptist Hospital, Revenue Bonds 5.25%, due 6/1/25	1,000,000	1,101,010

	Principal Amount	Value
North Carolina (continued)
North Carolina Turnpike Authority, Revenue Bonds Series A, Insured: AGC 5.75%, due 1/1/39	$3,000,000	$3,235,530

		6,600,130

North Dakota 0.2%
City of Grand Forks ND, Altra Health System, Revenue Bonds 5.00%, due 12/1/35	4,050,000	4,324,995

Ohio 1.8%
American Municipal Power, Inc., Prairie Energy Campus, Revenue Bonds Series A, Insured: BAM 5.25%, due 2/15/30	15,000,000	17,062,500
City of Cleveland, OH, Airport System, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/30	3,000,000	3,310,740
City of Cleveland, OH, Revenue Bonds Series A-2 5.00%, due 10/1/37	1,500,000	1,698,435
Clermont County Port Authority, W. Clermont Local School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/31	650,000	739,882
Insured: BAM 5.00%, due 12/1/32	2,200,000	2,491,830
Insured: BAM 5.00%, due 12/1/33	1,335,000	1,505,666
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,222,768
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,242,440
North Olmsted City School District, Unlimited General Obligation Series A 5.00%, due 12/1/40	7,250,000	8,115,795
Ohio State Higher Educational Facilities Commission, Cleveland Clinic Health System, Revenue Bonds Series B-2 0.87%, due 1/1/39 (a)	4,100,000	4,100,000
Tallmadge City School District, Classroom Facilities & School Improvement, Unlimited General Obligation Series 1 5.00%, due 10/1/41	1,000,000	1,125,280

		44,615,336

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oklahoma 1.1%
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds Series A 5.00%, due 9/1/26	$1,800,000	$2,156,166
Series A 5.00%, due 9/1/27	3,780,000	4,493,437
Series A 5.00%, due 9/1/28	5,000,000	5,901,450
Series A 5.00%, due 9/1/29	4,620,000	5,410,159
Lincoln County Educational Facilities Authority, Stroud Public Schools Project, Revenue Bonds 5.00%, due 9/1/28	3,200,000	3,683,168
5.00%, due 9/1/29	2,370,000	2,706,516
Oklahoma State Municipal Power Authority, Revenue Bonds Series A 5.00%, due 1/1/29	250,000	291,045
Series A 5.00%, due 1/1/30	900,000	1,039,527
Series A 5.00%, due 1/1/32	805,000	919,213
Series A 5.00%, due 1/1/34	650,000	734,832
Tulsa Airports Improvement Trust, Revenue Bonds Series D, Insured: BAM 5.00%, due 6/1/28	500,000	534,725

		27,870,238

Pennsylvania 2.8%
City of Lancaster PA, Unlimited General Obligation Insured: AGM 5.00%, due 11/1/27	1,390,000	1,646,761
City of Philadelphia PA, Unlimited General Obligation 6.50%, due 8/1/41	5,125,000	5,990,561
County of Lancaster PA, Unlimited General Obligation Series A, Insured: BAM 4.00%, due 5/1/30	500,000	532,125
Series A, Insured: BAM 4.00%, due 5/1/31	420,000	444,570
Montgomery County Industrial Development Authority, Revenue Bonds 5.25%, due 8/1/33	175,000	197,587

	Principal Amount	Value
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds Series AT-1, Insured: BAM 5.00%, due 6/15/26	$4,270,000	$5,176,777
Pennsylvania Turnpike Commission, Revenue Bonds Series C 5.00%, due 12/1/43	10,125,000	11,212,729
Series B 5.75%, due 6/1/39	4,000,000	4,389,920
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds Series 14T 5.00%, due 10/1/31	2,300,000	2,608,476
Series 14T 5.00%, due 10/1/32	1,280,000	1,443,942
State Public School Building Authority, Philadelphia Community College, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/15/28	5,505,000	6,290,839
State Public School Building Authority, Philadelphia School District, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/31	27,000,000	30,556,980

		70,491,267

Puerto Rico 6.3%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds Senior Lien—Series A, Insured: AGC 5.125%, due 7/1/47	8,670,000	8,815,309
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 7/1/22	470,000	486,196
Series A, Insured: AGC 5.00%, due 7/1/27	150,000	150,230
Series A-4, Insured: AGM 5.00%, due 7/1/31	3,750,000	3,933,337
Series A, Insured: AGM 5.00%, due 7/1/35	15,335,000	16,059,272
Insured: AGM 5.25%, due 7/1/20	1,245,000	1,330,345
Series A, Insured: NATL-RE 5.25%, due 7/1/21	440,000	440,726
Series A, Insured: AGM 5.25%, due 7/1/24	1,220,000	1,293,920

24	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series C, Insured: AGM 5.375%, due 7/1/28	$700,000	$701,309
Series A, Insured: NATL-RE 5.50%, due 7/1/19	550,000	581,576
Series A, Insured: NATL-RE 5.50%, due 7/1/20	4,295,000	4,617,683
Series C, Insured: AGM 5.75%, due 7/1/37	1,020,000	1,021,969
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,490,000	2,570,228
Commonwealth of Puerto Rico, Unlimited General Obligation Series A, Insured: AGC 5.00%, due 7/1/26	375,000	376,481
Commonwealth of Puerto Rico, Unlimited General Obligation Series A, Insured: AGC 5.00%, due 7/1/34	145,000	145,184
Insured: AGC 5.25%, due 7/1/32	500,000	500,795
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: AGC 5.00%, due 7/1/28	3,675,000	3,762,502
Series A, Insured: AGC 6.125%, due 7/1/24	1,000,000	1,094,140
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	1,810,000	1,810,633
Puerto Rico Electric Power Authority, Revenue Bonds Series UU, Insured: AGC 4.25%, due 7/1/27	1,475,000	1,477,213
Series NN, Insured: NATL-RE 4.75%, due 7/1/33	405,000	405,122
Series TT, Insured: AGM 5.00%, due 7/1/18	380,000	381,839
Series RR, Insured: NATL-RE 5.00%, due 7/1/21	1,080,000	1,092,182
Series RR, Insured: NATL-RE 5.00%, due 7/1/22	1,135,000	1,147,803
Series PP, Insured: NATL-RE 5.00%, due 7/1/23	1,105,000	1,106,569
Series UU, Insured: AGM 5.00%, due 7/1/23	2,155,000	2,162,780
Series SS, Insured: NATL-RE 5.00%, due 7/1/23	825,000	834,306

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	$2,785,000	$2,788,788
Series UU, Insured: AGM 5.00%, due 7/1/24	4,335,000	4,349,652
Series UU, Insured: AGC 5.00%, due 7/1/26	570,000	571,875
Series TT, Insured: AGM 5.00%, due 7/1/27	500,000	501,735
Series RR, Insured: AGC 5.00%, due 7/1/28	1,135,000	1,147,803
Series SS, Insured: AGM 5.00%, due 7/1/30	300,000	303,384
Series VV, Insured: NATL-RE 5.25%, due 7/1/26	510,000	541,610
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	2,000,000	2,098,280
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds Series L, Insured: NATL-RE 5.25%, due 7/1/24	1,755,000	1,862,441
Series N, Insured: NATL-RE 5.25%, due 7/1/32	5,525,000	5,796,498
Series N, Insured: NATL-RE 5.25%, due 7/1/33	4,995,000	5,222,572
Series N, Insured: AGC 5.25%, due 7/1/34	3,320,000	3,704,356
Series N, Insured: AGC 5.25%, due 7/1/36	17,580,000	19,525,051
Series CC, Insured: AGM 5.25%, due 7/1/36	1,575,000	1,749,258
Series E, Insured: AGM 5.50%, due 7/1/21	520,000	567,008
Series N, Insured: AGM 5.50%, due 7/1/26	405,000	458,897
Series N, Insured: AGM 5.50%, due 7/1/29	10,065,000	11,435,450
Series CC, Insured: AGC 5.50%, due 7/1/31	915,000	1,046,312
Puerto Rico Highways & Transportation Authority, Unrefunded, Revenue Bonds Series D, Insured: AGM 5.00%, due 7/1/27	2,240,000	2,261,258
Series J, Insured: NATL-RE 5.00%, due 7/1/29	650,000	650,416
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 4.75%, due 8/1/22	710,000	719,109
Series A, Insured: AGM 5.00%, due 8/1/21	100,000	101,401

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Municipal Finance Agency, Revenue Bonds (continued)
Series A, Insured: AGM 5.00%, due 8/1/30	$1,445,000	$1,465,244
Series C, Insured: AGM 5.25%, due 8/1/19	965,000	1,014,833
Series C, Insured: AGC 5.25%, due 8/1/20	210,000	224,083
Series C, Insured: AGC 5.25%, due 8/1/23	175,000	192,896
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series F, Insured: NATL-RE 5.25%, due 7/1/23	220,000	232,437
Series K, Insured: AGM 5.25%, due 7/1/27	245,000	255,564
Series M-3, Insured: NATL-RE 6.00%, due 7/1/26	300,000	309,948
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	7,465,000	7,705,522
Puerto Rico Sales Tax Financing Corp., Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 8/1/45	59,430,000	11,975,739
Series A, Insured: AMBAC (zero coupon), due 8/1/54	700,000	92,855
Series A, Insured: AGM 5.00%, due 8/1/40	5,030,000	5,202,378
Series C, Insured: AGM 5.125%, due 8/1/42	3,605,000	3,757,744

		158,132,046

Rhode Island 1.8%
Providence Public Buildings Authority, Revenue Bonds Series A, Insured: AGM 5.875%, due 6/15/26	1,565,000	1,748,950
Rhode Island Commerce Corp., Revenue Bonds Series B 5.00%, due 6/15/29	12,800,000	14,929,152
Rhode Island Health & Educational Building Corp., Hospital Financing-Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/26	5,000,000	5,731,900
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, due 6/1/35	20,000,000	21,384,400

		43,794,402

	Principal Amount	Value
South Carolina 2.0%
Greenwood Fifty Schools Facilities, Inc., School District No. 50, Revenue Bonds Insured: BAM 5.00%, due 12/1/26	$2,225,000	$2,638,005
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: AGC 5.75%, due 1/1/34	10,345,000	11,804,266
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds Series A 5.00%, due 8/1/19	420,000	452,495
Series A 5.25%, due 8/1/30	2,955,000	3,201,477
South Carolina Public Service Authority, Revenue Bonds Series C 5.00%, due 12/1/29	5,000,000	5,512,100
Series A 5.00%, due 12/1/32	10,000,000	11,011,800
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds Series A 5.00%, due 12/1/25	6,445,000	7,010,484
Series D 5.00%, due 12/1/26	2,595,000	2,827,434
Series C 5.00%, due 12/1/36	3,310,000	3,477,221
Sumter Two School Facilities, Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/27	1,100,000	1,272,414

		49,207,696

South Dakota 0.1%
Harrisburg School District No. 41-2, Unlimited General Obligation 5.00%, due 7/15/33	1,370,000	1,490,971

Tennessee 1.5%
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Revenue Bonds Series A 6.00%, due 7/1/38	3,605,000	3,931,180
Series A 6.50%, due 7/1/38	6,500,000	7,189,975

26	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University Medical Center, Revenue Bonds 5.00%, due 7/1/46	$10,000,000	$11,068,700
Shelby County Health Educational & Housing Facilities Board, Methodist Le Bonheur, Revenue Bonds Series A, Insured: AGM 0.86%, due 6/1/42 (a)	14,750,000	14,750,000

		36,939,855

Texas 6.0%
Central Texas Turnpike System, Revenue Bonds Series C 5.00%, due 8/15/34	5,000,000	5,529,900
Series B 5.00%, due 8/15/37	1,445,000	1,610,019
City of Dallas TX, Limited General Obligation Insured: BAM 5.00%, due 2/15/23	7,225,000	8,377,316
City of Donna TX, Tax & Toll Bridge, Limited General Obligation Insured: BAM 5.00%, due 2/15/30	1,035,000	1,172,096
City of Houston TX, Unrefunded, Revenue Bonds Series B 5.00%, due 9/1/31	285,000	285,849
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Revenue Bonds 5.00%, due 7/1/38	4,280,000	4,772,799
Harris County-Houston Sports Authority, CABS, Revenue Bonds Senior Lien-Series A, Insured: AGM (zero coupon), due 11/15/40	17,115,000	5,256,359
Houston Higher Education Finance Corp., Prerefunded-Cosmos Foundation, Inc., Revenue Bonds Series S 6.50%, due 5/15/31	565,000	679,429
North Harris County Regional Water Authority, Senior Lien, Revenue Bonds Insured: BAM 5.00%, due 12/15/32	3,215,000	3,625,620

	Principal Amount	Value
Texas (continued)
♦North Texas Tollway Authority, Revenue Bonds Series A 5.00%, due 1/1/34	$1,400,000	$1,577,338
Series A 5.00%, due 1/1/35	2,950,000	3,310,815
Series A, Insured: BAM 5.00%, due 1/1/38	9,500,000	10,668,880
Series B 5.00%, due 1/1/40	22,140,000	24,494,810
North Texas Tollway Authority, Special Projects System, Revenue Bonds Series A 5.50%, due 9/1/41	6,695,000	7,709,761
Series A 6.00%, due 9/1/41	3,500,000	4,103,155
Port Arthur Independent School District, Unlimited General Obligation Series E 5.00%, due 2/15/28	1,675,000	1,999,146
Series E 5.00%, due 2/15/29	1,765,000	2,084,218
Series E 5.00%, due 2/15/30	1,855,000	2,173,689
Series E 5.00%, due 2/15/31	1,950,000	2,267,733
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds Series A 5.00%, due 11/15/23	1,245,000	1,461,144
Series A 5.00%, due 11/15/24	1,305,000	1,548,474
Series A 5.00%, due 11/15/25	1,370,000	1,628,916
Series A 5.00%, due 11/15/26	1,440,000	1,714,421
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/30	17,100,000	18,545,292
5.00%, due 12/15/31	4,575,000	4,939,765
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds 7.00%, due 6/30/40	5,000,000	5,672,700
7.50%, due 6/30/32	4,095,000	4,741,969
7.50%, due 6/30/33	5,500,000	6,349,585
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	7,965,000	8,977,033

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds Insured: BAM 4.00%, due 5/1/31	$1,000,000	$1,028,210
Insured: BAM 4.00%, due 5/1/32	1,295,000	1,323,529
Texas Public Finance Authority, Southern University Financing System, Revenue Bonds Insured: BAM 5.00%, due 11/1/20	155,000	171,360
Viridian Municipal Management District, Unlimited General Obligation Insured: BAM 6.00%, due 12/1/32	500,000	613,330

		150,414,660

U.S. Virgin Islands 2.3%
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Series A 5.00%, due 10/1/32	5,100,000	4,324,953
Series A 6.625%, due 10/1/29	6,960,000	5,778,679
Series A 6.75%, due 10/1/37	5,000,000	4,017,050
♦Virgin Islands Public Finance Authority, Revenue Bonds 5.00%, due 9/1/30 (c)	5,000,000	5,477,650
Series C 5.00%, due 10/1/30	18,500,000	14,459,600
Series A, Insured: AGM 5.00%, due 10/1/32	15,440,000	16,309,118
Series C, Insured: AGM 5.00%, due 10/1/39	5,800,000	6,096,960

		56,464,010

Utah 0.0%‡
City of Herriman UT, Towne Centre Assessment Area, Special Assessment 5.00%, due 11/1/29	55,000	61,174

Virginia 0.6%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds Insured: AGM 5.00%, due 7/1/41	14,250,000	16,165,628

	Principal Amount	Value
Wisconsin 0.7%
Wisconsin Center District, Junior Dedicated, Revenue Bonds Series A 5.00%, due 12/15/31	$3,665,000	$3,992,468
Series A 5.00%, due 12/15/32	2,850,000	3,093,931
Wisconsin State Health & Educational Facilities Authority, Medical College of Wisconsin, Revenue Bonds 5.00%, due 12/1/41	10,300,000	11,575,861

		18,662,260

Wyoming 0.0%‡
West Park Hospital District, Revenue Bonds Series A 6.375%, due 6/1/26	1,000,000	1,129,460

Total Municipal Bonds (Cost $2,456,921,843)		2,462,502,958

Total Investments (Cost $2,456,921,843) (d)	98.6%	2,462,502,958
Other Assets, Less Liabilities	1.4	33,942,205
Net Assets	100.0%	$2,496,445,163

‡	Less than one-tenth of a percent.

(a)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2017.

(b)	Interest on these securities was subject to alternative minimum tax.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	As of April 30, 2017, cost was $2,457,085,838 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$52,735,476
Gross unrealized depreciation	(47,318,356)

Net unrealized appreciation	$5,417,120

28	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(4,605)	June 2017	$(578,934,844)	$(3,540,800)
United States Treasury Long Bond	(600)	June 2017	(91,781,250)	(770,160)

			$(670,716,094)	$(4,310,960)

1.	As of April 30, 2017, cash in the amount of $9,077,250 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2017.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

Q-SBLF—Qualified School Board Loan Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$2,462,502,958	$—	$2,462,502,958

Total Investments in Securities	$—	$2,462,502,958	$—	$2,462,502,958

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(4,310,960)	$—	$—	$(4,310,960)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $2,456,921,843)	$2,462,502,958
Cash	11,909,548
Cash collateral on deposit at broker	9,077,250
Receivables:
Interest	29,442,306
Fund shares sold	8,237,112
Investment securities sold	3,740,089
Other assets	188,890

Total assets	2,525,098,153

Liabilities
Payables:
Fund shares redeemed	14,145,058
Investment securities purchased	10,406,485
Manager (See Note 3)	871,493
Variation margin on futures contracts	509,766
NYLIFE Distributors (See Note 3)	387,283
Transfer agent (See Note 3)	354,290
Shareholder communication	61,645
Professional fees	53,740
Custodian	21,730
Trustees	3,432
Accrued expenses	16,195
Interest expense and fees payable	22
Dividend payable	1,821,851

Total liabilities	28,652,990

Net assets	$2,496,445,163

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$2,524,173
Additional paid-in capital	2,523,418,419

2,525,942,592
Distributions in excess of net investment income	(590,400)
Accumulated net realized gain (loss) on investments and futures transactions	(30,177,184)
Net unrealized appreciation (depreciation) on investments and futures contracts	1,270,155

Net assets	$2,496,445,163

Class A
Net assets applicable to outstanding shares	$1,337,174,011

Shares of beneficial interest outstanding	135,221,622

Net asset value per share outstanding	$9.89
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.36

Investor Class
Net assets applicable to outstanding shares	$16,314,910

Shares of beneficial interest outstanding	1,642,402

Net asset value per share outstanding	$9.93
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.40

Class B
Net assets applicable to outstanding shares	$18,760,102

Shares of beneficial interest outstanding	1,897,667

Net asset value and offering price per share outstanding	$9.89

Class C
Net assets applicable to outstanding shares	$246,937,333

Shares of beneficial interest outstanding	24,964,738

Net asset value and offering price per share outstanding	$9.89

Class I
Net assets applicable to outstanding shares	$877,258,807

Shares of beneficial interest outstanding	88,690,893

Net asset value and offering price per share outstanding	$9.89

30	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$47,101,749
Other income	1,601

Total income	47,103,350

Expenses
Manager (See Note 3)	4,996,614
Distribution/Service—Class A (See Note 3)	1,517,381
Distribution/Service—Investor Class (See Note 3)	19,629
Distribution/Service—Class B (See Note 3)	46,498
Distribution/Service—Class C (See Note 3)	637,750
Transfer agent (See Note 3)	1,157,071
Registration	133,240
Shareholder communication	84,058
Professional fees	71,405
Trustees	28,833
Custodian	13,229
Interest expense	22
Miscellaneous	42,769

Total expenses	8,748,499

Net investment income (loss)	38,354,851

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(10,742,744)
Futures transactions	10,137,501

Net realized gain (loss) on investments and futures transactions	(605,243)

Net change in unrealized appreciation (depreciation) on:
Investments	(61,708,497)
Futures contracts	(7,154,009)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(68,862,506)

Net realized and unrealized gain (loss) on investments and futures transactions	(69,467,749)

Net increase (decrease) in net assets resulting from operations	$(31,112,898)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$38,354,851	$60,957,004
Net realized gain (loss) on investments and futures transactions	(605,243)	11,584,969
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(68,862,506)	20,765,756

Net increase (decrease) in net assets resulting from operations	(31,112,898)	93,307,729

Dividends to shareholders:
From net investment income:
Class A	(19,507,313)	(29,941,632)
Investor Class	(254,626)	(523,544)
Class B	(278,362)	(513,958)
Class C	(3,816,726)	(6,517,375)
Class I	(14,497,869)	(23,448,205)

Total dividends to shareholders	(38,354,896)	(60,944,714)

Capital share transactions:
Net proceeds from sale of shares	945,338,422	1,340,967,616
Net asset value of shares issued to shareholders in reinvestment of dividends	27,363,117	40,908,955
Cost of shares redeemed	(863,030,080)	(450,743,183)

Increase (decrease) in net assets derived from capital share transactions	109,671,459	931,133,388

Net increase (decrease) in net assets	40,203,665	963,496,403

Net Assets
Beginning of period	2,456,241,498	1,492,745,095

End of period	$2,496,445,163	$2,456,241,498

Distributions in excess of net investment income at end of period	$(590,400)	$(590,355)

32	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.18		$9.93	$10.03	$9.33	$10.04	$9.26

Net investment income (loss)	0.16		0.32	0.35	0.39	0.38	0.38 (a)
Net realized and unrealized gain (loss) on investments	(0.29)		0.25	(0.10)	0.70	(0.72)	0.79

Total from investment operations	(0.13)		0.57	0.25	1.09	(0.34)	1.17

Less dividends and distributions:
From net investment income	(0.16)		(0.32)	(0.35)	(0.39)	(0.37)	(0.39)

Net asset value at end of period	$9.89		$10.18	$9.93	$10.03	$9.33	$10.04

Total investment return (b)	(1.28%)		5.73%	2.58%	11.86%	(3.52%)	12.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.21	% ††	3.04%	3.51%	3.99%	3.72%	3.91%
Net expenses	0.81	% ††	0.80%	0.81%	0.78%	0.78%	0.79%
Expenses (before waiver/reimbursement)	0.81	% ††	0.80%	0.82%	0.83%	0.83%	0.84%
Portfolio turnover rate	38%		47%	46%	68%	111%	125%
Net assets at end of period (in 000’s)	$1,337,174		$1,248,065	$761,278	$427,586	$417,984	$424,757

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.23		$9.97	$10.08	$9.38	$10.08	$9.31

Net investment income (loss)	0.16		0.32	0.35	0.39	0.36	0.38 (a)
Net realized and unrealized gain (loss) on investments	(0.30)		0.26	(0.11)	0.69	(0.70)	0.77

Total from investment operations	(0.14)		0.58	0.24	1.08	(0.34)	1.15

Less dividends:
From net investment income	(0.16)		(0.32)	(0.35)	(0.38)	(0.36)	(0.38)

Net asset value at end of period	$9.93		$10.23	$9.97	$10.08	$9.38	$10.08

Total investment return (b)	(1.36%)		5.83%	2.47%	11.76%	(3.45%)	12.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.24	% ††	3.11%	3.54%	3.94%	3.67%	3.92%
Net expenses	0.79	% ††	0.79%	0.82%	0.84%	0.84%	0.86%
Expenses (before waiver/reimbursement)	0.79	% ††	0.79%	0.83%	0.89%	0.89%	0.91%
Portfolio turnover rate	38%		47%	46%	68%	111%	125%
Net assets at end of period (in 000’s)	$16,315		$16,344	$17,259	$18,264	$19,094	$21,437

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.18		$9.92	$10.03	$9.33	$10.03	$9.26

Net investment income (loss)	0.15		0.29	0.33	0.35	0.34	0.35 (a)
Net realized and unrealized gain (loss) on investments	(0.29)		0.26	(0.11)	0.71	(0.70)	0.78

Total from investment operations	(0.14)		0.55	0.22	1.06	(0.36)	1.13

Less dividends and distributions:
From net investment income	(0.15)		(0.29)	(0.33)	(0.36)	(0.34)	(0.36)

Net asset value at end of period	$9.89		$10.18	$9.92	$10.03	$9.33	$10.03

Total investment return (b)	(1.39%)		5.58%	2.21%	11.52%	(3.73%)	12.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.99	% ††	2.84%	3.28%	3.69%	3.41%	3.59%
Net expenses	1.04	% ††	1.04%	1.07%	1.09%	1.09%	1.11%
Expenses (before waiver/reimbursement)	1.04	% ††	1.04%	1.08%	1.14%	1.14%	1.16%
Portfolio turnover rate	38%		47%	46%	68%	111%	125%
Net assets at end of period (in 000’s)	$18,760		$19,318	$16,806	$12,439	$12,459	$13,230

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.18		$9.93	$10.03	$9.34	$10.04	$9.27

Net investment income (loss)	0.15		0.29	0.33	0.36	0.35	0.35 (a)
Net realized and unrealized gain (loss) on investments	(0.29)		0.25	(0.10)	0.69	(0.71)	0.78

Total from investment operations	(0.14)		0.54	0.23	1.05	(0.36)	1.13

Less dividends:
From net investment income	(0.15)		(0.29)	(0.33)	(0.36)	(0.34)	(0.36)

Net asset value at end of period	$9.89		$10.18	$9.93	$10.03	$9.34	$10.04

Total investment return (b)	(1.39%)		5.48%	2.31%	11.40%	(3.72%)	12.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.99	% ††	2.81%	3.28%	3.68%	3.42%	3.58%
Net expenses	1.04	% ††	1.04%	1.07%	1.09%	1.09%	1.11%
Expenses (before waiver/reimbursement)	1.04	% ††	1.04%	1.08%	1.14%	1.14%	1.16%
Portfolio turnover rate	38%		47%	46%	68%	111%	125%
Net assets at end of period (in 000’s)	$246,937		$273,386	$183,509	$154,863	$150,244	$142,246

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

34	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.18		$9.93	$10.03	$9.34	$10.04	$9.27

Net investment income (loss)	0.17		0.34	0.38	0.41	0.40	0.40 (a)
Net realized and unrealized gain (loss) on investments	(0.29)		0.25	(0.10)	0.69	(0.71)	0.78

Total from investment operations	(0.12)		0.59	0.28	1.10	(0.31)	1.18

Less dividends:
From net investment income	(0.17)		(0.34)	(0.38)	(0.41)	(0.39)	(0.41)

Net asset value at end of period	$9.89		$10.18	$9.93	$10.03	$9.34	$10.04

Total investment return (b)	(1.16%)		5.99%	2.83%	12.02%	(3.18%)	12.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.46	% ††	3.29%	3.78%	4.21%	4.00%	4.06%
Net expenses	0.56	% ††	0.55%	0.56%	0.53%	0.54%	0.54%
Expenses (before waiver/reimbursement)	0.56	% ††	0.55%	0.57%	0.58%	0.59%	0.59%
Portfolio turnover rate	38%		47%	46%	68%	111%	125%
Net assets at end of period (in 000’s)	$877,259		$899,128	$513,893	$314,005	$236,531	$142,603

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, and is governed by a Declaration of Trust, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Tax Free Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers seven classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge.

Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current

36	MainStay Tax Free Bond Fund

day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual

37

Notes to Financial Statements (Unaudited) (continued)

funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or

38	MainStay Tax Free Bond Fund

a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. As a result of Puerto Rico’s debt restructuring process, events could occur rapidly that significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond

39

Notes to Financial Statements (Unaudited) (continued)

insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2017, 100% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2017:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(4,310,960)	$(4,310,960)

Total Fair Value		$(4,310,960)	$(4,310,960)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$10,137,501	$10,137,501

Total Realized Gain (Loss)		$10,137,501	$10,137,501

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(7,154,009)	$(7,154,009)

Total Change in Unrealized Appreciation (Depreciation)		$(7,154,009)	$(7,154,009)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(436,815,125)	$(436,815,125)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the six-month period ended April 30, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.43% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

40	MainStay Tax Free Bond Fund

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.82% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except R6. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $4,996,614.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor and Class T Class Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $24,557 and $3,283, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $159,700, $17,412 and $45,074, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$613,212
Investor Class	6,532
Class B	7,739
Class C	106,053
Class I	423,535

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the years ended April 30, 2017 and October 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$407,328
Exempt Interest Dividends	60,537,386
Total	$60,944,714

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the

41

Notes to Financial Statements (Unaudited) (continued)

Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $945,094 and $889,835, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	62,681,207	$615,092,493
Shares issued to shareholders in reinvestment of dividends and distributions	1,689,007	16,589,961
Shares redeemed	(50,221,627)	(493,267,260)

Net increase (decrease) in shares outstanding before conversion	14,148,587	138,415,194
Shares converted into Class A (See Note 1)	61,999	606,340
Shares converted from Class A (See Note 1)	(1,574,455)	(15,446,593)

Net increase (decrease)	12,636,131	$123,574,941

Year ended October 31, 2016:
Shares sold	70,104,399	$718,773,459
Shares issued to shareholders in reinvestment of dividends and distributions	2,323,481	23,781,700
Shares redeemed	(26,748,385)	(273,435,455)

Net increase (decrease) in shares outstanding before conversion	45,679,495	469,119,704
Shares converted into Class A (See Note 1)	389,062	3,980,913
Shares converted from Class A (See Note 1)	(178,665)	(1,844,440)

Net increase (decrease)	45,889,892	$471,256,177

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	88,972	$879,419
Shares issued to shareholders in reinvestment of dividends and distributions	23,229	229,164
Shares redeemed	(92,590)	(914,783)

Net increase (decrease) in shares outstanding before conversion	19,611	193,800
Shares converted into Investor Class (See Note 1)	74,039	730,519
Shares converted from Investor Class (See Note 1)	(49,385)	(485,095)

Net increase (decrease)	44,265	$439,224

Year ended October 31, 2016:
Shares sold	298,750	$3,069,918
Shares issued to shareholders in reinvestment of dividends and distributions	45,201	463,700
Shares redeemed	(167,244)	(1,712,234)

Net increase (decrease) in shares outstanding before conversion	176,707	1,821,384
Shares converted into Investor Class (See Note 1)	64,521	663,592
Shares converted from Investor Class (See Note 1)	(373,924)	(3,842,733)

Net increase (decrease)	(132,696)	$(1,357,757)

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	161,236	$1,585,222
Shares issued to shareholders in reinvestment of dividends and distributions	25,806	253,344
Shares redeemed	(166,636)	(1,638,821)

Net increase (decrease) in shares outstanding before conversion	20,406	199,745
Shares converted from Class B (See Note 1)	(20,655)	(202,031)

Net increase (decrease)	(249)	$(2,286)

Year ended October 31, 2016:
Shares sold	630,080	$6,448,957
Shares issued to shareholders in reinvestment of dividends and distributions	45,024	459,842
Shares redeemed	(446,357)	(4,581,911)

Net increase (decrease) in shares outstanding before conversion	228,747	2,326,888
Shares converted from Class B (See Note 1)	(24,509)	(250,623)

Net increase (decrease)	204,238	$2,076,265

42	MainStay Tax Free Bond Fund

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	2,484,378	$24,488,719
Shares issued to shareholders in reinvestment of dividends and distributions	285,759	2,807,443
Shares redeemed	(4,649,414)	(45,705,891)

Net increase (decrease)	(1,879,277)	$(18,409,729)

Year ended October 31, 2016:
Shares sold	10,920,726	$111,687,557
Shares issued to shareholders in reinvestment of dividends and distributions	452,436	4,629,198
Shares redeemed	(3,007,809)	(30,750,636)

Net increase (decrease) in shares outstanding before conversion	8,365,353	85,566,119
Shares converted from Class C (See Note 1)	(3,327)	(34,435)

Net increase (decrease)	8,362,026	$85,531,684

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	30,837,353	$303,292,569
Shares issued to shareholders in reinvestment of dividends and distributions	761,610	7,483,205
Shares redeemed	(32,703,505)	(321,503,325)

Net increase (decrease) in shares outstanding before conversion	(1,104,542)	(10,727,551)
Shares converted into Class I (See Note 1)	1,508,278	14,796,860

Net increase (decrease)	403,736	$4,069,309

Year ended October 31, 2016 :
Shares sold	48,954,715	$500,987,725
Shares issued to shareholders in reinvestment of dividends and distributions	1,130,288	11,574,515
Shares redeemed	(13,682,575)	(140,262,947)

Net increase (decrease) in shares outstanding before conversion	36,402,428	372,299,293
Shares converted into Class I (See Note 1)	128,216	1,327,726

Net increase (decrease)	36,530,644	$373,627,019

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with

44	MainStay Tax Free Bond Fund

overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the

Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in

46	MainStay Tax Free Bond Fund

fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the

Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

47

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

48	MainStay Tax Free Bond Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737619 MS144-17	MST10-06/17 (NYLIM) NL013

MainStay Convertible Fund

Message from the President and Semiannual Report

Unaudited   |   April 30, 2017

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Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	4.93 11.04%	8.94 15.28%	8.35 9.59%	6.41 7.01%	1.01 1.01%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	4.79 10.88	8.70 15.03	8.15 9.38	6.07 6.72	1.18 1.18
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	5.49 10.49	9.20 14.20	8.28 8.57	6.02 6.02	1.93 1.93
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	9.50 10.50	13.21 14.21	8.56 8.56	6.02 6.02	1.93 1.93
Class I Shares	No Sales Charge		11/28/2008	11.16	15.55	9.88	13.59	0.76

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
BofA Merrill Lynch U.S. Convertible Index[4]	10.49%	17.71%	10.48%	6.60%
Average Lipper Convertible Securities Fund[5]	8.83	14.19	7.66	4.89

4.	The BofA Merrill Lynch U.S. Convertible Index is the Fund’s primary broad-based securities market index for comparison purposes. The BofA Merrill Lynch U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,110.40	$5.18	$1,019.90	$4.96	0.99%

Investor Class Shares	$1,000.00	$1,108.80	$6.01	$1,019.10	$5.76	1.15%

Class B Shares	$1,000.00	$1,104.90	$9.92	$1,015.40	$9.49	1.90%

Class C Shares	$1,000.00	$1,105.00	$9.92	$1,015.40	$9.49	1.90%

Class I Shares	$1,000.00	$1,111.60	$3.61	$1,021.40	$3.46	0.69%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Priceline Group, Inc., 0.35%–1.00%, due 3/15/18–6/15/20

2.	DISH Network Corp., 3.375%, due 8/15/26

3.	Teleflex, Inc., 3.875%, due 8/1/17

4.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27

5.	Danaher Corp., (zero coupon), due 1/22/21
6.	XPO Logistics, Inc., 4.50%, due 10/1/17

7.	Bank of America Corp.

8.	Macquarie Infrastructure Corp., 2.875%, due 7/15/19

9.	Air Lease Corp., 3.875%, due 12/1/18

10.	Hologic, Inc., 2.00%, due 3/1/42

8	MainStay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Convertible Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Convertible Fund returned 11.04% for Class A shares, 10.88% for Investor Class shares, 10.49% for Class B shares and 10.50% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 11.16%. During the reporting period, Class A, Investor Class, Class C and Class I shares outperformed—and Class B shares performed in line with—the 10.49% return of the BofA Merrill Lynch U.S. Convertible Index,1 which is the Fund’s broad-based securities-market index. During the six months ended April 30, 2017, all share classes outperformed the 8.83% return of the Average Lipper2 Convertible Securities Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance benefited from a portfolio composition that differed significantly from that of the BofA Merrill Lynch U.S. Convertible Index and most of the Fund’s peers. The Fund’s most significant gainers—such as logistics and trucking company XPO Logistics, specialty medical devices company Teleflex and diversified industrial manufacturer Wabash National—did not have large weightings in the Index and were lightly held by the Fund’s peers, which helped the Fund’s relative performance. The Fund had a higher delta (a higher sensitivity to price changes in the underlying stocks) than the positions in the BofA Merrill Lynch U.S. Convertible Index, which also aided performance during the reporting period as stock prices rose.

What was the Fund’s duration3 during the reporting period?

Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide our investment decisions regarding the Fund’s convertible security holdings. At the end of the reporting period, the effective duration of the Fund was 3.42 years.

During the reporting period, which sectors and securities were the strongest contributors to the Fund’s absolute performance and which were particularly weak?

The strongest contributions to absolute performance came from the information technology and transportation sectors. (Contributions take weightings and total returns into account.) Within the information technology sector, convertible bonds of semiconductor chip developers Advanced Micro Devices, Nvidia and Xilinx were the Fund’s third-, fourth- and sixth-best performers, respectively, in terms of dollars earned. Semiconductor companies generally reported better-than-expected sales and earnings, as most of their end markets—including autos, gaming and emerging technologies such as self-driving automobiles—remained strong. Within the transportation sector, a convertible bond position in logistics and trucking company XPO Logistics was the Fund’s second-best performer during the reporting period. XPO Logistics was a standout performer after the company’s 2016 financial results allayed investor concerns that the company was making too many acquisitions and taking on too much debt. XPO Logistics’ year-end results showed that the company was generating free cash flow, selling less desirable operations and paying down debt. Also in the transportation sector, a convertible bond position in aircraft leasing company Air Lease Corp. was a significant contributor to the Fund’s absolute performance.

The biggest detractors from the Fund’s absolute performance came from the health care and energy sectors. Convertible securities of several health care–related companies were poor performers as investors shunned the sector in the wake of concerns surrounding pricing practices, as well as earnings misses by several health care companies. Convertible preferred shares of Teva Pharmaceutical Industries, along with the convertible bonds of specialty pharmaceuticals companies Depomed and AMAG Pharmaceuticals, were the Fund’s worst performing securities during the reporting period. Teva Pharmaceutical Industries convertible preferred shares declined after the company was forced to lower earnings estimates for the year and the company fired its chief executive officer. Depomed declined as it, too, missed earnings projections because doctors were reluctant to prescribe its largest selling product—an opioid with the potential for abuse. AMAG Pharmaceuticals’ shares declined after the company told investors that a product in development failed to meet expectations, which would likely affect the company’s future sales and profits. Convertible holdings of most of the Fund’s energy-related holdings declined during the reporting period, largely in response to weak crude oil prices. Fund holdings in synthetic convertible bonds of Schlumberger, Ltd.; convertible preferred shares of energy producer Southwestern Energy; and convertible bonds of energy service companies Helix Energy and Ensco were all noteworthy detractors from performance.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, noteworthy purchases included convertible bonds of satellite television provider DISH Networks.

1.	See footnote on page 6 for more information on the BofA Merrill Lynch All U.S. Convertible Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

We believed that there could be material upside if the company could realize value for Dish Network’s wireless spectrum assets. We initiated a position in convertible bonds of Latin American e-commerce company Mercadolibre, as the company had increased sales and free cash flow at a rapid rate. Finally, we initiated a position in convertible bonds of data analytics company NICE Systems, as its valuation, strong fundamental business and history of exceeding profit targets made it attractive.

Meaningful sales during the reporting period included convertible bonds of homebuilder Lennar Corp. These bonds were converted into common stock at maturity and were sold from the Fund. Convertible preferred shares of auto manufacturer Fiat Chrysler Automobiles also converted into common stock at maturity and were eliminated from the Fund. Convertible bonds of semiconductor chip maker Nvidia were sold because we believed that the company’s common shares were fully valued.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund decreased its weighting in the industrial sector, which was primarily the result of the conversion and sale of its Stanley Black & Decker convertible preferred position. The Fund increased its weighting in the financial sector, largely through the purchase of MGIC Investment convertible bonds and the purchase of Bank of America and Wells Fargo convertible preferred securities.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund held overweight positions relative to the BofA Merrill Lynch U.S. Convertible Index in the energy, health care and industrials sectors. As of the same date, the Fund held underweight positions relative to the Index in the financials, utilities and information technology sectors. As of April 30, 2017, the Fund held neutrally weighted positions in the consumer discretionary, consumer staples, materials and telecommunications sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Convertible Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value
Convertible Securities 88.1%† Convertible Bonds 74.7%
Auto Manufacturers 1.1%
Wabash National Corp. 3.375%, due 5/1/18	$5,555,000	$11,064,866

Banks 1.8%
JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/3/17 (a)(b)	14,750,000	18,829,850

Biotechnology 5.0%
AMAG Pharmaceuticals, Inc. 2.50%, due 2/15/19	6,962,000	7,949,734
BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	15,698,000	18,572,696
Illumina, Inc. (zero coupon), due 6/15/19	4,300,000	4,423,625
0.50%, due 6/15/21	6,977,000	7,469,751
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	6,684,000	6,266,250
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	7,495,000	7,832,275

		52,514,331

Commercial Services 3.0%
Carriage Services, Inc. 2.75%, due 3/15/21	6,573,000	8,651,711
♦Macquarie Infrastructure Corp. 2.875%, due 7/15/19	20,595,000	23,079,272

		31,730,983

Computers 1.1%
Lumentum Holdings, Inc. 0.25%, due 3/15/24 (a)	11,687,000	11,701,609

Finance—Credit Card 1.1%
Blackhawk Network Holdings, Inc. 1.50%, due 1/15/22 (a)	10,649,000	11,594,099

Finance—Leasing Companies 2.2%
♦Air Lease Corp. 3.875%, due 12/1/18	15,781,000	22,547,104

Health Care—Products 7.5%
♦Danaher Corp. (zero coupon), due 1/22/21	8,558,000	27,262,579
♦ Hologic, Inc. 2.00%, due 3/1/42 (c)	14,453,000	21,128,479

	Principal Amount	Value
Health Care—Products (continued)
♦Teleflex, Inc. 3.875%, due 8/1/17	$8,849,000	$29,638,619

		78,029,677

Health Care—Services 4.3%
Anthem, Inc. 2.75%, due 10/15/42	7,160,000	17,474,875
HealthSouth Corp. 2.00%, due 12/1/43	12,391,000	16,301,909
Molina Healthcare, Inc. 1.625%, due 8/15/44	10,151,000	11,140,723

		44,917,507

Internet 6.6%
MercadoLibre, Inc. 2.25%, due 7/1/19	5,685,000	10,606,078
♦Priceline Group, Inc.
0.35%, due 6/15/20	7,782,000	11,386,039
1.00%, due 3/15/18	12,338,000	24,105,367
Proofpoint, Inc.
0.75%, due 6/15/20	2,051,000	2,352,241
1.25%, due 12/15/18	1,889,000	3,663,479
Twitter, Inc. 0.25%, due 9/15/19	9,161,000	8,720,127
WebMD Health Corp.
1.50%, due 12/1/20	3,489,000	4,230,413
2.625%, due 6/15/23 (a)	4,482,000	4,339,136

		69,402,880

Machinery—Diversified 1.1%
Chart Industries, Inc. 2.00%, due 8/1/18	11,153,000	11,118,147

Media 5.1%
♦DISH Network Corp. 3.375%, due 8/15/26 (a)	24,436,000	30,025,735
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23 (a)	9,441,000	10,650,628
Liberty Media Corp. 1.375%, due 10/15/23	11,345,000	12,841,122

		53,517,485

Oil & Gas 2.0%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (a)	8,306,000	7,709,006
Oasis Petroleum, Inc. 2.625%, due 9/15/23	10,653,000	12,983,344

		20,692,350

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Oil & Gas Services 3.2%
Helix Energy Solutions Group, Inc. 4.25%, due 5/1/22	$13,111,000	$12,119,481
Newpark Resources, Inc. 4.00%, due 12/1/21 (a)	2,902,000	3,203,082
Weatherford International, Ltd. 5.875%, due 7/1/21	15,148,000	18,045,055

		33,367,618

Pharmaceuticals 1.8%
Depomed, Inc. 2.50%, due 9/1/21	5,456,000	5,087,720
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24 (a)	1,906,000	1,982,240
Pacira Pharmaceuticals, Inc. 2.375%, due 4/1/22 (a)	5,218,000	5,544,125
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	5,832,000	6,203,790

		18,817,875

Real Estate Investment Trusts 1.2%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	9,324,000	12,657,330

Semiconductors 12.7%
Advanced Micro Devices, Inc. 2.125%, due 9/1/26	4,965,000	9,154,219
Inphi Corp. 1.125%, due 12/1/20	7,021,000	8,732,369
Lam Research Corp. 1.25%, due 5/15/18	6,444,000	15,409,215
♦Microchip Technology, Inc. 1.625%, due 2/15/25	13,990,000	20,521,581
1.625%, due 2/15/27 (a)	7,129,000	7,333,959
Micron Technology, Inc. 3.00%, due 11/15/43	7,770,000	8,430,450
NXP Semiconductors N.V. 1.00%, due 12/1/19	15,332,000	17,948,023
ON Semiconductor Corp. 1.00%, due 12/1/20	9,913,000	10,501,584
Rambus, Inc. 1.125%, due 8/15/18	7,638,000	8,798,021
Silicon Laboratories, Inc. 1.375%, due 3/1/22 (a)	12,142,000	12,802,221
Xilinx, Inc. 2.625%, due 6/15/17	6,078,000	13,401,990

		133,033,632

Software 8.0%
Citrix Systems, Inc. 0.50%, due 4/15/19	8,035,000	9,878,028

	Principal Amount	Value
Software (continued)
NICE Systems, Inc. 1.25%, due 1/15/24 (a)	$15,655,000	$16,261,631
Nuance Communications, Inc. 1.25%, due 4/1/25 (a)	11,278,000	11,496,511
Red Hat, Inc. 0.25%, due 10/1/19	5,864,000	7,736,815
Salesforce.com, Inc. 0.25%, due 4/1/18	9,409,000	12,502,209
ServiceNow, Inc. (zero coupon), due 11/1/18	6,825,000	9,213,750
Verint Systems, Inc. 1.50%, due 6/1/21	17,084,000	16,539,448

		83,628,392

Telecommunications 1.6%
Finisar Corp. 0.50%, due 12/15/36 (a)	6,569,000	6,133,804
Viavi Solutions, Inc. 1.00%, due 3/1/24 (a)	9,915,000	10,131,890

		16,265,694

Transportation 4.3%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	10,926,000	11,998,114
Echo Global Logistics, Inc. 2.50%, due 5/1/20	8,755,000	8,229,700
♦XPO Logistics, Inc. 4.50%, due 10/1/17	8,323,000	25,062,633

		45,290,447

Total Convertible Bonds (Cost $680,189,757)		780,721,876

	Shares
Convertible Preferred Stocks 13.4%
Aerospace & Defense 0.4%
Arconic, Inc. 5.375%	88,185	3,744,335

Banks 2.8%
♦Bank of America Corp. Series L 7.25%	12,072	14,648,406
Wells Fargo & Co. Series L 7.50%	11,552	14,671,040

		29,319,446

Chemicals 1.2%
A. Schulman, Inc. 6.00%	14,423	12,548,010

12	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Convertible Preferred Stocks (continued)
Food 1.9%
Post Holdings, Inc. 3.75%	60,463	$10,929,413
Tyson Foods, Inc. 4.75%	133,648	9,268,489

		20,197,902

Oil & Gas 2.1%
Hess Corp. 8.00%	293,774	17,523,619
Sanchez Energy Corp. Series A 4.875%	35,932	1,027,321
Southwestern Energy Co. Series B 6.25%	184,819	3,415,455

		21,966,395

Pharmaceuticals 2.6%
Allergan PLC Series A 5.50%	16,171	14,000,528
Teva Pharmaceutical Industries, Ltd. 7.00%	22,694	12,958,274

		26,958,802

Real Estate Investment Trusts 1.5%
American Tower Corp. Series A 5.25%	109,017	12,813,858
Welltower, Inc. Series I 6.50%	47,800	3,021,438

		15,835,296

Telecommunications 0.9%
T-Mobile U.S., Inc. 5.50%	85,219	9,350,229

Total Convertible Preferred Stocks (Cost $142,868,748)		139,920,415

Total Convertible Securities (Cost $823,058,505)		920,642,291

Common Stocks 3.1%
Aerospace & Defense 0.6%
United Technologies Corp.	53,105	6,318,964

Airlines 0.7%
Delta Air Lines, Inc.	175,965	7,995,849

Banks 0.9%
♦Bank of America Corp.	398,621	9,303,814

	Shares	Value
Insurance 0.1%
MGIC Investment Corp. (d)	98,181	$1,034,828

Oil & Gas 0.0%‡
Sanchez Energy Corp. (d)	9,996	77,369

Oil & Gas Services 0.8%
Baker Hughes, Inc.	51,357	3,049,065
Halliburton Co.	113,326	5,199,397

		8,248,462

Total Common Stocks (Cost $28,908,610)		32,979,286

	Principal Amount
Short-Term Investment 12.0%
Repurchase Agreement 12.0%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $125,523,915 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 9/30/22, with a Principal Amount of $128,950,000 and a Market Value of $128,034,713)	$125,522,974	125,522,974

Total Short-Term Investment (Cost $125,522,974)		125,522,974

Total Investments (Cost $977,490,089) (e)	103.2%	1,079,144,551
Other Assets, Less Liabilities	(3.2)	(33,822,567)
Net Assets	100.0%	$1,045,321,984

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock. As of April 30, 2017, the total market value of this security was $18,829,850, which represented 1.8% of the Fund’s net assets.

(c)	Step coupon—Rate shown was the rate in effect as of April 30, 2017.

(d)	Non-income producing security.

(e)	As of April 30, 2017, cost was $989,475,172 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$140,566,246
Gross unrealized depreciation	(50,896,867)

Net unrealized appreciation	$89,669,379

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$780,721,876	$—	$780,721,876
Convertible Preferred Stocks (b)	115,415,671	24,504,744	—	139,920,415

Total Convertible Securities	115,415,671	805,226,620	—	920,642,291

Common Stocks	32,979,286	—	—	32,979,286
Short-Term Investment
Repurchase Agreement	—	125,522,974	—	125,522,974

Total Investments in Securities	$148,394,957	$930,749,594	$—	$1,079,144,551

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 2 securities valued at $12,548,010, $10,929,413 and $1,027,321 are held in Chemicals, Food, and Oil & Gas, respectively, in the Convertible Preferred Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $851,967,115)	$953,621,577
Repurchase agreement, at value (identified cost $125,522,974 )	125,522,974
Cash	28,476
Receivables:
Fund shares sold	5,561,155
Dividends and interest	3,908,965
Investment securities sold	3,453,950
Other assets	68,951

Total assets	1,092,166,048

Liabilities
Payables:
Investment securities purchased	44,601,396
Fund shares redeemed	1,295,485
Manager (See Note 3)	440,314
Transfer agent (See Note 3)	213,032
NYLIFE Distributors (See Note 3)	188,306
Professional fees	48,059
Shareholder communication	44,768
Custodian	6,497
Trustees	945
Accrued expenses	5,262

Total liabilities	46,844,064

Net assets	$1,045,321,984

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$613,394
Additional paid-in capital	915,577,761

916,191,155
Distributions in excess of net investment income	(11,015,176)
Accumulated net realized gain (loss) on investments	38,491,543
Net unrealized appreciation (depreciation) on investments	101,654,462

Net assets	$1,045,321,984

Class A
Net assets applicable to outstanding shares	$421,897,615

Shares of beneficial interest outstanding	24,760,268

Net asset value per share outstanding	$17.04
Maximum sales charge (5.50% of offering price)	0.99

Maximum offering price per share outstanding	$18.03

Investor Class
Net assets applicable to outstanding shares	$83,932,777

Shares of beneficial interest outstanding	4,927,994

Net asset value per share outstanding	$17.03
Maximum sales charge (5.50% of offering price)	0.99

Maximum offering price per share outstanding	$18.02

Class B
Net assets applicable to outstanding shares	$21,587,677

Shares of beneficial interest outstanding	1,272,747

Net asset value and offering price per share outstanding	$16.96

Class C
Net assets applicable to outstanding shares	$84,100,974

Shares of beneficial interest outstanding	4,964,446

Net asset value and offering price per share outstanding	$16.94

Class I
Net assets applicable to outstanding shares	$433,802,941

Shares of beneficial interest outstanding	25,413,985

Net asset value and offering price per share outstanding	$17.07

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,858,092
Dividends (a)	3,708,657
Other income	657

Total income	9,567,406

Expenses
Manager (See Note 3)	2,730,444
Distribution/Service—Class A (See Note 3)	500,329
Distribution/Service—Investor Class (See Note 3)	102,959
Distribution/Service—Class B (See Note 3)	108,669
Distribution/Service—Class C (See Note 3)	400,167
Transfer agent (See Note 3)	659,683
Shareholder communication	56,853
Registration	51,791
Professional fees	48,786
Trustees	10,979
Custodian	4,597
Miscellaneous	19,634

Total expenses before waiver/reimbursement	4,694,891
Expense waiver/reimbursement from Manager (See Note 3)	(103,149)

Net expenses	4,591,742

Net investment income (loss)	4,975,664

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	38,503,431
Net change in unrealized appreciation (depreciation) on investments	48,541,143

Net realized and unrealized gain (loss) on investments	87,044,574

Net increase (decrease) in net assets resulting from operations	$92,020,238

(a)	Dividends recorded net of foreign withholding taxes in the amount of $105,659.

16	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,975,664	$10,115,737
Net realized gain (loss) on investments	38,503,431	15,873,363
Net change in unrealized appreciation (depreciation) on investments	48,541,143	(1,095,460)

Net increase (decrease) in net assets resulting from operations	92,020,238	24,893,640

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,387,899)	(15,680,249)
Investor Class	(648,167)	(3,095,349)
Class B	(94,930)	(783,197)
Class C	(343,776)	(2,765,653)
Class I	(3,157,942)	(11,214,166)

	(7,632,714)	(33,538,614)

From net realized gain on investments:
Class A	(6,089,507)	(17,162,761)
Investor Class	(1,306,245)	(3,477,638)
Class B	(339,058)	(1,106,480)
Class C	(1,228,067)	(3,897,027)
Class I	(4,515,780)	(11,748,242)

	(13,478,657)	(37,392,148)

Total dividends and distributions to shareholders	(21,111,371)	(70,930,762)

Capital share transactions:
Net proceeds from sale of shares	307,186,338	173,063,368
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	18,064,519	60,533,955
Cost of shares redeemed	(149,640,963)	(295,260,583)

Increase (decrease) in net assets derived from capital share transactions	175,609,894	(61,663,260)

Net increase (decrease) in net assets	246,518,761	(107,700,382)

Net Assets
Beginning of period	798,803,223	906,503,605

End of period	$1,045,321,984	$798,803,223

Distributions in excess of net investment income at end of period	$(11,015,176)	$(8,358,126)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$15.72	$16.51	$18.33	$17.33	$14.79	$15.12

Net investment income (loss) (a)	0.09	0.20	0.11	0.15	0.18	0.29
Net realized and unrealized gain (loss) on investments	1.63	0.35	(0.00)‡	1.59	3.29	0.46

Total from investment operations	1.72	0.55	0.11	1.74	3.47	0.75

Less dividends and distributions:
From net investment income	(0.14)	(0.64)	(0.47)	(0.51)	(0.31)	(0.31)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)	(0.77)

Total dividends and distributions	(0.40)	(1.34)	(1.93)	(0.74)	(0.93)	(1.08)

Net asset value at end of period	$17.04	$15.72	$16.51	$18.33	$17.33	$14.79

Total investment return (b)	11.04%	3.71%	0.58%	10.42%	24.78%	5.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%††	1.31%	0.62%	0.86%	1.13%	1.96%
Net expenses	0.99%††	1.01%	0.99%	0.97%	0.99%	1.00%
Portfolio turnover rate	18%	24%	60%	59%	77%	61%
Net assets at end of period (in 000’s)	$421,898	$368,583	$408,067	$384,987	$391,577	$317,267

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$15.72	$16.50	$18.33	$17.32	$14.79	$15.11

Net investment income (loss) (a)	0.08	0.18	0.08	0.12	0.15	0.26
Net realized and unrealized gain (loss) on investments	1.62	0.36	(0.01)	1.60	3.28	0.47

Total from investment operations	1.70	0.54	0.07	1.72	3.43	0.73

Less dividends and distributions:
From net investment income	(0.13)	(0.62)	(0.44)	(0.48)	(0.28)	(0.28)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)	(0.77)

Total dividends and distributions	(0.39)	(1.32)	(1.90)	(0.71)	(0.90)	(1.05)

Net asset value at end of period	$17.03	$15.72	$16.50	$18.33	$17.32	$14.79

Total investment return (b)	10.88%	3.60%	0.40%	10.21%	24.42%	5.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93%††	1.14%	0.45%	0.67%	0.93%	1.74%
Net expenses	1.15%††	1.18%	1.15%	1.16%	1.22%	1.22%
Portfolio turnover rate	18%	24%	60%	59%	77%	61%
Net assets at end of period (in 000’s)	$83,933	$79,430	$82,052	$85,850	$86,136	$80,378

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

18	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$15.66	$16.45	$18.30	$17.37	$14.84	$15.15

Net investment income (loss) (a)	0.02	0.06	(0.05)	(0.01)	0.03	0.15
Net realized and unrealized gain (loss) on investments	1.61	0.35	0.01	1.59	3.29	0.47

Total from investment operations	1.63	0.41	(0.04)	1.58	3.32	0.62

Less dividends and distributions:
From net investment income	(0.07)	(0.50)	(0.35)	(0.42)	(0.17)	(0.16)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)	(0.77)

Total dividends and distributions	(0.33)	(1.20)	(1.81)	(0.65)	(0.79)	(0.93)

Net asset value at end of period	$16.96	$15.66	$16.45	$18.30	$17.37	$14.84

Total investment return (b)	10.49%	2.83%	(0.36%)	9.41%	23.50%	4.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%††	0.39%	(0.30%)	(0.08%)	0.19%	0.99%
Net expenses	1.90%††	1.93%	1.90%	1.91%	1.97%	1.97%
Portfolio turnover rate	18%	24%	60%	59%	77%	61%
Net assets at end of period (in 000’s)	$21,588	$21,436	$26,537	$29,765	$32,629	$33,103

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Class C	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$15.64	$16.43	$18.29	$17.36	$14.82	$15.14

Net investment income (loss) (a)	0.01	0.06	(0.05)	(0.01)	0.03	0.15
Net realized and unrealized gain (loss) on investments	1.62	0.35	(0.00)‡	1.59	3.30	0.46

Total from investment operations	1.63	0.41	(0.05)	1.58	3.33	0.61

Less dividends and distributions:
From net investment income	(0.07)	(0.50)	(0.35)	(0.42)	(0.17)	(0.16)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)	(0.77)

Total dividends and distributions	(0.33)	(1.20)	(1.81)	(0.65)	(0.79)	(0.93)

Net asset value at end of period	$16.94	$15.64	$16.43	$18.29	$17.36	$14.82

Total investment return (b)	10.50%	2.77%	(0.30%)	9.35%	23.60%	4.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%††	0.39%	(0.30%)	(0.08%)	0.19%	0.98%
Net expenses	1.90%††	1.93%	1.90%	1.91%	1.97%	1.97%
Portfolio turnover rate	18%	24%	60%	59%	77%	61%
Net assets at end of period (in 000’s)	$84,101	$76,501	$91,833	$92,118	$78,135	$75,372

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$15.75	$16.54	$18.36	$17.35	$14.81	$15.13

Net investment income (loss) (a)	0.11	0.24	0.15	0.20	0.22	0.33
Net realized and unrealized gain (loss) on investments	1.63	0.35	(0.00)‡	1.60	3.29	0.47

Total from investment operations	1.74	0.59	0.15	1.80	3.51	0.80

Less dividends and distributions:
From net investment income	(0.16)	(0.68)	(0.51)	(0.56)	(0.35)	(0.35)
From net realized gain on investments	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)	(0.77)

Total dividends and distributions	(0.42)	(1.38)	(1.97)	(0.79)	(0.97)	(1.12)

Net asset value at end of period	$17.07	$15.75	$16.54	$18.36	$17.35	$14.81

Total investment return (b)	11.16%	3.96%	0.84%	10.74%	25.05%	5.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.36%††	1.56%	0.87%	1.11%	1.37%	2.21%
Net expenses	0.69%††	0.76%	0.74%	0.72%	0.74%	0.75%
Expenses (before waiver/reimbursement)	0.74%††	0.76%	0.74%	0.72%	0.74%	0.75%
Portfolio turnover rate	18%	24%	60%	59%	77%	61%
Net assets at end of period (in 000’s)	$433,803	$252,852	$298,015	$313,955	$258,279	$180,257

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

20	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Convertible Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers seven classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchase of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class R6 and Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

21

Notes to Financial Statements (Unaudited) (continued)

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each

22	MainStay Convertible Fund

valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized,

23

Notes to Financial Statements (Unaudited) (continued)

respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2017, the Fund did not hold any rights or warrants.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(J)  Convertible Securities Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material

24	MainStay Convertible Fund

liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.59%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

Effective February 28, 2017, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.61% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $2,730,444 and waived its fees or reimbursed expenses in the amount of $103,149.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $60,119 and $15,920, respectively. During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $2,577, $13,960 and $2,547, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$220,718
Investor Class	112,182
Class B	29,608
Class C	108,972
Class I	188,203

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

25

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$41,495,561
Long-Term Capital Gain	29,435,201
Total	$70,930,762

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $254,580 and $154,444, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	4,166,137	$69,322,919
Shares issued to shareholders in reinvestment of dividends and distributions	552,898	9,117,482
Shares redeemed	(3,160,364)	(52,569,333)

Net increase (decrease) in shares outstanding before conversion	1,558,671	25,871,068
Shares converted into Class A (See Note 1)	360,910	6,026,192
Shares converted from Class A (See Note 1)	(600,507)	(10,130,124)

Net increase (decrease)	1,319,074	$21,767,136

Year ended October 31, 2016:
Shares sold	3,284,280	$50,403,497
Shares issued to shareholders in reinvestment of dividends and distributions	2,082,474	31,629,994
Shares redeemed	(6,883,719)	(104,854,396)

Net increase (decrease) in shares outstanding before conversion	(1,516,965)	(22,820,905)
Shares converted into Class A (See Note 1)	396,841	6,120,797
Shares converted from Class A (See Note 1)	(154,110)	(2,355,927)

Net increase (decrease)	(1,274,234)	$(19,056,035)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	304,026	$5,087,679
Shares issued to shareholders in reinvestment of dividends and distributions	118,023	1,943,944
Shares redeemed	(317,258)	(5,285,866)

Net increase (decrease) in shares outstanding before conversion	104,791	1,745,757
Shares converted into Investor Class (See Note 1)	113,312	1,900,245
Shares converted from Investor Class (See Note 1)	(343,917)	(5,740,895)

Net increase (decrease)	(125,814)	$(2,094,893)

Year ended October 31, 2016:
Shares sold	327,950	$5,043,298
Shares issued to shareholders in reinvestment of dividends and distributions	430,056	6,531,000
Shares redeemed	(586,510)	(8,999,265)

Net increase (decrease) in shares outstanding before conversion	171,496	2,575,033
Shares converted into Investor Class (See Note 1)	255,273	3,925,439
Shares converted from Investor Class (See Note 1)	(344,452)	(5,327,822)

Net increase (decrease)	82,317	$1,172,650

26	MainStay Convertible Fund

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	105,441	$1,744,404
Shares issued to shareholders in reinvestment of dividends and distributions	23,701	388,695
Shares redeemed	(153,440)	(2,533,981)

Net increase (decrease) in shares outstanding before conversion	(24,298)	(400,882)
Shares converted from Class B (See Note 1)	(71,946)	(1,197,747)

Net increase (decrease)	(96,244)	$(1,598,629)

Year ended October 31, 2016:
Shares sold	128,418	$1,958,707
Shares issued to shareholders in reinvestment of dividends and distributions	110,154	1,666,215
Shares redeemed	(305,286)	(4,642,547)

Net increase (decrease) in shares outstanding before conversion	(66,714)	(1,017,625)
Shares converted from Class B (See Note 1)	(177,956)	(2,732,887)

Net increase (decrease)	(244,670)	$(3,750,512)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	813,044	$13,534,831
Shares issued to shareholders in reinvestment of dividends and distributions	78,011	1,277,814
Shares redeemed	(817,452)	(13,493,673)

Net increase (decrease) in shares outstanding before conversion	73,603	1,318,972
Shares converted from Class C (See Note 1)	(706)	(11,550)

Net increase (decrease)	72,897	$1,307,422

Year ended October 31, 2016:
Shares sold	705,686	$10,787,840
Shares issued to shareholders in reinvestment of dividends and distributions	345,750	5,223,109
Shares redeemed	(1,744,065)	(26,501,422)

Net increase (decrease) in shares outstanding before conversion	(692,629)	(10,490,473)
Shares converted from Class C (See Note 1)	(6,021)	(84,656)

Net increase (decrease)	(698,650)	$(10,575,129)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	13,036,155	$217,496,505
Shares issued to shareholders in reinvestment of dividends and distributions	322,613	5,336,584
Shares redeemed	(4,540,343)	(75,758,110)

Net increase (decrease) in shares outstanding before conversion	8,818,425	147,074,979
Shares converted into Class I (See Note 1)	541,398	9,153,879

Net increase (decrease)	9,359,823	$156,228,858

Year ended October 31, 2016:
Shares sold	6,838,634	$104,870,026
Shares issued to shareholders in reinvestment of dividends and distributions	1,017,672	15,483,637
Shares redeemed	(9,853,762)	(150,262,953)

Net increase (decrease) in shares outstanding before conversion	(1,997,456)	(29,909,290)
Shares converted into Class I (See Note 1)	29,411	455,056

Net increase (decrease)	(1,968,045)	$(29,454,234)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Convertible Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with

28	MainStay Convertible Fund

overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the

Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided

30	MainStay Convertible Fund

by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Convertible Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737258 MS144-17	MSC10-06/17 (NYLIM) NL005

MainStay Income Builder Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

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Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	0.70 6.56%	3.91 9.96%	7.29 8.51%	5.11 5.71%	1.02 1.02%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.62 6.48	3.82 9.86	7.06 8.28	5.59 6.25	1.16 1.16
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	12/29/1987	1.09 6.09	4.04 9.04	7.19 7.49	4.70 4.70	1.91 1.91
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	5.11 6.11	8.00 9.00	7.48 7.48	4.69 4.69	1.91 1.91
Class I Shares	No Sales Charge		1/2/2004	6.71	10.28	8.78	6.00	0.77
Class R2 Shares	No Sales Charge		2/27/2015	6.52	9.87	2.91	N/A	1.12
Class R3 Shares	No Sales Charge		2/29/2016	6.36	9.58	13.88	N/A	1.36

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
MSCI World Index[4]	12.12%	14.65%	9.94%	3.92%
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–0.67	0.83	2.27	4.30
Blended Benchmark Index[6]	5.57	7.59	6.21	4.47
Average Lipper Flexible Portfolio Fund[7]	6.63	9.58	5.30	4.01

4.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Flexible Portfolio Fund is representative of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,065.60	$5.17	$1,019.80	$5.06	1.01%

Investor Class Shares	$1,000.00	$1,064.80	$5.84	$1,019.10	$5.71	1.14%

Class B Shares	$1,000.00	$1,060.90	$9.66	$1,015.40	$9.44	1.89%

Class C Shares	$1,000.00	$1,061.10	$9.66	$1,015.40	$9.44	1.89%

Class I Shares	$1,000.00	$1,067.10	$3.90	$1,021.00	$3.81	0.76%

Class R2 Shares	$1,000.00	$1,065.20	$5.63	$1,019.30	$5.51	1.10%

Class R3 Shares	$1,000.00	$1,063.60	$6.91	$1,018.10	$6.76	1.35%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 1.25%–2.25%, due 7/31/21–11/15/26

2.	AT&T, Inc.

3.	Verizon Communications, Inc.

4.	Goldman Sachs Group, Inc., 3.625%–6.75%, due 7/27/21–12/29/49

5.	Philip Morris International, Inc.
6.	BCE, Inc.

7.	Welltower, Inc.

8.	PPL Corp.

9.	Morgan Stanley, 2.375%–6.375%, due 7/23/19–12/31/49

10.	Vodafone Group PLC

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Louis N. Cohen, CFA, of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Fund, and Eric Sappenfield, William Priest, CFA, Michael Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Income Builder Fund returned 6.56% for Class A shares, 6.48% for Investor Class shares, 6.09% for Class B shares and 6.11% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 6.71%, Class R2 shares returned 6.52% and Class R3 shares returned 6.36%. For the six months ended April 30, 2017, all share classes underperformed the 12.12% return of the MSCI World Index,1 which is the Fund’s primary benchmark, and outperformed the –0.67% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is a secondary benchmark for the Fund. For the six months ended April 30, 2017, all share classes outperformed the 5.57% return of the Blended Benchmark Index,1 which is an additional benchmark for the Fund. Over the same period, Class I shares outperformed—and all other share classes underperformed—the 6.63% return of the Average Lipper2 Flexible Portfolio Fund. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Fund used S&P 500® futures, and to a lesser extent Euro Stoxx 50 and Nikkei 225 futures, to enhance the Fund’s equity beta.3 The futures added to the Fund’s returns.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The equity portion of the Fund provided a positive absolute return but trailed the MSCI World Index for the six months ended April 30, 2017. The diversified group of companies held by the Fund continued to achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. The equity portion of the Fund held overweight positions in the telecommunication services and utilities sectors that adversely affected relative performance. Stock selection in the consumer staples sector was a positive relative contributor. (Contributions take weightings and total returns into account.) From a regional perspective, stock selection in the United States proved troublesome and detracted from the relative performance of the equity portion of the Fund.

Which sectors were the strongest contributors to relative performance in the equity portion of the Fund and which sectors were particularly weak?

The equity portion of the Fund seeks returns primarily from finding companies that can grow free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the equity portion of the Fund were able to achieve this and increase their dividends during the period.

Stock selection in the consumer staples and industrials sectors was the most significant contributor to the relative performance of the equity portion of the Fund. Overweight positions relative to the MSCI World Index in the telecommunication services and utilities sectors adversely affected the relative performance of the equity portion of the Fund.

During the reporting period, which individual stocks made the strongest contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

Siemens, Reynolds American and Philip Morris were among the stocks that made the strongest contributions to absolute performance in the equity portion of the Fund.

Siemens is a diversified German industrial company. The company’s shares traded higher on strong fundamental performance and an upward revision to guidance for the year ahead. During the reporting, we believed that the company was well-positioned to participate in global markets for emerging power-generation technologies, such as wind power, as well as established products, such as turbines. Sales and order growth supported an outlook for continued growth in free cash flow to support the attractive, growing annual dividend. The company has also continued to execute its multiyear share repurchase program.

U.S. tobacco company Reynolds American continued to benefit from its total tobacco portfolio approach. Management appeared to be keenly focused on innovation and building sustainable growth. Pricing power, cost savings and relatively low capital expenditures drove attractive cash flow generation for the entire tobacco space. In our opinion, Reynolds was well positioned to take advantage of strong industry fundamentals and the company’s increased exposure to the growing premium and menthol segments. In addition, the stock reacted favorably to the proposed merger with British American Tobacco. Reynolds has continued to return cash to shareholders through an attractive and growing dividend.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

Philip Morris is a U.S.-domiciled international tobacco company and the manufacturer of the largest international tobacco brand, Marlboro. Philip Morris continued to report solid results driven by strong pricing power. The pricing power of the tobacco industry has allowed for predictable revenue generation despite volume pressure. Investors have been increasingly excited about the next-generation products Philip Morris plans to offer. While still in the early stages, the company’s heat-not-burn product has shown strong trial conversions in markets where it has been available. The company has consistently generated attractive levels of free cash flow and has returned cash to shareholders through a significant and growing dividend.

Among the stocks that detracted the most from absolute performance in the equity portion of the Fund were Qualcomm, Occidental Petroleum and Telstra.

Qualcomm is a market leader in 3G, 4G and next generation wireless technologies. The company’s stock price was adversely affected by a lawsuit from Apple, which takes issue on size and the way in which royalty rates are calculated and determined. During April, Qualcomm confirmed that royalties were being withheld by contract manufacturers and Apple declared that it would cease paying contract manufacturers for Qualcomm’s patents until the dispute was resolved. As a result, Qualcomm reduced guidance for the full year. The company remained on track to close its pending acquisition of industrial- and automotive-focused company NXP. Qualcomm has paid a growing dividend that remains covered even without Apple payments. The company has also maintained its share repurchase program.

Occidental Petroleum is an international oil & gas exploration & production company that explores, produces and markets crude oil and natural gas around the globe. The company also owns midstream, marketing and chemical assets that provide cash flow diversification. After reacting positively to the December 2016 agreement between OPEC and non-OPEC oil-producing countries such as Russia to cut global oil production, the company’s shares gave back their gains as oil prices fell during the first quarter of 2017. While Occidental’s acquisition of Permian-basin assets supplemented the company’s existing assets and increased leverage to oil-price upside, the acquisition weighed on Occidental’s shares as oil prices fell. The company has remained committed to returning cash to shareholders through an attractive dividend.

Telecommunication services company Telstra is the dominant fixed and mobile line provider in Australia. Shares fell when competitor TPG Telecom purchased spectrum in a recent auction and announced its intention to invest in building out a fourth wireless network in the country. We believed that Telstra was likely to retain pricing power given the quality and geographic coverage of its network. Telstra has continued to pay a stable dividend and has begun to examine how best to allocate its forecast payments from the rollout of the National Broadband Network fixed line network.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund made several significant purchases during the reporting period. Among these were new purchases of banking company Royal Bank of Canada and Spanish utility Red Eléctrica de España. These stocks were added to the equity portion of the Fund because of their favorable shareholder yield attributes. The equity portion of the Fund sold its position in prison and detention center operator CoreCivic during the reporting period.

How did sector weightings change in the equity portion of the Fund during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. There were no significant weighting changes in the equity portion of the Fund during the reporting period.

How was the equity portion of the Fund positioned at the end of the reporting period?

The equity portion of the Fund continues to seek attractive returns through a diversified group of companies that we believe are focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

As of April 30, 2017, the most significantly overweight positions relative to the MSCI World Index in the equity portion of the Fund were in the utilities and telecommunication services sectors. As of the same date, the most significantly underweight positions relative to the Index in the equity portion of the Fund were in the information technology and consumer discretionary sectors.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

The fixed-income portion of the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. The outperformance resulted primarily from an overweight position in spread product4—specifically high-yield

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

10	MainStay Income Builder Fund

bonds and bank loans—as credit spreads tightened during the reporting period. The fixed-income portion of the Fund maintained an allocation to investment-grade and high-yield bonds and loans, while a short position in U.S. Treasury futures contributed to the shorter-duration5 profile of the fixed-income portion of the Fund.

During the reporting period, the U.S. Treasury yield curve6 flattened, as the Federal Reserve continued on its slow path toward the renormalization of interest rates. Most industries held in the fixed-income portion of the Fund generated positive returns, with banking, insurance, basic industry, capital goods and technology being the primary contributors to relative performance. (Contributions take weightings and total returns into account.) Throughout the reporting period, our strategy was to maintain overweight positions in spread product—more specifically, in high-yield bonds, bank loans and investment-grade credit. During the reporting period, however, the fixed-income portion of the Fund reduced exposure to high-yield credits and increased exposure to investment-grade credits.

What was duration strategy of the fixed-income portion of the Fund during the reporting period?

In order to reduce sensitivity to interest rates, the fixed-income portion of the Fund maintained a duration that was slightly shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the Fund’s duration was 5.5 years, compared to a duration of 6.0 years for the Fund’s fixed-income benchmark.

What specific factors, risks, or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, the fixed-income portion of the Fund promoted credit risk as the anticipated principal driver of performance, as it has done for the past few years. We expected corporate bonds (both investment grade and high yield) to have superior returns to government-related debt, since we believed that the low interest-rate environment could spark healthy demand for higher-yielding products. In our opinion, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt, and smaller funding gaps, which in turn strengthened credit fundamentals and supported the narrowing of spreads. Although we continued to believe that credit spreads could tighten modestly, we reduced exposure to high-yield credits in the fixed-income portion of the Fund in favor of investment-grade credits as spreads continued to tighten during the reporting period. While we believed that valuations generally remained fair across all credit sectors, it was our opinion that greater vigilance was needed to navigate what we saw as the late stages of the current economic cycle.

Which market segments were the strongest contributors to the performance of the fixed-income portion of the Fund and which market segments were particularly weak?

During the reporting period, the position in high-yield bonds was the most significant contributor to absolute and relative performance in the fixed-income portion of the Fund. Bank loans and investment-grade corporate bonds also contributed positively to returns relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

Within the high-yield bond component of the fixed-income portion of the Fund, transportation and telecommunication services were the most substantial contributors. Within the investment-grade component of the fixed-income portion of the Fund, financial holdings and consumer-related holdings generated positive excess returns.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Fund purchased loans of telecommunication services company Sprint and information technology company Dell. Both were new issues and came at yields that we found attractive. The fixed-income portion of the Fund sold bonds of trucking company XPO Logistics and health care company HCA when in our opinion these bonds had reached their fair value.

How did sector weightings change in the fixed-income portion of the Fund during the reporting period?

During the reporting period, we trimmed exposure to high-yield credits in the fixed-income portion of the Fund. At the same time, we increased exposure to investment-grade credits as spreads continued to narrow within the high-yield universe. In the fixed-income portion of the Fund, the weighting in bank loans remained flat throughout the reporting period.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2017, the fixed-income portion of the Fund remained overweight relative to the Bloomberg Barclays U.S.

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

11

Aggregate Bond Index in high-yield bonds, which were trimmed during the reporting period, and in bank loans, which are represented in the Index. As of the same date, the Fund was over-

weight investment-grade corporate bonds and significantly underweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index in U.S. Treasury securities and mortgage securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds † 48.5% Asset-Backed Securities 0.2%
Home Equity 0.2%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33 (a)	$32,264	$32,445
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 1.042%, due 10/25/36 (b)	95,438	93,922
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (a)	116,955	118,559
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 1.052%, due 5/25/37 (b)	540,750	400,620
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.291%, due 2/25/34 (a)	474,271	481,782
Equity One Mortgage Pass- Through Trust (a)
Series 2003-4, Class AF6 5.333%, due 10/25/34	12,636	12,612
Series 2003-3, Class AF4 5.495%, due 12/25/33	232,889	230,625
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 1.082%, due 4/25/37 (b)	2,812	1,934
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 1.082%, due 3/25/47 (b)	504,946	322,071
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 1.032%, due 11/25/36 (b)	667,389	314,385
Saxon Asset Securities Trust Series 2003-1, Class AF5 4.93%, due 6/25/33 (a)	88,997	89,239
Soundview Home Loan Trust Series 2006-EQ2, Class A2 1.092%, due 1/25/37 (b)	1,003,037	716,438
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 1.092%, due 9/25/37 (b)	720,433	333,238
Terwin Mortgage Trust Series 2005-14HE, Class AF2 4.849%, due 8/25/36 (a)	41,463	41,927

		3,189,797

	Principal Amount	Value
Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 1.25%, due 5/25/29 (b)	$353,004	$341,812

Total Asset-Backed Securities (Cost $4,185,966)		3,531,609

Corporate Bonds 37.5%
Advertising 0.0%‡
Lamar Media Corp. 5.375%, due 1/15/24	625,000	659,375

Aerospace & Defense 0.3%
KLX, Inc. 5.875%, due 12/1/22 (c)	3,485,000	3,663,606
Triumph Group, Inc. 4.875%, due 4/1/21	1,205,000	1,180,900

		4,844,506

Agriculture 0.2%
♦Philip Morris International, Inc. 1.625%, due 2/21/19	3,550,000	3,538,306
Reynolds American, Inc. 8.125%, due 6/23/19	255,000	286,214

		3,824,520

Airlines 0.9%
American Airlines Group, Inc. 4.625%, due 3/1/20 (c)	3,700,000	3,764,750
American Airlines, Inc.
Series 2016-2, Class AA, Pass Through Trust 3.20%, due 12/15/29	680,000	666,400
Series 2015-2, Class AA, Pass Through Trust 3.60%, due 3/22/29	3,334,320	3,375,999
Series 2016-2, Class A, Pass Through Trust 3.65%, due 12/15/29	240,000	240,900
Continental Airlines, Inc.
Series 2009-2, Class A, Pass Through Trust 7.25%, due 5/10/21	1,497,715	1,663,152
Series 2003-ERJ1 7.875%, due 1/2/20	306,602	314,267
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	1,842,623	2,066,208

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
U.S. Airways Group, Inc. (continued)
Series 2010-1 Class A, Pass Through Trust 6.25%, due 10/22/24	$918,969	$1,001,676
United Airlines, Inc. Series 2007-1, Pass Through Trust 6.636%, due 1/2/24	1,617,908	1,745,318

		14,838,670

Apparel 0.2%
Hanesbrands, Inc. 4.625%, due 5/15/24 (c)	3,575,000	3,548,188

Auto Manufacturers 1.0%
Ford Motor Co.
6.625%, due 10/1/28	1,500,000	1,768,708
7.45%, due 7/16/31	450,000	567,633
8.90%, due 1/15/32	215,000	291,624
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	350,000	389,390
General Motors Financial Co., Inc.
3.20%, due 7/13/20	1,800,000	1,832,971
3.25%, due 5/15/18	325,000	329,223
3.45%, due 4/10/22	3,800,000	3,839,034
4.20%, due 3/1/21	2,585,000	2,701,721
Toyota Motor Credit Corp. 2.90%, due 4/17/24	4,600,000	4,631,321

		16,351,625

Auto Parts & Equipment 0.5%
Goodyear Tire & Rubber Co. 5.125%, due 11/15/23	2,540,000	2,672,029
Schaeffler Finance B.V. (Netherlands) 4.75%, due 5/15/23 (c)	3,345,000	3,487,163
Tenneco, Inc. 5.00%, due 7/15/26	1,660,000	1,661,859

		7,821,051

Banks 6.6%
Bank of America Corp.
4.875%, due 4/1/44	1,845,000	2,006,218
5.00%, due 1/21/44	1,440,000	1,579,858
5.125%, due 12/29/49 (b)	575,000	577,875
5.625%, due 7/1/20	645,000	708,399
5.875%, due 2/7/42	500,000	610,324
6.11%, due 1/29/37	1,505,000	1,762,566
6.30%, due 12/29/49 (b)	2,085,000	2,296,106
7.625%, due 6/1/19	1,015,000	1,127,979
8.57%, due 11/15/24	485,000	615,499
Bank of New York Mellon Corp. 4.625%, due 12/29/49 (b)	3,275,000	3,225,875

	Principal Amount	Value
Banks (continued)
Barclays PLC (United Kingdom) 4.95%, due 1/10/47	$870,000	$893,672
5.20%, due 5/12/26	1,590,000	1,650,755
BB&T Corp. 2.75%, due 4/1/22	4,100,000	4,153,685
Capital One Financial Corp.
4.20%, due 10/29/25	435,000	438,047
5.55%, due 12/29/49 (b)	2,660,000	2,766,400
Citigroup, Inc.
4.05%, due 7/30/22	105,000	109,940
4.65%, due 7/30/45	1,178,000	1,228,179
5.30%, due 5/6/44	1,200,000	1,297,888
6.625%, due 6/15/32	770,000	947,940
6.875%, due 6/1/25	1,715,000	2,048,348
Citizens Bank N.A. 2.55%, due 5/13/21	1,050,000	1,050,256
Citizens Financial Group, Inc. 4.30%, due 12/3/25	3,405,000	3,544,990
Discover Bank 8.70%, due 11/18/19	1,064,000	1,205,394
♦Goldman Sachs Group, Inc.
3.625%, due 1/22/23	3,045,000	3,145,671
4.75%, due 10/21/45	2,000,000	2,129,584
4.80%, due 7/8/44	2,385,000	2,560,290
5.25%, due 7/27/21	805,000	885,526
5.30%, due 12/29/49 (b)	2,756,000	2,861,072
6.75%, due 10/1/37	3,815,000	4,757,065
Huntington Bancshares, Inc. 3.15%, due 3/14/21	3,535,000	3,612,272
JPMorgan Chase & Co.
3.54%, due 5/1/28 (b)	2,240,000	2,230,948
4.95%, due 6/1/45	730,000	776,998
5.15%, due 12/29/49 (b)	2,080,000	2,100,800
6.40%, due 5/15/38	820,000	1,067,287
Kreditanstalt fuer Wiederaufbau (Germany) 1.50%, due 2/6/19	8,170,000	8,176,291
Lloyds Banking Group PLC (United Kingdom) 4.65%, due 3/24/26	1,605,000	1,666,627
♦Morgan Stanley
2.375%, due 7/23/19	1,750,000	1,762,182
4.30%, due 1/27/45	3,075,000	3,073,675
4.375%, due 1/22/47	1,230,000	1,244,414
4.875%, due 11/1/22	1,125,000	1,223,412
5.00%, due 11/24/25	2,535,000	2,752,009
5.45%, due 12/31/49 (b)	2,310,000	2,364,862
6.375%, due 7/24/42	490,000	634,651
PNC Bank N.A. 1.70%, due 12/7/18	3,100,000	3,099,011
2.55%, due 12/9/21	2,185,000	2,198,372

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Royal Bank of Scotland Group PLC (United Kingdom)
6.00%, due 12/19/23	$190,000	$204,917
6.125%, due 12/15/22	1,530,000	1,647,792
Santander Holdings USA, Inc. 2.65%, due 4/17/20	3,875,000	3,865,413
State Street Corp. 2.55%, due 8/18/20	2,605,000	2,643,757
Toronto-Dominion Bank (Canada) 1.80%, due 7/13/21	4,295,000	4,212,033
U.S. Bank N.A. 2.00%, due 1/24/20	4,050,000	4,073,895
Wachovia Corp.
5.50%, due 8/1/35	315,000	357,550
5.75%, due 2/1/18	1,000,000	1,029,958
Wells Fargo & Co.
4.90%, due 11/17/45	55,000	57,766
5.375%, due 11/2/43	690,000	764,745
5.90%, due 12/29/49 (b)	2,520,000	2,677,500
Wells Fargo Bank N.A. 5.85%, due 2/1/37	140,000	170,521
Wells Fargo Capital X 5.95%, due 12/1/86	715,000	772,200

		112,647,259

Beverages 1.1%
Anheuser-Busch InBev Finance, Inc. 3.65%, due 2/1/26	4,000,000	4,076,124
Coca-Cola Co. 1.375%, due 5/30/19	3,845,000	3,831,185
Constellation Brands, Inc. 4.25%, due 5/1/23	2,100,000	2,243,825
Molson Coors Brewing Co. 3.00%, due 7/15/26	2,000,000	1,920,056
PepsiCo, Inc. 1.35%, due 10/4/19	2,225,000	2,210,553
1.55%, due 5/2/19	1,650,000	1,648,317
2.375%, due 10/6/26	2,225,000	2,121,037

		18,051,097

Biotechnology 0.4%
Biogen, Inc. 3.625%, due 9/15/22	3,480,000	3,625,032
Celgene Corp. 3.625%, due 5/15/24	3,600,000	3,688,614

		7,313,646

Building Materials 0.7%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	4,420,000	4,603,098

	Principal Amount	Value
Building Materials (continued)
Johnson Controls International PLC (Ireland) 4.50%, due 2/15/47	$1,305,000	$1,334,804
Masco Corp. 4.375%, due 4/1/26	1,575,000	1,665,720
Standard Industries, Inc. 5.375%, due 11/15/24 (c)	2,940,000	3,064,950
USG Corp. 8.25%, due 1/15/18	1,330,000	1,394,838

		12,063,410

Chemicals 0.6%
Air Liquide Finance S.A. (France) (c)
1.375%, due 9/27/19	2,535,000	2,494,884
1.75%, due 9/27/21	1,725,000	1,678,038
Ashland LLC 4.75%, due 8/15/22	1,890,000	1,970,325
Dow Chemical Co.
4.125%, due 11/15/21	1,605,000	1,704,948
8.55%, due 5/15/19	75,000	84,606
WR Grace & Co. 5.125%, due 10/1/21 (c)	1,885,000	2,024,019

		9,956,820

Commercial Services 0.4%
Herc Rentals, Inc. 7.75%, due 6/1/24 (c)	1,906,000	2,079,923
Service Corp. International 5.375%, due 1/15/22	3,600,000	3,712,500
United Rentals North America, Inc. 4.625%, due 7/15/23	965,000	1,001,718

		6,794,141

Computers 0.6%
Apple, Inc.
1.55%, due 2/8/19	860,000	861,292
1.55%, due 8/4/21	1,500,000	1,468,644
3.35%, due 2/9/27	3,480,000	3,559,327
3.85%, due 8/4/46	1,090,000	1,056,306
International Business Machines Corp. 7.00%, due 10/30/25	2,050,000	2,657,850

		9,603,419

Diversified Financial Services 2.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland) 4.625%, due 10/30/20	3,265,000	3,466,362
Air Lease Corp.
2.125%, due 1/15/20	1,950,000	1,937,647
4.25%, due 9/15/24	1,185,000	1,240,985
Ally Financial, Inc. 3.50%, due 1/27/19	3,250,000	3,290,625

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Bear Stearns Cos. LLC 7.25%, due 2/1/18	$910,000	$947,647
CIT Group, Inc.
3.875%, due 2/19/19	1,740,000	1,787,850
4.25%, due 8/15/17	340,000	342,295
5.00%, due 8/15/22	1,175,000	1,264,065
5.25%, due 3/15/18	310,000	319,858
6.625%, due 4/1/18 (c)	750,000	784,125
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,528,402
GE Capital International Funding Co. (Ireland) 2.342%, due 11/15/20	6,500,000	6,542,588
International Lease Finance Corp. 5.875%, due 4/1/19	1,255,000	1,339,283
OneMain Financial Holdings LLC 7.25%, due 12/15/21 (c)	1,465,000	1,523,761
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (c)	940,000	953,230
Springleaf Finance Corp.
5.25%, due 12/15/19	700,000	710,647
6.00%, due 6/1/20	475,000	486,281
Synchrony Financial 4.25%, due 8/15/24	5,000,000	5,136,625

		33,602,276

Electric 1.3%
AEP Transmission Co. LLC 3.10%, due 12/1/26 (c)	2,350,000	2,346,748
CMS Energy Corp.
3.875%, due 3/1/24	1,540,000	1,599,216
5.05%, due 3/15/22	1,220,000	1,343,627
6.25%, due 2/1/20	1,225,000	1,352,933
Consolidated Edison, Inc. 2.00%, due 3/15/20	1,205,000	1,205,352
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (c)	2,555,000	2,831,241
Great Plains Energy, Inc. 5.292%, due 6/15/22 (a)	1,130,000	1,241,124
MidAmerican Energy Co. 3.95%, due 8/1/47	835,000	836,910
4.40%, due 10/15/44	2,200,000	2,359,944
Pacific Gas & Electric Co. 1.254%, due 11/30/17 (b)	3,100,000	3,101,786
PECO Energy Co. 4.80%, due 10/15/43	1,195,000	1,324,809
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	905,996
WEC Energy Group, Inc. 6.25%, due 5/15/67 (b)	1,095,000	1,023,825

		21,473,511

	Principal Amount	Value
Electronics 0.3%
Honeywell International, Inc. 1.40%, due 10/30/19	$4,970,000	$4,934,002

Environmental Controls 0.2%
Republic Services, Inc. 4.75%, due 5/15/23	1,615,000	1,784,614
Waste Management, Inc. 2.40%, due 5/15/23	2,275,000	2,241,375

		4,025,989

Food 1.8%
J.M. Smucker Co. 1.75%, due 3/15/18	3,500,000	3,503,920
Kerry Group Financial Services (Ireland) 3.20%, due 4/9/23 (c)	2,899,000	2,886,636
Kraft Heinz Foods Co.
3.00%, due 6/1/26	1,000,000	952,787
4.875%, due 2/15/25 (c)	2,123,000	2,273,240
5.00%, due 6/4/42	1,600,000	1,648,784
Kroger Co. 1.50%, due 9/30/19	2,555,000	2,524,882
Mondelez International Holdings Netherlands B.V. (Netherlands) (c)
1.625%, due 10/28/19	2,790,000	2,749,118
2.00%, due 10/28/21	3,050,000	2,953,788
Smithfield Foods, Inc. (c)
2.70%, due 1/31/20	1,690,000	1,693,735
3.35%, due 2/1/22	1,575,000	1,583,662
Tyson Foods, Inc. 3.95%, due 8/15/24	4,235,000	4,357,658
Whole Foods Market, Inc. 5.20%, due 12/3/25	3,375,000	3,536,386

		30,664,596

Gas 0.1%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.50%, due 5/20/25	735,000	742,350
5.625%, due 5/20/24	1,140,000	1,159,950
5.75%, due 5/20/27	520,000	521,300

		2,423,600

Health Care—Products 0.9%
Baxter International, Inc. 3.50%, due 8/15/46	4,330,000	3,766,961
Boston Scientific Corp. 2.85%, due 5/15/20	3,740,000	3,793,381
Medtronic Global Holdings SCA (Luxembourg) 1.70%, due 3/28/19	3,090,000	3,088,829
Stryker Corp. 2.625%, due 3/15/21	3,395,000	3,434,535

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Products (continued)
Thermo Fisher Scientific, Inc. 3.00%, due 4/15/23	$1,425,000	$1,431,226

		15,514,932

Health Care—Services 0.5%
Cigna Corp. 4.375%, due 12/15/20	270,000	287,662
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (c)	1,985,000	2,176,056
Laboratory Corp. of America Holdings 2.50%, due 11/1/18	3,510,000	3,541,952
Tenet Healthcare Corp. 4.631%, due 6/15/20 (b)	2,950,000	2,964,750

		8,970,420

Home Builders 0.9%
CalAtlantic Group, Inc.
5.875%, due 11/15/24	1,345,000	1,445,875
8.375%, due 5/15/18	2,000,000	2,120,000
Lennar Corp.
4.50%, due 6/15/19	2,400,000	2,478,000
4.50%, due 11/15/19	750,000	775,313
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	2,969,450
Toll Brothers Finance Corp. 5.875%, due 2/15/22	1,340,000	1,478,355
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
4.375%, due 6/15/19	1,000,000	1,030,000
5.875%, due 6/15/24	2,935,000	3,089,087

		15,386,080

Housewares 0.4%
Newell Brands, Inc. 3.85%, due 4/1/23	5,750,000	6,004,139

Insurance 2.6%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	224,122
Berkshire Hathaway Finance Corp. 1.45%, due 3/7/18	3,515,000	3,519,376
Chubb Corp. 3.408%, due 3/29/67 (b)	1,660,000	1,643,400
Jackson National Life Global Funding 2.20%, due 1/30/20 (c)	3,580,000	3,583,100
Liberty Mutual Group, Inc. (c)
4.25%, due 6/15/23	850,000	904,759
6.50%, due 3/15/35	220,000	268,034
7.80%, due 3/7/87	1,760,000	2,037,200
10.75%, due 6/15/88 (b)	750,000	1,158,750

	Principal Amount	Value
Insurance (continued)
Markel Corp. 5.00%, due 4/5/46	$2,350,000	$2,469,751
MassMutual Global Funding II (c) 2.10%, due 8/2/18	1,200,000	1,207,932
2.50%, due 10/17/22	3,347,000	3,305,447
Oil Insurance, Ltd. 4.134%, due 12/29/49 (b)(c)	1,320,000	1,122,000
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	2,575,000	3,164,902
Pricoa Global Funding I 2.55%, due 11/24/20 (c)	2,135,000	2,148,884
Principal Life Global Funding II 2.375%, due 11/21/21 (c)	4,070,000	4,030,806
Protective Life Corp. 8.45%, due 10/15/39	1,640,000	2,353,935
Provident Cos., Inc. 7.25%, due 3/15/28	2,115,000	2,696,107
Prudential Financial, Inc. 5.625%, due 6/15/43 (b)	1,760,000	1,920,600
Validus Holdings, Ltd. 8.875%, due 1/26/40	905,000	1,276,976
Voya Financial, Inc. 3.65%, due 6/15/26	690,000	687,152
XLIT, Ltd. (Ireland)
3.616%, due 10/29/49 (b)	2,120,000	1,802,000
4.45%, due 3/31/25	2,615,000	2,686,382

		44,211,615

Internet 0.8%
Amazon.com, Inc. 3.30%, due 12/5/21	2,185,000	2,273,523
eBay, Inc. 3.80%, due 3/9/22	3,840,000	4,012,627
Match Group, Inc. 6.375%, due 6/1/24	3,995,000	4,349,556
Priceline Group, Inc. 3.60%, due 6/1/26	2,225,000	2,239,821

		12,875,527

Iron & Steel 0.3%
ArcelorMittal (Luxembourg)
7.00%, due 2/25/22	1,500,000	1,700,625
7.75%, due 10/15/39	2,300,000	2,627,750

		4,328,375

Lodging 1.0%
Choice Hotels International, Inc. 5.75%, due 7/1/22	3,260,000	3,577,850
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24 (c)	2,390,000	2,407,925
Marriott International, Inc.
2.30%, due 1/15/22	2,450,000	2,417,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Lodging (continued)
Marriott International, Inc. (continued)
6.75%, due 5/15/18	$265,000	$277,995
7.15%, due 12/1/19	1,900,000	2,122,511
MGM Resorts International
6.75%, due 10/1/20	2,390,000	2,658,875
8.625%, due 2/1/19	80,000	88,400
Wyndham Worldwide Corp. 4.15%, due 4/1/24	1,765,000	1,799,963
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.25%, due 5/30/23 (c)	1,850,000	1,840,750

		17,191,319

Machinery—Diversified 0.3%
CNH Industrial Capital LLC 4.875%, due 4/1/21	3,945,000	4,142,250
Zebra Technologies Corp. 7.25%, due 10/15/22	1,505,000	1,627,281

		5,769,531

Media 0.6%
DISH DBS Corp. 5.875%, due 7/15/22	2,050,000	2,171,545
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	174,778
Sky PLC (United Kingdom) 3.75%, due 9/16/24 (c)	2,620,000	2,669,374
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	800,000	1,005,524
Time Warner, Inc. 3.60%, due 7/15/25	2,500,000	2,485,020
UPCB Finance IV, Ltd. (Netherlands) 5.375%, due 1/15/25 (c)	2,050,000	2,085,875

		10,592,116

Metal Fabricate & Hardware 0.2%
Precision Castparts Corp. 3.25%, due 6/15/25	4,040,000	4,131,231

Mining 0.2%
FMG Resources (August 2006) Pty, Ltd. (Australia) 9.75%, due 3/1/22 (c)	3,185,000	3,664,741

Miscellaneous—Manufacturing 0.5%
Amsted Industries, Inc. 5.00%, due 3/15/22 (c)	3,785,000	3,879,625
Siemens Financieringsmaatschappij N.V. (Netherlands) 2.70%, due 3/16/22 (c)	2,130,000	2,151,091

	Principal Amount		Value
Miscellaneous—Manufacturing (continued)
Textron Financial Corp. 2.774%, due 2/15/67 (b)(c)		$3,540,000	$2,840,850

			8,871,566

Oil & Gas 0.6%
Chevron Corp. 1.686%, due 2/28/19		2,000,000	2,002,262
CITGO Petroleum Corp. 6.25%, due 8/15/22 (c)		1,980,000	2,019,600
ConocoPhillips Co. 2.875%, due 11/15/21		3,050,000	3,104,567
Valero Energy Corp. 6.125%, due 2/1/20		2,385,000	2,630,882

			9,757,311

Packaging & Containers 0.7%
Ball Corp. 5.00%, due 3/15/22		3,700,000	3,949,750
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, due 1/15/23		1,400,000	1,445,500
Kloeckner Pentaplast of America, Inc. 7.125%, due 11/1/20 (c)	EU	R 1,045,000	1,178,159
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, due 10/15/20		$2,000,000	2,060,000
Sealed Air Corp. (c)
4.875%, due 12/1/22		475,000	495,188
5.50%, due 9/15/25		1,900,000	2,033,000

			11,161,597

Pharmaceuticals 0.7%
Actavis Funding SCS (Luxembourg) 3.45%, due 3/15/22		4,050,000	4,163,356
Johnson & Johnson 2.25%, due 3/3/22		3,570,000	3,600,591
Novartis Capital Corp. 1.80%, due 2/14/20		4,115,000	4,116,506

			11,880,453

Pipelines 1.0%
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20		2,995,000	3,053,304
Hiland Partners Holdings LLC / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (c)		1,710,000	1,780,537
MPLX, L.P.
4.875%, due 6/1/25		100,000	106,362
5.50%, due 2/15/23		1,975,000	2,046,594
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44		1,520,000	1,411,702

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Southern Natural Gas Co. LLC 4.80%, due 3/15/47 (c)	$880,000	$907,540
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,740,000	1,860,471
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23	2,120,000	2,183,600
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19	1,845,000	1,955,700
5.875%, due 10/1/20	1,725,000	1,764,675

		17,070,485

Real Estate Investment Trusts 0.9%
American Tower Corp. 3.375%, due 10/15/26	2,945,000	2,868,389
CoreCivic, Inc. 4.625%, due 5/1/23	810,000	812,025
Crown Castle International Corp.
3.40%, due 2/15/21	2,080,000	2,122,921
5.25%, due 1/15/23	3,510,000	3,883,941
Essex Portfolio, L.P. 3.375%, due 4/15/26	1,490,000	1,466,084
Iron Mountain, Inc. 5.75%, due 8/15/24	3,300,000	3,386,625
♦Welltower, Inc. 4.70%, due 9/15/17	290,000	293,237

		14,833,222

Retail 1.9%
AutoZone, Inc. 3.75%, due 6/1/27	1,500,000	1,512,012
Brinker International, Inc. 2.60%, due 5/15/18	1,885,000	1,892,069
CVS Health Corp. 4.00%, due 12/5/23	3,725,000	3,937,377
CVS Pass-Through Trust 5.789%, due 1/10/26 (c)(d)	185,859	204,770
McDonald’s Corp. 3.70%, due 2/15/42	965,000	873,748
QVC, Inc. 4.85%, due 4/1/24	4,800,000	4,892,011
Signet UK Finance PLC (United Kingdom) 4.70%, due 6/15/24	3,200,000	3,161,168
Starbucks Corp. 2.45%, due 6/15/26	2,220,000	2,142,020
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	2,465,000	2,446,513
Tiffany & Co. 3.80%, due 10/1/24	4,715,000	4,750,815

	Principal Amount	Value
Retail (continued)
TJX Cos., Inc. 2.25%, due 9/15/26	$6,450,000	$6,006,485
Wal-Mart Stores, Inc. 6.75%, due 10/15/23	314,000	389,067

		32,208,055

Semiconductors 0.8%
NXP B.V. / NXP Funding LLC (Netherlands) (c)
4.625%, due 6/15/22	1,610,000	1,728,738
4.625%, due 6/1/23	3,850,000	4,143,562
Qorvo, Inc. 7.00%, due 12/1/25	3,740,000	4,151,400
Sensata Technologies B.V. (Netherlands) 5.00%, due 10/1/25 (c)	2,990,000	3,053,537

		13,077,237

Software 0.6%
Microsoft Corp. 1.85%, due 2/6/20	2,615,000	2,624,932
3.70%, due 8/8/46	2,060,000	1,964,243
MSCI, Inc. 5.75%, due 8/15/25 (c)	3,610,000	3,889,775
PTC, Inc. 6.00%, due 5/15/24	1,415,000	1,514,050

		9,993,000

Telecommunications 1.7%
♦AT&T, Inc. 3.60%, due 2/17/23	3,800,000	3,874,195
Cisco Systems, Inc. 2.45%, due 6/15/20	2,000,000	2,035,802
CommScope Technologies LLC 6.00%, due 6/15/25 (c)	850,000	906,313
CommScope, Inc. 5.00%, due 6/15/21 (c)	3,090,000	3,174,975
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	990,000	1,070,437
7.625%, due 6/15/21	460,000	519,409
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, due 3/20/23 (c)	5,350,000	5,396,812
T-Mobile USA, Inc. 6.125%, due 1/15/22	3,515,000	3,712,719
Telecom Italia Capital S.A. (Italy) 7.721%, due 6/4/38	315,000	363,038
Telefonica Emisiones SAU (Spain)
5.213%, due 3/8/47	1,735,000	1,802,677
4.57%, due 4/27/23	2,552,000	2,752,825
5.462%, due 2/16/21	395,000	435,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Telecommunications (continued)
♦Verizon Communications, Inc.
4.125%, due 3/16/27		$995,000	$1,017,434
5.15%, due 9/15/23		2,325,000	2,573,059

			29,635,040

Transportation 0.1%
XPO Logistics, Inc. 6.50%, due 6/15/22 (c)		1,015,000	1,074,631

Trucking & Leasing 0.1%
Aviation Capital Group Corp. 2.875%, due 1/20/22 (c)		2,580,000	2,568,774

Total Corporate Bonds (Cost $623,930,476)			636,213,098

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC (United Kingdom) Series Reg S 10.00%, due 5/21/21	GBP	1,186,000	1,980,746

Total Foreign Bond (Cost $1,956,567)			1,980,746

Loan Assignments 6.3% (e)
Advertising 0.4%
Allied Universal Holdco LLC 2015 Term Loan 4.79%, due 7/28/22		$2,543,563	2,545,853
Global Payments, Inc. 2017 1st Lien Term Loan TBD, due 4/22/23		1,340,000	1,340,000
Outfront Media Capital LLC 2017 Term Loan B 3.244%, due 3/16/24		2,200,000	2,213,292

			6,099,145

Building Materials 0.4%
Builders FirstSource, Inc. 2017 Term Loan B 4.069%, due 2/29/24		1,795,500	1,789,665
Forterra Finance LLC Term Loan B 4.672%, due 10/25/23		2,935,250	2,930,665
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.243%, due 11/15/23		2,488,762	2,504,835

			7,225,165

	Principal Amount	Value
Commercial Services 0.4%
ExamWorks Group, Inc. (New Zealand) 2017 Term Loan 4.25%, due 7/27/23	$3,641,723	$3,671,312
U.S. Security Associates Holdings, Inc. 2016 Term Loan 6.024%, due 7/14/23	3,980,000	3,996,584

		7,667,896

Containers, Packaging & Glass 0.2%
BWAY Holding Co. 2017 Term Loan B 4.233%, due 4/3/24	2,835,000	2,820,825
Reynolds Group Holdings, Inc. 2017 Term Loan 3.993%, due 2/5/23	870,630	874,771

		3,695,596

Electric 0.3%
Calpine Corp. Term Loan B7 3.90%, due 5/31/23	4,962,500	4,976,678

Electrical Components & Equipment 0.1%
Electro Rent Corp. 1st Lien Term Loan 6.00%, due 1/19/24	2,104,725	2,117,879

Entertainment 0.3%
Regal Cinemas Corp. Term Loan 3.493%, due 4/1/22	3,541,125	3,576,536
Scientific Games International, Inc. 2017 Term Loan B3 4.994%, due 10/1/21	1,904,241	1,930,821

		5,507,357

Environmental Controls 0.4%
Advanced Disposal Services, Inc. Term Loan B3 3.696%, due 11/10/23	3,518,396	3,546,543
GFL Environmental, Inc. (Canada) Term Loan B 3.897%, due 9/29/23	3,482,500	3,489,754

		7,036,297

Food & Staples Retailing 0.3%
U.S. Foods, Inc. 2016 Term Loan B 3.743%, due 6/27/23	5,275,138	5,320,008

Health Care—Products 0.3%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	2,280,513	2,266,622

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Health Care—Products (continued)
Sterigenics-Nordion Holdings LLC 2017 Term Loan B 4.15%, due 5/15/22	$3,050,000	$3,034,750

		5,301,372

Health Care—Services 0.6%
inVentiv Health, Inc. (New Zealand) 2016 Term Loan B 4.804%, due 11/9/23	4,468,800	4,492,543
MPH Acquisition Holdings LLC 2016 Term Loan B 4.897%, due 6/7/23	4,058,862	4,109,597
U.S. Renal Care, Inc. 2015 2nd Lien Term Loan 9.147%, due 12/31/23	1,700,000	1,542,750

		10,144,890

Household Products & Wares 0.6%
KIK Custom Products, Inc. 2015 Term Loan B 5.653%, due 8/26/22	7,110,294	7,176,953
Prestige Brands, Inc. Term Loan B 43.743%, due 1/26/24	2,210,361	2,227,398

		9,404,351

Iron & Steel 0.4%
Signode Industrial Group U.S., Inc. Term Loan B 3.814%, due 5/1/21	7,046,569	7,103,822

Media 0.3%
Nielsen Finance LLC Term Loan B4 2.99%, due 10/4/23	890,000	893,090
Virgin Media Bristol LLC Term Loan I 3.744%, due 1/31/25	3,650,000	3,661,863

		4,554,953

Packaging & Containers 0.4%
Berry Plastics Group, Inc. (New Zealand) Term Loan I 3.507%, due 10/1/22	7,306,184	7,353,879

Software 0.2%
First Data Corp. 2017 Term Loan 3.491%, due 4/26/24	2,698,987	2,698,987

Telecommunications 0.6%
Level 3 Financing, Inc. 2017 Term Loan B 3.241%, due 2/22/24	10,000,000	10,027,500

	Principal Amount	Value
Transportation 0.1%
XPO Logistics, Inc. 2017 Term Loan B 3.405%, due 11/1/21	$1,575,000	$1,583,280

Total Loan Assignments (Cost $107,110,273)		107,819,055

Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 1.212%, due 12/25/36 (b)(c)	142,498	127,885
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.144%, due 12/10/49 (f)	141,080	142,166
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	852,057	937,960

		1,208,011

Residential Mortgages (Collateralized Mortgage Obligations) 0.5%
Japan Finance Organization for Municipalities (Japan) Series Reg S 1.375%, due 2/5/18	8,780,000	8,747,233
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.28%, due 2/25/42 (b)(c)(d)(g)	470,591	401,451
WaMu Mortgage Pass- Through Certificates Series 2006-AR14, Class 1A1 2.663%, due 11/25/36 (f)	424,036	377,427

		9,526,111

Total Mortgage-Backed Securities (Cost $10,714,507)		10,734,122

U.S. Government & Federal Agencies 3.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.00%‡
6.50%, due 2/1/27	34	38
6.50%, due 5/1/29	25,814	28,669
6.50%, due 6/1/29	6,593	7,323
6.50%, due 7/1/29	30,995	34,493
6.50%, due 8/1/29	8,594	9,544
6.50%, due 9/1/29	675	755
6.50%, due 6/1/32	2,741	3,112
6.50%, due 1/1/37	2,245	2,516
7.00%, due 9/1/26	4,797	5,281
7.00%, due 7/1/32	10,999	12,602

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
7.50%, due 5/1/32	$4,657	$4,990

		109,323

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.00%‡
4.50%, due 7/1/20	991	1,017
4.50%, due 3/1/21	2,044	2,097
6.00%, due 4/1/19	346	392
7.00%, due 10/1/37	582	667
7.00%, due 11/1/37	16,045	18,268

		22,441

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.00%‡
5.00%, due 12/15/37	2,517	2,788
5.50%, due 9/15/35	6,684	7,467
6.50%, due 4/15/29	13	15
6.50%, due 8/15/29	10	11
6.50%, due 10/15/31	2,453	2,826
7.00%, due 12/15/25	3,358	3,395
7.00%, due 11/15/27	9,033	9,881
7.00%, due 12/15/27	39,324	43,028
7.00%, due 6/15/28	3,828	3,924
7.50%, due 6/15/26	349	384
7.50%, due 10/15/30	16,324	17,013
8.00%, due 10/15/26	3,794	4,142
8.50%, due 11/15/26	18,562	18,856

		113,730

United States Treasury Bond 0.3%
3.125%, due 11/15/41	5,340,000	5,536,913

♦United States Treasury Notes 3.5%
1.25%, due 7/31/23	25,125,000	23,973,773
2.00%, due 8/15/25	15,530,000	15,264,297
2.00%, due 11/15/26	13,800,000	13,464,701
2.25%, due 7/31/21	5,575,000	5,693,686

		58,396,457

Total U.S. Government & Federal Agencies (Cost $65,349,202)		64,178,864

Total Long-Term Bonds (Cost $813,246,991)		824,457,494

	Shares
Common Stocks 43.7%
Aerospace & Defense 0.9%
BAE Systems PLC (United Kingdom)	1,201,830	9,759,940
Lockheed Martin Corp.	17,859	4,812,108

		14,572,048

	Shares	Value
Agriculture 3.3%
Altria Group, Inc.	174,911	$12,555,112
British American Tobacco PLC (United Kingdom)	166,680	11,258,340
Imperial Brands PLC (United Kingdom)	215,965	10,578,923
♦Philip Morris International, Inc.	114,483	12,689,296
Reynolds American, Inc.	150,828	9,728,406

		56,810,077

Auto Manufacturers 0.5%
Daimler A.G. (Germany), Registered Shares	117,635	8,764,760

Auto Parts & Equipment 0.4%
Cie Generale des Etablissements Michelin (France)	53,320	6,966,871

Banks 1.6%
Commonwealth Bank of Australia (Australia)	83,310	5,452,233
Royal Bank of Canada (Canada)	77,230	5,288,223
Svenska Handelsbanken AB (Sweden), Class A	367,663	5,217,757
Wells Fargo & Co.	97,745	5,262,591
Westpac Banking Corp. (Australia)	197,541	5,186,030

		26,406,834

Beverages 0.9%
Coca-Cola Co.	98,050	4,230,857
Diageo PLC (United Kingdom)	190,000	5,528,364
PepsiCo., Inc.	44,110	4,996,781

		14,756,002

Chemicals 1.4%
Agrium, Inc. (Canada)	46,445	4,362,579
BASF S.E. (Germany)	90,180	8,787,928
Dow Chemical Co.	159,061	9,989,031

		23,139,538

Commercial Services 0.3%
Automatic Data Processing, Inc.	51,920	5,425,121

Cosmetics & Personal Care 0.8%
Procter & Gamble Co.	66,345	5,793,909
Unilever PLC (United Kingdom)	150,510	7,743,034

		13,536,943

Diversified Financial Services 0.5%
CME Group, Inc.	40,013	4,649,110
Singapore Exchange, Ltd. (Singapore)	758,886	4,019,437

		8,668,547

Electric 5.4%
Ameren Corp.	177,605	9,713,217
Dominion Resources, Inc.	98,285	7,610,208

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electric (continued)
Duke Energy Corp.	152,483	$12,579,848
Entergy Corp.	111,838	8,528,766
♦PPL Corp.	356,690	13,593,456
Red Electrica Corp. S.A. (Spain)	294,505	5,742,395
Southern Co.	118,795	5,915,991
SSE PLC (United Kingdom)	334,765	6,031,200
Terna Rete Elettrica Nazionale S.p.A. (Italy)	2,159,470	10,891,195
WEC Energy Group, Inc.	174,324	10,550,089

		91,156,365

Electrical Components & Equipment 0.3%
Emerson Electric Co.	97,470	5,875,492

Engineering & Construction 0.4%
Vinci S.A. (France)	70,935	6,034,746

Entertainment 0.3%
Regal Entertainment Group, Class A	261,800	5,777,926

Environmental Controls 0.4%
Waste Management, Inc.	85,920	6,253,258

Food 0.8%
Nestle S.A. (Switzerland), Registered	105,302	8,111,958
Orkla ASA (Norway)	698,070	6,321,330

		14,433,288

Gas 1.5%
Gas Natural SDG S.A. (Spain)	243,380	5,503,762
National Grid PLC (United Kingdom)	959,360	12,425,623
Snam S.p.A. (Italy)	1,809,356	7,998,038

		25,927,423

Health Care—Services 0.3%
Sonic Healthcare, Ltd. (Australia)	266,170	4,402,716

Household Products & Wares 0.4%
Kimberly-Clark Corp.	58,815	7,631,246

Insurance 2.3%
Allianz S.E. (Germany), Registered	46,407	8,836,338
Arthur J. Gallagher & Co.	82,190	4,587,024
AXA S.A. (France)	293,850	7,845,423
Muenchener Rueckversicherungs-Gesellschaft A.G. (Germany), Registered	61,420	11,771,897
SCOR S.E. (France)	146,466	5,794,688

		38,835,370

Investment Management/Advisory Services 0.3%
BlackRock, Inc.	12,975	4,989,796

	Shares	Value
Media 0.5%
ION Media Networks, Inc. (d)(g)(h)	12	$8,143
Sky PLC (United Kingdom)	637,139	8,186,202

		8,194,345

Miscellaneous—Manufacturing 1.0%
Eaton Corp. PLC (Ireland)	86,235	6,522,815
Siemens A.G. (Germany), Registered	67,781	9,716,531

		16,239,346

Oil & Gas 2.6%
Exxon Mobil Corp.	104,940	8,568,351
Occidental Petroleum Corp.	133,230	8,198,974
Royal Dutch Shell PLC (United Kingdom), Class A, Sponsored ADR	188,595	9,842,773
Statoil ASA (Norway)	446,380	7,366,882
Total S.A. (France)	215,388	11,067,124

		45,044,104

Pharmaceuticals 4.1%
AbbVie, Inc.	124,255	8,193,375
AstraZeneca PLC (United Kingdom), Sponsored ADR	302,190	9,141,247
GlaxoSmithKline PLC (United Kingdom)	497,420	9,985,999
Johnson & Johnson	42,655	5,266,613
Merck & Co., Inc.	94,859	5,912,561
Novartis A.G. (Switzerland), Registered	100,531	7,734,320
Pfizer, Inc.	241,587	8,194,631
Roche Holding A.G. (Switzerland)	32,858	8,595,917
Sanofi (France)	70,645	6,664,949

		69,689,612

Pipelines 0.4%
Enterprise Products Partners, L.P.	268,740	7,341,977

Real Estate Investment Trusts 1.9%
Iron Mountain, Inc.	222,050	7,718,458
Unibail-Rodamco S.E. (France)	45,905	11,273,470
♦Welltower, Inc.	189,710	13,552,882

		32,544,810

Retail 0.5%
McDonald’s Corp.	60,633	8,484,376

Savings & Loans 0.3%
People’s United Financial, Inc.	277,105	4,841,024

Semiconductors 1.7%
Microchip Technology, Inc.	83,343	6,299,064
QUALCOMM, Inc.	185,128	9,948,779
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan), Sponsored ADR	170,999	5,654,937
Texas Instruments, Inc.	81,084	6,420,231

		28,323,011

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Software 0.3%
Microsoft Corp.	86,818	$5,943,560

Telecommunications 6.5%
♦AT&T, Inc.	326,639	12,944,703
♦BCE, Inc. (Canada)	324,146	14,758,195
CenturyLink, Inc.	171,286	4,396,912
Cisco Systems, Inc.	249,400	8,497,058
Deutsche Telekom A.G. (Germany), Registered	563,885	9,889,260
Rogers Communications, Inc. (Canada), Class B	201,220	9,226,299
Singapore Telecommunications, Ltd. (Singapore) (Diversified Telecommunication Services)	1,730,115	4,630,947
Swisscom A.G. (Switzerland), Registered	19,313	8,423,962
Telstra Corp., Ltd. (Australia)	2,119,380	6,697,106
TELUS Corp. (Canada)	151,446	5,039,139
♦Verizon Communications, Inc.	278,046	12,765,092
♦Vodafone Group PLC (United Kingdom)	5,058,233	13,040,600

		110,309,273

Transportation 0.9%
Deutsche Post A.G. (Germany), Registered	220,259	7,917,626
United Parcel Service, Inc., Class B	69,209	7,437,199

		15,354,825

Total Common Stocks (Cost $677,935,058)		742,674,630

	Principal Amount
Short-Term Investments 8.0%
Repurchase Agreement 8.0%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $135,920,331 (Collateralized by United States Treasury Note with a rate of 2.00% and maturity date of 11/30/22, with a Principal Amount of $137,090,000 and a Market Value of $138,642,544)	$135,919,312	135,919,312

Total Short-Term Investment (Cost $135,919,312)		135,919,312

Total Investments (Cost $1,627,101,361) (i)	100.2%	1,703,051,436
Other Assets, Less Liabilities	(0.2)	(4,212,857)
Net Assets	100.0%	$1,698,838,579
‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of April 30, 2017.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2017.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2017, the total market value of these securities was $614,364, which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2017.

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2017.

(g)	Illiquid security—As of April 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $409,594, which represented less than one-tenth of a percent of the Fund’s net assets.

(h)	Restricted security.

(i)	As of April 30, 2017, cost was $1,627,061,887 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$108,224,360
Gross unrealized depreciation	(32,234,811)

Net unrealized appreciation	$75,989,549

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Canadian Dollar vs. U.S. Dollar	5/2/17	JPMorgan Chase Bank	CAD	23,040,000	$17,043,941	$(165,191)
Euro vs. U.S. Dollar	5/2/17	JPMorgan Chase Bank	EUR	94,031,000	100,585,193	1,842,747
Euro vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank		1,620,000	1,778,183	(5,372)
Pound Sterling vs. U.S. Dollar	5/2/17	JPMorgan Chase Bank	GBP	41,938,000	53,485,139	832,926

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	5/2/17	JPMorgan Chase Bank	CAD	23,040,000	17,559,090	680,340
Canadian Dollar vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank		23,160,000	17,156,191	166,256
Euro vs. U.S. Dollar	5/2/17	JPMorgan Chase Bank	EUR	94,031,000	100,897,448	(1,530,492)
Euro vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank		93,385,000	100,348,719	(1,845,094)
Pound Sterling vs. U.S. Dollar	5/2/17	JPMorgan Chase Bank	GBP	41,938,000	52,722,785	(1,595,279)
Pound Sterling vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank		37,355,000	47,857,358	(650,211)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$(2,269,370)

As of April 30, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(338)	June 2017	$(73,213,969)	$(640)
5-Year United States Treasury Note	779	June 2017	92,238,469	535,792
10-Year United States Treasury Note	137	June 2017	17,223,469	189,182
EURO STOXX 50	1,965	June 2017	75,087,824	3,566,009
Nikkei 225	595	June 2017	51,280,220	(308,786)
Standard & Poor’s 500 Index Mini	1,480	June 2017	176,157,000	873,718
United States Treasury Bond	436	June 2017	66,694,375	1,298,936

			$405,467,388	$6,154,211

1.	As of April 30, 2017, cash in the amount of $17,848,930 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2017.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

TBD—To Be Determined

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,531,609	$—	$3,531,609
Corporate Bonds	—	636,213,098	—	636,213,098
Foreign Bonds	—	1,980,746	—	1,980,746
Loan Assignments (b)	—	103,241,555	4,577,500	107,819,055
Mortgage-Backed Securities (c)	—	10,332,671	401,451	10,734,122
U.S. Government & Federal Agencies	—	64,178,864	—	64,178,864

Total Long-Term Bonds	—	819,478,543	4,978,951	824,457,494

Common Stocks (d)	742,666,487	—	8,143	742,674,630
Short-Term Investment
Repurchase Agreement	—	135,919,312	—	135,919,312

Total Investments in Securities	742,666,487	955,397,855	4,987,094	1,703,051,436

Other Financial Instruments
Foreign Currency Forward Contracts (e)	3,522,269	—	—	3,522,269
Futures Contracts (e)	6,463,637	—	—	6,463,637

Total Other Financial Instruments	9,985,906	—	—	9,985,906

Total Investments in Securities and Other Financial Instruments	$752,652,393	$955,397,855	$4,987,094	$1,713,037,342

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$(5,791,639)	$—	$—	$(5,791,639)
Futures Contracts (e)	(309,426)	—	—	(309,426)

Total Other Financial Instruments	$(6,101,065)	$—	$—	$(6,101,065)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $4,577,500 are held in Health Care—Products and Health Care—Services within the Loan Assignments section of the Portfolio of Investments.

(c)	The Level 3 security valued at $401,451 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $8,143 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers between among levels. (See Note 2)

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2017 (b)
Long-Term Bonds
Loan Assignments
Health Care—Products	$—	$58	$—	$(7,683)	$3,042,375	$—	$—	$—	$3,034,750	$(7,683)
Health Care—Services	1,623,500	2,110	—	(82,860)	—	—	—	—	1,542,750	(82,860)
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	422,378	—	—	5,397	—	(26,324)	—	—	401,451	1,336
Common Stocks
Media	6,425	—	—	1,718	—	—	—	—	8,143	1,718

Total	$2,052,303	$2,168	$—	$(83,428)	$3,042,375	$(26,324)	$—	$—	$4,987,094	$(87,489)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,627,101,361)	$1,703,051,436
Cash collateral on deposit at broker	17,848,930
Cash denominated in foreign currencies (identified cost $15,854)	16,062
Receivables:
Dividends and interest	10,267,609
Variation margin on futures contracts	186,184
Fund shares sold	4,358,595
Investment securities sold	3,180,537
Other assets	100,162
Unrealized appreciation on foreign currency forward contracts	3,522,269

Total assets	1,742,531,784

Liabilities
Payables:
Investment securities purchased	32,126,274
Fund shares redeemed	3,546,185
Manager (See Note 3)	849,195
NYLIFE Distributors (See Note 3)	395,903
Transfer agent (See Note 3)	357,312
Shareholder communication	89,083
Professional fees	56,011
Custodian	44,378
Trustees	2,772
Accrued expenses	26,187
Dividend payable	408,266
Unrealized depreciation on foreign currency forward contracts	5,791,639

Total liabilities	43,693,205

Net assets	$1,698,838,579

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$880,937
Additional paid-in capital	1,615,699,257

1,616,580,194
Undistributed net investment income	4,793,388
Accumulated net realized gain (loss) on investments, unfunded commitments, futures transactions and foreign currency transactions	(2,594,055)
Net unrealized appreciation (depreciation) on investments and futures contracts	82,104,286
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(2,045,234)

Net assets	$1,698,838,579

Class A
Net assets applicable to outstanding shares	$568,040,522

Shares of beneficial interest outstanding	29,583,264

Net asset value per share outstanding	$19.20
Maximum sales charge (5.50% of offering price)	1.12

Maximum offering price per share outstanding	$20.32

Investor Class
Net assets applicable to outstanding shares	$155,774,043

Shares of beneficial interest outstanding	8,108,031

Net asset value per share outstanding	$19.21
Maximum sales charge (5.50% of offering price)	1.12

Maximum offering price per share outstanding	$20.33

Class B
Net assets applicable to outstanding shares	$41,910,822

Shares of beneficial interest outstanding	2,168,689

Net asset value and offering price per share outstanding	$19.33

Class C
Net assets applicable to outstanding shares	$260,573,220

Shares of beneficial interest outstanding	13,507,811

Net asset value and offering price per share outstanding	$19.29

Class I
Net assets applicable to outstanding shares	$668,837,385

Shares of beneficial interest outstanding	34,532,994

Net asset value and offering price per share outstanding	$19.37

Class R2
Net assets applicable to outstanding shares	$3,556,194

Shares of beneficial interest outstanding	185,327

Net asset value and offering price per share outstanding	$19.19

Class R3
Net assets applicable to outstanding shares	$146,393

Shares of beneficial interest outstanding	7,625

Net asset value and offering price per share outstanding	$19.20

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$15,742,569
Dividends (b)	13,593,280
Other income	1,091

Total income	29,336,940

Expenses
Manager (See Note 3)	4,940,540
Distribution/Service—Class A (See Note 3)	706,747
Distribution/Service—Investor Class (See Note 3)	191,203
Distribution/Service—Class B (See Note 3)	209,464
Distribution/Service—Class C (See Note 3)	1,263,243
Distribution/Service—Class R2 (See Note 3)	2,468
Distribution/Service—Class R3 (See Note 3)	225
Transfer agent (See Note 3)	1,084,183
Shareholder communication	117,047
Registration	84,034
Professional fees	66,614
Custodian	50,236
Trustees	20,111
Interest expense	1,276
Shareholder service (See Note 3)	1,033
Miscellaneous	43,026

Total expenses	8,781,450

Net investment income (loss)	20,555,490

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	15,377,693
Futures transactions	24,450,196
Foreign currency transactions	5,343,033

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	45,170,922

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	31,686,157
Futures contracts	11,872,690
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(6,177,626)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	37,381,221

Net realized and unrealized gain (loss) on investments, unfunded commitments, futures transactions and foreign currency transactions	82,552,143

Net increase (decrease) in net assets resulting from operations	$103,107,633

(a)	Interest recorded net of foreign withholding taxes in the amount of $2,884.
(b)	Dividends recorded net of foreign withholding taxes in the amount of $802,717.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$20,555,490	$47,145,888
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	45,170,922	(22,993,779)
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	37,381,221	29,111,470

Net increase (decrease) in net assets resulting from operations	103,107,633	53,263,579

Dividends and distributions to shareholders:
From net investment income:
Class A	(8,908,140)	(18,845,332)
Investor Class	(2,291,810)	(4,941,822)
Class B	(442,057)	(1,008,072)
Class C	(2,660,952)	(5,780,002)
Class I	(10,099,287)	(18,612,750)
Class R2	(33,006)	(9,899)
Class R3	(1,131)	(767)

	(24,436,383)	(49,198,644)

From net realized gain on investments:
Class A	—	(18,546,003)
Investor Class	—	(4,978,803)
Class B	—	(1,339,617)
Class C	—	(7,349,774)
Class I	—	(15,949,233)
Class R2	—	(6,680)

	—	(48,170,110)

Total dividends and distributions to shareholders	(24,436,383)	(97,368,754)

Capital share transactions:
Net proceeds from sale of shares	243,764,848	482,452,593
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	21,482,409	88,232,030
Cost of shares redeemed	(212,378,896)	(495,069,609)

Increase (decrease) in net assets derived from capital share transactions	52,868,361	75,615,014

Net increase (decrease) in net assets	131,539,611	31,509,839

	2017	2016
Net Assets
Beginning of period	1,567,298,968	1,535,789,129

End of period	$1,698,838,579	$1,567,298,968

Undistributed net investment income at end of period	$4,793,388	$8,674,281

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$18.30	$18.79	$20.51	$19.83	$17.46	$15.92

Net investment income (loss) (a)	0.24	0.58	0.68	0.82	0.69	0.67
Net realized and unrealized gain (loss) on investments	0.96	(0.17)	(0.98)	0.96	2.43	1.40
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.30	0.15	0.14	(0.06)	0.14

Total from investment operations	1.19	0.71	(0.15)	1.92	3.06	2.21

Less dividends and distributions:
From net investment income	(0.29)	(0.61)	(0.70)	(0.72)	(0.69)	(0.67)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—	—

Total dividends and distributions	(0.29)	(1.20)	(1.57)	(1.24)	(0.69)	(0.67)

Net asset value at end of period	$19.20	$18.30	$18.79	$20.51	$19.83	$17.46

Total investment return (b)	6.56%	4.08%	(0.81%)	10.08%	17.90%	14.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.63%††	3.21%	3.49%	4.06%	3.71%	4.03%
Net expenses	1.01%††	1.02%	1.02%	1.01%	1.04%	1.06%
Portfolio turnover rate	17%	27%	30%	15%	31%	25%
Net assets at end of period (in 000’s)	$568,041	$574,390	$581,920	$497,591	$397,101	$292,603

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$18.31	$18.80	$20.52	$19.84	$17.46	$15.93

Net investment income (loss) (a)	0.23	0.56	0.65	0.78	0.64	0.62
Net realized and unrealized gain (loss) on investments	0.96	(0.16)	(0.99)	0.95	2.44	1.39
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.28	0.15	0.14	(0.06)	0.14

Total from investment operations	1.18	0.68	(0.19)	1.87	3.02	2.15

Less dividends and distributions:
From net investment income	(0.28)	(0.58)	(0.66)	(0.67)	(0.64)	(0.62)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—	—

Total dividends and distributions	(0.28)	(1.17)	(1.53)	(1.19)	(0.64)	(0.62)

Net asset value at end of period	$19.21	$18.31	$18.80	$20.52	$19.84	$17.46

Total investment return (b)	6.48%	3.93%	(0.97%)	9.83%	17.62%	13.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.51%††	3.09%	3.34%	3.89%	3.46%	3.73%
Net expenses	1.14%††	1.16%	1.18%	1.23%	1.32%	1.37%
Portfolio turnover rate	17%	27%	30%	15%	31%	25%
Net assets at end of period (in 000’s)	$155,774	$153,137	$159,798	$165,088	$168,097	$160,758

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$18.40	$18.89	$20.61	$19.93	$17.54	$15.99

Net investment income (loss) (a)	0.16	0.42	0.51	0.63	0.51	0.50
Net realized and unrealized gain (loss) on investments	0.98	(0.17)	(0.99)	0.96	2.44	1.40
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.30	0.15	0.14	(0.06)	0.14

Total from investment operations	1.13	0.55	(0.33)	1.73	2.89	2.04

Less dividends and distributions:
From net investment income	(0.20)	(0.45)	(0.52)	(0.53)	(0.50)	(0.49)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—	—

Total dividends and distributions	(0.20)	(1.04)	(1.39)	(1.05)	(0.50)	(0.49)

Net asset value at end of period	$19.33	$18.40	$18.89	$20.61	$19.93	$17.54

Total investment return (b)	6.09%	3.20%	(1.70%)	8.99%	16.74%	12.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%††	2.34%	2.60%	3.14%	2.73%	2.99%
Net expenses	1.89%††	1.91%	1.93%	1.98%	2.07%	2.12%
Portfolio turnover rate	17%	27%	30%	15%	31%	25%
Net assets at end of period (in 000’s)	$41,911	$42,253	$44,441	$49,283	$51,138	$51,233

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized

	Six months ended April 30,	Year ended October 31,
Class C	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$18.37 *	$18.86	$20.58	$19.90	$17.52	$15.97

Net investment income (loss) (a)	0.16	0.42	0.50	0.60	0.49	0.49
Net realized and unrealized gain (loss) on investments	0.97	(0.17)	(0.98)	0.98	2.45	1.41
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.30	0.15	0.15	(0.06)	0.14

Total from investment operations	1.12	0.55	(0.33)	1.73	2.88	2.04

Less dividends and distributions:
From net investment income	(0.20)	(0.45)	(0.52)	(0.53)	(0.50)	(0.49)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—	—

Total dividends and distributions	(0.20)	(1.04)	(1.39)	(1.05)	(0.50)	(0.49)

Net asset value at end of period	$19.29	$18.37	$18.86	$20.58	$19.90	$17.52

Total investment return (b)	6.11%	3.15%	(1.70%)	9.01%	16.70%	12.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%††	2.32%	2.58%	3.00%	2.61%	2.88%
Net expenses	1.89%††	1.91%	1.93%	1.98%	2.07%	2.12%
Portfolio turnover rate	17%	27%	30%	15%	31%	25%
Net assets at end of period (in 000’s)	$260,573	$254,312	$235,811	$131,023	$55,889	$22,444

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$18.46	$18.95	$20.66	$19.97	$17.57	$16.02

Net investment income (loss) (a)	0.27	0.63	0.73	0.87	0.74	0.72
Net realized and unrealized gain (loss) on investments	0.97	(0.16)	(0.98)	0.96	2.46	1.40
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.28	0.15	0.15	(0.06)	0.14

Total from investment operations	1.23	0.75	(0.10)	1.98	3.14	2.26

Less dividends and distributions:
From net investment income	(0.32)	(0.65)	(0.74)	(0.77)	(0.74)	(0.71)
From net realized gain on investments	—	(0.59)	(0.87)	(0.52)	—	—

Total dividends and distributions	(0.32)	(1.24)	(1.61)	(1.29)	(0.74)	(0.71)

Net asset value at end of period	$19.37	$18.46	$18.95	$20.66	$19.97	$17.57

Total investment return (b)	6.71%	4.30%	(0.51%)	10.33%	18.25%	14.41%
Ratios of net investment income (loss) to average net assets:
Net investment income (loss)	2.90%††	3.44%	3.75%	4.29%	3.97%	4.28%
Net expenses	0.76%††	0.77%	0.77%	0.76%	0.79%	0.81%
Portfolio turnover rate	17%	27%	30%	15%	31%	25%
Net assets at end of period (in 000’s)	$668,837	$542,330	$513,629	$430,408	$286,425	$204,611

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R2	Six months ended April 30, 2017*	Year ended October 31, 2016	February 27, 2015** through October 31, 2015
Net asset value at beginning of period	$18.29	$18.78	$20.08

Net investment income (loss) (a)	0.23	0.55	0.36
Net realized and unrealized gain (loss) on investments	0.96	(0.19)	(1.35)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.33	0.20

Total from investment operations	1.18	0.69	(0.79)

Less dividends and distributions:
From net investment income	(0.28)	(0.59)	(0.51)
From net realized gain on investments	—	(0.59)	—

Total dividends and distributions	(0.28)	(1.18)	(0.51)

Net asset value at end of period	$19.19	$18.29	$18.78

Total investment return (b)	6.52%	3.99%	(3.92	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.47%††	3.03%	2.90	% ††
Net expenses	1.10%††	1.12%	1.12	% ††
Portfolio turnover rate	17%	27%	30%
Net assets at end of period (in 000’s)	$3,556	$838	$190

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

Class R3	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$18.30	$17.10

Net investment income (loss) (a)	0.23	0.35
Net realized and unrealized gain (loss) on investments	0.94	(1.69)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	2.95

Total from investment operations	1.16	1.61

Less dividends:
From net investment income	(0.26)	(0.41)

Net asset value at end of period	$19.20	$18.30

Total investment return (b)	6.36%	9.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	2.42%	2.81%
Net expenses††	1.35%	1.36%
Portfolio turnover rate	17%	27%
Net assets at end of period (in 000’s)	$146	$39

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

34	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Income Builder Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 27, 2015. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B Shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

35

Notes to Financial Statements (Unaudited) (continued)

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events

36	MainStay Income Builder Fund

may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, the Fund held loan assignments categorized as Level 3 securities with a value of $4,577,500 that were valued by utilizing significant unobservable inputs.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection

37

Notes to Financial Statements (Unaudited) (continued)

with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains during the six-month period ended April 30, 2017, the Fund, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term

Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and

38	MainStay Income Builder Fund

records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2017, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund may also use equity index futures contracts to increase the equity sensitivity to the Fund. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2017, all open futures are shown in the Portfolio of Investments.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward

39

Notes to Financial Statements (Unaudited) (continued)

contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Securities Risk.  The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium — a higher interest rate or yield than investment grade debt securities — because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund

40	MainStay Income Builder Fund

to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation on investments and futures contracts (a)	$—	$4,439,727	$2,023,910	$6,463,637
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	3,522,269	—	—	3,522,269

Total Fair Value		$3,522,269	$4,439,727	$2,023,910	$9,985,906

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized depreciation on investments and futures contracts (a)	$—	$(308,786)	$(640)	$(309,426)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(5,791,639)	—	—	(5,791,639)

Total Fair Value		$(5,791,639)	$(308,786)	$(640)	$(6,101,065)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

41

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$6,540,069	$17,910,127	$24,450,196
Forward Contracts	Net realized gain (loss) on foreign currency transactions	5,415,537	—	—	5,415,537

Total Realized Gain (Loss)		$5,415,537	$6,540,069	$17,910,127	$29,865,733

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(1,427,343)	$13,300,033	$11,872,690
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(6,879,759)	—	—	(6,879,759)

Total Change in Unrealized Appreciation (Depreciation)		$(6,879,759)	$(1,427,343)	$13,300,033	$4,992,931

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$289,771,925	$185,833,952	$475,605,877
Futures Contracts Short (a)	$—	$—	$(54,605,839)	$(54,605,839)
Forward Contracts Long	$58,306,160	$—	$—	$58,306,160
Forward Contracts Short	$(208,929,650)	$—	$—	$(208,929,650)

(a)	Positions were open three months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of the Amended and Restated Subadvisory

Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, is responsible for the overall asset allocation decisions of the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment advisor, also serves as a Subadvisor pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Epoch and is responsible for the day-to-day portfolio management of the equity portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average

42	MainStay Income Builder Fund

daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2017, the effective management fee rate was 0.60% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $4,940,540.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2017, shareholder service fees incurred by the Fund were as follows:

Class R2	$988
Class R3	45

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $81,133 and $24,413, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $3,505, $35,590 and $23,118, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$276,896
Investor Class	176,523
Class B	48,344
Class C	291,584
Class I	289,839
Class R2	954
Class R3	43

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$104,713,336	15.7%
Class R2	26,607	0.7
Class R3	29,096	19.9

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$49,199,426
Long-Term Capital Gain	48,169,328
Total	$97,368,754

43

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2017, the Fund held the following restricted security:

Security	Date of Acquisition	Shares	Cost	4/30/17 Value	Percent of Net Assets
ION Media Networks, Inc.
Common Stock	3/11/14	12	$21	$8,143	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of U.S. government securities were $37,343 and $20, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $266,322 and $253,314, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	3,105,145	$57,891,971
Shares issued to shareholders in reinvestment of dividends and distributions	435,551	8,149,507
Shares redeemed	(3,425,837)	(63,925,215)

Net increase (decrease) in shares outstanding before conversion	114,859	2,116,263
Shares converted into Class A (See Note 1)	415,169	7,834,633
Shares converted from Class A (See Note 1)	(2,331,932)	(43,696,320)

Net increase (decrease)	(1,801,904)	$(33,745,424)

Year ended October 31, 2016:
Shares sold	7,841,617	$142,036,049
Shares issued to shareholders in reinvestment of dividends and distributions	1,961,889	34,764,982
Shares redeemed	(9,816,306)	(174,240,150)

Net increase (decrease) in shares outstanding before conversion	(12,800)	2,560,881
Shares converted into Class A (See Note 1)	770,848	13,985,721
Shares converted from Class A (See Note 1)	(334,784)	(6,143,586)

Net increase (decrease)	423,264	$10,403,016

44	MainStay Income Builder Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	308,966	$5,778,685
Shares issued to shareholders in reinvestment of dividends and distributions	121,676	2,278,018
Shares redeemed	(472,559)	(8,818,435)

Net increase (decrease) in shares outstanding before conversion	(41,917)	(761,732)
Shares converted into Investor Class (See Note 1)	152,940	2,873,177
Shares converted from Investor Class (See Note 1)	(366,739)	(6,935,622)

Net increase (decrease)	(255,716)	$(4,824,177)

Year ended October 31, 2016:
Shares sold	494,203	$8,903,534
Shares issued to shareholders in reinvestment of dividends and distributions	556,615	9,868,926
Shares redeemed	(859,909)	(15,490,433)

Net increase (decrease) in shares outstanding before conversion	190,909	3,282,027
Shares converted into Investor Class (See Note 1)	342,484	6,227,403
Shares converted from Investor Class (See Note 1)	(668,460)	(12,156,033)

Net increase (decrease)	(135,067)	$(2,646,603)

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	152,559	$2,832,828
Shares issued to shareholders in reinvestment of dividends and distributions	20,455	385,205
Shares redeemed	(156,858)	(2,945,549)

Net increase (decrease) in shares outstanding before conversion	16,156	272,484
Shares converted from Class B (See Note 1)	(143,204)	(2,683,760)

Net increase (decrease)	(127,048)	$(2,411,276)

Year ended October 31, 2016:
Shares sold	458,845	$8,357,411
Shares issued to shareholders in reinvestment of dividends and distributions	120,201	2,138,960
Shares redeemed	(331,239)	(5,985,764)

Net increase (decrease) in shares outstanding before conversion	247,807	4,510,607
Shares converted from Class B (See Note 1)	(304,298)	(5,518,950)

Net increase (decrease)	(56,491)	$(1,008,343)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,856,362	$34,807,138
Shares issued to shareholders in reinvestment of dividends and distributions	115,359	2,168,915
Shares redeemed	(2,306,593)	(43,160,851)

Net increase (decrease)	(334,872)	$(6,184,798)

Year ended October 31, 2016:
Shares sold	5,044,698	$91,363,749
Shares issued to shareholders in reinvestment of dividends and distributions	608,097	10,807,452
Shares redeemed	(4,294,052)	(77,182,470)

Net increase (decrease) in shares outstanding before conversion	1,358,743	24,988,731
Shares converted from Class C (See Note 1)	(17,464)	(313,665)

Net increase (decrease)	1,341,279	$24,675,066

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	7,395,887	$139,251,459
Shares issued to shareholders in reinvestment of dividends and distributions	448,697	8,477,777
Shares redeemed	(4,944,409)	(93,022,344)

Net increase (decrease) in shares outstanding before conversion	2,900,175	54,706,892
Shares converted into Class I (See Note 1)	2,255,457	42,607,892

Net increase (decrease)	5,155,632	$97,314,784

Year ended October 31, 2016:
Shares sold	12,617,583	$231,090,238
Shares issued to shareholders in reinvestment of dividends and distributions	1,712,441	30,646,033
Shares redeemed	(12,272,978)	(222,155,199)

Net increase (decrease) in shares outstanding before conversion	2,057,046	39,581,072
Shares converted into Class I (See Note 1)	211,252	3,919,110

Net increase (decrease)	2,268,298	$43,500,182

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	165,062	$3,098,823
Shares issued to shareholders in reinvestment of dividends and distributions	1,201	22,428
Shares redeemed	(26,765)	(503,501)

Net increase (decrease)	139,498	$2,617,750

Year ended October 31, 2016:
Shares sold	36,303	$664,922
Shares issued to shareholders in reinvestment of dividends and distributions	273	4,910
Shares redeemed	(851)	(15,593)

Net increase (decrease)	35,725	$654,239

45

Notes to Financial Statements (Unaudited) (continued)

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	5,602	$103,944
Shares issued to shareholders in reinvestment of dividends and distributions	30	559
Shares redeemed	(161)	(3,001)

Net increase (decrease)	5,471	$101,502

Period ended October 31, 2016 (a):
Shares sold	2,112	$36,690
Shares issued to shareholders in reinvestment of dividends and distributions	42	767

Net increase (decrease)	2,154	$37,457

(a)	Inception date was February 29, 2016.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure.

No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

46	MainStay Income Builder Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Income Builder Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, Epoch and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments, Epoch and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and Epoch and responses from New York Life Investments, Epoch and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, Epoch and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments, Epoch and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments , Epoch and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Epoch and MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, Epoch and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments, Epoch and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments, Epoch and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients,

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Epoch and MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch and MacKay Shields provide to the Fund. The Board evaluated Epoch’s and MacKay Shields’ experience in serving as subadvisors to the Fund and managing other portfolios. It examined Epoch’s and MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and MacKay Shields, and Epoch’s and MacKay Shields’ overall legal and compliance environments. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch and MacKay Shields. The Board also reviewed Epoch’s and MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, Epoch’s and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Epoch or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, Epoch and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Epoch and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments, Epoch and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments, Epoch and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to

48	MainStay Income Builder Fund

manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, Epoch and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments, Epoch and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationships with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the

15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationships with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationships with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the

49

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

management fee paid by the Fund to New York Life Investments, because the fees paid to Epoch and MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Epoch and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

50	MainStay Income Builder Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

51

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738551 MS144-17	MSIB10-06/17 (NYLIM) NL014

MainStay Emerging Markets Debt Fund (Formerly known as MainStay Global High Income Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

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Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	–1.32 3.33%	7.12 12.16%	3.37 4.32%	5.46 5.95%	1.23 1.23%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–1.34 3.30	6.92 11.95	3.20 4.15	5.73 6.27	1.43 1.43
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	–2.19 2.81	6.01 11.01	3.06 3.38	5.00 5.00	2.18 2.18
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	1.81 2.81	10.00 11.00	3.35 3.35	5.01 5.01	2.18 2.18
Class I Shares	No Sales Charge		8/31/2007	3.46	12.32	4.58	6.86	0.98

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
JPMorgan EMBI Global Diversified Index[4]	2.45%	8.62%	5.80%	7.11%
Average Lipper Emerging Markets Hard Currency Debt Fund[5]	3.50	9.64	3.66	5.89

4.	The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad-based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper Emerging Markets Hard Currency Debt Fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Emerging Markets Debt Fund

Cost in Dollars of a $1,000 Investment in MainStay Emerging Markets Debt Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,033.30	$6.25	$1,018.60	$6.21	1.24%

Investor Class Shares	$1,000.00	$1,033.00	$7.21	$1,017.70	$7.15	1.43%

Class B Shares	$1,000.00	$1,028.10	$10.96	$1,014.00	$10.89	2.18%

Class C Shares	$1,000.00	$1,028.10	$10.96	$1,014.00	$10.89	2.18%

Class I Shares	$1,000.00	$1,034.60	$4.99	$1,019.90	$4.96	0.99%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2017 (Unaudited)

Mexico	8.8%
Brazil	6.8
Russia	5.4
Indonesia	4.8
Kazakhstan	4.5
United States	4.2
Peru	3.9
China	3.8
Venezuela	3.6
Turkey	3.5
Croatia	3.3
India	3.3
Dominican Republic	3.1
Sri Lanka	3.0
Argentina	2.8
Costa Rica	2.7
Hungary	2.5
Uruguay	2.5
Paraguay	2.4
El Salvador	2.3
Ukraine	2.1

Guatemala	1.7%
Ivory Coast	1.6
Pakistan	1.6
United Arab Emirates	1.6
Netherlands	1.5
Ghana	1.4
Georgia	1.3
Nigeria	1.2
Saudi Arabia	1.2
South Africa	1.2
Vietnam	1.2
Hong Kong	0.9
Luxembourg	0.8
Senegal	0.8
Gabon	0.7
Cameroon	0.6
Israel	0.6
Kenya	0.6
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	KazMunayGas National Co. JSC, 4.40%–5.75%, due 4/30/23–4/30/43

2.	Pertamina Persero PT, 5.625%, due 5/20/43

3.	Petrobras Global Finance B.V., 6.85%–8.75%, due 6/5/15–5/23/26

4.	Croatia Government International Bond, 6.00%–6.38%, due 3/24/21–1/26/24

5.	Dominican Republic International Bond, 5.95%–7.50%, due 5/6/21–1/25/27
6.	Sri Lanka Government International Bond, 6.83%, due 7/18/26

7.	Turkey Government International Bond, 6.63%–7.38%, due 2/5/25–2/17/45

8.	Uruguay Government International Bond, 4.38%, due 12/15/28

9.	Petroleos Mexicanos, 5.63%, due 1/23/46

10.	Hungary Government International Bond, 7.63%, due 3/29/41

8	MainStay Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Emerging Markets Debt Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Emerging Markets Debt Fund returned 3.33% for Class A shares, 3.30% for Investor Class shares and 2.81% for Class B and Class C shares for the six months ended April 30, 2017. Over the same period, the Fund’s Class I shares returned 3.46%. For the six months ended April 30, 2017, all share classes outperformed the 2.45% return of the JPMorgan EMBI Global Diversified Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 3.50% return of the Average Lipper2 Emerging Markets Hard Currency Debt Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2017, MainStay Global High Income Fund was renamed MainStay Emerging Markets Debt Fund. Effective the same date, the Fund’s investment strategies and principal investment risks were changed. For more information on these changes, please refer to the prospectus supplement dated December 16, 2016.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative outperformance of the JPMorgan EMBI Global Diversified Index resulted primarily from the Fund’s overweight position in credit, as credit spreads3 tightened during the reporting period. Negative (or very low) yields in developed markets provided a bid for emerging-market debt, which rallied significantly during the reporting period. Idiosyncratic risk in emerging markets remained high, despite the rebound in commodity prices. During the reporting period, Chinese authorities successfully reduced yuan outflows through administrative and legal measures. Although emerging-market countries witnessed a number of positive headlines, the judicial “coup” in Venezuela, the upcoming constitutional referendum in Turkey, a cabinet shake-up in South Africa and challenges facing economic reform in Brazil hung over specific markets. Nevertheless, ratings trends were positive for emerging-market debt, as was a decline in default rates.

Because of these factors, we remained highly selective in the Fund’s emerging-market debt holdings. The low spreads of Chinese issuers and the opaque nature of the macroeconomic scene remained a concern. In positioning the portfolio, we continued to put the Fund’s cash balance to use through selective purchases. Although we generally avoided securities rated CCC4 and non-rated credits, we did have a position in Venezuela’s PDVSA, which continued to show strong willingness to pay its debt obligations. The Fund was overweight in securities rated BB,5 with a focus on bonds of larger corporations with better liquidity positions and better opportunities to access the bond market when open for issuance. All of these factors contributed positively to performance.

What was the Fund’s duration6 strategy during the reporting period?

The Fund ended the reporting period with a slightly longer duration than that of its benchmark. As of April 30, 2017, the Fund’s duration was 7.0 years, compared to the 6.6-year duration of the JPMorgan EMBI Global Diversified Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, we promoted credit risk as an anticipated primary driver of performance. We expected corporate bonds to perform well because we believed that the low interest-rate environment was likely to spark healthy demand for higher-yielding products. For this reason, we maintained a high beta7 in the Fund. We also added slightly to the Fund’s duration during the reporting period, as we believed that yields were unlikely to increase significantly in the immediate future.

1.	See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Long exposure to corporate credit was the strongest positive contributor to the Fund’s absolute performance during the reporting period. (Contributions take weightings and total returns into account.) The strength was widespread, with significant excess returns in Brazil, Russia and even Mexico (despite an initial sell-off following President Trump’s election). Foreign currency exposure also added to the Fund’s performance, with large moves in the Uruguayan peso, the Russian ruble and the Turkish lira. The Fund’s Venezuelan bonds added significantly to performance because of their substantial yield.

During the reporting period, the weakest contribution to the Fund’s absolute performance came from high-duration bonds with low-beta exposure.

Did the Fund make any significant purchases or sales during the reporting period?

Most of the Fund’s trades were made to adjust the Fund’s risk and duration profiles. Both beta risk and duration were increased a bit by swapping shorter-maturity bonds of

Petrobras, Sri Lanka, Peru and Russian financial firm Mettaloinvest. A long Saudi Arabian bond was added to the Fund when it initially came to market.

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, we kept the sovereign weighting fairly constant at about 51% of the Fund’s assets and put some of the Fund’s cash holdings to work to increase the Fund’s weighting in corporate bonds. From a country perspective, we increased the Fund’s weightings in Mexico, Brazil and China, while decreasing its weightings in Russia, Venezuela and Indonesia.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund held an overweight position relative to the JPMorgan EMBI Global Diversified Index in credit. As of the same date, the Fund held overweight allocations in Brazil, Russia and Mexico. At the end of the reporting period, the Fund generally held underweight positions in Middle Eastern countries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Emerging Markets Debt Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 95.6%† Corporate Bonds 46.2%
Argentina 0.6%
Cablevision S.A. 6.50%, due 6/15/21 (a)	$1,000,000	$1,065,000

Brazil 6.8%
Banco Bradesco S.A. 5.90%, due 1/16/21 (a)	1,500,000	1,598,700
Braskem America Finance Co. 7.13%, due 7/22/41 (a)	2,000,000	2,117,500
♦Petrobras Global Finance B.V.
6.85%, due 6/5/2115	1,000,000	890,500
7.38%, due 1/17/27	3,000,000	3,225,900
8.75%, due 5/23/26	2,000,000	2,332,000
Vale Overseas, Ltd. 6.88%, due 11/21/36	1,800,000	1,950,750

		12,115,350

China 3.8%
Alibaba Group Holding, Ltd. 4.50%, due 11/28/34	2,000,000	2,095,136
JD.com, Inc. 3.88%, due 4/29/26	1,500,000	1,481,747
Proven Honour Capital, Ltd. Series Reg S 4.13%, due 5/19/25	1,500,000	1,522,557
Tencent Holdings, Ltd. Series Reg S 3.80%, due 2/11/25	1,500,000	1,547,242

		6,646,682

Hong Kong 0.9%
MCE Finance, Ltd. 5.00%, due 2/15/21 (a)	1,500,000	1,532,850

India 3.3%
Bharti Airtel International Netherlands B.V. Series Reg S 5.13%, due 3/11/23	2,000,000	2,106,916
Glenmark Pharmaceuticals, Ltd. Series Reg S 4.50%, due 8/2/21	1,000,000	1,006,381
Reliance Holding USA, Inc. 5.40%, due 2/14/22 (a)	1,000,000	1,094,601
Tata Motors, Ltd. Series Reg S 5.75%, due 10/30/24	1,500,000	1,605,000

		5,812,898

	Principal Amount	Value
Indonesia 3.9%
♦Pertamina Persero PT 5.63%, due 5/20/43 (a)	$6,700,000	$6,897,503

Israel 0.6%
Delek & Avner Tamar Bond, Ltd. 5.41%, due 12/30/25 (a)	1,000,000	1,025,000

Kazakhstan 4.5%
♦KazMunayGas National Co. JSC (a)
4.40%, due 4/30/23	6,000,000	6,060,000
5.75%, due 4/30/43	2,000,000	1,980,080

		8,040,080

Luxembourg 0.8%
Minerva Luxembourg S.A. 6.50%, due 9/20/26 (a)	1,375,000	1,364,674

Mexico 8.0%
Banco Nacional de Comercio Exterior SNC 3.80%, due 8/11/26 (a)(b)	4,000,000	3,930,000
Cemex Finance LLC 6.00%, due 4/1/24 (a)	2,000,000	2,115,000
Comision Federal de Electricidad 4.88%, due 1/15/24 (a)	2,000,000	2,072,500
Grupo Televisa S.A.B. 4.63%, due 1/30/26	1,500,000	1,563,250
♦Petroleos Mexicanos 5.63%, due 1/23/46	5,000,000	4,451,250

		14,132,000

Netherlands 1.5%
GTH Finance B.V. Series Reg S 7.25%, due 4/26/23	1,500,000	1,642,650
Samvardhana Motherson Automotive Systems Group B.V. Series Reg S 4.88%, due 12/16/21	1,000,000	1,028,800

		2,671,450

Peru 1.8%
Banco de Credito del 4.25%, due 4/1/23 (a)	1,000,000	1,057,200
Southern Copper Corp. 5.88%, due 4/23/45	2,000,000	2,106,741

		3,163,941

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Russia 3.2%
Gazprom OAO Via Gaz Capital S.A. Series Reg S 8.63%, due 4/28/34	$1,500,000	$1,983,000
Metalloinvest Finance DAC 4.85%, due 5/2/24 (a)	2,000,000	1,997,500
MMC Norilsk Nickel OJSC via MMC Finance DAC 6.63%, due 10/14/22 (a)	1,500,000	1,689,600

		5,670,100

Saudi Arabia 1.2%
Saudi Electricity Global Sukuk Co. 3 4.00%, due 4/8/24 (a)	2,000,000	2,079,724

South Africa 1.2%
Eskom Holdings SOC, Ltd. 7.13%, due 2/11/25 (a)	2,000,000	2,056,968

Turkey 0.8%
Arcelik A.S. 5.00%, due 4/3/23 (a)	1,500,000	1,493,655

United Arab Emirates 1.6%
Abu Dhabi National Energy Co. PJSC 3.63%, due 1/12/23 (a)	2,750,000	2,777,351

Venezuela 1.7%
Petroleos de Venezuela S.A. Series Reg S 12.75%, due 2/17/22	5,000,000	3,112,000

Total Corporate Bonds (Cost $80,582,386)		81,657,226

Foreign Government Bonds 49.4%
Argentina 2.2%
City of Buenos Aires Argentina Series Reg S 7.50%, due 6/1/27	2,000,000	2,142,400
Provincia de Buenos Aires 9.13%, due 3/16/24 (a)	1,500,000	1,703,250

		3,845,650

Cameroon, United Republic Of 0.6%
Republic of Cameroon International Bond 9.50%, due 11/19/25 (a)	1,000,000	1,137,660

	Principal Amount	Value
Costa Rica 2.7%
Costa Rica Government International Bond 7.16%, due 3/12/45 (a)	$2,000,000	$2,080,000
Instituto Costarricense de Electricidad 6.38%, due 5/15/43 (a)	3,000,000	2,610,000

		4,690,000

Croatia 3.3%
♦Croatia Government International Bond Series Reg S 6.00%, due 1/26/24	3,250,000	3,617,900
6.38%, due 3/24/21 (a)	2,000,000	2,212,140

		5,830,040

Dominican Republic 3.1%
♦Dominican Republic International Bond Series Reg S 5.95%, due 1/25/27	1,500,000	1,570,110
Series Reg S
7.50%, due 5/6/21	3,500,000	3,885,000

		5,455,110

El Salvador 2.3%
El Salvador Government International Bond 7.75%, due 1/24/23 (a)	4,000,000	4,030,000

Gabon 0.7%
Gabon Government International Bond 6.38%, due 12/12/24 (a)	1,296,000	1,269,108

Georgia 1.3%
Georgia Government International Bond Series Reg S 6.88%, due 4/12/21	2,000,000	2,210,000

Ghana 1.4%
Ghana Government International Bond 10.75%, due 10/14/30 (a)	2,000,000	2,413,000

Guatemala 1.7%
Guatemala Government Bond 4.50%, due 5/3/26 (a)	3,000,000	3,039,300

Hungary 2.5%
♦Hungary Government International Bond 7.63%, due 3/29/41	3,000,000	4,433,220

12	MainStay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds (continued)
Indonesia 0.9%
Indonesia Government International Bond 5.13%, due 1/15/45 (a)	$1,500,000	$1,591,660

Ivory Coast 1.6%
Ivory Coast Government International Bond Series Reg S 5.75%, due 12/31/32 (c)	2,940,000	2,819,460

Kenya 0.6%
Kenya Government International Bond 6.88%, due 6/24/24 (a)	1,000,000	1,012,700

Mexico 0.8%
Mexican Bonos 7.75%, due 11/13/42	MXN 27,500,000	1,483,666

Nigeria 1.2%
Nigeria Government International Bond Series Reg S 6.75%, due 1/28/21	$2,000,000	2,121,888

Pakistan 1.6%
Pakistan Government International Bond 8.25%, due 9/30/25 (a)	2,500,000	2,806,802

Paraguay 2.4%
Paraguay Government International Bond 6.10%, due 8/11/44 (a)	4,000,000	4,310,000

Peru 2.1%
Peruvian Government International Bond 6.55%, due 3/14/37	2,800,000	3,668,000

Russia 2.2%
Russian Federal Bond-OFZ 7.00%, due 1/25/23	RUB 115,000,000	1,967,347
Russian Federation Series Reg S 4.75%, due 5/27/26	$1,800,000	1,899,558

		3,866,905

	Principal Amount	Value
Senegal 0.8%
Senegal Government International Bond 8.75%, due 5/13/21 (a)	$1,250,000	$1,429,938

Sri Lanka 3.0%
♦Sri Lanka Government International Bond Series Reg S 6.83%, due 7/18/26	5,000,000	5,250,470

Turkey 2.7%
♦Turkey Government International Bond
6.63%, due 2/17/45	2,000,000	2,241,392
7.38%, due 2/5/25	2,225,000	2,581,245

		4,822,637

Ukraine 2.1%
Ukraine Government International Bond Series Reg S 7.75%, due 9/1/26	4,000,000	3,744,800

Uruguay 2.5%
♦Uruguay Government International Bond 4.38%, due 12/15/28	UYU 132,946,456	4,487,909

Venezuela 1.9%
Venezuela Government International Bond Series Reg S 9.25%, due 5/7/28	$7,095,000	3,382,186

Vietnam 1.2%
Vietnam Government International Bond Series Reg S 4.80%, due 11/19/24	2,000,000	2,053,160

Total Foreign Government Bonds (Cost $87,140,350)		87,205,269

Total Long-Term Bonds (Cost $167,722,736)		168,862,495

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 4.2%
Repurchase Agreement 4.2%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $7,315,843 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $7,380,000 and a Market Value of $7,463,579)	$7,315,788	$7,315,788

Total Short-Term Investment (Cost $7,315,788)		7,315,788

Total Investments (Cost $175,038,524) (d)	99.8%	176,178,283
Other Assets, Less Liabilities	0.2	433,427
Net Assets	100.0%	$176,611,710
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2017.

(c)	Step coupon—Rate shown was the rate in effect as of April 30, 2017.

(d)	As of April 30, 2017, cost was $175,038,524 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$8,000,085
Gross unrealized depreciation	(6,860,326)

Net unrealized appreciation	$1,139,759

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Mexican Peso vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank N.A.	MXN	21,000,000	$1,006,422	$92,843
Turkish Lira vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank N.A.	TRY	3,800,000	960,323	82,190

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Mexican Peso vs. U.S. Dollar	8/1/17	JPMorgan Chase Bank N.A.	MXN	21,000,000	1,046,098	(53,167)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$121,866

The following abbreviations are used in the preceding pages:

MXN—Mexican Peso

RUB—New Russian Ruble

TRY—Turkish Lira

UYU—Uruguayan Peso

14	MainStay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$81,657,226	$—	$81,657,226
Foreign Government Bonds	—	87,205,269	—	87,205,269

Total Long-Term Bonds	—	168,862,495	—	168,862,495

Short-Term Investment
Repurchase Agreement	—	7,315,788	—	7,315,788

Total Investments in Securities	—	176,178,283	—	176,178,283

Other Financial Instruments
Foreign Currency Forward Contract (b)	—	175,033	—	175,033

Total Investments in Securities and Other Financial Instruments	$—	$176,353,316	$—	$176,353,316

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(53,167)	$—	$(53,167)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $175,038,524)	$176,178,283
Cash denominated in foreign currencies (identified cost $55)	53
Receivables:
Interest	3,026,630
Fund shares sold	242,282
Other assets	56,379
Unrealized appreciation on foreign currency forward contracts	175,033

Total assets	179,678,660

Liabilities
Payables:
Investment securities purchased	2,000,225
Fund shares redeemed	642,979
Manager (See Note 3)	104,839
Transfer agent (See Note 3)	60,988
NYLIFE Distributors (See Note 3)	57,310
Professional fees	43,214
Shareholder communication	24,348
Custodian	6,495
Trustees	476
Accrued expenses	1,491
Dividend payable	71,418
Unrealized depreciation on foreign currency forward contracts	53,167

Total liabilities	3,066,950

Net assets	$176,611,710

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$166,978
Additional paid-in capital	186,918,990

187,085,968
Undistributed net investment income	157,168
Accumulated net realized gain (loss) on investments and foreign currency transactions	(11,896,917)
Net unrealized appreciation (depreciation) on investments	1,139,759
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	125,732

Net assets	$176,611,710

Class A
Net assets applicable to outstanding shares	$101,616,635

Shares of beneficial interest outstanding	9,585,378

Net asset value per share outstanding	$10.60
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.10

Investor Class
Net assets applicable to outstanding shares	$25,848,224

Shares of beneficial interest outstanding	2,416,345

Net asset value per share outstanding	$10.70
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.20

Class B
Net assets applicable to outstanding shares	$6,926,128

Shares of beneficial interest outstanding	665,185

Net asset value and offering price per share outstanding	$10.41

Class C
Net assets applicable to outstanding shares	$31,085,799

Shares of beneficial interest outstanding	2,981,601

Net asset value and offering price per share outstanding	$10.43

Class I
Net assets applicable to outstanding shares	$11,134,924

Shares of beneficial interest outstanding	1,049,253

Net asset value and offering price per share outstanding	$10.61

16	MainStay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,775,273
Other income	113

Total income	5,775,386

Expenses
Manager (See Note 3)	638,070
Distribution/Service—Class A (See Note 3)	124,775
Distribution/Service—Investor Class (See Note 3)	32,345
Distribution/Service—Class B (See Note 3)	34,324
Distribution/Service—Class C (See Note 3)	160,552
Transfer agent (See Note 3)	177,597
Registration	41,783
Professional fees	36,183
Shareholder communication	24,342
Custodian	7,358
Trustees	2,332
Miscellaneous	6,887

Total expenses	1,286,548

Net investment income (loss)	4,488,838

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(973,762)
Foreign currency transactions	(494)

Net realized gain (loss) on investments and foreign currency transactions	(974,256)

Net change in unrealized appreciation (depreciation) on:
Investments	1,391,224
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	24,479

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,415,703

Net realized and unrealized gain (loss) on investments and foreign currency transactions	441,447

Net increase (decrease) in net assets resulting from operations	$4,930,285

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,488,838	$10,169,036
Net realized gain (loss) on investments and foreign currency transactions	(974,256)	(4,852,435)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,415,703	20,862,473

Net increase (decrease) in net assets resulting from operations	4,930,285	26,179,074

Dividends to shareholders:
From net investment income:
Class A	(2,521,867)	(3,052,218)
Investor Class	(610,117)	(720,130)
Class B	(144,242)	(159,726)
Class C	(671,758)	(761,686)
Class I	(296,660)	(461,915)

	(4,244,644)	(5,155,675)

Return of capital:
Class A	—	(2,444,690)
Investor Class	—	(614,458)
Class B	—	(178,909)
Class C	—	(856,147)
Class I	—	(323,340)

	—	(4,417,544)

Total dividends to shareholders	(4,244,644)	(9,573,219)

Capital share transactions:
Net proceeds from sale of shares	15,448,988	57,677,054
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,759,202	8,162,955
Cost of shares redeemed	(42,310,723)	(69,864,186)

Increase (decrease) in net assets derived from capital share transactions	(23,102,533)	(4,024,177)

Net increase (decrease) in net assets	(22,416,892)	12,581,678

Net Assets
Beginning of period	199,028,602	186,446,924

End of period	$176,611,710	$199,028,602

Undistributed (distributions in excess of) net investment income at end of period	$157,168	$(87,026)

18	MainStay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.52	$9.60		$11.38	$11.52	$12.62	$11.83

Net investment income (loss) (a)	0.27	0.57		0.62	0.68	0.68	0.62
Net realized and unrealized gain (loss) on investments	0.07	0.87		(1.51)	(0.14)	(0.93)	1.11
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01		0.02	(0.00)‡	0.01	0.02

Total from investment operations	0.34	1.45		(0.87)	0.54	(0.24)	1.75

Less dividends and distributions:
From net investment income	(0.26)	(0.29)		(0.63)	(0.65)	(0.86)	(0.64)
From net realized gain on investments	—	—		(0.22)	(0.03)	—	(0.32)
Return of capital	—	(0.24)		(0.06)	—	—	—

Total dividends and distributions	(0.26)	(0.53)		(0.91)	(0.68)	(0.86)	(0.96)

Net asset value at end of period	$10.60	$10.52		$9.60	$11.38	$11.52	$12.62

Total investment return (b)	3.33%	15.63%		(7.54%)	4.85%	(1.98%)	15.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.32%††	5.70	%(c)	6.18%	5.88%	5.58%	5.22%
Net expenses	1.24%††	1.22	%(d)	1.23%	1.17%	1.16%	1.17%
Portfolio turnover rate	15%	38%		19%	20%	36%	31%
Net assets at end of period (in 000’s)	$101,617	$109,657		$98,573	$132,654	$152,832	$179,430

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.69%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.23%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.61	$9.68		$11.46	$11.60	$12.71	$11.90

Net investment income (loss) (a)	0.27	0.55		0.61	0.66	0.67	0.61
Net realized and unrealized gain (loss) on investments	0.07	0.88		(1.52)	(0.14)	(0.94)	1.12
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01		0.02	(0.00)‡	0.01	0.02

Total from investment operations	0.34	1.44		(0.89)	0.52	(0.26)	1.75

Less dividends and distributions:
From net investment income	(0.25)	(0.27)		(0.61)	(0.63)	(0.85)	(0.62)
From net realized gain on investments	—	—		(0.22)	(0.03)	—	(0.32)
Return of capital	—	(0.24)		(0.06)	—	—	—

Total dividends and distributions	(0.25)	(0.51)		(0.89)	(0.66)	(0.85)	(0.94)

Net asset value at end of period	$10.70	$10.61		$9.68	$11.46	$11.60	$12.71

Total investment return (b)	3.30%	15.38%		(7.66%)	4.64%	(2.18%)	15.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.13%††	5.50	%(c)	6.01%	5.71%	5.49%	5.10%
Net expenses	1.43%††	1.42	%(d)	1.41%	1.34%	1.30%	1.29%
Portfolio turnover rate	15%	38%		19%	20%	36%	31%
Net assets at end of period (in 000’s)	$25,848	$32,318		$25,130	$27,033	$27,918	$27,165

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.49%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.43%.

20	MainStay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.34	$9.44		$11.20	$11.35	$12.45	$11.68

Net investment income (loss) (a)	0.22	0.47		0.52	0.56	0.56	0.51
Net realized and unrealized gain (loss) on investments	0.06	0.86		(1.48)	(0.13)	(0.91)	1.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01		0.02	(0.00)‡	0.01	0.02

Total from investment operations	0.28	1.34		(0.94)	0.43	(0.34)	1.62

Less dividends and distributions:
From net investment income	(0.21)	(0.20)		(0.54)	(0.55)	(0.76)	(0.53)
From net realized gain on investments	—	—		(0.22)	(0.03)	—	(0.32)
Return of capital	—	(0.24)		(0.06)	—	—	—

Total dividends and distributions	(0.21)	(0.44)		(0.82)	(0.58)	(0.76)	(0.85)

Net asset value at end of period	$10.41	$10.34		$9.44	$11.20	$11.35	$12.45

Total investment return (b)	2.81%	14.60%		(8.36%)	3.87%	(2.89%)	14.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.38%††	4.78	%(c)	5.24%	4.97%	4.70%	4.35%
Net expenses	2.18%††	2.17	%(d)	2.16%	2.09%	2.05%	2.04%
Portfolio turnover rate	15%	38%		19%	20%	36%	31%
Net assets at end of period (in 000’s)	$6,926	$7,506		$8,111	$12,109	$15,290	$20,101

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.77%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.18%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class C	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.35	$9.45		$11.22	$11.37	$12.46	$11.69

Net investment income (loss) (a)	0.22	0.47		0.52	0.56	0.56	0.51
Net realized and unrealized gain (loss) on investments	0.07	0.86		(1.49)	(0.13)	(0.90)	1.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01		0.02	(0.00)‡	0.01	0.02

Total from investment operations	0.29	1.34		(0.95)	0.43	(0.33)	1.62

Less dividends and distributions:
From net investment income	(0.21)	(0.20)		(0.54)	(0.55)	(0.76)	(0.53)
From net realized gain on investments	—	—		(0.22)	(0.03)	—	(0.32)
Return of capital	—	(0.24)		(0.06)	—	—	—

Total dividends and distributions	(0.21)	(0.44)		(0.82)	(0.58)	(0.76)	(0.85)

Net asset value at end of period	$10.43	$10.35		$9.45	$11.22	$11.37	$12.46

Total investment return (b)	2.81%	14.58%		(8.43%)	3.87%	(2.80%)	14.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.38%††	4.77	%(c)	5.24%	4.97%	4.69%	4.35%
Net expenses	2.18%††	2.17	%(d)	2.16%	2.09%	2.05%	2.04%
Portfolio turnover rate	15%	38%		19%	20%	36%	31%
Net assets at end of period (in 000’s)	$31,086	$35,789		$37,808	$56,199	$68,629	$91,002

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.76%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.18%.

22	MainStay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.53	$9.61		$11.39	$11.53	$12.63	$11.84

Net investment income (loss) (a)	0.29	0.59		0.65	0.71	0.71	0.66
Net realized and unrealized gain (loss) on investments	0.06	0.88		(1.52)	(0.14)	(0.93)	1.10
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.01		0.02	(0.00)‡	0.01	0.02

Total from investment operations	0.35	1.48		(0.85)	0.57	(0.21)	1.78

Less dividends and distributions:
From net investment income	(0.27)	(0.32)		(0.65)	(0.68)	(0.89)	(0.67)
From net realized gain on investments	—	—		(0.22)	(0.03)	—	(0.32)
Return of capital	—	(0.24)		(0.06)	—	—	—

Total dividends and distributions	(0.27)	(0.56)		(0.93)	(0.71)	(0.89)	(0.99)

Net asset value at end of period	$10.61	$10.53		$9.61	$11.39	$11.53	$12.63

Total investment return (b)	3.46%	15.90%		(7.30%)	5.11%	(1.73%)	15.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.58%††	5.96	%(c)	6.38%	6.13%	5.86%	5.47%
Net expenses	0.99%††	0.97	%(d)	0.98%	0.92%	0.91%	0.92%
Portfolio turnover rate	15%	38%		19%	20%	36%	31%
Net assets at end of period (in 000’s)	$11,135	$13,759		$16,825	$41,174	$43,678	$48,852

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.95%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.98%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the Funds”). These financial statements and notes relate to the MainStay Emerging Markets Debt Fund (formerly known as MainStay Global High Income Fund) (the “Fund”), a “diversified” fund as that term is defined in the 1940 Act as Interpreted or modified by regulatory authorities having jurisdiction from time to time.

The Fund currently offers seven classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current

24	MainStay Emerging Markets Debt Fund

day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Futures contracts are

25

Notes to Financial Statements (Unaudited) (continued)

valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

26	MainStay Emerging Markets Debt Fund

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward

27

Notes to Financial Statements (Unaudited) (continued)

contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(M)  High Yield and General Debt Securities Risk.  The Fund’s principal investments include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

28	MainStay Emerging Markets Debt Fund

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund also entered into foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$175,033	$175,033

Total Fair Value		$175,033	$175,033

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(53,167)	$(53,167)

Total Fair Value		$(53,167)	$(53,167)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$86,025	$86,025

Total Realized Gain (Loss)		$86,025	$86,025

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$27,261	$27,261

Total Change in Unrealized Appreciation (Depreciation)		$27,261	$27,261

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$1,980,047	$1,980,047
Forward Contracts Short	$(1,046,098)	$(1,046,098)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2017, the effective management fee rate was 0.72% inclusive of a fee

29

Notes to Financial Statements (Unaudited) (continued)

for fund accounting services of 0.03% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $638,070.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $8,669 and $4,049, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class B and Class C shares of $5,128 and $1,509, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$66,192
Investor Class	41,407
Class B	10,993
Class C	51,464
Class I	7,541

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$3,556,879	3.5%

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$5,155,675
Return of Capital	4,417,544
Total	$9,573,219

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances

30	MainStay Emerging Markets Debt Fund

Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $26,002 and $48,457, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	868,012	$9,050,956
Shares issued to shareholders in reinvestment of dividends and distributions	216,827	2,233,571
Shares redeemed	(1,935,144)	(20,029,536)

Net increase (decrease) in shares outstanding before conversion	(850,305)	(8,745,009)
Shares converted into Class A (See Note 1)	62,913	651,241
Shares converted from Class A (See Note 1)	(52,549)	(546,010)

Net increase (decrease)	(839,941)	$(8,639,778)

Year ended October 31, 2016:
Shares sold	3,503,620	$35,621,956
Shares issued to shareholders in reinvestment of dividends and distributions	481,703	4,776,515
Shares redeemed	(4,050,073)	(40,976,204)

Net increase (decrease) in shares outstanding before conversion	(64,750)	(577,733)
Shares converted into Class A (See Note 1)	279,282	2,834,047
Shares converted from Class A (See Note 1)	(57,052)	(572,828)

Net increase (decrease)	157,480	$1,683,486

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	121,194	$1,263,569
Shares issued to shareholders in reinvestment of dividends and distributions	57,616	598,779
Shares redeemed	(803,935)	(8,266,919)

Net increase (decrease) in shares outstanding before conversion	(625,125)	(6,404,571)
Shares converted into Investor Class (See Note 1)	56,142	587,217
Shares converted from Investor Class (See Note 1)	(60,028)	(627,123)

Net increase (decrease)	(629,011)	$(6,444,477)

Year ended October 31, 2016:
Shares sold	855,021	$9,110,002
Shares issued to shareholders in reinvestment of dividends and distributions	130,823	1,308,977
Shares redeemed	(389,117)	(3,894,045)

Net increase (decrease) in shares outstanding before conversion	596,727	6,524,934
Shares converted into Investor Class (See Note 1)	123,330	1,238,250
Shares converted from Investor Class (See Note 1)	(270,240)	(2,767,491)

Net increase (decrease)	449,817	$4,995,693

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	31,858	$323,549
Shares issued to shareholders in reinvestment of dividends and distributions	12,879	130,303
Shares redeemed	(73,843)	(742,559)

Net increase (decrease) in shares outstanding before conversion	(29,106)	(288,707)
Shares converted from Class B (See Note 1)	(31,969)	(322,012)

Net increase (decrease)	(61,075)	$(610,719)

Year ended October 31, 2016:
Shares sold	98,628	$964,043
Shares issued to shareholders in reinvestment of dividends and distributions	31,332	304,370
Shares redeemed	(186,521)	(1,794,524)

Net increase (decrease) in shares outstanding before conversion	(56,561)	(526,111)
Shares converted from Class B (See Note 1)	(76,204)	(739,652)

Net increase (decrease)	(132,765)	$(1,265,763)

31

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	140,492	$1,429,069
Shares issued to shareholders in reinvestment of dividends and distributions	57,005	577,308
Shares redeemed	(674,280)	(6,834,263)

Net increase (decrease)	(476,783)	$(4,827,886)

Year ended October 31, 2016:
Shares sold	519,985	$5,052,581
Shares issued to shareholders in reinvestment of dividends and distributions	137,661	1,340,368
Shares redeemed	(1,198,526)	(11,609,014)

Net increase (decrease)	(540,880)	$(5,216,065)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	325,106	$3,381,845
Shares issued to shareholders in reinvestment of dividends and distributions	21,257	219,241
Shares redeemed	(628,512)	(6,437,446)

Net increase (decrease) in shares outstanding before conversion	(282,149)	(2,836,360)
Shares converted into Class I (See Note 1)	24,645	256,687

Net increase (decrease)	(257,504)	$(2,579,673)

Year ended October 31, 2016:
Shares sold	685,551	$6,928,472
Shares issued to shareholders in reinvestment of dividends and distributions	43,563	432,725
Shares redeemed	(1,174,000)	(11,590,399)

Net increase (decrease) in shares outstanding before conversion	(444,886)	(4,229,202)
Shares converted into Class I (See Note 1)	764	7,674

Net increase (decrease)	(444,122)	$(4,221,528)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay Emerging Markets Debt Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Global High Income Fund (Now known as the MainStay Emerging Markets Debt Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the

34	MainStay Emerging Markets Debt Fund

Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered its discussions with representatives from New York Life Investments regarding the Fund’s net management fee.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the

Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

36	MainStay Emerging Markets Debt Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

37

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738550 MS144-17	MSEMD10-06/17 (NYLIM) NL020

MainStay International Equity Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

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Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	3.53 9.56%	4.85 10.96%	4.26 5.44%	0.57 1.14%	1.33 1.33%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	3.30 9.31	4.46 10.54	3.89 5.08	1.24 1.86	1.70 1.70
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9/13/1994	3.93 8.93	4.74 9.74	3.94 4.28	0.07 0.07	2.45 2.45
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	7.93 8.93	8.65 9.65	4.28 4.28	0.08 0.08	2.45 2.45
Class I Shares	No Sales Charge		1/2/2004	9.66	11.21	5.69	1.42	1.08
Class R1 Shares	No Sales Charge		1/2/2004	9.59	11.07	5.58	1.32	1.18
Class R2 Shares	No Sales Charge		1/2/2004	9.49	10.88	5.33	1.08	1.42
Class R3 Shares	No Sales Charge		4/28/2006	9.30	10.53	5.05	0.82	1.68

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
MSCI ACWI® Ex U.S. Index[4]	10.37%	12.59%	5.13%	1.12%
MSCI EAFE® Index[5]	11.47	11.29	6.78	0.87
Average Lipper International Multi-Cap Growth Fund[6]	10.32	11.53	6.05	1.27

4.

The Fund has selected the MSCI ACWI® Ex U.S. Index as its primary broad-based securities market index. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The Average Lipper International Multi-Cap Growth Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have above-average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,095.60	$7.07	$1,018.10	$6.81	1.36%

Investor Class Shares	$1,000.00	$1,093.10	$8.93	$1,016.30	$8.60	1.72%

Class B Shares	$1,000.00	$1,089.30	$12.80	$1,012.50	$12.33	2.47%

Class C Shares	$1,000.00	$1,089.30	$12.80	$1,012.50	$12.33	2.47%

Class I Shares	$1,000.00	$1,096.60	$5.77	$1,019.30	$5.56	1.11%

Class R1 Shares	$1,000.00	$1,095.90	$6.29	$1,018.80	$6.06	1.21%

Class R2 Shares	$1,000.00	$1,094.90	$7.58	$1,017.60	$7.30	1.46%

Class R3 Shares	$1,000.00	$1,093.00	$8.87	$1,016.30	$8.55	1.71%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2017 (Unaudited)

United Kingdom	13.1%
Japan	12.0
United States	10.5
Germany	8.3
Switzerland	6.6
India	6.4
China	5.7
Sweden	4.3
Brazil	4.2
Belgium	3.5
Spain	3.1
Ireland	3.0

Netherlands	2.8%
Israel	2.3
Jordan	2.1
South Africa	1.8
Denmark	1.6
Thailand	1.6
Australia	1.5
Canada	1.4
Italy	1.2
Other Assets, Less Liabilities	3.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Prudential PLC

2.	TE Connectivity, Ltd.

3.	Fresenius Medical Care A.G. & Co. KGaA

4.	Hexagon AB, Class B

5.	Johnson Matthey PLC
6.	Yes Bank, Ltd.

7.	Tsuruha Holdings, Inc.

8.	United Internet A.G. Registered

9.	CyberAgent, Inc.

10.	NetEase, Inc., ADR

8	MainStay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Edward Ramos, CFA, and Carlos Garcia-Tunon, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Equity Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay International Equity Fund returned 9.56% for Class A shares, 9.31% for Investor Class shares and 8.93% for Class B and Class C shares for the six months ended April 30, 2017. Over the same period, the Fund’s Class I shares returned 9.66%, Class R1 shares returned 9.59%, Class R2 shares returned 9.49% and Class R3 shares returned 9.30%. For the six months ended April 30, 2017, all share classes underperformed the 10.37% return of the MSCI ACWI® Ex U.S. Index,1 which is the Fund’s primary benchmark; the 11.47% return of the MSCI EAFE® Index,1 which is the Fund’s secondary benchmark; and the 10.32% return of the Average Lipper2 International Multi-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective April 28, 2017, Eve Glatt no longer serves as a portfolio manager of the Fund. For more information on this change see the prospectus supplement dated April 24, 2017.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the MSCI ACWI® Ex U.S. Index suffered from negative contributions from country allocation and stock selection, partially offset by a contribution from sector allocation. (Contributions take weightings and total returns into account.) The negative effect of stock selection on a country basis was driven by notable weakness in China, Ireland and Japan. Stock selection on a sector basis was also negative in the health care, consumer staples and materials sectors. The negative effect from country allocation was driven primarily by an underweight position relative to the MSCI ACWI® Ex U.S. Index in France, coupled with overweight positions in Israel and Belgium. The positive effect from sector allocation was mainly driven by an overweight allocation relative to the MSCI ACWI® Ex U.S. Index in the information technology sector. Underweight positions relative to the Index in the telecommunication services and energy sectors also contributed positively to the Fund’s relative performance.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI ACWI® Ex U.S. Index were consumer discretionary, financials and information technology. Consumer discretionary and financials benefited from positive stock selection, while the allocation effect was negative for financials and broadly neutral for consumer discretionary. Information technology benefited from a positive allocation effect, while stock selection was negative. The Fund held overweight positions relative to the MSCI ACWI® Ex U.S. Index in the consumer discretionary and information technology sectors, with consumer discretionary performing broadly in line with the MSCI ACWI® Ex U.S. Index and information technology outperforming the benchmark. The Fund held an underweight position in the financials sector, which underperformed the benchmark.

The sectors that made the weakest contributions to the Fund’s performance relative to the MSCI ACWI® Ex U.S. Index were health care, consumer staples and materials. All three sectors suffered from unfavorable stock selection effects, with sector allocation being negative for health care and materials and positive for consumer staples. The Fund held an overweight position in the health care sector relative to the MSCI ACWI® Ex U.S. Index, which underperformed the MSCI ACWI® Ex U.S. Index, and underweight positions in the materials and consumer staples sectors, of which the materials sector outperformed the Index and the consumer staples sector underperformed.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were U.K. insurer Prudential PLC, Swiss connectivity and sensor solutions manufacturer TE Connectivity and Israeli information technology security provider Check Point Software. All three stocks contributed positively to absolute performance on continued strong growth and strategy execution relative to market expectations.

The most significant detractors from the Fund’s absolute performance were Japanese drugstore operator Tsuruha Holdings, Japanese provider of clinical test reagents and related equipment Sysmex and U.K. medical device producer LivaNova. These companies detracted from absolute performance either because of recent results or guidance forecasts that were below previous guidance or below consensus expectations.

Did the Fund make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included Brazilian payment processor Cielo and Canadian software holding company Constellation Software. Notable sales during the reporting period included Irish private label over-the-counter

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

pharmaceutical company Perrigo and Swiss agricultural chemicals company Syngenta. Syngenta was sold while being acquired by China National Chemical, commonly known as ChemChina.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure to the financials and consumer discretionary sectors. Over the same period, the Fund reduced its exposure to the health care and consumer staples sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund held overweight positions relative to the MSCI ACWI® Ex U.S. Index in the health care, information technology and consumer discretionary sectors. As of the same date, the Fund held underweight positions in the financials, industrials and energy sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Equity Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 96.9%†
Australia 1.5%
Corporate Travel Management, Ltd. (Hotels, Restaurants & Leisure)	101,782	$1,551,724
Gateway Lifestyle (Real Estate Management & Development)	1,694,883	2,703,244

		4,254,968

Belgium 3.5%
Ontex Group N.V. (Personal Products)	130,088	4,340,418
UCB S.A. (Pharmaceuticals)	70,426	5,489,727

		9,830,145

Brazil 4.2%
Cielo S.A. (IT Services)	945,840	7,181,596
Qualicorp S.A. (Health Care Providers & Services)	642,200	4,572,618

		11,754,214

Canada 1.4%
Constellation Software, Inc. (Software)	8,400	3,841,890

China 5.7%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	24,202	4,361,927
China Biologic Products, Inc. (Biotechnology) (a)	35,949	4,241,982
♦NetEase, Inc., ADR (Internet Software & Services)	28,608	7,592,277

		16,196,186

Denmark 1.6%
Novo Nordisk A/S, Class B (Pharmaceuticals)	117,853	4,585,881

Germany 8.3%
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	141,689	12,571,138
Scout24 A.G. (Internet Software & Services) (a)(b)	63,541	2,180,279
♦United Internet A.G. Registered (Internet Software & Services)	186,617	8,589,674

		23,341,091

India 6.4%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	250,006	5,973,251
Lupin, Ltd. (Pharmaceuticals)	153,547	3,191,238
♦Yes Bank, Ltd. (Banks)	345,564	8,787,628

		17,952,117

Ireland 3.0%
Experian PLC (Professional Services)	181,941	3,909,431

	Shares	Value
Ireland (continued)
Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	40,039	$4,461,760

		8,371,191

Israel 2.3%
Check Point Software Technologies, Ltd. (Software) (a)	61,278	6,373,525

Italy 1.2%
De’Longhi S.p.A. (Household Durables)	108,637	3,313,471

Japan 12.0%
♦CyberAgent, Inc. (Media)	269,200	8,355,524
Relo Group, Inc. (Real Estate Management & Development)	182,000	2,987,755
Start Today Co., Ltd. (Internet & Direct Marketing Retail)	322,896	6,893,855
Sysmex Corp. (Health Care Equipment & Supplies)	112,974	6,871,170
♦Tsuruha Holdings, Inc. (Food & Staples Retailing)	85,588	8,675,886

		33,784,190

Jordan 2.1%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	238,784	5,990,615

Netherlands 2.8%
GrandVision N.V. (Specialty Retail) (b)	179,032	4,674,618
IMCD Group N.V. (Trading Companies & Distributors)	59,352	3,197,047

		7,871,665

South Africa 1.8%
Mediclinic International PLC (Health Care Providers & Services)	484,680	5,153,886

Spain 3.1%
Almirall S.A. (Pharmaceuticals)	168,150	3,036,888
Grifols S.A. (Biotechnology)	207,224	5,565,350

		8,602,238

Sweden 4.3%
♦Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	275,745	12,007,592

Switzerland 6.6%
DKSH Holding A.G. (Professional Services)	34,040	2,738,595
♦TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	171,602	13,276,847

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Switzerland (continued)
Tecan Group A.G. Registered (Life Sciences Tools & Services)	15,588	$2,660,143

		18,675,585

Thailand 1.6%
Kasikornbank PCL (Banks)	854,344	4,569,345

United Kingdom 13.1%
Big Yellow Group PLC (Real Estate Investment Trusts)	202,713	2,032,166
HomeServe PLC (Commercial Services & Supplies)	289,180	2,505,711
♦Johnson Matthey PLC (Chemicals)	251,836	9,716,836
♦Prudential PLC (Insurance)	607,767	13,507,998
Sage Group PLC (Software)	408,304	3,543,195
Telit Communications PLC (Communications Equipment)	313,407	1,509,024
Whitbread PLC (Hotels, Restaurants & Leisure)	78,478	4,101,361

		36,916,291

United States 10.4%
Accenture PLC, Class A (IT Services)	59,094	7,168,102
ICON PLC (Life Sciences Tools & Services) (a)	59,547	5,031,126
LivaNova PLC (Health Care Equipment & Supplies) (a)	129,475	6,823,333
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	1,517,400	5,852,398
Shire PLC (Biotechnology)	75,715	4,449,255

		29,324,214

Total Common Stocks (Cost $231,186,144)		272,710,300

	Principal Amount	Value
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
United States 0.1%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $157,841 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 4/30/23, with a Principal Amount of $165,000 and a Market Value of $162,807) (Capital Markets)	$157,840	$157,840

Total Short-Term Investment (Cost $157,840)		157,840

Total Investments (Cost $231,343,984) (c)	97.0%	272,868,140
Other Assets, Less Liabilities	3.0	8,485,687
Net Assets	100.0%	$281,353,827

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	As of April 30, 2017, cost was $233,266,059 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$47,170,196
Gross unrealized depreciation	(7,568,115)

Net unrealized appreciation	$39,602,081

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$272,710,300	$—	$—	$272,710,300
Short-Term Investment
Repurchase Agreement	—	157,840	—	157,840

Total Investments in Securities	$272,710,300	$157,840	$—	$272,868,140

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

Industry Diversification (unaudited)

	Value	Percent †
Banks	$13,356,973	4.7%
Biotechnology	14,256,587	5.1
Capital Markets	157,840	0.1
Chemicals	9,716,836	3.5
Commercial Services & Supplies	2,505,711	0.9
Communications Equipment	1,509,024	0.5
Electronic Equipment, Instruments & Components	25,284,439	9.0
Food & Staples Retailing	8,675,886	3.1
Health Care Equipment & Supplies	13,694,503	4.9
Health Care Providers & Services	22,297,642	7.9
Hotels, Restaurants & Leisure	10,114,845	3.6
Household Durables	3,313,471	1.2
Insurance	13,507,998	4.8
Internet & Direct Marketing Retail	6,893,855	2.4
Internet Software & Services	22,724,157	8.1
IT Services	14,349,698	5.1
Life Sciences Tools & Services	7,691,269	2.7
Media	8,355,524	3.0
Personal Products	4,340,418	1.5
Pharmaceuticals	22,294,349	7.9
Professional Services	6,648,026	2.4
Real Estate Investment Trusts	2,032,166	0.7
Real Estate Management & Development	5,690,999	2.0
Software	13,758,610	4.9
Specialty Retail	4,674,618	1.7
Textiles, Apparel & Luxury Goods	5,852,398	2.1
Thrifts & Mortgage Finance	5,973,251	2.1
Trading Companies & Distributors	3,197,047	1.1

	272,868,140	97.0
Other Assets, Less Liabilities	8,485,687	3.0

Net Assets	$281,353,827	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $231,343,984)	$272,868,140
Cash denominated in foreign currencies (identified cost $8,296,102)	8,188,634
Receivables:
Dividends	821,211
Fund shares sold	437,386
Other assets	62,287

Total assets	282,377,658

Liabilities
Payables:
Fund shares redeemed	526,402
Manager (See Note 3)	200,964
Foreign capital gains tax (See Note 2(C))	90,404
Transfer agent (See Note 3)	64,595
Investment securities purchased	40,443
Professional fees	36,071
Shareholder communication	29,248
NYLIFE Distributors (See Note 3)	26,289
Custodian	7,990
Trustees	584
Accrued expenses	841

Total liabilities	1,023,831

Net assets	$281,353,827

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$191,316
Additional paid-in capital	299,845,776

300,037,092
Distributions in excess of net investment loss	(1,694,500)
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(58,318,269)
Net unrealized appreciation (depreciation) on investments (b)	41,433,752
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(104,248)

Net assets	$281,353,827

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $90,404.

Class A
Net assets applicable to outstanding shares	$39,348,320

Shares of beneficial interest outstanding	2,666,638

Net asset value per share outstanding	$14.76
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price per share outstanding	$15.62

Investor Class
Net assets applicable to outstanding shares	$32,854,641

Shares of beneficial interest outstanding	2,238,356

Net asset value per share outstanding	$14.68
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price per share outstanding	$15.53

Class B
Net assets applicable to outstanding shares	$6,434,478

Shares of beneficial interest outstanding	488,152

Net asset value and offering price per share outstanding	$13.18

Class C
Net assets applicable to outstanding shares	$7,231,848

Shares of beneficial interest outstanding	548,582

Net asset value and offering price per share outstanding	$13.18

Class I
Net assets applicable to outstanding shares	$190,347,330

Shares of beneficial interest outstanding	12,841,461

Net asset value and offering price per share outstanding	$14.82

Class R1
Net assets applicable to outstanding shares	$2,493,671

Shares of beneficial interest outstanding	169,131

Net asset value and offering price per share outstanding	$14.74

Class R2
Net assets applicable to outstanding shares	$1,249,925

Shares of beneficial interest outstanding	84,448

Net asset value and offering price per share outstanding	$14.80

Class R3
Net assets applicable to outstanding shares	$1,393,614

Shares of beneficial interest outstanding	94,836

Net asset value and offering price per share outstanding	$14.69

14	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,586,405
Interest	378
Other income	179

Total income	1,586,962

Expenses
Manager (See Note 3)	1,179,465
Transfer agent (See Note 3)	189,891
Distribution/Service—Class A (See Note 3)	48,994
Distribution/Service—Investor Class (See Note 3)	38,264
Distribution/Service—Class B (See Note 3)	31,756
Distribution/Service—Class C (See Note 3)	34,713
Distribution/Service—Class R2 (See Note 3)	1,245
Distribution/Service—Class R3 (See Note 3)	3,046
Registration	53,850
Professional fees	36,917
Custodian	36,590
Shareholder communication	26,885
Trustees	3,398
Shareholder service (See Note 3)	2,278
Miscellaneous	26,133

Total expenses	1,713,425

Net investment income (loss)	(126,463)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	9,369,422
Foreign currency transactions	(437,528)

Net realized gain (loss) on investments and foreign currency transactions	8,931,894

Net change in unrealized appreciation (depreciation) on:
Investments (b)	16,207,856
Translation of other assets and liabilities in foreign currencies	(78,805)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	16,129,051

Net realized and unrealized gain (loss) on investments and foreign currency transactions	25,060,945

Net increase (decrease) in net assets resulting from operations	$24,934,482

(a)	Dividends recorded net of foreign withholding taxes in the amount of $105,030.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $90,404.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(126,463)	$1,112,367
Net realized gain (loss) on investments and foreign currency transactions	8,931,894	17,018,979
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	16,129,051	(16,498,874)

Net increase (decrease) in net assets resulting from operations	24,934,482	1,632,472

Dividends to shareholders:
From net investment income:
Class A	(109,089)	(21,107)
Class I	(939,444)	(653,743)
Class R1	(10,000)	(5,305)
Class R2	(1,310)	—

Total dividends to shareholders	(1,059,843)	(680,155)

Capital share transactions:
Net proceeds from sale of shares	20,952,775	38,503,958
Net asset value of shares issued to shareholders in reinvestment of dividends	1,054,330	677,340
Cost of shares redeemed	(36,489,266)	(94,035,967)

Increase (decrease) in net assets derived from capital share transactions	(14,482,161)	(54,854,669)

Net increase (decrease) in net assets	9,392,478	(53,902,352)

Net Assets
Beginning of period	271,961,349	325,863,701

End of period	$281,353,827	$271,961,349

Distributions in excess of net investment income at end of period	$(1,694,500)	$(508,194)

16	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$13.51		$13.51		$13.11	$13.37	$11.68	$10.82

Net investment income (loss) (a)	(0.01)		0.04		0.03	0.07	0.05	0.10
Net realized and unrealized gain (loss) on investments	1.33		(0.04)		0.49	(0.26)	1.75	1.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		0.01		(0.03)	(0.04)	(0.01)	0.00 ‡

Total from investment operations	1.29		0.01		0.49	(0.23)	1.79	1.17

Less dividends:
From net investment income	(0.04)		(0.01)		(0.09)	(0.03)	(0.10)	(0.31)

Net asset value at end of period	$14.76		$13.51		$13.51	$13.11	$13.37	$11.68

Total investment return (b)	9.56%		0.05%		3.78%	(1.76%)	15.43%	11.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.18	%)††	0.28	%(c)	0.20%	0.51%	0.38%	0.87%
Net expenses	1.36	% ††	1.32	%(d)	1.33%	1.34%	1.40%	1.43%
Portfolio turnover rate	20%		33%		42%	37%	29%	43%
Net assets at end of period (in 000’s)	$39,348		$41,891		$43,405	$45,882	$57,948	$60,303

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.27%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.33%.

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$13.43		$13.47		$13.07	$13.35	$11.66	$10.81

Net investment income (loss) (a)	(0.03)		(0.01)		(0.02)	0.03	0.01	0.06
Net realized and unrealized gain (loss) on investments	1.31		(0.04)		0.50	(0.27)	1.75	1.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		0.01		(0.03)	(0.04)	(0.01)	0.00 ‡

Total from investment operations	1.25		(0.04)		0.45	(0.28)	1.75	1.13

Less dividends:
From net investment income	—		—		(0.05)	—	(0.06)	(0.28)

Net asset value at end of period	$14.68		$13.43		$13.47	$13.07	$13.35	$11.66

Total investment return (b)	9.31%		(0.30%)		3.43%	(2.10%)	15.07%	10.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.52	%)††	(0.11	%)(c)	(0.14%)	0.19%	0.05%	0.54%
Net expenses	1.72	% ††	1.69	% (d)	1.68%	1.67%	1.72%	1.77%
Portfolio turnover rate	20%		33%		42%	37%	29%	43%
Net assets at end of period (in 000’s)	$32,855		$31,523		$34,329	$34,377	$37,457	$34,822

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.70%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2017*		2016		2015	2014	2013		2012
Net asset value at beginning of period	$12.10		$12.23		$11.91	$12.26	$10.73		$9.95

Net investment income (loss) (a)	(0.08)		(0.10)		(0.11)	(0.07)	(0.08)		(0.02)
Net realized and unrealized gain (loss) on investments	1.18		(0.04)		0.46	(0.24)	1.62		0.99
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.01		(0.03)	(0.04)	(0.01)		0.00 ‡

Total from investment operations	1.08		(0.13)		0.32	(0.35)	1.53		0.97

Less dividends:
From net investment income	—		—		—	—	—		(0.19)

Net asset value at end of period	$13.18		$12.10		$12.23	$11.91	$12.26		$10.73

Total investment return (b)	8.93%		(1.06%)		2.69%	(2.85%)	14.26	% (c)	10.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.30	%)††	(0.86	%)(d)	(0.91%)	(0.57%)	(0.73%)		(0.22%)
Net expenses	2.47	% ††	2.44	% (e)	2.43%	2.42%	2.47%		2.52%
Portfolio turnover rate	20%		33%		42%	37%	29%		43%
Net assets at end of period (in 000’s)	$6,434		$6,991		$8,982	$11,058	$13,981		$16,186

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.87)%.
(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$12.10		$12.23		$11.92	$12.26	$10.74	$9.96

Net investment income (loss) (a)	(0.08)		(0.10)		(0.11)	(0.07)	(0.08)	(0.02)
Net realized and unrealized gain (loss) on investments	1.18		(0.04)		0.45	(0.24)	1.61	0.99
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.01		(0.03)	(0.03)	(0.01)	0.00 ‡

Total from investment operations	1.08		(0.13)		0.31	(0.34)	1.52	0.97

Less dividends:
From net investment income	—		—		—	—	—	(0.19)

Net asset value at end of period	$13.18		$12.10		$12.23	$11.92	$12.26	$10.74

Total investment return (b)	8.93%		(1.06%)		2.60%	(2.77%)	14.15%	10.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.29	%)††	(0.84	%)(c)	(0.90%)	(0.57%)	(0.71%)	(0.21%)
Net expenses	2.47	% ††	2.44	% (d)	2.43%	2.42%	2.47%	2.52%
Portfolio turnover rate	20%		33%		42%	37%	29%	43%
Net assets at end of period (in 000’s)	$7,232		$7,850		$8,292	$8,383	$10,088	$11,111

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.85)%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.45%.

18	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$13.59	$13.59		$13.19	$13.45	$11.75	$10.89

Net investment income (loss) (a)	0.01	0.07		0.06	0.11	0.08	0.13
Net realized and unrealized gain (loss) on investments	1.32	(0.04)		0.50	(0.27)	1.76	1.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	0.01		(0.03)	(0.04)	(0.01)	0.00 ‡

Total from investment operations	1.30	0.04		0.53	(0.20)	1.83	1.20

Less dividends:
From net investment income	(0.07)	(0.04)		(0.13)	(0.06)	(0.13)	(0.34)

Net asset value at end of period	$14.82	$13.59		$13.59	$13.19	$13.45	$11.75

Total investment return (b)	9.66%	0.29%		4.04%	(1.49%)	15.72%	11.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.09%††	0.54	%(c)	0.46%	0.79%	0.62%	1.15%
Net expenses	1.11%††	1.07	%(d)	1.08%	1.09%	1.14%	1.18%
Portfolio turnover rate	20%	33%		42%	37%	29%	43%
Net assets at end of period (in 000’s)	$190,347	$179,274		$224,307	$223,797	$202,289	$177,726

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.53%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Six months ended April 30,		Year ended October 31,
Class R1	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$13.51		$13.51		$13.11	$13.37	$11.67	$10.82

Net investment income (loss) (a)	(0.00	)‡	0.06		0.04	0.09	0.06	0.11
Net realized and unrealized gain (loss) on investments	1.32		(0.05)		0.50	(0.27)	1.76	1.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		0.01		(0.03)	(0.04)	(0.01)	0.00 ‡

Total from investment operations	1.29		0.02		0.51	(0.22)	1.81	1.18

Less dividends:
From net investment income	(0.06)		(0.02)		(0.11)	(0.04)	(0.11)	(0.33)

Net asset value at end of period	$14.74		$13.51		$13.51	$13.11	$13.37	$11.67

Total investment return (b)	9.59%		0.18%		3.95%	(1.63%)	15.68%	11.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.01	%)††	0.41	%(c)	0.33%	0.66%	0.49%	1.04%
Net expenses	1.21	% ††	1.17	%(d)	1.18%	1.19%	1.25%	1.28%
Portfolio turnover rate	20%		33%		42%	37%	29%	43%
Net assets at end of period (in 000’s)	$2,494		$2,478		$3,032	$3,597	$4,003	$4,677

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.40%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.18%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$13.54		$13.54	$13.14	$13.40	$11.70	$10.84

Net investment income (loss) (a)	(0.00	)‡	0.01	0.01	0.05	0.03	0.09
Net realized and unrealized gain (loss) on investments	1.31		(0.01)	0.50	(0.26)	1.76	1.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		0.00 ‡	(0.03)	(0.04)	(0.01)	0.00 ‡

Total from investment operations	1.28		0.00 ‡	0.48	(0.25)	1.78	1.15

Less dividends:
From net investment income	(0.02)		—	(0.08)	(0.01)	(0.08)	(0.29)

Net asset value at end of period	$14.80		$13.54	$13.54	$13.14	$13.40	$11.70

Total investment return (b)	9.49%		(0.07%)	3.73%	(1.88%)	15.34%	11.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.07	%)††	0.08%	0.11%	0.36%	0.26%	0.82%
Net expenses	1.46	% ††	1.42%	1.43%	1.44%	1.49%	1.53%
Portfolio turnover rate	20%		33%	42%	37%	29%	43%
Net assets at end of period (in 000’s)	$1,250		$847	$2,313	$3,509	$8,487	$10,545

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R3	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$13.44		$13.48		$13.07	$13.35	$11.64	$10.79

Net investment income (loss) (a)	(0.03)		(0.01)		(0.02)	0.02	(0.01)	0.06
Net realized and unrealized gain (loss) on investments	1.31		(0.04)		0.50	(0.26)	1.76	1.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		0.01		(0.03)	(0.04)	(0.01)	0.00 ‡

Total from investment operations	1.25		(0.04)		0.45	(0.28)	1.74	1.12

Less dividends:
From net investment income	—		—		(0.04)	—	(0.03)	(0.27)

Net asset value at end of period	$14.69		$13.44		$13.48	$13.07	$13.35	$11.64

Total investment return (b)	9.30%		(0.30%)		3.44%	(2.10%)	15.02%	10.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.49	%)††	(0.11	%)(c)	(0.15%)	0.17%	(0.05%)	0.56%
Net expenses	1.71	% ††	1.67	% (d)	1.68%	1.69%	1.74%	1.78%
Portfolio turnover rate	20%		33%		42%	37%	29%	43%
Net assets at end of period (in 000’s)	$1,394		$1,108		$1,204	$1,291	$1,365	$2,218

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.68%.

20	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay International Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers ten classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations. Investor Class shares commenced operations on February 28, 2008. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B Shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The ten classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

21

Notes to Financial Statements (Unaudited) (continued)

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer

22	MainStay International Equity Fund

in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during

23

Notes to Financial Statements (Unaudited) (continued)

the six-month period ended April 30, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the

1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain

24	MainStay International Equity Fund

or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million.

During the six-month period ended April 30, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.89%.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $1,179,465.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder

25

Notes to Financial Statements (Unaudited) (continued)

and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,171
Class R2	498
Class R3	609

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,672 and $4,259, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,319, $2, $10,788 and $251, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$16,393
Investor Class	67,956
Class B	14,117
Class C	15,444
Class I	74,081
Class R1	979
Class R2	413
Class R3	508

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$78,559,629	41.3%

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from: Ordinary Income	$680,155

The Fund utilized $17,488,395 of capital loss carryforwards during the year ended October 31, 2016.

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

26	MainStay International Equity Fund

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $53,315 and $66,924, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	135,888	$1,830,299
Shares issued to shareholders in reinvestment of dividends and distributions	8,386	106,672
Shares redeemed	(595,498)	(8,132,807)

Net increase (decrease) in shares outstanding before conversion	(451,224)	(6,195,836)
Shares converted into Class A (See Note 1)	44,359	604,676
Shares converted from Class A (See Note 1)	(26,660)	(370,837)

Net increase (decrease)	(433,525)	$(5,961,997)

Year ended October 31, 2016:
Shares sold	682,885	$9,152,419
Shares issued to shareholders in reinvestment of dividends and distributions	1,533	20,613
Shares redeemed	(905,522)	(12,201,735)

Net increase (decrease) in shares outstanding before conversion	(221,104)	(3,028,703)
Shares converted into Class A (See Note 1)	124,559	1,701,280
Shares converted from Class A (See Note 1)	(16,464)	(217,568)

Net increase (decrease)	(113,009)	$(1,544,991)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	79,076	$1,070,554
Shares redeemed	(190,993)	(2,589,631)

Net increase (decrease) in shares outstanding before conversion	(111,917)	(1,519,077)
Shares converted into Investor Class (See Note 1)	44,059	590,277
Shares converted from Investor Class (See Note 1)	(41,382)	(562,371)

Net increase (decrease)	(109,240)	$(1,491,171)

Year ended October 31, 2016:
Shares sold	120,057	$1,600,542
Shares redeemed	(308,815)	(4,142,432)

Net increase (decrease) in shares outstanding before conversion	(188,758)	(2,541,890)
Shares converted into Investor Class (See Note 1)	100,778	1,352,914
Shares converted from Investor Class (See Note 1)	(113,873)	(1,551,578)

Net increase (decrease)	(201,853)	$(2,740,554)

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	27,825	$335,385
Shares redeemed	(76,256)	(922,659)

Net increase (decrease) in shares outstanding before conversion	(48,431)	(587,274)
Shares converted from Class B (See Note 1)	(40,966)	(486,814)

Net increase (decrease)	(89,397)	$(1,074,088)

Year ended October 31, 2016:
Shares sold	87,362	$1,061,625
Shares redeemed	(138,782)	(1,685,117)

Net increase (decrease) in shares outstanding before conversion	(51,420)	(623,492)
Shares converted from Class B (See Note 1)	(105,505)	(1,285,048)

Net increase (decrease)	(156,925)	$(1,908,540)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	54,311	$656,011
Shares redeemed	(154,207)	(1,838,407)

Net increase (decrease)	(99,896)	$(1,182,396)

Year ended October 31, 2016:
Shares sold	166,359	$1,959,543
Shares redeemed	(195,770)	(2,387,072)

Net increase (decrease)	(29,411)	$(427,529)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,196,619	$16,039,964
Shares issued to shareholders in reinvestment of dividends and distributions	73,427	936,927
Shares redeemed	(1,632,127)	(22,244,146)

Net increase (decrease) in shares outstanding before conversion	(362,081)	(5,267,255)
Shares converted into Class I (See Note 1)	16,255	225,069

Net increase (decrease)	(345,826)	$(5,042,186)

Year ended October 31, 2016:
Shares sold	1,821,203	$24,276,645
Shares issued to shareholders in reinvestment of dividends and distributions	48,253	651,422
Shares redeemed	(5,189,521)	(71,048,636)

Net increase (decrease)	(3,320,065)	$(46,120,569)

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,229	$16,842
Shares issued to shareholders in reinvestment of dividends and distributions	788	10,000
Shares redeemed	(16,232)	(219,770)

Net increase (decrease)	(14,215)	$(192,928)

Year ended October 31, 2016:
Shares sold	4,825	$65,501
Shares issued to shareholders in reinvestment of dividends and distributions	395	5,305
Shares redeemed	(46,398)	(630,744)

Net increase (decrease)	(41,178)	$(559,938)

27

Notes to Financial Statements (Unaudited) (continued)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	50,602	$702,849
Shares issued to shareholders in reinvestment of dividends and distributions	57	731
Shares redeemed	(28,769)	(402,257)

Net increase (decrease)	21,890	$301,323

Year ended October 31, 2016:
Shares sold	12,594	$168,776
Shares redeemed	(120,810)	(1,618,498)

Net increase (decrease)	(108,216)	$(1,449,722)

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	22,751	$300,871
Shares redeemed	(10,334)	(139,589)

Net increase (decrease)	12,417	$161,282

Year ended October 31, 2016:
Shares sold	16,664	$218,907
Shares redeemed	(23,564)	(321,733)

Net increase (decrease)	(6,900)	$(102,826)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay International Equity Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay International Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trusteesare also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cornerstone Holdings. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cornerstone Holdings resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients,

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Cornerstone Holdings. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peerfunds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the

30	MainStay International Equity Fund

Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Corner-

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

stone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

32	MainStay International Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737261 MS144-17	MSIE10-06/17 (NYLIM) NL010

MainStay Common Stock Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

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Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	6.47 12.67%	9.49 15.86%	12.10 13.38%	5.06 5.66%	0.98 0.98%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	6.36 12.55	9.21 15.56	11.76 13.03	6.02 6.67	1.23 1.23
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	7.11 12.11	9.75 14.75	11.94 12.19	4.49 4.49	1.98 1.98
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	11.12 12.12	13.70 14.70	12.18 12.18	4.48 4.48	1.98 1.98
Class I Shares	No Sales Charge		12/28/2004	12.84	16.21	13.67	5.98	0.73
Class R3 Shares	No Sales Charge		2/29/2016	12.50	15.46	18.08	N/A	1.34

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[4]	13.32%	17.92%	13.68%	7.15%
Russell 1000® Index[5]	13.46	18.03	13.63	7.25
Average Lipper Multi-Cap Core Fund[6]	13.06	16.57	11.98	5.99

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Russell 1000® Index is the Fund’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,126.70	$5.11	$1,020.00	$4.86	0.97%

Investor Class Shares	$1,000.00	$1,125.50	$6.43	$1,018.70	$6.11	1.22%

Class B Shares	$1,000.00	$1,121.10	$10.36	$1,015.00	$9.84	1.97%

Class C Shares	$1,000.00	$1,121.20	$10.36	$1,015.00	$9.84	1.97%

Class I Shares	$1,000.00	$1,128.40	$3.80	$1,021.20	$3.61	0.72%

Class R3 Shares	$1,000.00	$1,125.00	$6.95	$1,018.20	$6.61	1.32%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2017 (Unaudited)

Technology Hardware, Storage & Peripherals	6.7%
Banks	6.5
Internet Software & Services	6.1
Health Care Providers & Services	5.6
Oil, Gas & Consumable Fuels	5.6
Software	4.5
Media	4.2
Pharmaceuticals	3.8
Semiconductors & Semiconductor Equipment	3.7
Hotels, Restaurants & Leisure	3.3
Specialty Retail	3.3
Capital Markets	3.1
Internet & Direct Marketing Retail	3.1
Insurance	2.8
IT Services	2.7
Tobacco	2.7
Chemicals	2.6
Electric Utilities	2.0
Exchange-Traded Funds	2.0
Aerospace & Defense	1.9
Diversified Telecommunication Services	1.8
Household Products	1.8
Food & Staples Retailing	1.7
Beverages	1.6

Biotechnology	1.6%
Industrial Conglomerates	1.5
Real Estate Investment Trusts	1.5
Diversified Financial Services	1.4
Health Care Equipment & Supplies	1.4
Energy Equipment & Services	1.3
Professional Services	1.1
Electronic Equipment, Instruments & Components	0.9
Machinery	0.9
Diversified Consumer Services	0.7
Food Products	0.7
Multi-Utilities	0.6
Trading Companies & Distributors	0.6
Metals & Mining	0.5
Textiles, Apparel & Luxury Goods	0.5
Commercial Services & Supplies	0.4
Communications Equipment	0.4
Airlines	0.3
Paper & Forest Products	0.3
Building Products	0.2
Independent Power & Renewable Electricity Producers	0.2
Auto Components	0.0 ‡
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Johnson & Johnson
6.	JPMorgan Chase & Co.
7.	SPDR S&P 500 ETF Trust

8.	Exxon Mobil Corp.

9.	Bank of America Corp.

10.	Facebook, Inc. Class A

8	MainStay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Common Stock Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Common Stock Fund returned 12.67% for Class A shares, 12.55% for Investor Class shares, 12.11% for Class B shares and 12.12% for Class C shares for the six months ended April 30, 2017. Over the same period, the Fund’s Class I shares returned 12.84% and Class R3 shares returned 12.50%. For the six months ended April 30, 2017, all share classes underperformed the 13.32% return of the S&P 500® Index,1 which is the Fund’s primary benchmark; the 13.46% return of the Russell 1000® Index,1 which is the Fund’s secondary benchmark; and 13.06% return of the Average Lipper2 Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance relative to the S&P 500® Index resulted primarily from stock selection. Allocation effects—being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock-selection process—contributed modestly to relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive sector contributions to the Fund’s performance relative to the S&P 500® Index came from information technology and industrials. (Contributions take weightings and total returns into account.) In both sectors, stock selection was the main driver of the positive contributions to performance.

The weakest sector contributions to the Fund’s relative performance came from consumer discretionary and materials. In both sectors, stock selection detracted from the Fund’s relative performance. An overweight position relative to the S&P 500® Index in the energy sector and an underweight position in the financials sector also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributor to absolute performance was personal computing and mobile device maker Apple. Best known for its iPhone, the company continued to deliver strong sales and earnings growth. Large diversified financial institutions Bank of America and JPMorgan Chase were also among the strongest contributors to the Fund’s absolute performance, supported by accelerating growth in the United States and the likelihood of rising interest rates.

On an absolute basis, the Fund’s weakest performer was steel producer United States Steel, which suffered from oversupply concerns and slowing demand for steel. Other commodities such as oil, faced similar challenges during the reporting period. Supply and demand concerns detracted from the performance of offshore drilling contractor Transocean. Shares of specialty retailer Urban Outfitters declined after the company reported disappointing earnings.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund established new positions that are overweight relative to the S&P 500® Index in cruise ship operator Carnival Corporation and vertically integrated natural gas provider Williams Companies. The Fund’s investment process viewed both companies as attractive because of their earnings trends and valuation measures.

The Fund exited positions in telecommunications software and integrated circuits maker Qualcomm and gold miner Newmont Mining. The Fund’s investment process viewed the former as unattractive for its valuation measures and the latter because of deteriorating price trends.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund modestly increased its weightings relative to the S&P 500® Index in the consumer discretionary and financials sectors. Over the same period, the Fund modestly reduced its weightings relative to the benchmark in the health care and industrials sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund’s most substantially overweight sectors relative to the S&P 500® Index were information technology and consumer discretionary. As of the same date, the Fund held modestly underweight positions relative to the Index in the industrials and health care sectors.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value

Common Stocks 98.1% †
Aerospace & Defense 1.9%
Arconic, Inc.	18,920	$517,084
Boeing Co.	11,651	2,153,454
Lockheed Martin Corp.	3,151	849,037
Northrop Grumman Corp.	204	50,176

		3,569,751

Airlines 0.3%
Southwest Airlines Co.	11,242	632,025

Auto Components 0.0%‡
Goodyear Tire & Rubber Co.	379	13,731

Banks 6.5%
♦Bank of America Corp.	138,883	3,241,529
Citigroup, Inc.	36,279	2,144,814
♦JPMorgan Chase & Co.	45,307	3,941,709
U.S. Bancorp	4,934	253,016
Wells Fargo & Co.	45,320	2,440,029

		12,021,097

Beverages 1.6%
Coca-Cola Co.	7,044	303,949
Dr. Pepper Snapple Group, Inc.	93	8,523
PepsiCo., Inc.	23,000	2,605,440

		2,917,912

Biotechnology 1.6%
AbbVie, Inc.	6,239	411,400
Amgen, Inc.	539	88,030
Gilead Sciences, Inc.	25,248	1,730,750
United Therapeutics Corp. (a)	6,453	811,142

		3,041,322

Building Products 0.2%
Johnson Controls International PLC	8,389	348,731

Capital Markets 3.1%
Ameriprise Financial, Inc.	10,440	1,334,754
E*TRADE Financial Corp. (a)	22,350	772,193
Franklin Resources, Inc.	10,663	459,682
Raymond James Financial, Inc.	14,966	1,115,266
S&P Global, Inc.	10,703	1,436,236
T. Rowe Price Group, Inc.	9,197	651,975

		5,770,106

Chemicals 2.6%
Chemours Co.	33,213	1,338,152
LyondellBasell Industries N.V. Class A	13,203	1,119,086

	Shares	Value

Chemicals (continued)
Mosaic Co.	45,260	$1,218,852
Olin Corp.	36,140	1,161,178

		4,837,268

Commercial Services & Supplies 0.4%
Waste Management, Inc.	9,401	684,205

Communications Equipment 0.4%
Cisco Systems, Inc.	9,578	326,323
F5 Networks, Inc. (a)	3,578	462,027

		788,350

Diversified Consumer Services 0.7%
H&R Block, Inc.	51,260	1,270,735

Diversified Financial Services 1.4%
Berkshire Hathaway, Inc., Class B (a)	15,779	2,606,849

Diversified Telecommunication Services 1.8%
AT&T, Inc.	71,388	2,829,106
Verizon Communications, Inc.	12,525	575,023

		3,404,129

Electric Utilities 2.0%
American Electric Power Co., Inc.	5,105	346,272
Duke Energy Corp.	7,900	651,750
Edison International	8,099	647,677
Exelon Corp.	14,203	491,850
FirstEnergy Corp.	9,771	292,544
NextEra Energy, Inc.	6,467	863,733
PG&E Corp.	2,543	170,508
Xcel Energy, Inc.	4,547	204,842

		3,669,176

Electronic Equipment, Instruments & Components 0.9%
Corning, Inc.	13,012	375,396
Jabil Circuit, Inc.	42,634	1,237,239

		1,612,635

Energy Equipment & Services 1.3%
Baker Hughes, Inc.	2,582	153,293
National Oilwell Varco, Inc.	29,694	1,038,399
Transocean, Ltd. (a)	104,548	1,153,165

		2,344,857

Food & Staples Retailing 1.7%
CVS Health Corp.	10,258	845,670
Wal-Mart Stores, Inc.	29,790	2,239,612
Walgreens Boots Alliance, Inc.	1,693	146,512

		3,231,794

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017. May be subject to change daily.

10	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Food Products 0.7%
Tyson Foods, Inc. Class A	21,091	$1,355,308

Health Care Equipment & Supplies 1.4%
Abbott Laboratories	2,552	111,369
Baxter International, Inc.	11,326	630,632
Becton Dickinson & Co.	3,507	655,704
Danaher Corp.	5,449	454,065
Masimo Corp. (a)	6,138	630,618
Medtronic PLC	459	38,138

		2,520,526

Health Care Providers & Services 5.6%
Aetna, Inc.	9,211	1,244,130
Anthem, Inc.	1,677	298,321
Centene Corp. (a)	18,154	1,350,658
Cigna Corp.	7,438	1,163,080
DaVita, Inc. (a)	111	7,660
Express Scripts Holding Co. (a)	6,605	405,151
HCA Holdings, Inc. (a)	13,953	1,174,982
Humana, Inc.	39	8,657
McKesson Corp.	7,784	1,076,449
UnitedHealth Group, Inc.	14,328	2,505,681
WellCare Health Plans, Inc. (a)	8,062	1,236,791

		10,471,560

Hotels, Restaurants & Leisure 3.3%
Carnival Corp.	24,201	1,494,896
Darden Restaurants, Inc.	15,538	1,323,682
McDonald’s Corp.	1,992	278,740
Royal Caribbean Cruises, Ltd.	13,386	1,426,948
Wyndham Worldwide Corp.	14,706	1,401,629
Yum! Brands, Inc.	3,054	200,800

		6,126,695

Household Products 1.8%
Kimberly-Clark Corp.	1,598	207,340
Procter & Gamble Co.	36,097	3,152,351

		3,359,691

Independent Power & Renewable Electricity Producers 0.2%
NRG Energy, Inc.	17,073	288,534

Industrial Conglomerates 1.5%
3M Co.	5,485	1,074,128
General Electric Co.	39,154	1,135,074
Honeywell International, Inc.	4,629	607,047

		2,816,249

Insurance 2.8%
Aflac, Inc.	15,303	1,145,889
Allstate Corp.	3,771	306,545
Assurant, Inc.	3,333	320,768

	Shares	Value

Insurance (continued)
Everest Re Group, Ltd.	247	$62,172
Prudential Financial, Inc.	14,763	1,580,084
Travelers Cos., Inc.	9,020	1,097,373
Unum Group	11,751	544,424
XL Group, Ltd.	3,579	149,781

		5,207,036

Internet & Direct Marketing Retail 3.1%
♦Amazon.com, Inc. (a)	4,874	4,508,401
Expedia, Inc.	10,030	1,341,212

		5,849,613

Internet Software & Services 6.1%
Akamai Technologies, Inc. (a)	20,525	1,250,794
♦Alphabet, Inc. (a)
Class A	2,462	2,276,168
Class C	2,409	2,182,458
eBay, Inc. (a)	44,183	1,476,154
♦Facebook, Inc. Class A (a)	20,986	3,153,146
VeriSign, Inc. (a)	12,353	1,098,429

		11,437,149

IT Services 2.7%
DXC Technology Co. (a)	8,579	646,342
Fidelity National Information Services, Inc.	1,473	124,012
International Business Machines Corp.	8,933	1,431,871
MasterCard, Inc. Class A	8,463	984,416
MAXIMUS, Inc.	2,283	139,240
Science Applications International Corp.	872	63,647
Visa, Inc. Class A	16,645	1,518,357
Western Union Co.	4,456	88,496

		4,996,381

Machinery 0.9%
Oshkosh Corp.	16,707	1,159,299
Trinity Industries, Inc.	19,267	518,282

		1,677,581

Media 4.2%
AMC Networks, Inc. Class A (a)	40	2,387
Comcast Corp. Class A	73,794	2,891,987
Live Nation Entertainment, Inc. (a)	17,514	563,250
Omnicom Group, Inc.	16,042	1,317,369
Scripps Networks Interactive, Inc. Class A	16,073	1,200,975
TEGNA, Inc.	1,484	37,812
Time Warner, Inc.	3,450	342,481
Walt Disney Co.	13,183	1,523,955

		7,880,216

Metals & Mining 0.5%
Nucor Corp.	593	36,369
Steel Dynamics, Inc.	3,901	140,982
United States Steel Corp.	37,024	826,375

		1,003,726

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Multi-Utilities 0.6%
CenterPoint Energy, Inc.	23,441	$668,772
Consolidated Edison, Inc.	6,143	487,017

		1,155,789

Oil, Gas & Consumable Fuels 5.6%
Anadarko Petroleum Corp.	12,459	710,412
Apache Corp.	6,266	304,778
Chevron Corp.	5,932	632,944
ConocoPhillips	11,711	561,074
Devon Energy Corp.	6,138	242,390
EOG Resources, Inc.	681	62,993
♦Exxon Mobil Corp.	45,633	3,725,934
Marathon Petroleum Corp.	11,847	603,486
Newfield Exploration Co. (a)	674	23,334
Noble Energy, Inc.	2,789	90,168
ONEOK, Inc.	11,795	620,535
Tesoro Corp.	563	44,877
Valero Energy Corp.	21,536	1,391,441
Williams Cos., Inc.	47,123	1,443,378

		10,457,744

Paper & Forest Products 0.3%
Louisiana-Pacific Corp. (a)	22,471	578,404

Pharmaceuticals 3.8%
♦Johnson & Johnson	32,873	4,058,829
Merck & Co., Inc.	6,360	396,419
Pfizer, Inc.	78,582	2,665,502

		7,120,750

Professional Services 1.1%
ManpowerGroup, Inc.	8,807	889,331
Robert Half International, Inc.	24,610	1,133,290

		2,022,621

Real Estate Investment Trusts 1.5%
American Tower Corp.	4,062	511,568
Camden Property Trust	3,478	286,344
Host Hotels & Resorts, Inc.	70,456	1,264,685
Senior Housing Properties Trust	13,024	280,276
Uniti Group, Inc. (a)	13,571	372,660

		2,715,533

Semiconductors & Semiconductor Equipment 3.7%
Applied Materials, Inc.	29,475	1,196,980
Broadcom, Ltd.	1,781	393,263
Intel Corp.	52,316	1,891,223
Lam Research Corp.	10,472	1,516,869
Micron Technology, Inc. (a)	50,564	1,399,106
NVIDIA Corp.	2,513	262,106
Qorvo, Inc. (a)	2,883	196,130
Skyworks Solutions, Inc.	481	47,975

		6,903,652

	Shares	Value

Software 4.5%
Activision Blizzard, Inc.	27,207	$1,421,566
♦Microsoft Corp.	87,377	5,981,829
Oracle Corp.	9,348	420,286
Take-Two Interactive Software, Inc. (a)	7,652	480,928

		8,304,609

Specialty Retail 3.3%
Best Buy Co., Inc.	27,431	1,421,200
Foot Locker, Inc.	12,945	1,001,166
Gap, Inc.	24,347	637,892
Home Depot, Inc.	5,792	904,131
Lowe’s Cos., Inc.	22,157	1,880,686
TJX Cos., Inc.	3,712	291,912

		6,136,987

Technology Hardware, Storage & Peripherals 6.7%
♦Apple, Inc.	55,485	7,970,420
Hewlett Packard Enterprise Co.	7,450	138,793
HP, Inc.	81,003	1,524,476
NCR Corp. (a)	12,451	513,604
NetApp, Inc.	26,307	1,048,334
Seagate Technology PLC	27,312	1,150,655
Western Digital Corp.	372	33,134

		12,379,416

Textiles, Apparel & Luxury Goods 0.5%
Michael Kors Holdings, Ltd. (a)	26,399	985,475

Tobacco 2.7%
Altria Group, Inc.	33,220	2,384,532
Philip Morris International, Inc.	24,094	2,670,579

		5,055,111

Trading Companies & Distributors 0.6%
United Rentals, Inc. (a)	10,476	1,148,798
W.W. Grainger, Inc.	46	8,864

		1,157,662

Total Common Stocks (Cost $161,337,059)		182,728,691

Exchange-Traded Funds 2.0% (b)
♦SPDR S&P 500 ETF Trust	15,716	3,741,665

Total Exchange-Traded Funds (Cost $3,702,087)		3,741,665

Total Investments (Cost $165,039,146) (c)	100.1%	186,470,356
Other Assets, Less Liabilities	(0.1)	(133,683)
Net Assets	100.0%	$186,336,673

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

12	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of April 30, 2017, cost was $166,055,244 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$24,406,220
Gross unrealized depreciation	(3,991,108)

Net unrealized appreciation	$20,415,112

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$182,728,691	$—	$—	$182,728,691
Exchange-Traded Funds	3,741,665	—	—	3,741,665

Total Investments in Securities	$186,470,356	$—	$—	$186,470,356

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $165,039,146)	$186,470,356
Cash	17,506
Receivables:
Fund shares sold	229,582
Dividends and interest	151,518
Other assets	64,474

Total assets	186,933,436

Liabilities
Payables:
Fund shares redeemed	295,008
Investment securities purchased	89,545
Manager (See Note 3)	83,534
Professional fees	33,046
NYLIFE Distributors (See Note 3)	32,240
Transfer agent (See Note 3)	31,750
Shareholder communication	16,648
Custodian	13,258
Trustees	349
Accrued expenses	1,385

Total liabilities	596,763

Net assets	$186,336,673

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$84,642
Additional paid-in capital	185,888,566

185,973,208
Undistributed net investment income	678,305
Accumulated net realized gain (loss) on investments	(21,746,050)
Net unrealized appreciation (depreciation) on investments	21,431,210

Net assets	$186,336,673

Class A
Net assets applicable to outstanding shares	$41,318,341

Shares of beneficial interest outstanding	1,860,047

Net asset value per share outstanding	$22.21
Maximum sales charge (5.50% of offering price)	1.29

Maximum offering price per share outstanding	$23.50

Investor Class
Net assets applicable to outstanding shares	$24,104,662

Shares of beneficial interest outstanding	1,084,986

Net asset value per share outstanding	$22.22
Maximum sales charge (5.50% of offering price)	1.29

Maximum offering price per share outstanding	$23.51

Class B
Net assets applicable to outstanding shares	$6,730,018

Shares of beneficial interest outstanding	329,574

Net asset value and offering price per share outstanding	$20.42

Class C
Net assets applicable to outstanding shares	$16,047,010

Shares of beneficial interest outstanding	786,325

Net asset value and offering price per share outstanding	$20.41

Class I
Net assets applicable to outstanding shares	$98,102,298

Shares of beneficial interest outstanding	4,401,702

Net asset value and offering price per share outstanding	$22.29

Class R3
Net assets applicable to outstanding shares	$34,344

Shares of beneficial interest outstanding	1,548

Net asset value and offering price per share outstanding (a)	$22.18

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

14	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends	$1,939,662
Other income	121
Interest	43

Total income	1,939,826

Expenses
Manager (See Note 3)	507,424
Distribution/Service—Class A (See Note 3)	53,942
Distribution/Service—Investor Class (See Note 3)	28,984
Distribution/Service—Class B (See Note 3)	34,077
Distribution/Service—Class C (See Note 3)	82,640
Distribution/Service—Class R3 (See Note 3)	80
Transfer agent (See Note 3)	95,300
Registration	54,272
Professional fees	27,788
Shareholder communication	16,133
Custodian	8,159
Trustees	2,358
Shareholder service (See Note 3)	16
Miscellaneous	7,693

Total expenses	918,866

Net investment income (loss)	1,020,960

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	8,403,102
Net change in unrealized appreciation (depreciation) on investments	12,544,184

Net realized and unrealized gain (loss) on investments	20,947,286

Net increase (decrease) in net assets resulting from operations	$21,968,246

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,020,960	$2,346,788
Net realized gain (loss) on investments	8,403,102	4,451,239
Net change in unrealized appreciation (depreciation) on investments	12,544,184	(6,715,636)

Net increase (decrease) in net assets resulting from operations	21,968,246	82,391

Dividends to shareholders:
From net investment income:
Class A	(566,825)	(546,900)
Investor Class	(220,199)	(202,195)
Class B	(13,572)	(12,079)
Class C	(33,607)	(44,949)
Class I	(1,365,745)	(1,194,013)
Class R3	(287)	—

Total dividends to shareholders	(2,200,235)	(2,000,136)

Capital share transactions:
Net proceeds from sale of shares	17,780,382	47,224,998
Net asset value of shares issued to shareholders in reinvestment of dividends	2,141,325	1,936,763
Cost of shares redeemed	(29,076,508)	(71,596,871)

Increase (decrease) in net assets derived from capital share transactions	(9,154,801)	(22,435,110)

Net increase (decrease) in net assets	10,613,210	(24,352,855)

Net Assets
Beginning of period	175,723,463	200,076,318

End of period	$186,336,673	$175,723,463

Undistributed net investment income at end of period	$678,305	$1,857,580

16	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$19.95	$20.20		$19.39	$16.59	$12.90	$11.34

Net investment income (loss) (a)	0.12	0.25		0.20	0.18	0.16	0.15
Net realized and unrealized gain (loss) on investments	2.39	(0.28)		0.76	2.83	3.71	1.60

Total from investment operations	2.51	(0.03)		0.96	3.01	3.87	1.75

Less dividends:
From net investment income	(0.25)	(0.22)		(0.15)	(0.21)	(0.18)	(0.19)

Net asset value at end of period	$22.21	$19.95		$20.20	$19.39	$16.59	$12.90

Total investment return (b)	12.67%	(0.13%)		4.95%	18.30%	30.35%	15.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%††	1.29	% (c)	1.01%	0.98%	1.11%	1.22%
Net expenses	0.97%††	0.95	% (d)	0.96%	1.00%	1.05%	1.06%
Portfolio turnover rate	70%	164%		158%	165%	150%	182%
Net assets at end of period (in 000’s)	$41,318	$42,928		$52,985	$34,139	$19,011	$12,402

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.28%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$19.93	$20.19		$19.38	$16.58	$12.89	$11.32

Net investment income (loss) (a)	0.09	0.21		0.16	0.13	0.10	0.09
Net realized and unrealized gain (loss) on investments	2.40	(0.29)		0.76	2.82	3.70	1.61

Total from investment operations	2.49	(0.08)		0.92	2.95	3.80	1.70

Less dividends:
From net investment income	(0.20)	(0.18)		(0.11)	(0.15)	(0.11)	(0.13)

Net asset value at end of period	$22.22	$19.93		$20.19	$19.38	$16.58	$12.89

Total investment return (b)	12.55%	(0.39%)		4.77%	17.94%	29.75%	15.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%††	1.05	% (c)	0.82%	0.71%	0.72%	0.72%
Net expenses	1.22%††	1.20	% (d)	1.17%	1.28%	1.46%	1.56%
Portfolio turnover rate	70%	164%		158%	165%	150%	182%
Net assets at end of period (in 000’s)	$24,105	$21,880		$22,939	$20,856	$18,436	$15,093

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.04%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.21%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$18.25	$18.49		$17.81	$15.27	$11.87	$10.43

Net investment income (loss) (a)	0.01	0.05		0.02	(0.00)‡	(0.00)‡	(0.00)‡
Net realized and unrealized gain (loss) on investments	2.20	(0.26)		0.69	2.59	3.42	1.48

Total from investment operations	2.21	(0.21)		0.71	2.59	3.42	1.48

Less dividends:
From net investment income	(0.04)	(0.03)		(0.03)	(0.05)	(0.02)	(0.04)

Net asset value at end of period	$20.42	$18.25		$18.49	$17.81	$15.27	$11.87

Total investment return (b)	12.11%	(1.12%)		4.01%	17.00%	28.87%	14.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.15%††	0.30	% (c)	0.09%	(0.03%)	(0.03%)	(0.02%)
Net expenses	1.97%††	1.95	% (d)	1.92%	2.03%	2.21%	2.31%
Portfolio turnover rate	70%	164%		158%	165%	150%	182%
Net assets at end of period (in 000’s)	$6,730	$6,604		$6,816	$7,240	$6,760	$5,836

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.29%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.96%.

	Six months ended April 30,	Year ended October 31,
Class C	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$18.24	$18.48		$17.80	$15.26	$11.87	$10.43

Net investment income (loss) (a)	0.01	0.06		0.01	(0.02)	(0.01)	(0.00)‡
Net realized and unrealized gain (loss) on investments	2.20	(0.27)		0.70	2.61	3.42	1.48

Total from investment operations	2.21	(0.21)		0.71	2.59	3.41	1.48

Less dividends:
From net investment income	(0.04)	(0.03)		(0.03)	(0.05)	(0.02)	(0.04)

Net asset value at end of period	$20.41	$18.24		$18.48	$17.80	$15.26	$11.87

Total investment return (b)	12.12%	(1.12%)		4.01%	17.01%	28.78%	14.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14%††	0.34	% (c)	0.06%	(0.10%)	(0.10%)	(0.02%)
Net expenses	1.97%††	1.95	% (d)	1.92%	2.03%	2.21%	2.31%
Portfolio turnover rate	70%	164%		158%	165%	150%	182%
Net assets at end of period (in 000’s)	$16,047	$16,509		$25,775	$16,536	$3,441	$1,575

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.33%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.96%.

18	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$20.04	$20.29		$19.45	$16.64	$12.94	$11.38

Net investment income (loss) (a)	0.15	0.31		0.26	0.22	0.20	0.18
Net realized and unrealized gain (loss) on investments	2.41	(0.29)		0.76	2.83	3.71	1.60

Total from investment operations	2.56	0.02		1.02	3.05	3.91	1.78

Less dividends:
From net investment income	(0.31)	(0.27)		(0.18)	(0.24)	(0.21)	(0.22)

Net asset value at end of period	$22.29	$20.04		$20.29	$19.45	$16.64	$12.94

Total investment return (b)	12.84%	0.12%		5.26%	18.55%	30.65%	15.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38%††	1.55	%(c)	1.30%	1.24%	1.40%	1.48%
Net expenses	0.72%††	0.70	%(d)	0.71%	0.75%	0.80%	0.81%
Portfolio turnover rate	70%	164%		158%	165%	150%	182%
Net assets at end of period (in 000’s)	$98,102	$87,774		$91,561	$108,343	$77,476	$75,985

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.71%.

Class R3	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$19.90	$18.44

Net investment income (loss) (a)	0.08	0.10
Net realized and unrealized gain (loss) on investments	2.40	1.36

Total from investment operations	2.48	1.46

Less dividends:
From net investment income	(0.20)	—

Net asset value at end of period	$22.18	$19.90

Total investment return (b)	12.50%	7.92	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.76%	0.74	%(d)
Net expenses††	1.32%	1.31	%(e)
Portfolio turnover rate	70%	164%
Net assets at end of period (in 000’s)	$34	$29

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.73%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.32%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Common Stock Fund (the “Fund”), a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2, Class R6 and Class T shares of the Fund were registered for sale effective as of December 14, 2007 (for Class R2 shares) and February 28, 2017 (for Class R6 and Class T shares). As of the period ended April 30, 2017, Class R2, Class R6 and Class T shares had no investment operations. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T Shares are offered at NAV per share plus an initial sales charge. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

20	MainStay Common Stock Fund

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted

21

Notes to Financial Statements (Unaudited) (continued)

bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at

NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund. Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be

22	MainStay Common Stock Fund

limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the six-month period ended April 30, 2017, the effective management fee rate was 0.55%.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $507,424.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

23

Notes to Financial Statements (Unaudited) (continued)

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $5,282 and $6,206, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $633, $22,178 and $118, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$8,736
Investor Class	33,558
Class B	9,864
Class C	23,935
Class I	19,201
Class R3	6

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R3	$30,352	88.4%

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$2,000,136

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $128,743 and $138,911, respectively.

24	MainStay Common Stock Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	298,211	$6,297,913
Shares issued to shareholders in reinvestment of dividends and distributions	25,363	534,139
Shares redeemed	(551,509)	(11,753,793)

Net increase (decrease) in shares outstanding before conversion	(227,935)	(4,921,741)
Shares converted into Class A (See Note 1)	46,924	1,019,394
Shares converted from Class A (See Note 1)	(110,321)	(2,346,297)

Net increase (decrease)	(291,332)	$(6,248,644)

Year ended October 31, 2016:
Shares sold	1,251,418	$24,675,950
Shares issued to shareholders in reinvestment of dividends and distributions	26,849	520,878
Shares redeemed	(1,802,139)	(36,048,711)

Net increase (decrease) in shares outstanding before conversion	(523,872)	(10,851,883)
Shares converted into Class A (See Note 1)	66,498	1,308,332
Shares converted from Class A (See Note 1)	(13,967)	(280,865)

Net increase (decrease)	(471,341)	$(9,824,416)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	65,270	$1,401,921
Shares issued to shareholders in reinvestment of dividends and distributions	10,399	219,209
Shares redeemed	(74,034)	(1,586,690)

Net increase (decrease) in shares outstanding before conversion	1,635	34,440
Shares converted into Investor Class (See Note 1)	29,840	647,077
Shares converted from Investor Class (See Note 1)	(44,319)	(963,237)

Net increase (decrease)	(12,844)	$(281,720)

Year ended October 31, 2016:
Shares sold	122,624	$2,385,551
Shares issued to shareholders in reinvestment of dividends and distributions	10,373	201,445
Shares redeemed	(153,115)	(3,008,109)

Net increase (decrease) in shares outstanding before conversion	(20,118)	(421,113)
Shares converted into Investor Class (See Note 1)	45,097	893,686
Shares converted from Investor Class (See Note 1)	(63,429)	(1,248,269)

Net increase (decrease)	(38,450)	$(775,696)

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	37,435	$727,575
Shares issued to shareholders in reinvestment of dividends and distributions	670	13,018
Shares redeemed	(43,028)	(851,444)

Net increase (decrease) in shares outstanding before conversion	(4,923)	(110,851)
Shares converted from Class B (See Note 1)	(27,386)	(544,075)

Net increase (decrease)	(32,309)	$(654,926)

Year ended October 31, 2016:
Shares sold	119,948	$2,140,730
Shares issued to shareholders in reinvestment of dividends and distributions	638	11,415
Shares redeemed	(88,530)	(1,573,401)

Net increase (decrease) in shares outstanding before conversion	32,056	578,744
Shares converted from Class B (See Note 1)	(38,808)	(701,777)

Net increase (decrease)	(6,752)	$(123,033)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	104,561	$2,040,600
Shares issued to shareholders in reinvestment of dividends and distributions	1,201	23,317
Shares redeemed	(224,589)	(4,396,998)

Net increase (decrease)	(118,827)	$(2,333,081)

Year ended October 31, 2016:
Shares sold	219,476	$3,963,348
Shares issued to shareholders in reinvestment of dividends and distributions	1,795	32,117
Shares redeemed	(710,934)	(12,699,832)

Net increase (decrease)	(489,663)	$(8,704,367)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	339,967	$7,305,187
Shares issued to shareholders in reinvestment of dividends and distributions	64,045	1,351,355
Shares redeemed	(484,158)	(10,482,595)

Net increase (decrease) in shares outstanding before conversion	(80,146)	(1,826,053)
Shares converted into Class I (See Note 1)	102,691	2,187,138

Net increase (decrease)	22,545	$361,085

Year ended October 31, 2016:
Shares sold	716,226	$14,032,867
Shares issued to shareholders in reinvestment of dividends and distributions	60,232	1,170,908
Shares redeemed	(910,950)	(18,266,818)

Net increase (decrease) in shares outstanding before conversion	(134,492)	(3,063,043)
Shares converted into Class I (See Note 1)	1,423	28,893

Net increase (decrease)	(133,069)	$(3,034,150)

25

Notes to Financial Statements (Unaudited) (continued)

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	339	$7,186
Shares issued to shareholders in reinvestment of dividends and distributions	13	287
Shares redeemed	(237)	(4,988)

Net increase (decrease)	115	$2,485

Year ended October 31, 2016 (a):
Shares sold	1,433	$26,552

Net increase (decrease)	1,433	$26,552

(a)	Inception date was February 29, 2016.

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Common Stock Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Common Stock (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cornerstone Holdings. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cornerstone Holdings resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Cornerstone Holdings. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the

28	MainStay Common Stock Fund

Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients,

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and

(vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

30	MainStay Common Stock Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737426 MS144-17	MSCS10-06/17 (NYLIM) NL021

MainStay Large Cap Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

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Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7/1/1995	7.47 13.72%	11.48 17.97%	10.35 11.61%	7.95 8.57%	1.00 1.00%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	7.48 13.74	11.53 18.02	10.31 11.57	7.81 8.48	1.06 1.06
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/1/2005	8.48 13.40	12.15 17.15	10.48 10.75	7.68 7.68	1.81 1.81
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/1/2005	12.29 13.27	16.03 17.03	10.71 10.71	7.66 7.66	1.81 1.81
Class I Shares	No Sales Charge		4/1/2005	13.88	18.29	11.89	8.88	0.75
Class R1 Shares	No Sales Charge		4/1/2005	13.81	18.17	11.79	8.78	0.85
Class R2 Shares	No Sales Charge		4/1/2005	13.76	17.88	11.51	8.51	1.10
Class R3 Shares	No Sales Charge		4/28/2006	13.52	17.64	11.22	8.24	1.35
Class R6 Shares	No Sales Charge		6/17/2013	13.93	18.46	12.84	N/A	0.63

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Russell 1000® Growth Index[4]	15.23%	19.50%	13.87%	8.88%
S&P 500® Index[5]	13.32	17.92	13.68	7.15
Average Lipper Large-Cap Growth Fund[6]	13.49	18.13	12.32	7.85

4.

The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S.  stock-

market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Average Lipper Large-Cap Growth Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have above-average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,074.70	$5.25	$1,019.70	$5.11	1.02%

Investor Class Shares	$1,000.00	$1,074.80	$5.56	$1,019.40	$5.41	1.08%

Class B Shares	$1,000.00	$1,084.80	$9.46	$1,015.70	$9.15	1.83%

Class C Shares	$1,000.00	$1,122.90	$9.63	$1,015.70	$9.15	1.83%

Class I Shares	$1,000.00	$1,138.80	$4.08	$1,021.00	$3.86	0.77%

Class R1 Shares	$1,000.00	$1,138.10	$4.61	$1,020.50	$4.36	0.87%

Class R2 Shares	$1,000.00	$1,137.60	$5.94	$1,019.20	$5.61	1.12%

Class R3 Shares	$1,000.00	$1,135.20	$7.25	$1,018.00	$6.85	1.37%

Class R6 Shares	$1,000.00	$1,139.30	$3.34	$1,021.70	$3.16	0.63%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2017 (Unaudited)

Software	12.3%
Internet Software & Services	11.3
IT Services	10.2
Internet & Direct Marketing Retail	9.4
Technology Hardware, Storage & Peripherals	4.4
Semiconductors & Semiconductor Equipment	4.1
Aerospace & Defense	3.8
Biotechnology	3.8
Pharmaceuticals	3.7
Health Care Equipment & Supplies	3.5
Hotels, Restaurants & Leisure	3.2
Health Care Providers & Services	3.1
Media	3.1
Life Sciences Tools & Services	2.9
Airlines	2.3
Chemicals	2.2

Specialty Retail	2.2%
Capital Markets	2.1
Industrial Conglomerates	1.9
Textiles, Apparel & Luxury Goods	1.6
Oil, Gas & Consumable Fuels	1.4
Real Estate Investment Trusts	1.4
Food & Staples Retailing	1.3
Banks	1.2
Road & Rail	1.2
Machinery	1.1
Multiline Retail	1.0
Short-Term Investment	1.1
Other Assets, Less Liabilities	–0.8

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc.
2.	Amazon.com, Inc.
3.	Apple, Inc.
4.	Visa, Inc. Class A
5.	Microsoft Corp.
6.	UnitedHealth Group, Inc.
7.	salesforce.com, Inc.
8.	Facebook, Inc. Class A
9.	Celgene Corp.
10.	Zoetis, Inc.

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Clark J. Winslow,1 Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 13.72% for Class A shares, 13.74% for Investor Class shares, 13.40% for Class B shares and 13.27% for Class C shares for the six months ended April 30, 2017. Over the same period, the Fund returned 13.88% for Class I shares, 13.81% for Class R1 shares, 13.76% for Class R2 shares, 13.52% for Class R3 shares and 13.93% for Class R6 shares. For the six months ended April 30, 2017, all share classes underperformed the 15.23% return of the Russell 1000® Growth Index,2 which is the Fund’s primary benchmark. Over the same period, with the exception of Class C shares, all share classes outperformed the 13.32% return of the S&P 500® Index,2 which is the Fund’s secondary benchmark. For the six months ended April 30, 2017, with the exception of Class B and Class C shares, all share classes outperformed the 13.49% return of the Average Lipper3 Large-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund generated robust absolute performance, but lagged the return of the Russell 1000® Growth Index during the reporting period. Consistent with the move in interest rates, the best performing sector in the Russell 1000® Growth Index was financials. While we believed that interest rates were likely to continue to rise, we viewed many bank stocks as being overpriced relative to expectations for net interest margin expansion and positive earnings impact from regulatory reform. For this reason, the Fund remained underweight the financials sector during the reporting period. This positioning detracted from relative performance as financial stocks quickly appreciated. Detracting even more was the impact of stock selection in the health care and consumer discretionary sectors. These relative weaknesses were partially offset by the Fund’s underweight position in the consumer staples sector and the Fund’s strong stock selection in the materials sector.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest contributions to the Fund’s performance relative to the Russell 1000® Growth Index were consumer staples, materials and telecommunication services. (Contributions take weightings and total returns into account.) We had concluded that global interest rates were too low and were likely to rise from the levels they had reached in 2016. For this reason, we viewed many holdings in sectors that are widely considered as bond surrogates (i.e., consumer staples, real estate, utilities and telecommunication services) as overvalued. The Fund was underweight in these sectors and this added to its relative performance. The top-contributing sector was consumer staples, with a noticeable underweight driving the Fund’s performance relative to the Russell 1000® Growth Index.

The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Growth Index were health care, consumer discretionary and information technology. Weak stock selection was the primary driver in each of these sectors.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest contributions to the Fund’s absolute performance during the reporting period came from Israel-based technology company Mobileye, memory and semiconductor technology company Micron Technology, and paint and coating company Sherwin-Williams. Mobileye manufactures semiconductors for semiautonomous and autonomous driving. Its shares increased meaningfully during the reporting period when Intel announced a cash offer for the company. The Fund later sold its position in Mobileye. Shares of Micron Technology rose sharply during the reporting period, reflecting strong demand in the company’s chip end markets, including smartphones, tablets, personal computers and servers. The Fund sold its position in light of the stock’s valuation. Sherwin-Williams’ stock also rose sharply, driven by strong organic growth in the company’s paint stores group and in anticipation of benefits from the acquisition of Valspar. We continued to model material upside for the holding and maintained the Fund’s position.

The three worst performing stocks during the reporting period on an absolute basis were FleetCor Technologies, CVS Health and Lululemon. The stock of FleetCor Technologies, a global provider of fuel cards for commercial fleets was challenged as concerns arose about some of the company’s business practices. At a minimum, these concerns moderated stock performance for a while, and we trimmed the Fund’s position during the reporting period. The stock of integrated pharmacy health care services provider CVS Health was a poor performer during the reporting period because of rising concerns about competition and other industry headwinds. The management of athletic apparel company Lululemon reduced guidance on same-store sales when the company reported its most recent results, and the stock price suffered. Both CVS and Lululemon have been sold to fund more attractive investment opportunities.

1.	Mr. Winslow served as portfolio manager until December 31, 2016.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund’s largest new purchases during the reporting period were Biogen, Electronic Arts and General Dynamics. Biogen is a biopharmaceutical company. We model strong growth for the company’s recently launched therapy for spinal muscular atrophy in children. Electronic Arts’ video gaming business benefited from the transition from retail stores to online distribution. General Dynamics is a major defense contractor and manufacturer. We model higher defense spending and improved demand for the company’s Gulfstream jets as propelling earnings growth.

The Fund’s most significant sales during the reporting period included Charter Communications, Intuitive Surgical and Micron Technologies. The Fund exited its position in large cable company Charter Communications because of its valuation after rumors that the company might be acquired by Verizon. Intuitive Surgical provides da Vinci robotic-assisted surgical technology. We sold the stock as it reached our price target. The Fund sold its position in Micron Technology, a leading provider of memory and semiconductor technology, after the stock moved strongly and steadily higher.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings relative to the Russell 1000® Growth Index in the industrials,

information technology and financials sectors. The largest decreases were in health care, consumer staples and real estate sectors. In all cases, the weighting changes were driven by bottom-up stock analysis.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund’s most substantially overweight positions relative to the Russell 1000® Growth Index were in the information technology and health care sectors. We continue to model excellent growth opportunities in the information technology sector, coupled with compelling valuations. Importantly, the weighting comprises several discrete subsectors, including payment processors, Internet companies and software companies. The health care sector has been challenged since 2015, as political uncertainty has weighed on many holdings. We model certain stocks as offering compelling valuations in the sector.

As of April 30, 2017, the Fund held underweight positions in the consumer staples and real estate sectors. Many stocks in the consumer staples sector face secular headwinds as consumer tastes shift away from tobacco, carbonated beverages and processed foods. The real estate sector had benefited from many of the stocks being viewed as bond surrogates. Many of these holdings now have valuations that our model finds unattractive.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Large Cap Growth Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value

Common Stocks 99.7%†
Aerospace & Defense 3.8%
General Dynamics Corp.	775,600	$150,303,523
Northrop Grumman Corp.	503,900	123,939,244
Raytheon Co.	1,429,600	221,888,216

		496,130,983

Airlines 2.3%
Delta Air Lines, Inc.	2,687,700	122,129,088
Southwest Airlines Co.	3,016,500	169,587,630

		291,716,718

Banks 1.2%
JPMorgan Chase & Co.	1,779,900	154,851,300

Biotechnology 3.8%
Biogen, Inc. (a)	654,700	177,561,187
♦Celgene Corp. (a)	2,508,970	311,237,729

		488,798,916

Capital Markets 2.1%
Intercontinental Exchange, Inc.	2,366,000	142,433,200
Moody’s Corp.	1,127,900	133,453,128

		275,886,328

Chemicals 2.2%
Ecolab, Inc.	1,015,100	131,039,259
Sherwin-Williams Co.	469,625	157,174,095

		288,213,354

Food & Staples Retailing 1.3%
Costco Wholesale Corp.	961,500	170,685,480

Health Care Equipment & Supplies 3.5%
Boston Scientific Corp. (a)	5,389,600	142,177,648
Danaher Corp.	1,694,600	141,211,018
Edwards Lifesciences Corp. (a)	1,568,550	172,022,879

		455,411,545

Health Care Providers & Services 3.1%
♦UnitedHealth Group, Inc.	2,251,700	393,777,296

Hotels, Restaurants & Leisure 3.2%
Hilton Worldwide Holdings, Inc.	2,606,200	153,687,614
Starbucks Corp.	4,214,800	253,140,888

		406,828,502

Industrial Conglomerates 1.9%
Honeywell International, Inc.	1,829,900	239,973,086

Internet & Direct Marketing Retail 9.4%
♦Amazon.com, Inc. (a)	664,840	614,970,352
Ctrip.com International, Ltd. ADR (a)	2,752,050	139,006,045

	Shares	Value

Internet & Direct Marketing Retail (continued)
Expedia, Inc.	1,075,750	$143,849,290
Netflix, Inc. (a)	445,200	67,759,440
Priceline Group, Inc. (a)	136,540	252,164,803

		1,217,749,930

Internet Software & Services 11.3%
Alibaba Group Holding, Ltd. Sponsored ADR (a)	2,120,000	244,860,000
♦Alphabet, Inc. (a)
Class A	360,260	333,067,575
Class C	394,231	357,157,517
CoStar Group, Inc. (a)	649,460	156,448,419
♦Facebook, Inc. Class A (a)	2,458,900	369,449,725

		1,460,983,236

IT Services 10.2%
Fidelity National Information Services, Inc.	1,679,800	141,422,362
Fiserv, Inc. (a)	1,197,200	142,634,408
FleetCor Technologies, Inc. (a)	305,150	43,068,871
MasterCard, Inc. Class A	2,233,800	259,835,616
PayPal Holdings, Inc. (a)	4,102,950	195,792,774
♦Visa, Inc. Class A	5,804,200	529,459,124

		1,312,213,155

Life Sciences Tools & Services 2.9%
Illumina, Inc. (a)	867,300	160,329,078
Thermo Fisher Scientific, Inc.	1,300,900	215,077,797

		375,406,875

Machinery 1.1%
Fortive Corp.	2,187,350	138,371,761

Media 3.1%
Comcast Corp. Class A	4,900,100	192,034,919
Walt Disney Co.	1,772,700	204,924,120

		396,959,039

Multiline Retail 1.0%
Dollar Tree, Inc. (a)	1,601,100	132,523,047

Oil, Gas & Consumable Fuels 1.4%
Diamondback Energy, Inc. (a)	1,739,700	173,691,648

Pharmaceuticals 3.7%
Eli Lilly & Co.	2,612,700	214,398,162
♦Zoetis, Inc.	4,710,600	264,311,766

		478,709,928

Real Estate Investment Trusts 1.4%
American Tower Corp.	1,391,700	175,270,698

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Road & Rail 1.2%
Union Pacific Corp.	1,426,000	$159,654,960

Semiconductors & Semiconductor Equipment 4.1%
Broadcom, Ltd.	936,400	206,766,484
NVIDIA Corp.	689,800	71,946,140
Skyworks Solutions, Inc.	1,236,600	123,338,484
Xilinx, Inc.	2,087,200	131,723,192

		533,774,300

Software 12.3%
Adobe Systems, Inc. (a)	1,022,200	136,709,028
Electronic Arts, Inc. (a)	1,708,400	161,990,488
Intuit, Inc.	1,208,000	151,253,680
♦Microsoft Corp.	6,359,700	435,385,062
♦salesforce.com, Inc. (a)	4,437,600	382,166,112
ServiceNow, Inc. (a)	1,765,600	166,813,888
Splunk, Inc. (a)	2,444,600	157,212,226

		1,591,530,484

Specialty Retail 2.2%
Home Depot, Inc.	1,458,200	227,625,020
O’Reilly Automotive, Inc. (a)	242,675	60,219,801

		287,844,821

Technology Hardware, Storage & Peripherals 4.4%
♦Apple, Inc.	3,905,385	561,008,555

Textiles, Apparel & Luxury Goods 1.6%
NIKE, Inc. Class B	3,788,600	209,926,326

Total Common Stocks (Cost $8,101,275,285)		12,867,892,271

	Principal Amount	Value
Short-Term Investment 1.1%
Repurchase Agreement 1.1%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $142,809,606 (Collateralized by United States Treasury Notes with rates between 1.375% and 1.625% and maturity dates between 4/30/23 and 6/30/23, with a Principal Amount of $148,990,000 and a Market Value of $145,668,774)	$142,808,535	$142,808,535

Total Short-Term Investment (Cost $142,808,535)		142,808,535

Total Investments (Cost $8,244,083,820) (b)	100.8%	13,010,700,806
Other Assets, Less Liabilities	(0.8)	(102,284,434)
Net Assets	100.0%	$12,908,416,372

(a)	Non-income producing security.

(b)	As of April 30, 2017, cost was $8,285,971,230 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$4,783,315,616
Gross unrealized depreciation	(58,586,040)

Net unrealized appreciation	$4,724,729,576

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$12,867,892,271	$—	$—	$12,867,892,271
Short-Term Investment
Repurchase Agreement	—	142,808,535	—	142,808,535

Total Investments in Securities	$12,867,892,271	$142,808,535	$—	$13,010,700,806

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $8,244,083,820)	$13,010,700,806
Receivables:
Investment securities sold	263,702,265
Fund shares sold	13,170,274
Dividends and interest	3,700,727
Other assets	239,031

Total assets	13,291,513,103

Liabilities
Payables:
Investment securities purchased	345,412,992
Fund shares redeemed	27,041,438
Manager (See Note 3)	6,534,013
Transfer agent (See Note 3)	2,719,942
NYLIFE Distributors (See Note 3)	534,327
Shareholder communication	420,997
Professional fees	194,990
Custodian	103,044
Trustees	33,648
Accrued expenses	101,340

Total liabilities	383,096,731

Net assets	$12,908,416,372

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$13,394,459
Additional paid-in capital	7,173,047,411

7,186,441,318
Net investment income	407,157
Accumulated net realized gain (loss) on investments	954,950,359
Net unrealized appreciation (depreciation) on investments	4,766,616,986

Net assets	$12,908,416,372

Class A
Net assets applicable to outstanding shares	$855,390,178

Shares of beneficial interest outstanding	92,848,920

Net asset value per share outstanding	$9.21
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price per share outstanding	$9.75

Investor Class
Net assets applicable to outstanding shares	$167,750,967

Shares of beneficial interest outstanding	18,396,520

Net asset value per share outstanding	$9.12
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.65

Class B
Net assets applicable to outstanding shares	$34,428,250

Shares of beneficial interest outstanding	4,316,474

Net asset value and offering price per share outstanding	$7.98

Class C
Net assets applicable to outstanding shares	$250,817,736

Shares of beneficial interest outstanding	31,497,321

Net asset value and offering price per share outstanding	$7.96

Class I
Net assets applicable to outstanding shares	$7,592,670,467

Shares of beneficial interest outstanding	776,900,993

Net asset value and offering price per share outstanding	$9.77

Class R1
Net assets applicable to outstanding shares	$1,652,232,736

Shares of beneficial interest outstanding	172,590,087

Net asset value and offering price per share outstanding	$9.57

Class R2
Net assets applicable to outstanding shares	$323,536,396

Shares of beneficial interest outstanding	35,201,064

Net asset value and offering price per share outstanding	$9.19

Class R3
Net assets applicable to outstanding shares	$79,737,310

Shares of beneficial interest outstanding	9,029,496

Net asset value and offering price per share outstanding	$8.83

Class R6
Net assets applicable to outstanding shares	$1,951,852,332

Shares of beneficial interest outstanding	198,664,979

Net asset value and offering price per share outstanding	$9.82

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends	$54,060,428
Interest	19,871
Other income	8,302

Total income	54,088,601

Expenses
Manager (See Note 3)	40,188,643
Transfer agent (See Note 3)	8,022,644
Distribution/Service—Class A (See Note 3)	1,036,876
Distribution/Service—Investor Class (See Note 3)	207,799
Distribution/Service—Class B (See Note 3)	172,270
Distribution/Service—Class C (See Note 3)	1,332,809
Distribution/Service—Class R2 (See Note 3)	429,189
Distribution/Service—Class R3 (See Note 3)	199,552
Shareholder service (See Note 3)	1,010,570
Shareholder communication	528,878
Professional fees	262,192
Trustees	175,412
Registration	129,953
Custodian	39,469
Miscellaneous	250,092

Total expenses before waiver/reimbursement	53,986,348
Expense waiver/reimbursement from Manager (See Note 3)	(304,904)

Net expenses	53,681,444

Net investment income (loss)	407,157

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	996,847,834
Net change in unrealized appreciation (depreciation) on investments	686,408,241

Net realized and unrealized gain (loss) on investments	1,683,256,075

Net increase (decrease) in net assets resulting from operations	$1,683,663,232

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$407,157	$8,225,492
Net realized gain (loss) on investments	996,847,834	1,723,956,661
Net change in unrealized appreciation (depreciation) on investments	686,408,241	(2,190,510,484)

Net increase (decrease) in net assets resulting from operations	1,683,663,232	(458,328,331)

Distributions to shareholders:
From net realized gain on investments:
Class A	(97,685,398)	(142,419,821)
Investor Class	(19,310,425)	(22,800,549)
Class B	(4,699,690)	(6,317,895)
Class C	(37,641,042)	(53,490,540)
Class I	(952,688,820)	(1,353,826,295)
Class R1	(180,061,866)	(243,267,444)
Class R2	(43,793,657)	(77,201,297)
Class R3	(10,344,534)	(13,765,123)
Class R6	(180,100,150)	(148,689,366)

Total distributions to shareholders	(1,526,325,582)	(2,061,778,330)

Capital share transactions:
Net proceeds from sale of shares	1,397,242,119	3,454,173,773
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,231,556,385	1,630,820,951
Cost of shares redeemed	(4,074,349,253)	(6,409,403,860)

Increase (decrease) in net assets derived from capital share transactions	(1,445,550,749)	(1,324,409,136)

Net increase (decrease) in net assets	(1,288,213,099)	(3,844,515,797)

Net Assets
Beginning of period	14,196,629,471	18,041,145,268

End of period	$12,908,416,372	$14,196,629,471

Undistributed net investment income at end of period	$407,157	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$9.17		$10.68	$10.91	$9.98	$7.55	$7.24

Net investment income (loss) (a)	(0.01)		(0.01)	(0.02)	(0.02)	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	1.11		(0.23)	0.85	1.45	2.42	0.49

Total from investment operations	1.10		(0.24)	0.83	1.43	2.43	0.47

Less dividends and distributions:
From net investment income	—		—	—	—	(0.00)‡	—
From net realized gain on investments	(1.06)		(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.06)		(1.27)	(1.06)	(0.50)	(0.00)‡	(0.16)

Net asset value at end of period	$9.21		$9.17	$10.68	$10.91	$9.98	$7.55

Total investment return (b)	13.72%		(2.44%)	8.10%	14.95%	32.09%	6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20	%)††	(0.13%)	(0.23%)	(0.22%)	0.17%	(0.20%)
Net expenses	1.02	% ††	0.99%	0.99%	0.99%	1.02%	1.04%
Expenses (before waiver/reimbursement)	1.03	% ††	1.00%	0.99%	0.99%	1.02%	1.04%
Portfolio turnover rate	37%		84%	66%	67%	74%	60%
Net assets at end of period (in 000’s)	$855,390		$882,021	$1,202,852	$1,304,641	$1,615,768	$1,611,374

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$9.09		$10.61	$10.84	$9.93	$7.52	$7.21

Net investment income (loss) (a)	(0.01)		(0.02)	(0.03)	(0.03)	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	1.10		(0.23)	0.86	1.44	2.40	0.49

Total from investment operations	1.09		(0.25)	0.83	1.41	2.41	0.47

Less dividends and distributions:
From net investment income	—		—	—	—	(0.00)‡	—
From net realized gain on investments	(1.06)		(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.06)		(1.27)	(1.06)	(0.50)	(0.00)‡	(0.16)

Net asset value at end of period	$9.12		$9.09	$10.61	$10.84	$9.93	$7.52

Total investment return (b)	13.74%		(2.57%)	8.16%	14.82%	32.13%	6.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.26	%)††	(0.19%)	(0.28%)	(0.28%)	0.09%	(0.28%)
Net expenses	1.08	% ††	1.05%	1.04%	1.04%	1.08%	1.10%
Expenses (before waiver/reimbursement)	1.08	% ††	1.06%	1.04%	1.04%	1.08%	1.10%
Portfolio turnover rate	37%		84%	66%	67%	74%	60%
Net assets at end of period (in 000’s)	$167,751		$167,631	$180,154	$199,826	$211,111	$199,156

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$8.11		$9.67	$10.04	$9.29	$7.09	$6.86

Net investment income (loss) (a)	(0.04)		(0.08)	(0.10)	(0.10)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	0.97		(0.21)	0.79	1.35	2.25	0.46

Total from investment operations	0.93		(0.29)	0.69	1.25	2.20	0.39

Less dividends and distributions:
From net investment income	—		—	—	—	(0.00)‡	—
From net realized gain on investments	(1.06)		(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.06)		(1.27)	(1.06)	(0.50)	(0.00)‡	(0.16)

Net asset value at end of period	$7.98		$8.11	$9.67	$10.04	$9.29	$7.09

Total investment return (b)	13.40%		(3.32%)	7.34%	14.08%	30.93%	5.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.00	%)††	(0.94%)	(1.03%)	(1.02%)	(0.65%)	(1.01%)
Net expenses	1.83	% ††	1.80%	1.79%	1.79%	1.83%	1.84%
Expenses (before waiver/reimbursement)	1.83	% ††	1.81%	1.79%	1.79%	1.83%	1.85%
Portfolio turnover rate	37%		84%	66%	67%	74%	60%
Net assets at end of period (in 000’s)	$34,428		$36,549	$47,779	$52,737	$59,671	$58,392

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$8.10		$9.66	$10.03	$9.29	$7.09	$6.85

Net investment income (loss) (a)	(0.04)		(0.08)	(0.10)	(0.10)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	0.96		(0.21)	0.79	1.34	2.25	0.47

Total from investment operations	0.92		(0.29)	0.69	1.24	2.20	0.40

Less dividends and distributions:
From net investment income	—		—	—	—	(0.00)‡	—
From net realized gain on investments	(1.06)		(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.06)		(1.27)	(1.06)	(0.50)	(0.00)‡	(0.16)

Net asset value at end of period	$7.96		$8.10	$9.66	$10.03	$9.29	$7.09

Total investment return (b)	13.27%		(3.31%)	7.35%	13.96%	31.12%	5.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.99	%)††	(0.94%)	(1.04%)	(1.02%)	(0.66%)	(1.02%)
Net expenses	1.83	% ††	1.80%	1.79%	1.79%	1.83%	1.85%
Expenses (before waiver/reimbursement)	1.83	% ††	1.81%	1.79%	1.79%	1.83%	1.85%
Portfolio turnover rate	37%		84%	66%	67%	74%	60%
Net assets at end of period (in 000’s)	$250,818		$306,409	$408,078	$402,714	$403,968	$375,521

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$9.65		$11.15	$11.32	$10.31	$7.80	$7.45

Net investment income (loss) (a)	0.00	‡	0.01	0.00 ‡	0.00 ‡	0.03	0.00 ‡
Net realized and unrealized gain (loss) on investments	1.18		(0.24)	0.89	1.51	2.50	0.51

Total from investment operations	1.18		(0.23)	0.89	1.51	2.53	0.51

Less dividends and distributions:
From net investment income	—		—	—	—	(0.02)	—
From net realized gain on investments	(1.06)		(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.06)		(1.27)	(1.06)	(0.50)	(0.02)	(0.16)

Net asset value at end of period	$9.77		$9.65	$11.15	$11.32	$10.31	$7.80

Total investment return (b)	13.88%		(2.23%)	8.36%	15.26%	32.41%	7.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06	%††	0.12%	0.02%	0.02%	0.38%	0.03%
Net expenses	0.77	%††	0.74%	0.74%	0.74%	0.77%	0.79%
Expenses (before waiver/reimbursement)	0.77	%††	0.75%	0.74%	0.74%	0.77%	0.79%
Portfolio turnover rate	37%		84%	66%	67%	74%	60%
Net assets at end of period (in 000’s)	$7,592,670		$8,994,997	$12,150,253	$14,361,006	$13,254,459	$11,215,464

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R1	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$9.48		$10.99	$11.17	$10.19	$7.72	$7.38

Net investment income (loss) (a)	(0.00	)‡	0.00 ‡	(0.01)	(0.01)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	1.15		(0.24)	0.89	1.49	2.47	0.51

Total from investment operations	1.15		(0.24)	0.88	1.48	2.49	0.50

Less dividends and distributions:
From net investment income	—		—	—	—	(0.02)	—
From net realized gain on investments	(1.06)		(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.06)		(1.27)	(1.06)	(0.50)	(0.02)	(0.16)

Net asset value at end of period	$9.57		$9.48	$10.99	$11.17	$10.19	$7.72

Total investment return (b)	13.81%		(2.37%)	8.39%	15.14%	32.27%	6.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05	%)††	0.02%	(0.08%)	(0.08%)	0.28%	(0.08%)
Net expenses	0.87	% ††	0.84%	0.84%	0.84%	0.87%	0.89%
Expenses (before waiver/reimbursement)	0.88	% ††	0.85%	0.84%	0.84%	0.87%	0.89%
Portfolio turnover rate	37%		84%	66%	67%	74%	60%
Net assets at end of period (in 000’s)	$1,652,233		$1,636,560	$1,952,248	$2,225,940	$2,287,242	$1,950,015

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$9.15		$10.68	$10.92	$9.99	$7.57	$7.26

Net investment income (loss) (a)	(0.01)		(0.02)	(0.03)	(0.03)	0.00 ‡	(0.02)
Net realized and unrealized gain (loss) on investments	1.11		(0.24)	0.85	1.46	2.42	0.49

Total from investment operations	1.10		(0.26)	0.82	1.43	2.42	0.47

Less dividends and distributions:
From net investment income	—		—	—	—	(0.00)‡	—
From net realized gain on investments	(1.06)		(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.06)		(1.27)	(1.06)	(0.50)	(0.00)‡	(0.16)

Net asset value at end of period	$9.19		$9.15	$10.68	$10.92	$9.99	$7.57

Total investment return (b)	13.76%		(2.66%)	8.00%	14.93%	31.88%	6.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28	%)††	(0.23%)	(0.32%)	(0.33%)	0.03%	(0.32%)
Net expenses	1.12	% ††	1.09%	1.09%	1.09%	1.12%	1.14%
Expenses (before waiver/reimbursement)	1.13	% ††	1.10%	1.09%	1.09%	1.12%	1.14%
Portfolio turnover rate	37%		84%	66%	67%	74%	60%
Net assets at end of period (in 000’s)	$323,536		$391,535	$674,630	$984,295	$1,014,655	$854,119

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R3	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$8.85		$10.39	$10.67	$9.80	$7.45	$7.16

Net investment income (loss) (a)	(0.02)		(0.04)	(0.06)	(0.06)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	1.06		(0.23)	0.84	1.43	2.37	0.49

Total from investment operations	1.04		(0.27)	0.78	1.37	2.35	0.45

Less dividends and distributions:
From net investment income	—		—	—	—	(0.00)‡	—
From net realized gain on investments	(1.06)		(1.27)	(1.06)	(0.50)	—	(0.16)

Total dividends and distributions	(1.06)		(1.27)	(1.06)	(0.50)	(0.00)‡	(0.16)

Net asset value at end of period	$8.83		$8.85	$10.39	$10.67	$9.80	$7.45

Total investment return (b)	13.52%		(2.83%)	7.79%	14.59%	31.63%	6.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.54	%)††	(0.48%)	(0.57%)	(0.57%)	(0.20%)	(0.57%)
Net expenses	1.37	% ††	1.34%	1.34%	1.34%	1.37%	1.39%
Expenses (before reimbursement/waiver)	1.38	% ††	1.35%	1.34%	1.34%	1.37%	1.39%
Portfolio turnover rate	37%		84%	66%	67%	74%	60%
Net assets at end of period (in 000’s)	$79,737		$87,060	$114,118	$158,222	$219,158	$205,329

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			June 17, 2013** through October 31,
Class R6	2017*		2016	2015	2014	2013
Net asset value at beginning of period	$9.69		$11.18	$11.33	$10.31	$9.02

Net investment income (loss) (a)	0.01		0.02	0.01	0.01	0.00	‡
Net realized and unrealized gain (loss) on investments	1.18		(0.24)	0.90	1.51	1.29

Total from investment operations	1.19		(0.22)	0.91	1.52	1.29

Less dividends:
From net realized gain on investments	(1.06)		(1.27)	(1.06)	(0.50)	—

Net asset value at end of period	$9.82		$9.69	$11.18	$11.33	$10.31

Total investment return (b)	13.93%		(2.12%)	8.55%	15.36%	14.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18	%††	0.23%	0.11%	0.10%	0.04	%††
Net expenses	0.63	%††	0.62%	0.62%	0.62%	0.62	%††
Expenses (before waiver/reimbursement)	0.64	%††	0.63%	0.62%	0.62%	0.62	%††
Portfolio turnover rate	37%		84%	66%	67%	74%
Net assets at end of period (in 000’s)	$1,951,852		$1,693,868	$1,311,034	$738,186	$147,625

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

20	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Large Cap Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers ten classes of shares. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013. Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class T shares had no investment operations. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B Shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The ten classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices

21

Notes to Financial Statements (Unaudited) (continued)

on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation,

22	MainStay Large Cap Growth Fund

unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its

23

Notes to Financial Statements (Unaudited) (continued)

securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Winslow Capital Management, LLC (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses do not exceed 0.95% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2017, the effective management fee rate was 0.62%, exclusive of the management fee waiver.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $40,188,643 and waived its fees and/or reimbursed expenses in the amount of $304,904.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

24	MainStay Large Cap Growth Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$798,983
Class R2	171,676
Class R3	39,911

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $26,731 and $23,036, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $8,023, $42,807 and $8,375, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$579,226
Investor Class	163,447
Class B	33,886
Class C	262,628
Class I	5,572,268
Class R1	1,115,822
Class R2	239,619
Class R3	55,748

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Long-Term Capital Gain	$2,061,778,330

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $4,855,367 and $7,676,079, respectively.

25

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	9,310,158	$80,276,223
Shares issued to shareholders in reinvestment of dividends and distributions	10,359,228	83,081,499
Shares redeemed	(23,176,542)	(200,286,591)

Net increase (decrease) in shares outstanding before conversion	(3,507,156)	(36,928,869)
Shares converted into Class A (See Note 1)	779,938	6,878,630
Shares converted from Class A (See Note 1)	(626,766)	(5,449,348)

Net increase (decrease)	(3,353,984)	$(35,499,587)

Year ended October 31, 2016:
Shares sold	19,646,050	$180,253,666
Shares issued to shareholders in reinvestment of dividends and distributions	13,179,543	123,228,727
Shares redeemed	(49,582,926)	(450,652,369)

Net increase (decrease) in shares outstanding before conversion	(16,757,333)	(147,169,976)
Shares converted into Class A (See Note 1)	912,123	8,373,746
Shares converted from Class A (See Note 1)	(540,607)	(4,964,348)

Net increase (decrease)	(16,385,817)	$(143,760,578)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,028,770	$8,852,218
Shares issued to shareholders in reinvestment of dividends and distributions	2,417,745	19,196,900
Shares redeemed	(3,137,624)	(27,005,399)

Net increase (decrease) in shares outstanding before conversion	308,891	1,043,719
Shares converted into Investor Class (See Note 1)	363,734	3,087,661
Shares converted from Investor Class (See Note 1)	(720,731)	(6,314,461)

Net increase (decrease)	(48,106)	$(2,183,081)

Year ended October 31, 2016:
Shares sold	3,054,848	$29,040,842
Shares issued to shareholders in reinvestment of dividends and distributions	2,443,289	22,671,507
Shares redeemed	(3,993,991)	(36,160,957)

Net increase (decrease) in shares outstanding before conversion	1,504,146	15,551,392
Shares converted into Investor Class (See Note 1)	729,663	6,486,575
Shares converted from Investor Class (See Note 1)	(775,431)	(7,037,036)

Net increase (decrease)	1,458,378	$15,000,931

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	313,913	$2,328,592
Shares issued to shareholders in reinvestment of dividends and distributions	610,723	4,250,634
Shares redeemed	(729,853)	(5,492,919)

Net increase (decrease) in shares outstanding before conversion	194,783	1,086,307
Shares converted from Class B (See Note 1)	(384,334)	(2,832,786)

Net increase (decrease)	(189,551)	$(1,746,479)

Year ended October 31, 2016:
Shares sold	890,898	$7,233,362
Shares issued to shareholders in reinvestment of dividends and distributions	659,856	5,503,197
Shares redeemed	(1,331,450)	(10,681,689)

Net increase (decrease) in shares outstanding before conversion	219,304	2,054,870
Shares converted from Class B (See Note 1)	(655,437)	(5,255,731)

Net increase (decrease)	(436,133)	$(3,200,861)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	3,573,875	$25,403,327
Shares issued to shareholders in reinvestment of dividends and distributions	2,605,366	18,107,357
Shares redeemed	(12,511,852)	(93,998,204)

Net increase (decrease)	(6,332,611)	$(50,487,520)

Year ended October 31, 2016:
Shares sold	6,466,704	$53,327,639
Shares issued to shareholders in reinvestment of dividends and distributions	3,001,163	24,969,681
Shares redeemed	(13,880,349)	(112,066,791)

Net increase (decrease) in shares outstanding before conversion	(4,412,482)	(33,769,471)
Shares converted from Class C (See Note 1)	(19,380)	(187,794)

Net increase (decrease)	(4,431,862)	$(33,957,265)

26	MainStay Large Cap Growth Fund

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	90,620,894	$816,998,682
Shares issued to shareholders in reinvestment of dividends and distributions	83,715,426	711,581,117
Shares redeemed	(328,511,194)	(2,988,294,150)

Net increase (decrease) in shares outstanding before conversion	(154,174,874)	(1,459,714,351)
Shares converted into Class I (See Note 1)	510,506	4,691,115
Shares converted from Class I (See Note 1)	(1,561,675)	(13,815,349)

Net increase (decrease)	(155,226,043)	$(1,468,838,585)

Year ended October 31, 2016:
Shares sold	191,040,579	$1,819,498,431
Shares issued to shareholders in reinvestment of dividends and distributions	101,900,227	1,000,660,228
Shares redeemed	(448,840,581)	(4,303,660,859)

Net increase (decrease) in shares outstanding before conversion	(155,899,775)	(1,483,502,200)
Shares converted into Class I (See Note 1)	59,930	575,114
Shares converted from Class I (See Note 1)	(1,499,308)	(14,935,248)

Net increase (decrease)	(157,339,153)	$(1,497,862,334)

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	9,328,178	$84,384,603
Shares issued to shareholders in reinvestment of dividends and distributions	21,611,091	180,020,387
Shares redeemed	(31,007,126)	(277,797,938)

Net increase (decrease)	(67,857)	$(13,392,948)

Year ended October 31, 2016:
Shares sold	39,644,707	$393,845,632
Shares issued to shareholders in reinvestment of dividends and distributions	25,181,545	243,253,726
Shares redeemed	(69,843,936)	(657,384,425)

Net increase (decrease) in shares outstanding before conversion	(5,017,684)	(20,285,067)
Shares converted from Class R1 (See Note 1)	(28,360)	(272,130)

Net increase (decrease)	(5,046,044)	$(20,557,197)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	5,189,378	$43,423,011
Shares issued to shareholders in reinvestment of dividends and distributions	3,348,441	26,787,527
Shares redeemed	(16,010,561)	(136,012,332)

Net increase (decrease) in shares outstanding before conversion	(7,472,742)	87,431,066
Shares converted from Class R2 (See Note 1)	(97,467)	(792,409)

Net increase (decrease)	(7,570,209)	$(66,594,203)

Year ended October 31, 2016:
Shares sold	12,411,385	$113,556,899
Shares issued to shareholders in reinvestment of dividends and distributions	5,403,725	50,524,831
Shares redeemed	(38,220,678)	(350,766,615)

Net increase (decrease) in shares outstanding before conversion	(20,405,568)	(186,684,885)
Shares converted from Class R2 (See Note 1)	(1,720)	(18,555)

Net increase (decrease)	(20,407,288)	$(186,703,440)

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	881,253	$7,259,010
Shares issued to shareholders in reinvestment of dividends and distributions	1,215,950	9,362,814
Shares redeemed	(2,908,847)	(23,616,432)

Net increase (decrease)	(811,644)	$(6,994,608)

Year ended October 31, 2016:
Shares sold	1,933,053	$16,989,537
Shares issued to shareholders in reinvestment of dividends and distributions	1,377,717	12,468,332
Shares redeemed	(4,449,259)	(39,154,792)

Net increase (decrease) in shares outstanding before conversion	(1,138,489)	(9,696,923)
Shares converted from Class R3 (See Note 1)	(8,312)	(73,440)

Net increase (decrease)	(1,146,801)	$(9,770,363)

27

Notes to Financial Statements (Unaudited) (continued)

Class R6	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	36,165,576	$328,316,453
Shares issued to shareholders in reinvestment of dividends and distributions	20,979,877	179,168,150
Shares redeemed	(34,931,961)	(321,845,288)

Net increase (decrease) in shares outstanding before conversion	22,213,492	185,639,315
Shares converted into Class R6 (See Note 1)	1,638,521	14,546,947

Net increase (decrease)	23,852,013	$200,186,262

Year ended October 31, 2016:
Shares sold	85,459,078	$840,427,765
Shares issued to shareholders in reinvestment of dividends and distributions	14,978,754	147,540,722
Shares redeemed	(44,612,772)	(448,875,363)

Net increase (decrease) in shares outstanding before conversion	55,825,060	539,093,124
Shares converted into Class R6 (See Note 1)	1,730,198	17,308,847

Net increase (decrease)	57,555,258	$556,401,971

Note 10–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the second amended complaint on November 30, 2015. Fact discovery in the case has been completed and expert discovery is ongoing.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Large Cap Growth Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Large Cap Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Winslow Capital in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Winslow Capital (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Winslow Capital and responses from New York Life Investments and Winslow Capital to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Winslow Capital; (ii) the investment performance of the Fund, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Winslow Capital. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Winslow Capital. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Winslow Capital resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Winslow Capital

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Winslow Capital. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Winslow Capital provides to the Fund. The Board evaluated Winslow Capital’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital, and Winslow Capital’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Winslow Capital. The Board also reviewed Winslow Capital’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Winslow Capital’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Winslow Capital to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital

The Board considered the costs of the services provided by New York Life Investments and Winslow Capital under the Agreements and the profits realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Fund. Because Winslow Capital’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Winslow Capital must be in a position to pay and retain experienced professional personnel to provide services to the

30	MainStay Large Cap Growth Fund

Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Winslow Capital concerning other business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Winslow Capital, the Board concluded that any profits realized by Winslow Capital due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital and are based on fees paid to Winslow Capital by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Winslow Capital are paid by New York Life Investments, not the Fund.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board further considered the positive overall impact of the breakpoints in the Fund’s management fee schedule, including the additional breakpoint instituted effective February 29, 2016.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

32	MainStay Large Cap Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737112 MS144-17	MSLG10-06/17 (NYLIM) NL031

MainStay MAP Equity Fund

(Formerly known as MainStay MAP Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

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Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Table of Contents

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/9/1999	8.25 14.55%	11.64 18.14%	9.86 11.11%	4.96 5.55%	1.09 1.09%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	8.17 14.47	11.44 17.92	9.66 10.91	5.75 6.41	1.29 1.29
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/9/1999	9.03 14.03	12.02 17.02	9.81 10.09	4.58 4.58	2.04 2.04
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/9/1999	13.03 14.03	16.02 17.02	10.09 10.09	4.58 4.58	2.04 2.04
Class I Shares	No Sales Charge		1/21/1971	14.68	18.43	11.38	5.82	0.84
Class R1 Shares	No Sales Charge		1/2/2004	14.66	18.33	11.27	5.71	0.94
Class R2 Shares	No Sales Charge		1/2/2004	14.50	18.04	10.99	5.46	1.20
Class R3 Shares	No Sales Charge		4/28/2006	14.34	17.72	10.72	5.19	1.44

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, if any, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Russell 3000® Index[4]	13.83%	18.58%	13.57%	7.23%
S&P 500® Index[5]	13.32	17.92	13.68	7.15
Average Lipper Large-Cap Core Fund[6]	12.59	16.28	12.13	6.30

4.

The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Average Lipper Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,145.50	$5.85	$1,019.30	$5.51	1.10%

Investor Class Shares	$1,000.00	$1,144.70	$6.86	$1,018.40	$6.46	1.29%

Class B Shares	$1,000.00	$1,140.30	$10.83	$1,014.70	$10.19	2.04%

Class C Shares	$1,000.00	$1,140.30	$10.88	$1,014.60	$10.24	2.05%

Class I Shares	$1,000.00	$1,146.80	$4.52	$1,020.60	$4.26	0.85%

Class R1 Shares	$1,000.00	$1,146.60	$5.06	$1,020.10	$4.76	0.95%

Class R2 Shares	$1,000.00	$1,145.00	$6.38	$1,018.80	$6.01	1.20%

Class R3 Shares	$1,000.00	$1,143.40	$7.71	$1,017.60	$7.25	1.45%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2017 (Unaudited)

Media	10.4%
Technology Hardware, Storage & Peripherals	6.1
Aerospace & Defense	5.6
Banks	5.4
IT Services	5.1
Insurance	5.1
Capital Markets	4.9
Oil, Gas & Consumable Fuels	4.7
Software	4.5
Internet Software & Services	4.1
Health Care Providers & Services	3.5
Specialty Retail	3.2
Pharmaceuticals	3.1
Chemicals	2.9
Health Care Equipment & Supplies	2.7
Biotechnology	2.3
Food & Staples Retailing	2.3
Beverages	2.2
Consumer Finance	2.1
Road & Rail	1.8
Semiconductors & Semiconductor Equipment	1.7
Industrial Conglomerates	1.6
Electronic Equipment, Instruments & Components	1.4
Real Estate Investment Trusts	1.3

Electrical Equipment	1.1%
Machinery	1.0
Household Products	0.9
Internet & Direct Marketing Retail	0.9
Building Products	0.7
Construction & Engineering	0.7
Hotels, Restaurants & Leisure	0.7
Communications Equipment	0.6
Construction Materials	0.5
Diversified Telecommunication Services	0.5
Multi-Utilities	0.5
Distributors	0.4
Diversified Financial Services	0.4
Energy Equipment & Services	0.4
Household Durables	0.4
Multiline Retail	0.4
Electric Utilities	0.3
Tobacco	0.3
Food Products	0.2
Short-Term Investment	1.1
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Boeing Co.

5.	Liberty SiriusXM Group

6.	Bank of America Corp.

7.	Aetna, Inc.

8.	PepsiCo., Inc.

9.	E.I. du Pont de Nemours & Co.

10.	Comcast Corp. Class A

8	MainStay MAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Christopher Mullarkey and James Mulvey of Markston International LLC (“Markston International”), a subadvisor to the Fund; portfolio managers Thomas M. Cole, CFA, Andrew P. Starr, CFA, Matthew T. Swanson, CFA, and J. Christian Kirtley, CFA, of Institutional Capital LLC (“ICAP”), a Subadvisor to the Fund until January 9, 2017; and portfolio managers William Priest, CFA, Michael Welhoelter, CFA, David Pearl and J. Christian Kirtley, CFA, (formerly of ICAP) of Epoch Investment Partners, Inc. (“Epoch”), a current Subadvisor to the Fund.

How did MainStay MAP Equity Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay MAP Equity Fund returned 14.55% for Class A shares, 14.47% for Investor Class shares and 14.03% for Class B and Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 14.68%, Class R1 shares returned 14.66%, Class R2 shares returned 14.50% and Class R3 shares returned 14.34%. For the six months ended April 30, 2017, all share classes outperformed the 13.83% return of the Russell 3000® Index,1 which is the Fund’s primary benchmark; the 13.32% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark; and the 12.59% return of the Average Lipper2 Large-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 9, 2017, ICAP was replaced as a subadvisor of MainStay MAP Fund with Epoch, a subadvisor on an interim basis. On that same date, the investment process for the portion of the Fund’s portfolio to be subadvised by Epoch was revised. Effective February 28, 2017, the Fund’s name changed from MainStay MAP Fund to MainStay MAP Equity Fund. Effective March 13, 2017, the Fund’s principal investment strategies and principal risks were revised. At a shareholder meeting held on March 31, 2017, shareholders approved a proposal to appoint Epoch as a non-interim subadvisor to the Fund. For more information, please see the prospectus supplement dated January 9, 2017, and the proxy statement dated January 27, 2017.

What factors affected the Fund’s performance during the reporting period?

Markston International

During the reporting period, the portion of the Fund subadvised by Markston International outperformed the Russell 3000® Index. This strong performance was largely driven by strong stock selection, an overweight position in financials and an underweight position in utilities in the Markston International portion of the Fund.

ICAP

From November 1, 2016, through January 9, 2017, the primary factors that affected performance relative to the S&P 500®

Index in the portion of the Fund that ICAP subadvised were stock selection and the sector rotation that resulted from investors’ expectations of increased inflation, which helped drive interest rates higher following the U.S. election.

Epoch

During the portion of the reporting period that Epoch subadvised the Fund, the Epoch portion of the Fund benefited from being well-positioned for a market environment in which rising stock prices were driven by stronger macroeconomic data, an improved outlook for earnings, and policy expectations for the Trump administration (primarily tax cuts, deregulation, and infrastructure spending). The best-performing sectors in the portion of the Fund subadvised by Epoch included information technology, health care and consumer discretionary, sectors in which Epoch maintained exposure that was similar to or greater than that of the Russell 3000® Index. The portion of the Fund subadvised by Epoch had less exposure than the Russell 3000® Index in energy and telecommunication services. This positioning benefited relative performance, as these sectors declined.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

Markston International

In the portion of the Fund subadvised by Markston International, the sectors with the strongest contributions to performance relative to the Russell 3000® Index were industrials, consumer discretionary and information technology. (Contributions take weightings and total returns into account.) The weakest-performing sectors in the portion of the Fund subadvised by Markston International were consumer staples, energy and telecommunication services.

ICAP

During the portion of the reporting period in which ICAP subadvised part of the Fund, the strongest positive contributions relative to the S&P 500® Index in the ICAP portion of the Fund that invested in U.S. equities came from consumer discretionary, financials and utilities. Favorable stock selection was the primary driver in consumer discretionary sector, while the ICAP portion of Fund that invested in U.S. equities benefited from an underweight position in utilities and an overweight position in financials.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

During the same portion of the reporting period and in the ICAP portion of the Fund that invested in U.S. equities, the weakest-performing sectors that detracted the most from performance relative to the S&P 500® Index were materials and telecommunication services. Stock selection was the primary driver in the materials sector, while an underweight position relative to the S&P 500® Index in telecommunication services detracted from relative performance.

Over the same portion of the reporting period, the best-performing sectors on an absolute basis in the ICAP portion of the Fund that invested in global equities were financials, energy and information technology. During this portion of the reporting period, the weakest-performing sectors on an absolute basis in the global equity portion of the Fund subadvised by ICAP were consumer staples, telecommunication services and real estate.

Epoch

During the portion of the reporting period in which Epoch subadvised part of the Fund, the strongest contributing sectors to relative performance in the Epoch portion of the Fund were energy, materials and health care. In the Epoch portion of the Fund, performance in the energy sector was helped by holding an underweight position relative to the Russell 3000® Index, as the sector declined more than 10% during the portion of the reporting period in which Epoch served as a subadvisor of part of the Fund. Stock selection also helped performance in the Epoch portion of the Fund. In the health care and materials sectors in the Epoch portion of the Fund, stock selection was the main reason for better-than-benchmark performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston International

In the portion of the Fund subadvised by Markston International, the stocks that made the strongest contributions to absolute performance were computer and mobile device maker Apple, insurance company Aetna and cable company Liberty Broadband. Apple delivered better-than-expected earnings in the beginning of 2017, and the Fund maintained its position in the company throughout the reporting period. Aetna provided solid performance after the company reported strong earnings and stopped seeking to acquire Humana. During the reporting period, the Fund sold a small portion of its position in Aetna when we felt that the stock price was strong. Shares of Liberty Broadband performed well after the company reported growth in its subscriber base, which ran counter to the prevailing theory that pay TV was in a systemic decline. The portion of the Fund subadvised by Markston International continued to hold the position.

Detractors from absolute performance in the portion of the Fund subadvised by Markston International were medical device maker Medtronic, property & casualty insurer AIG and drug retailer CVS. Medtronic slightly underperformed after a couple of weak earnings reports, but the Markston International portion of the Fund continued to hold the position. AIG slightly underperformed because of general weakness in the company’s core business. The portion of the Fund subadvised by Markston International added slightly to its position in CVS near the stock’s low point in December 2016, but the stock underperformed during the reporting period because of weakness in the company’s core business.

ICAP

During the portion of the reporting period in which ICAP subadvised part of the Fund, the stocks that made the strongest positive contributions to absolute performance in the ICAP portion of the Fund that invested in U.S. equities were all in the financials sector. M&T Bank, Wells Fargo, and Citigroup were strong performers as interest rates rose and investors increasingly began to expect a more benign regulatory environment.

During the portion of the reporting period in which ICAP subadvised part of the Fund, substantial detractors from absolute performance in the ICAP portion of the Fund that invested in U.S. equities included drug retailer CVS Health, Mexican media company Grupo Televisa and wireless communications infrastructure company American Tower. CVS Health and Grupo Televisa lagged because of weaker-than-expected operating results and a diminished outlook. American Tower underperformed as defensive stocks were sold in favor of cyclical names. All of these detractors were sold during the portion of the reporting period in which ICAP subadvised part of the Fund.

During the same portion of the reporting period, the stocks that made the strongest positive contributions to absolute performance in the ICAP portion of the Fund that invested in global equities were all in the financials sector. M&T Bank, Royal Bank of Scotland and Julius Baer showed strong performance as interest rates rose and investors’ expectations for a more benign regulatory environment increased.

Primary detractors from absolute performance during this portion of the reporting period in the ICAP portion of the Fund that

10	MainStay MAP Equity Fund

invested in global equities included medical technology company LivaNova, Mexican media company Grupo Televisa and wireless communications infrastructure company American Tower. LivaNova’s sales growth was disappointing during the portion of the reporting period in which ICAP subadvised part of the Fund.

Epoch

During the portion of the reporting period in which Epoch subadvised part of the Fund, the strongest individual contributors in the Epoch portion of the Fund were computer and mobile device maker Apple, software company Oracle and pharmaceutical company Abbott Laboratories. Apple’s shares rose after the company reported record fiscal first-quarter iPhone unit sales and iPhone average selling prices, boosted by a mix shift toward the higher-priced iPhone 7 Plus. Meanwhile, the company’s services revenue (digital music, Apple Pay, cloud storage and apps) jumped by 18%. In our view, Apple continued to drive software and services innovation that helped the company capture premium pricing on its hardware. Oracle’s fiscal third-quarter results were buoyed by across-the-board strength in the company’s cloud business. The company continued to strike a solid balance between its cloud and legacy on-premises businesses, and management expressed confidence that the cloud business would more than offset declines in the legacy business. This resulted in positive momentum for the company’s performance going forward. Abbott Laboratories topped Wall Street expectations for sales and profits.

Over the same portion of the reporting period, the largest detractors in the part of the Fund subadvised by Epoch were technology provider F5 Networks, diversified financial services company Bank of America and consumer finance company Discover Financial Services. F5 Networks reported disappointing quarterly results. Bank of America declined along with other financial stocks in March as long-term interest rates sagged. The Bank of America position was not held earlier in the reporting period when bank stocks generally rose. During the portion of the reporting period in which Epoch subadvised part of the Fund, Discover Financial Services declined on the perception of increased credit risk.

Did the Fund make any significant purchases or sales during the reporting period?

Markston International

During the reporting period, the portion of the Fund subavised by Markston International purchased a position in credit card services company Visa in December 2016, when the stock approached its low point for the year. Because of the low stock price, Visa met our criteria for alpha3 generation and appeared inexpensive on a free cash flow basis. The Markston International portion of the Fund also purchased travel reservation information system provider Sabre Corp. because the company met our alpha generator criteria and appeared inexpensive on a free cash flow basis.

During the reporting period, the Markson International portion of the Fund sold its position in multiline retailer Wal-Mart because of our view that the company lacked competitive positioning against dominant online retailers. The Markston International portion of the Fund also sold its position in beverage company Coca-Cola because the company continued to experience sluggish sales in the United States.

ICAP

During the portion of the reporting period in which ICAP subadvised part of the Fund, a new position in Total, a large integrated oil & gas company, was initiated in the ICAP portion of the Fund that invested in U.S. equities. ICAP believed that the company’s free cash flow could improve significantly in the coming years from a combination of lower expenses and better growth in production volumes. The domestic equity portion of the Fund that ICAP subadvised also added a position in global payments technology company Visa. ICAP believed that the stock was attractively valued and that it represented a compelling long-term secular growth opportunity.

During the portion of the reporting period in which ICAP subadvised part of the Fund, this portion of the Fund sold positions in multiline industrial company Johnson Controls and air carrier Delta Air Lines in favor of stocks that ICAP believed had greater potential upside and were more attractive on a relative-valuation basis.

During the portion of the reporting period in which ICAP subadvised part of the Fund, there were no significant purchases or sales in the ICAP portion of the Fund that invested in global equities.

3.	Alpha measures the relationship between a stock’s (or a mutual fund’s) return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

11

Epoch

During the portion of the reporting period in which Epoch subadvised a part of the Fund, the largest purchases in the Epoch portion of the Fund were positions in software company Microsoft and financial services provider Bank of America. During the same portion of the reporting period, the largest sales in the Epoch portion of the Fund were positions in health care equipment & supplies company Abbott Laboratories and software company Oracle. These transactions were made to bring the portion of the Fund that Epoch subadvised more closely in line with other portfolios subadvised by Epoch that pursue similar strategies and objectives.

How did the Fund’s sector weightings change during the reporting period?

Markston International

During the reporting period, the portion of the Fund subadvised by Markston International slightly increased its positions in information technology and consumer discretionary stocks relative to the Russell 3000® Index. Over the same period, the portion of the Fund subadvised by Markston International slightly decreased its cash holdings and its weighting relative to the Russell 3000® Index in consumer staples.

ICAP

During the portion of the reporting period in which ICAP subadvised part of the Fund, the ICAP portion of the Fund that invested in U.S. equities increased its exposure relative to the S&P 500® Index in the information technology and energy sectors. Over the same portion of the reporting period, the ICAP portion of the Fund that invested in U.S. equities decreased its sector weightings relative to the Index in industrials and financials.

Over the same portion of the reporting period, sector weights changed only to a small degree in the ICAP portion of the Fund that invested in global equities. This portion of the Fund modestly increased its weighting in the financials sector and modestly decreased its weighting in materials.

Epoch

During the portion of the reporting period in which Epoch subadvised part of the Fund, the Epoch portion of the Fund increased its weighting in information technology and industrials. Over the same portion of the reporting period, the Epoch portion of the Fund reduced its weightings in the consumer discretionary, health care and energy sectors.

How was the Fund positioned at the end of the reporting period?

Markston International

As of April 30, 2017, the portion of the Fund subadvised by Markston International remained overweight relative to the Russell 3000® Index by a couple of percentage points in the consumer discretionary and financials sectors. As of the same date, the portion of the Fund subadvised by Markston International remained underweight relative to the Index by a couple of percentage points in utilities and telecommunication services.

ICAP

As of January 9, 2017—the last date on which ICAP served as a subadvisor to part of the Fund—the ICAP portion of the Fund that invested in U.S. equities was most significantly overweight relative to the S&P 500® Index in the consumer discretionary and financials sectors. As of the same date, the ICAP portion of the Fund that invested in U.S. equities was most significantly underweight relative to the same Index in the consumer staples and utilities sectors.

In the ICAP portion of the Fund that invested in global equities, the largest weightings as of January 9, 2017, were in the financials and information technology sectors. On the same date, the smallest weightings were in the utilities and energy sectors.

Epoch

As of April 30, 2017, the portion of the Fund subadvised by Epoch remained positioned for cyclical economic growth by having more exposure than the Russell 3000® Index to the consumer discretionary, financials and information technology sectors. As of the same date, the Epoch portion of the Fund had less exposure than the Russell 3000® Index to the consumer staples, real estate, utilities and energy sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay MAP Equity Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value

Common Stocks 98.8%†
Aerospace & Defense 5.6%
♦Boeing Co.	159,612	$29,501,086
Hexcel Corp.	146,680	7,590,690
Northrop Grumman Corp.	27,513	6,767,098
Orbital ATK, Inc.	23,900	2,366,100
Raytheon Co.	112,727	17,496,358
Rockwell Collins, Inc.	43,982	4,578,086
United Technologies Corp.	49,970	5,945,930

		74,245,348

Banks 5.4%
♦Bank of America Corp.	1,238,149	28,898,398
Citigroup, Inc.	101,505	6,000,976
Citizens Financial Group, Inc.	232,446	8,533,093
JPMorgan Chase & Co.	117,902	10,257,474
U.S. Bancorp	141,512	7,256,735
Wells Fargo & Co.	208,465	11,223,755

		72,170,431

Beverages 2.2%
Coca-Cola Co.	110,745	4,778,647
♦PepsiCo., Inc.	217,742	24,665,814

		29,444,461

Biotechnology 2.3%
AbbVie, Inc.	306,030	20,179,618
Celgene Corp. (a)	83,900	10,407,795

		30,587,413

Building Products 0.7%
Johnson Controls International PLC	235,035	9,770,405

Capital Markets 4.9%
Ameriprise Financial, Inc.	63,104	8,067,846
Bank of New York Mellon Corp.	78,800	3,708,328
BlackRock, Inc.	18,790	7,226,070
CME Group, Inc.	78,219	9,088,266
Goldman Sachs Group, Inc.	30,359	6,794,344
Morgan Stanley	364,156	15,793,446
State Street Corp.	173,720	14,575,108

		65,253,408

Chemicals 2.9%
♦E.I. du Pont de Nemours & Co.	292,354	23,315,231
Ecolab, Inc.	43,400	5,602,506
Monsanto Co.	79,800	9,305,478

		38,223,215

Communications Equipment 0.6%
F5 Networks, Inc. (a)	65,672	8,480,225

	Shares	Value

Construction & Engineering 0.7%
Jacobs Engineering Group, Inc.	169,196	$9,292,244

Construction Materials 0.5%
Martin Marietta Materials, Inc.	29,515	6,498,908

Consumer Finance 2.1%
American Express Co.	243,339	19,284,616
Discover Financial Services	145,172	9,086,315

		28,370,931

Distributors 0.4%
Genuine Parts Co.	52,213	4,804,640

Diversified Financial Services 0.4%
Berkshire Hathaway, Inc. Class B (a)	30,689	5,070,130

Diversified Telecommunication Services 0.5%
AT&T, Inc.	111,900	4,434,597
Verizon Communications, Inc.	55,806	2,562,053

		6,996,650

Electric Utilities 0.3%
PPL Corp.	116,731	4,448,618

Electrical Equipment 1.1%
AMETEK, Inc.	129,618	7,414,150
Rockwell Automation, Inc.	41,700	6,561,495

		13,975,645

Electronic Equipment, Instruments & Components 1.4%
Coherent, Inc. (a)	13,465	2,903,054
TE Connectivity, Ltd.	98,824	7,646,013
Universal Display Corp.	82,559	7,376,647

		17,925,714

Energy Equipment & Services 0.4%
Schlumberger, Ltd.	72,545	5,266,042

Food & Staples Retailing 2.3%
CVS Health Corp.	203,093	16,742,987
Walgreens Boots Alliance, Inc.	151,755	13,132,878

		29,875,865

Food Products 0.2%
Mondelez International, Inc. Class A	70,100	3,156,603

Health Care Equipment & Supplies 2.7%
Abbott Laboratories	88,077	3,843,680
Baxter International, Inc.	36,000	2,004,480

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Danaher Corp.	79,317	$6,609,486
Dentsply Sirona Inc.	104,509	6,609,149
Medtronic PLC	198,290	16,475,916

		35,542,711

Health Care Providers & Services 3.5%
♦Aetna, Inc.	193,631	26,153,739
McKesson Corp.	59,197	8,186,353
UnitedHealth Group, Inc.	72,999	12,766,065

		47,106,157

Hotels, Restaurants & Leisure 0.7%
Marriott International, Inc. Class A	52,068	4,916,261
McDonald’s Corp.	29,151	4,079,099

		8,995,360

Household Durables 0.4%
NVR, Inc. (a)	2,577	5,440,691

Household Products 0.9%
Procter & Gamble Co.	139,612	12,192,316

Industrial Conglomerates 1.6%
General Electric Co.	467,019	13,538,881
Honeywell International, Inc.	61,700	8,091,338

		21,630,219

Insurance 5.1%
American International Group, Inc.	294,572	17,942,381
Chubb, Ltd.	102,622	14,084,869
MetLife, Inc.	252,244	13,068,762
Travelers Cos., Inc.	124,634	15,162,972
W.R. Berkley Corp.	64,583	4,390,352
Willis Towers Watson PLC	26,900	3,567,478

		68,216,814

Internet & Direct Marketing Retail 0.9%
Liberty Expedia Holdings, Inc. Class A (a)	15,530	750,254
Liberty Interactive Corp. QVC Group Class A (a)	387,834	8,214,324
Liberty TripAdvisor Holdings, Inc. Class A (a)	45,715	672,011
Liberty Ventures Series A (a)	30,420	1,638,117

		11,274,706

Internet Software & Services 4.1%
Alibaba Group Holding, Ltd. Sponsored ADR (a)	10,363	1,196,927
♦Alphabet, Inc. (a)
Class A	12,450	11,510,274
Class C	33,342	30,206,518
CommerceHub, Inc. (a)
Series A	5,070	81,120
Series C	10,140	161,429

	Shares	Value

Internet Software & Services (continued)
eBay, Inc. (a)	175,556	$5,865,326
VeriSign, Inc. (a)	56,385	5,013,754

		54,035,348

IT Services 5.1%
Automatic Data Processing, Inc.	103,548	10,819,730
Fidelity National Information Services, Inc.	55,882	4,704,706
First Data Corp. Class A (a)	346,866	5,418,047
International Business Machines Corp.	49,464	7,928,585
PayPal Holdings, Inc. (a)	301,681	14,396,217
Sabre Corp.	343,553	8,042,576
Visa, Inc. Class A	177,610	16,201,584

		67,511,445

Machinery 1.0%
Caterpillar, Inc.	32,250	3,297,885
Ingersoll-Rand PLC	116,648	10,352,510

		13,650,395

Media 10.4%
♦Comcast Corp. Class A	575,718	22,562,388
Liberty Broadband Corp. (a)
Class A	19,379	1,742,753
Class C	122,898	11,203,382
Liberty Global PLC LiLAC Class A (a)	77,949	1,673,565
Liberty Media Corp-Liberty Formula One (a)
Class A	35,339	1,198,345
Class C	138,826	4,861,687
♦Liberty SiriusXM Group (a)
Class A	203,797	7,764,666
Class C	568,006	21,578,548
Lions Gate Entertainment Corp. Class B (a)	55,206	1,316,663
Live Nation Entertainment, Inc. (a)	118,547	3,812,472
Madison Square Garden Co. Class A (a)	51,700	10,431,509
MSG Networks, Inc. Class A (a)	167,209	4,171,865
Time Warner, Inc.	206,233	20,472,750
Twenty-First Century Fox, Inc. Class A	380,000	11,605,200
Walt Disney Co.	118,419	13,689,236

		138,085,029

Multi-Utilities 0.5%
Vectren Corp.	104,925	6,234,643

Multiline Retail 0.4%
Dollar General Corp.	80,807	5,875,477

Oil, Gas & Consumable Fuels 4.7%
Anadarko Petroleum Corp.	151,084	8,614,810
Apache Corp.	68,963	3,354,360
ConocoPhillips	97,606	4,676,303
Devon Energy Corp.	46,603	1,840,352
Enbridge, Inc.	193,782	8,032,264
EOG Resources, Inc.	51,909	4,801,583

14	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Hess Corp.	57,435	$2,804,551
Marathon Oil Corp.	54,219	806,237
Marathon Petroleum Corp.	266,865	13,594,103
Occidental Petroleum Corp.	102,846	6,329,143
Phillips 66	67,843	5,397,589
Williams Cos., Inc.	93,500	2,863,905

		63,115,200

Pharmaceuticals 3.0%
Allergan PLC	82,545	20,129,424
Johnson & Johnson	70,950	8,760,197
Merck & Co., Inc.	91,840	5,724,387
Pfizer, Inc.	135,114	4,583,067
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	27,249	860,523

		40,057,598

Real Estate Investment Trusts 1.3%
HCP, Inc.	207,141	6,493,870
UDR, Inc.	265,500	9,913,770
Weyerhaeuser Co.	37,000	1,253,190

		17,660,830

Road & Rail 1.8%
CSX Corp.	151,518	7,703,175
Union Pacific Corp.	148,885	16,669,165

		24,372,340

Semiconductors & Semiconductor Equipment 1.7%
Applied Materials, Inc.	263,475	10,699,720
Cypress Semiconductor Corp.	358,423	5,021,506
Intel Corp.	126,101	4,558,551
Texas Instruments, Inc.	30,025	2,377,380

		22,657,157

Software 4.5%
♦Microsoft Corp.	651,081	44,573,005
Oracle Corp.	228,625	10,278,980
PTC, Inc. (a)	86,915	4,697,756

		59,549,741

Specialty Retail 3.2%
Advance Auto Parts, Inc.	37,663	5,353,419
Home Depot, Inc.	109,583	17,105,906
Lowe’s Cos., Inc.	158,452	13,449,406
TJX Cos., Inc.	85,386	6,714,755

		42,623,486

Technology Hardware, Storage & Peripherals 6.1%
♦Apple, Inc.	525,073	75,426,737
Seagate Technology PLC	147,826	6,227,909

		81,654,646

	Shares	Value

Tobacco 0.3%
Philip Morris International, Inc.	40,060	$4,440,250

Total Common Stocks (Cost $915,949,490)		1,315,779,455

Convertible Preferred Stocks 0.1%
Pharmaceuticals 0.1%
Allergan PLC 5.50% Series A	2,020	1,748,876

Total Convertible Preferred Stock (Cost $1,586,506)		1,748,876

	Principal Amount
Short-Term Investment 1.1%
Repurchase Agreement 1.1%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $14,656,327 (Collateralized by United States Treasury Notes with rates between 1.375% and 1.625% and maturity dates between 4/30/23 and 6/30/23, with a Principal Amount of $15,235,000 and a Market Value of $14,955,068)	$14,656,217	14,656,217

Total Short-Term Investment (Cost $14,656,217)		14,656,217

Total Investments (Cost $932,192,213) (b)	100.0%	1,332,184,548
Other Assets, Less Liabilities	(0.0)‡	(466,331)
Net Assets	100.0%	$1,331,718,217

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of April 30, 2017, cost was $945,919,170 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$426,305,660
Gross unrealized depreciation	(40,040,282)

Net unrealized appreciation	$386,265,378

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,315,779,455	$—	$—	$1,315,779,455
Convertible Preferred Stocks	1,748,876	—	—	1,748,876
Short-Term Investment
Repurchase Agreement	—	14,656,217	—	14,656,217

Total Investments in Securities	$1,317,528,331	$14,656,217	$—	$1,332,184,548

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $932,192,213)	$1,332,184,548
Cash	5,599
Receivables:
Dividends and interest	1,470,742
Investment securities sold	1,429,420
Fund shares sold	232,425
Other assets	65,789

Total assets	1,335,388,523

Liabilities
Payables:
Fund shares redeemed	1,256,056
Investment securities purchased	1,027,364
Manager (See Note 3)	812,910
Transfer agent (See Note 3)	236,885
NYLIFE Distributors (See Note 3)	198,768
Shareholder communication	55,021
Professional fees	46,936
Custodian	23,522
Trustees	3,044
Accrued expenses	9,800

Total liabilities	3,670,306

Net assets	$1,331,718,217

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$329,826
Additional paid-in capital	853,571,827

853,901,653
Undistributed net investment income	2,791,852
Accumulated net realized gain (loss) on investments and foreign currency transactions	75,035,678
Net unrealized appreciation (depreciation) on investments	399,992,335
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(3,301)

Net assets	$1,331,718,217

Class A
Net assets applicable to outstanding shares	$305,645,273

Shares of beneficial interest outstanding	7,604,741

Net asset value per share outstanding	$40.19
Maximum sales charge (5.50% of offering price)	2.34

Maximum offering price per share outstanding	$42.53

Investor Class
Net assets applicable to outstanding shares	$149,018,511

Shares of beneficial interest outstanding	3,710,682

Net asset value per share outstanding	$40.16
Maximum sales charge (5.50% of offering price)	2.34

Maximum offering price per share outstanding	$42.50

Class B
Net assets applicable to outstanding shares	$38,731,146

Shares of beneficial interest outstanding	1,064,351

Net asset value and offering price per share outstanding	$36.39

Class C
Net assets applicable to outstanding shares	$89,895,617

Shares of beneficial interest outstanding	2,470,357

Net asset value and offering price per share outstanding	$36.39

Class I
Net assets applicable to outstanding shares	$741,997,749

Shares of beneficial interest outstanding	17,973,193

Net asset value and offering price per share outstanding	$41.28

Class R1
Net assets applicable to outstanding shares	$2,855,871

Shares of beneficial interest outstanding	70,610

Net asset value and offering price per share outstanding	$40.45

Class R2
Net assets applicable to outstanding shares	$2,686,761

Shares of beneficial interest outstanding	66,553

Net asset value and offering price per share outstanding	$40.37

Class R3
Net assets applicable to outstanding shares	$887,289

Shares of beneficial interest outstanding	22,065

Net asset value and offering price per share outstanding	$40.21

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$13,141,428
Interest	12,761
Other income	852

Total income	13,155,041

Expenses
Manager (See Note 3)	5,001,195
Distribution/Service—Class A (See Note 3)	371,290
Distribution/Service—Investor Class (See Note 3)	182,760
Distribution/Service—Class B (See Note 3)	202,280
Distribution/Service—Class C (See Note 3)	455,804
Distribution/Service—Class R2 (See Note 3)	4,236
Distribution/Service—Class R3 (See Note 3)	2,234
Transfer agent (See Note 3)	673,683
Shareholder communication	75,987
Professional fees	56,141
Registration	54,548
Custodian	25,792
Trustees	17,364
Interest expense (See Note 6)	9,815
Shareholder service (See Note 3)	3,506
Miscellaneous	35,892

Total expenses	7,172,527

Net investment income (loss)	5,982,514

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	87,300,771
Foreign currency transactions	51,117

Net realized gain (loss) on investments and foreign currency transactions	87,351,888

Net change in unrealized appreciation (depreciation) on:
Investments	91,027,338
Translation of other assets and liabilities in foreign currencies	6,754

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	91,034,092

Net realized and unrealized gain (loss) on investments and foreign currency transactions	178,385,980

Net increase (decrease) in net assets resulting from operations	$184,368,494

(a)	Dividends recorded net of foreign withholding taxes in the amount of $126,666.

18	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,982,514	$14,569,809
Net realized gain (loss) on investments and foreign currency transactions	87,351,888	13,228,981
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	91,034,092	(53,839,648)

Net increase (decrease) in net assets resulting from operations	184,368,494	(26,040,858)

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,734,528)	(3,061,205)
Investor Class	(1,571,638)	(1,189,702)
Class B	(170,344)	(17,692)
Class C	(373,608)	(46,546)
Class I	(11,063,508)	(12,582,733)
Class R1	(36,693)	(38,388)
Class R2	(41,865)	(79,075)
Class R3	(7,952)	(5,958)

	(17,000,136)	(17,021,299)

From net realized gain on investments:
Class A	(3,062,641)	(51,337,913)
Investor Class	(1,519,616)	(23,271,135)
Class B	(493,374)	(9,123,617)
Class C	(1,082,445)	(20,855,020)
Class I	(7,599,967)	(164,507,595)
Class R1	(27,325)	(559,032)
Class R2	(37,835)	(1,526,398)
Class R3	(9,188)	(175,776)

	(13,832,391)	(271,356,486)

Total dividends and distributions to shareholders	(30,832,527)	(288,377,785)

Capital share transactions:
Net proceeds from sale of shares	42,816,230	109,406,231
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	30,118,024	280,617,480
Cost of shares redeemed	(267,920,205)	(505,441,284)

Increase (decrease) in net assets derived from capital share transactions	(194,985,951)	(115,417,573)

Net increase (decrease) in net assets	(41,449,984)	(429,836,216)

Net Assets
Beginning of period	1,373,168,201	1,803,004,417

End of period	$1,331,718,217	$1,373,168,201

Undistributed net investment income at end of period	$2,791,852	$13,809,474

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$35.92		$43.32		$46.81	$43.28	$34.07	$30.47

Net investment income (loss) (a)	0.16		0.33		0.38	0.67	0.41	0.40
Net realized and unrealized gain (loss) on investments	4.98		(0.63)		0.50	4.21	9.19	3.56
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	5.14		(0.30)		0.88	4.88	9.60	3.96

Less dividends and distributions:
From net investment income	(0.48)		(0.40)		(0.67)	(0.45)	(0.39)	(0.36)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(0.87)		(7.10)		(4.37)	(1.35)	(0.39)	(0.36)

Net asset value at end of period	$40.19		$35.92		$43.32	$46.81	$43.28	$34.07

Total investment return (b)	14.55%		(0.57%)		1.80%	11.55%	28.47%	13.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85	%††	0.92%		0.85%	1.49%	1.07%	1.24%
Net expenses	1.10	%††(c)	1.09	% (c)	1.11%	1.11%	1.11%	1.14%
Portfolio turnover rate	39%		42%		51%	32%	29%	40%
Net assets at end of period (in 000’s)	$305,645		$285,431		$336,812	$364,162	$356,657	$294,247

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$35.85		$43.27		$46.77	$43.24	$34.04	$30.44

Net investment income (loss) (a)	0.12		0.25		0.31	0.60	0.34	0.34
Net realized and unrealized gain (loss) on investments	4.99		(0.63)		0.50	4.21	9.18	3.55
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	5.11		(0.38)		0.81	4.81	9.52	3.89

Less dividends and distributions:
From net investment income	(0.41)		(0.34)		(0.61)	(0.38)	(0.32)	(0.29)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(0.80)		(7.04)		(4.31)	(1.28)	(0.32)	(0.29)

Net asset value at end of period	$40.16		$35.85		$43.27	$46.77	$43.24	$34.04

Total investment return (b)	14.47%		(0.79%)		1.63%	11.38%	28.26%	12.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65	%††	0.71%		0.71%	1.34%	0.88%	1.04%
Net expenses	1.29	%††(c)	1.29	% (c)	1.25%	1.26%	1.30%	1.34%
Portfolio turnover rate	39%		42%		51%	32%	29%	40%
Net assets at end of period (in 000’s)	$149,018		$139,775		$151,582	$152,202	$144,892	$120,771

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$32.42		$39.74		$43.25	$40.08	$31.55	$28.21

Net investment income (loss) (a)	(0.01)		(0.01)		(0.01)	0.26	0.06	0.10
Net realized and unrealized gain (loss) on investments	4.51		(0.60)		0.48	3.89	8.54	3.29
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	4.50		(0.61)		0.47	4.15	8.60	3.39

Less dividends and distributions:
From net investment income	(0.14)		(0.01)		(0.28)	(0.08)	(0.07)	(0.05)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(0.53)		(6.71)		(3.98)	(0.98)	(0.07)	(0.05)

Net asset value at end of period	$36.39		$32.42		$39.74	$43.25	$40.08	$31.55

Total investment return (b)	14.03%		(1.52%)		0.89%	10.55%	27.30%	12.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.07	%)††	(0.03%)		(0.03%)	0.63%	0.16%	0.33%
Net expenses	2.04	% ††(c)	2.04	% (c)	2.00%	2.01%	2.05%	2.09%
Portfolio turnover rate	39%		42%		51%	32%	29%	40%
Net assets at end of period (in 000’s)	$38,731		$40,977		$54,423	$71,195	$82,695	$86,613

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$32.42		$39.73		$43.25	$40.08	$31.56	$28.21

Net investment income (loss) (a)	(0.01)		(0.01)		(0.02)	0.25	0.05	0.09
Net realized and unrealized gain (loss) on investments	4.51		(0.59)		0.48	3.90	8.54	3.31
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	4.50		(0.60)		0.46	4.15	8.59	3.40

Less dividends and distributions:
From net investment income	(0.14)		(0.01)		(0.28)	(0.08)	(0.07)	(0.05)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(0.53)		(6.71)		(3.98)	(0.98)	(0.07)	(0.05)

Net asset value at end of period	$36.39		$32.42		$39.73	$43.25	$40.08	$31.56

Total investment return (b)	14.03%		(1.52%)		0.89%	10.55%	27.26%	12.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08	%)††	(0.03%)		(0.04%)	0.60%	0.14%	0.31%
Net expenses	2.05	% ††(c)	2.04	% (c)	2.00%	2.01%	2.05%	2.09%
Portfolio turnover rate	39%		42%		51%	32%	29%	40%
Net assets at end of period (in 000’s)	$89,896		$92,457		$125,642	$143,427	$141,628	$125,700

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$36.92		$44.35		$47.82	$44.18	$34.77	$31.10

Net investment income (loss) (a)	0.22		0.43		0.50	0.80	0.52	0.49
Net realized and unrealized gain (loss) on investments	5.10		(0.65)		0.52	4.29	9.37	3.62
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	5.32		(0.22)		1.02	5.09	9.89	4.11

Less dividends and distributions:
From net investment income	(0.57)		(0.51)		(0.79)	(0.55)	(0.48)	(0.44)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(0.96)		(7.21)		(4.49)	(1.45)	(0.48)	(0.44)

Net asset value at end of period	$41.28		$36.92		$44.35	$47.82	$44.18	$34.77

Total investment return (b)	14.68%		(0.33%)		2.06%	11.82%	28.79%	13.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13	%††	1.17%		1.10%	1.76%	1.33%	1.48%
Net expenses	0.85	%††(c)	0.84	% (c)	0.86%	0.86%	0.86%	0.89%
Portfolio turnover rate	39%		42%		51%	32%	29%	40%
Net assets at end of period (in 000’s)	$741,998		$807,694		$1,119,884	$1,506,564	$1,417,814	$1,358,999

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class R1	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$36.16		$43.57		$47.05	$43.49	$34.23	$30.63

Net investment income (loss) (a)	0.19		0.38		0.45	0.73	0.54	0.44
Net realized and unrealized gain (loss) on investments	5.02		(0.63)		0.50	4.24	9.14	3.58
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	5.21		(0.25)		0.95	4.97	9.68	4.02

Less dividends and distributions:
From net investment income	(0.53)		(0.46)		(0.73)	(0.51)	(0.42)	(0.42)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(0.92)		(7.16)		(4.43)	(1.41)	(0.42)	(0.42)

Net asset value at end of period	$40.45		$36.16		$43.57	$47.05	$43.49	$34.23

Total investment return (b)	14.66%		(0.43%)		1.94%	11.71%	28.63%	13.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99	%††	1.06%		1.02%	1.63%	1.43%	1.37%
Net expenses	0.95	%††(c)	0.94	% (c)	0.96%	0.96%	0.96%	0.99%
Portfolio turnover rate	39%		42%		51%	32%	29%	40%
Net assets at end of period (in 000’s)	$2,856		$2,500		$3,607	$7,368	$6,737	$21,761

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

22	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$36.05		$43.44		$46.92	$43.38	$34.12	$30.53

Net investment income (loss) (a)	0.15		0.29		0.34	0.63	0.38	0.38
Net realized and unrealized gain (loss) on investments	4.99		(0.63)		0.49	4.22	9.21	3.54
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	5.14		(0.34)		0.83	4.85	9.59	3.92

Less dividends and distributions:
From net investment income	(0.43)		(0.35)		(0.61)	(0.41)	(0.33)	(0.33)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(0.82)		(7.05)		(4.31)	(1.31)	(0.33)	(0.33)

Net asset value at end of period	$40.37		$36.05		$43.44	$46.92	$43.38	$34.12

Total investment return (b)	14.50%		(0.68%)		1.68%	11.43%	28.36%	12.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.78	%††	0.80%		0.76%	1.42%	0.98%	1.16%
Net expenses	1.20	%††(c)	1.20	% (c)	1.21%	1.21%	1.21%	1.24%
Portfolio turnover rate	39%		42%		51%	32%	29%	40%
Net assets at end of period (in 000’s)	$2,687		$3,528		$9,993	$15,956	$20,140	$19,072

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class R3	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$35.87		$43.22		$46.68	$43.16	$33.94	$30.38

Net investment income (loss) (a)	0.09		0.20		0.22	0.54	0.29	0.30
Net realized and unrealized gain (loss) on investments	4.98		(0.62)		0.51	4.17	9.16	3.53
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	5.07		(0.42)		0.73	4.71	9.45	3.83

Less dividends and distributions:
From net investment income	(0.34)		(0.23)		(0.49)	(0.29)	(0.23)	(0.27)
From net realized gain on investments	(0.39)		(6.70)		(3.70)	(0.90)	—	—

Total dividends and distributions	(0.73)		(6.93)		(4.19)	(1.19)	(0.23)	(0.27)

Net asset value at end of period	$40.21		$35.87		$43.22	$46.68	$43.16	$33.94

Total investment return (b)	14.34%		(0.91%)		1.42%	11.18%	28.03%	12.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49	%††	0.57%		0.51%	1.20%	0.74%	0.94%
Net expenses	1.45	%††(c)	1.44	% (c)	1.46%	1.46%	1.46%	1.49%
Portfolio turnover rate	39%		42%		51%	32%	29%	40%
Net assets at end of period (in 000’s)	$887		$806		$1,062	$1,400	$1,696	$1,809

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Map Equity Fund (formerly known as MainStay MAP Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers ten classes of shares. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in 1970 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations. Investor Class shares commenced operations on February 28, 2008. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The ten classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever

24	MainStay MAP Equity Fund

extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer

25

Notes to Financial Statements (Unaudited) (continued)

in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during

26	MainStay MAP Equity Fund

the six-month period ended April 30, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2017, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During

27

Notes to Financial Statements (Unaudited) (continued)

the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Markston International LLC (“Markston” or “Subadvisor”) and, effective January 29, 2017, Epoch Investment Parnters, Inc. (“Epoch” or “Subadvisor”), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Interim Subadvisory Agreement between New York Life Investments and Epoch, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors. Prior to January 9, 2017, Institutional Capital LLC served as a Subadvisor to the Fund.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the six-month period ended April 30, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.75% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $5,001,195.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class

28	MainStay MAP Equity Fund

and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,365
Class R2	1,694
Class R3	447

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $11,667 and $20,450, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $2,575, $2, $34,984 and $1,110, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$89,791
Investor Class	185,868
Class B	51,480
Class C	116,029
Class I	228,390
Class R1	824
Class R2	1,032
Class R3	269

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$6,060,145	0.8%

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$39,745,053
Long-Term Capital Gain	248,632,732
Total	$288,377,785

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The

29

Notes to Financial Statements (Unaudited) (continued)

commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, the Fund utilized the line of credit for five days, maintained an average daily balance of $51,024,333 at a weighted average interest rate of 1.4077% and incurred interest expense in the amount of $9,815. As of April 30, 2017, there were no borrowings outstanding.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $510,443 and $711,351, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	218,879	$8,382,565
Shares issued to shareholders in reinvestment of dividends and distributions	179,775	6,572,571
Shares redeemed	(987,395)	(37,801,543)

Net increase (decrease) in shares outstanding before conversion	(588,741)	(22,846,407)
Shares converted into Class A (See Note 1)	278,210	10,822,408
Shares converted from Class A (See Note 1)	(31,363)	(1,230,257)

Net increase (decrease)	(341,894)	$(13,254,256)

Year ended October 31, 2016:
Shares sold	362,850	$12,838,848
Shares issued to shareholders in reinvestment of dividends and distributions	1,473,310	52,494,049
Shares redeemed	(1,857,101)	(66,067,001)

Net increase (decrease) in shares outstanding before conversion	(20,941)	(734,104)
Shares converted into Class A (See Note 1)	239,631	8,456,352
Shares converted from Class A (See Note 1)	(46,690)	(1,643,409)

Net increase (decrease)	172,000	$6,078,839

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	113,505	$4,367,658
Shares issued to shareholders in reinvestment of dividends and distributions	84,371	3,084,607
Shares redeemed	(246,562)	(9,479,633)

Net increase (decrease) in shares outstanding before conversion	(48,686)	(2,027,368)
Shares converted into Investor Class (See Note 1)	115,289	4,457,320
Shares converted from Investor Class (See Note 1)	(254,289)	(9,889,427)

Net increase (decrease)	(187,686)	$(7,459,475)

Year ended October 31, 2016:
Shares sold	180,779	$6,371,079
Shares issued to shareholders in reinvestment of dividends and distributions	685,316	24,417,822
Shares redeemed	(499,592)	(17,764,615)

Net increase (decrease) in shares outstanding before conversion	366,503	13,024,286
Shares converted into Investor Class (See Note 1)	228,134	8,005,153
Shares converted from Investor Class (See Note 1)	(199,147)	(7,035,547)

Net increase (decrease)	395,490	$13,993,892

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	43,464	$1,499,170
Shares issued to shareholders in reinvestment of dividends and distributions	19,649	652,938
Shares redeemed	(133,849)	(4,666,233)

Net increase (decrease) in shares outstanding before conversion	(70,736)	(2,514,125)
Shares converted from Class B (See Note 1)	(128,848)	(4,513,197)

Net increase (decrease)	(199,584)	$(7,027,322)

Year ended October 31, 2016:
Shares sold	141,309	$4,536,887
Shares issued to shareholders in reinvestment of dividends and distributions	275,209	8,927,759
Shares redeemed	(276,365)	(8,916,909)

Net increase (decrease) in shares outstanding before conversion	140,153	4,547,737
Shares converted from Class B (See Note 1)	(245,858)	(7,821,715)

Net increase (decrease)	(105,705)	$(3,273,978)

30	MainStay MAP Equity Fund

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	59,087	$2,025,853
Shares issued to shareholders in reinvestment of dividends and distributions	36,839	1,224,153
Shares redeemed	(477,359)	(16,476,767)

Net increase (decrease)	(381,433)	$(13,226,761)

Year ended October 31, 2016:
Shares sold	186,119	$6,047,511
Shares issued to shareholders in reinvestment of dividends and distributions	526,965	17,094,739
Shares redeemed	(1,023,378)	(32,804,609)

Net increase (decrease) in shares outstanding before conversion	(310,294)	(9,662,359)
Shares converted from Class C (See Note 1)	(90)	(2,648)

Net increase (decrease)	(310,384)	$(9,665,007)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	659,089	$25,912,659
Shares issued to shareholders in reinvestment of dividends and distributions	491,140	18,427,571
Shares redeemed	(5,064,871)	(197,505,997)

Net increase (decrease) in shares outstanding before conversion	(3,914,642)	(153,165,767)
Shares converted into Class I (See Note 1)	8,803	353,153

Net increase (decrease)	(3,905,839)	$(152,812,614)

Year ended October 31, 2016:
Shares sold	2,153,901	$77,929,229
Shares issued to shareholders in reinvestment of dividends and distributions	4,802,003	175,417,157
Shares redeemed	(10,330,996)	(371,051,100)

Net increase (decrease) in shares outstanding before conversion	(3,375,092)	(117,704,714)
Shares converted into Class I (See Note 1)	1,153	41,814

Net increase (decrease)	(3,373,939)	$(117,662,900)

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	7,113	$274,055
Shares issued to shareholders in reinvestment of dividends and distributions	1,741	64,018
Shares redeemed	(7,375)	(286,712)

Net increase (decrease)	1,479	$51,361

Year ended October 31, 2016:
Shares sold	17,200	$614,851
Shares issued to shareholders in reinvestment of dividends and distributions	16,678	597,420
Shares redeemed	(47,520)	(1,667,148)

Net increase (decrease)	(13,642)	$(454,877)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	6,726	$260,531
Shares issued to shareholders in reinvestment of dividends and distributions	2,062	75,772
Shares redeemed	(40,112)	(1,572,120)

Net increase (decrease)	(31,324)	$(1,235,817)

Year ended October 31, 2016:
Shares sold	23,607	$846,159
Shares issued to shareholders in reinvestment of dividends and distributions	41,542	1,486,800
Shares redeemed	(197,299)	(6,705,795)

Net increase (decrease)	(132,150)	$(4,372,836)

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	2,484	$93,739
Shares issued to shareholders in reinvestment of dividends and distributions	448	16,394
Shares redeemed	(3,345)	(131,200)

Net increase (decrease)	(413)	$(21,067)

Year ended October 31, 2016:
Shares sold	5,978	$221,667
Shares issued to shareholders in reinvestment of dividends and distributions	5,092	181,734
Shares redeemed	(13,173)	(464,107)

Net increase (decrease)	(2,103)	$(60,706)

Note 10–Other Matters

At the meetings held on January 3 and 6, 2017, the Board considered and approved submitting the following proposal (“Proposal”) to shareholders of the Fund at a special meeting held on March 31, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To approve a new subadvisory agreement (“Subadvisory Agreement”) between New York Life Investment Management LLC and Epoch Investment Partners, Inc.

Epoch served as the subadvisor to the Fund on an interim basis pursuant to the terms of an interim subadvisory agreement dated January 9, 2017. The Interim Subadvisory Agreement will terminate by its terms on June 8, 2017. The Board also approved the longer-term appointment of Epoch as the subadvisor to the Fund and the adoption of a new Subadvisory Agreement. Shareholders were asked to approve the new Subadvisory Agreement so that Epoch may continue to serve as the subadvisor to the Fund on a non-interim basis.

On or about February 3, 2017, shareholders of record of the Fund as of the close of business on January 20, 2017 were sent a proxy statement containing further information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Fund were, asked to consider and approve the Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to either attend the

31

Notes to Financial Statements (Unaudited) (continued)

Special Meeting in person or by proxy to authorize and instruct New York Life Investment Management LLC how to vote their respective shares.

The result of the proposal was as follows:

To approve a new subadvisory agreement between New York Life Investments and Epoch:

Votes For	Votes Against	Abstentions	Total
18,776,287	34,646	93,803	18,904,736

The Proposal passed. Effective April 1, 2017, Epoch serves as a subadvisor to the Fund on a non-interim basis.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay MAP Equity Fund

Board Consideration and Approval of Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, review and approve the fund’s investment advisory agreements. At an in-person meeting held on January 6, 2017, the Board of Trustees (“Board” or “Trustees”) of the The MainStay Funds (“Trust”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act), of the Trust (“Independent Trustees”), approved a repositioning of the MainStay MAP Equity Fund, formerly known as the MainStay MAP Fund (the “Fund”), which resulted in modifying the Fund’s principal investment strategies (the “Repositioning”), and the appointment of Epoch Investment Partners, Inc. (“Epoch”) on an interim basis to replace Institutional Capital LLC (“ICAP”) as a subadvisor to the Fund. Epoch was appointed pursuant to an Interim Subadvisory Agreement, which was approved by the Board at the January 6, 2017 meeting, as permitted by Rule 15a-4 under the 1940 Act. At the January 6, 2017 meeting, the Board also approved the longer-term appointment of Epoch as a subadvisor to the Fund and the adoption of the proposed new subadvisory agreement between New York Life Investment Management LLC (“New York Life Investments”) and Epoch (“Proposed New Subadvisory Agreement”) with respect to the Fund, subject to shareholder approval.

In reaching its decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Epoch in connection with the Repositioning, as well as other relevant information furnished to the Board throughout the year. The Board also requested and received responses from Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided by New York Life Investments on the fees charged to other investment advisory clients that follow investment strategies similar to those proposed for the Fund and the rationale for any differences in the Fund’s subadvisory fees and the fees charged to those other investment advisory clients.

In considering the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Epoch; (ii) the investment performance of the Fund and the historical investment performance of similar funds managed or subadvised by Epoch; (iii) the anticipated costs of the services to be provided, and expected profits to be realized, by Epoch, from its relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s proposed fees, including the subadvisory fees to be paid to Epoch, particularly as compared to similar funds and accounts managed or subadvised by Epoch, and third-party “peer funds” identified by New York Life Investments.

While individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Repositioning, as well as other relevant information provided to the Trustees throughout the year. The Board took note of New York Life Investments’ belief that Epoch, with its resources and historical investment performance track records, is well qualified to serve as the Fund’s subadvisor. A summary of the factors that figured prominently in the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by Epoch

In considering the approval of the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Fund, noting that New York Life Investments has supervisory responsibility for the Fund’s subadvisor. The Board also examined the nature, extent and quality of the services that Epoch proposes to provide to the Fund. Further, the Board evaluated and/or examined the following with regard to Epoch:

•	experience in providing investment advisory services;
•	experience in serving as subadvisory to other similar funds, including other MainStay Funds;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment;
•	willingness to invest in personnel who may benefit the Portfolio;
•	portfolio construction and risk management processes;
•	experience of the Portfolio’s proposed portfolio managers, the number of accounts managed by each portfolio manager and Epoch’s methods for compensating portfolio managers; and
•	overall reputation, financial condition and assets under management.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that the Fund is likely to benefit from appointing Epoch as a subadvisor to the Fund.

Investment Performance

In connection with the Board’s consideration of the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Board considered its ongoing concerns and discussions with New York Life Investments regarding the Fund’s recent investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning considered by New York Life Investments. The Board also considered steps taken to seek to improve the Fund’s investment performance and the Board’s

33

Board Consideration and Approval of Subadvisory Agreements (Unaudited) (continued)

long-standing experience with Epoch as subadvisor to other MainStay Funds and its resulting confidence in Epoch’s investment process. The Board further considered that shareholders may benefit from Epoch’s portfolio construction and risk management processes. The Board further noted that the Repositioning had not yet been implemented so an investment performance track record for the Fund as repositioned was not available.

The Board discussed with management and the Fund’s proposed portfolio management team the Fund’s proposed investment process, strategies and risks. The Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Fund. The Board noted that Epoch currently manages a portfolio with investment strategies similar to those proposed for its portion of the Fund, as repositioned. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by Epoch.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that the selection of Epoch as a subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Epoch

The Board considered the estimated costs of the services to be provided by Epoch under the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement and the anticipated profitability of New York Life Investments, its affiliates and Epoch, due to their relationships with the Fund. Although the Board did not receive specific profitability information from Epoch, the Board considered representations from Epoch and New York Life Investments that the subadvisory fee to be paid by New York Life Investments to Epoch for services provided to the Fund is the result of arm’s-length negotiations.

The Board also considered Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that Epoch’s ability to maintain strong financial positions is important in order for Epoch to provide high-quality services to the Fund. The Board requested and received information from New York Life Investments estimating the impact that the engagement of Epoch would have on the overall profitability of the Fund to New York Life Investments and its affiliates.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.

The Board took into account the fact that the Fund would undergo changes to its principal investment strategies in connection with the Repositioning, including replacing the two ICAP sleeves with a single sleeve subadvised by Epoch. The Board noted estimates from New York

Life Investments and Epoch that a significant amount of the holdings of the sleeves of the Fund subadvised by Epoch would be sold to align the sleeves’ holdings to the strategy that would be pursued by Epoch for the single sleeve. The Board noted that New York Life Investments had agreed to bear 100% of the direct portfolio transition costs associated with the Repositioning and that J. Christian Kirtley, CFA would remain as a portfolio manager to the Fund until the Repositioning was complete. Additionally, the Board considered New York Life Investments’ representation that Epoch will seek to minimize potential indirect costs, such as market impact and costs associated with repositioning the Fund, and also considered steps that New York Life Investments and Epoch would undertake to minimize adverse tax consequences for shareholders in connection with the Repositioning.

The Board considered that New York Life Investments was subject to a potential conflict of interest in making its recommendation to the Board. In this regard, the Board received information regarding the terms of an asset purchase agreement entered into between and among Epoch, ICAP and New York Life Investment Management Holdings LLC, the parent company of ICAP and New York Life Investments. Epoch, ICAP and New York Life Investment Management Holdings LLC, the parent company of ICAP and New York Life Investments, have entered into an asset purchase agreement (the “Asset Purchase Agreement”), pursuant to which Epoch acquired certain assets of ICAP’s investment management business. Pursuant to the Asset Purchase Agreement, Epoch acquired these assets and assumed certain liabilities of ICAP associated with the acquired assets and paid a purchase price on the closing date of the Asset Purchase Agreement. The Asset Purchase Agreement provides, among other things, for New York Life Investments to recommend to the Board the appointment of Epoch as interim subadvisor to the Fund and as a subadvisor on a longer term basis. As set forth in the Asset Purchase Agreement, Epoch and New York Life Investments intend to maintain an ongoing relationship between the parties with regard to the Fund and certain other funds wherein, among other things, New York Life Investments agrees to recommend to the Board that Epoch continue to serve as subadvisor for the Fund for the five years following the closing date of the Asset Purchase Agreement, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund, were consistent with New York Life Investments and its affiliates’ profitability with respect to other Funds and supported the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement.

Extent to Which Economies of Scale May be Realized as the Fund Grows

In addition, the Board considered whether the Fund’s proposed expense structure will permit economies of scale to be shared with Fund investors. The Board also considered a report previously provided by New York Life Investments, prepared at the request of the Board, that

34	MainStay MAP Equity Fund

addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and the other funds within the MainStay Funds Complex. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s fee and expense structure as the Fund grows over time.

Reasonableness of Fees

The Board evaluated the reasonableness of the fees to be paid under the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement. The Board considered the Fund’s contractual management and subadvisory fee schedules. The Board considered information provided by Epoch concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board observed that New York Life Investments and Epoch had agreed to a different subadvisory fee schedule to be paid to Epoch, as compared to the subadvisory fee paid to ICAP. The Board considered that depending on the amount of assets managed by the subadvisor, this adjusted subadvisory fee schedule could result in either a reduction in the subadvisory fee, which would result in New York Life Investments retaining a slightly larger portion of the management fee, or an increase in the subadvisory fee, which would result in New York Life Investments retaining a smaller portion of the management fee, but that it would not impact the fees paid by the Fund or its shareholders. The Board noted, however, that Epoch’s fees as subadvisor are paid by New York Life Investments, and not the Fund. Accordingly, the Board principally focused on the reasonableness of the fees paid by the Fund to New York Life Investments and its affiliates in determining to approve the Repositioning, the Interim Subadvisory Agreement and Proposed New Subadvisory Agreement.

After considering the factors above, the Board concluded that the Fund’s overall fees were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Repositioning, that the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement support the conclusion that these fees are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay MAP Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) and Markston International LLC (“Markston”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, ICAP and Markston in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments, ICAP and Markston (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including ICAP as subadvisor to the Fund, and Markston and responses from New York Life Investments, ICAP and Markston to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, ICAP and Markston; (ii) the investment performance of the Fund, New York Life Investments, ICAP and Markston; (iii) the costs of the services provided, and profits realized, by New York Life Investments, ICAP and Markston from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, ICAP and Markston. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, ICAP and Markston. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments, ICAP and Markston resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments, ICAP and Markston

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with

36	MainStay MAP Equity Fund

overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of ICAP and Markston. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that ICAP and Markston provide to the Fund. The Board evaluated ICAP’s and Markston’s experience in serving as subadvisors to the Fund and managing other portfolios. It examined ICAP’s and Markston’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP and Markston, and ICAP’s and Markston’s overall legal and compliance environments. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by ICAP and Markston. The Board also reviewed ICAP’s and Markston’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, ICAP’s and Markston’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, ICAP or Markston had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board noted that the Fund had underperformed relative to peers in various periods and considered its discussions with representatives from New York Life Investments regarding this underperformance. The Board noted the remediation efforts undertaken by New York Life Investments with respect to the Fund. In particular, the Board considered New York Life Investments’ representation that it would propose at a future meeting that Epoch Investment Partners, Inc. replace ICAP as the subadvisor to the two sleeves of the Fund managed by ICAP. The Board further noted that New York Life Investments had adjusted the allocation of the Fund’s inflows and outflows between the Fund’s Subadvisers in an effort to improve performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, ICAP and Markston to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, ICAP and Markston

The Board considered the costs of the services provided by New York Life Investments, ICAP and Markston under the Agreements and the profits realized by New York Life Investments and its affiliates, including ICAP, and Markston due to their relationships with the Fund. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

in the aggregate. Although the Board did not receive specific profitability information from Markston, the Board considered representations from Markston and New York Life Investments that the subadvisory fee paid by New York Life Investments to Markston for services provided to the Fund was the result of arm’s-length negotiations.Because Markston’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments, ICAP and Markston and profits realized by New York Life Investments and its affiliates, including ICAP, and Markston, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, ICAP and Markston must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments, ICAP and Markston to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationships with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to ICAP and

Markston from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP and Markston in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Markston concerning other business relationships between Markston and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationships with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Markston, the Board concluded that any profits realized by Markston due to its relationships with the Fund are the result of arm’s-length negotiations between New York Life Investments and Markston and are based on fees paid to Markston by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the

38	MainStay MAP Equity Fund

extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to ICAP and Markston are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, ICAP and Markston on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

40	MainStay MAP Equity Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738973 MS144-17	MSMP10-06/17 (NYLIM) NL030

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)     Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:     July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:     July 5, 2017

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:     July 5, 2017

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.